SEMIANNUAL REPORT
JUNE 30, 2002

[GRAPHIC]

LIBERTY VARIABLE INVESTMENT TRUST

STEINROE VARIABLE INVESTMENT TRUST

WANGER ADVISORS TRUST

2002 SEMIANNUAL REPORT
LIBERTY VARIABLE INVESTMENT TRUST
STEINROE VARIABLE INVESTMENT TRUST
WANGER ADVISORS TRUST

PRESIDENT'S MESSAGE
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust

Dear Shareholder:

Over the past six months, the environment for the financial markets was shaped by economic events and investor uncertainties. Although the Federal Reserve Board halted its string of interest rate cuts in December 2001, its presence on the sidelines was felt as investors tried to guess the timing of its next move. A robust first quarter in 2002 suggested that the Fed could begin to raise short-term interest rates. However, the Fed kept the federal funds rate at a 40-year low of 1.75%, and indications of slower economic growth in the second quarter raised the possibility that the Fed could delay action until later in the year.

It was a challenging year for the stock market at home and most stock markets outside the US as well. Small company value stocks were the sole bright spot in the US as value generally outperformed growth. However, all broad measures of stock market performance delivered negative returns. The S&P 500 returned negative 13.15%. The Russell 1000 Growth Index, a common measure of large-company growth stocks, returned negative 20.78%. Foreign stock markets did somewhat better than US markets as indicated by the Morgan Stanley Capital International EAFE Index, which returned negative 1.62%. Some of the smaller markets of Asia delivered positive returns.

These disappointing stock market returns serve as a reminder that having a fixed-income component in your portfolio may be particularly beneficial when stocks fall on difficult times. If fixed-income investments are not part of your portfolio, speak with your investment professional about the potential benefits of incorporating them in your financial plan.

Among bonds, high-quality US government and municipal bonds were among the strongest performers for the six-month period as investors were attracted to their relative safety. High-quality corporate bonds also delivered solid returns compared to a declining stock market, although corporate bonds retreated in the final month of the period. High-yield bonds picked up early in the year as signs of an economic recovery emerged, but they gave back their gains as high-profile bankruptcies and accounting irregularities rocked investor confidence.

The following reports provide more detailed information about the performance and the strategies used by individual managers of each portfolio in Liberty Variable Investment Trust, SteinRoe Variable Investment Trust and Wanger Advisors Trust. As always, I encourage you to read the information contained in these reports and to maintain an active interest in your variable annuity.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

             - NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

PERFORMANCE AT A GLANCE
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust
Wanger Advisors Trust

                                                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                                     6-MONTH       AS OF JUNE 30, 2002 (%)
                                                                       INCEPTION   (CUMULATIVE)   1-YEAR  5-YEAR    10-YEAR   LIFE
-----------------------------------------------------------------------------------------------------------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
Colonial Global Equity Fund, Variable Series -- Class A(1)               6/1/00       -10.07      -22.15      --       --    -13.24
Colonial Global Equity Fund, Variable Series -- Class B                  6/1/99       -10.11      -22.33      --       --    -13.37
Colonial High Yield Securities Fund, Variable Series -- Class A         5/19/98        -3.98       -5.28      --       --     -3.58
Colonial International Fund for Growth, Variable Series -- Class A       5/2/94        -1.37      -10.00   -3.95       --     -0.22
Colonial International Fund for Growth, Variable Series -- Class B(2)    6/1/00        -2.05      -10.06   -4.08       --     -0.31
Colonial International Horizons Fund, Variable Series -- Class A(1)      6/1/00        -1.98       -9.57      --       --     -8.77
Colonial International Horizons Fund, Variable Series -- Class B         6/1/99        -2.12       -9.94      --       --     -8.92
Colonial Small Cap Value Fund, Variable Series -- Class A               5/19/98         5.02        6.91      --       --      5.75
Colonial Strategic Income Fund, Variable Series -- Class A               7/5/94         2.02        5.10    3.83       --      6.38
Colonial U.S. Growth & Income Fund, Variable Series -- Class A           7/5/94       -12.41       -9.37    6.17       --     12.97
Crabbe Huson Real Estate Investment Fund,
Variable Series -- Class A(1)                                            6/1/00         8.29        9.57      --       --      7.36
Liberty All-Star Equity Fund, Variable Series -- Class A               11/17/97       -16.79      -21.99      --       --      0.02
Liberty Newport Japan Opportunities Fund,
Variable Series -- Class A                                              5/30/00         4.36      -17.86      --       --    -28.37
Liberty S&P 500 Index Fund, Variable Series -- Class A                  5/30/00       -14.04      -18.89      --       --    -14.76
Liberty Select Value Fund, Variable Series -- Class A                   5/30/00         1.98       -0.91      --       --      8.08
Liberty Value Fund, Variable Series -- Class A                           7/1/93       -11.43       -7.49    6.06       --     10.66
Newport Tiger Fund, Variable Series -- Class A                           5/1/95        -6.21      -13.25   -7.79       --     -1.50
Rydex Financial Services Fund, Variable Series -- Class A               5/30/00        -0.71       -6.81      --       --      3.22
Rydex Health Care Fund, Variable Series -- Class A                      5/30/00       -16.76      -15.82      --       --     -6.50
Stein Roe Global Utilities Fund, Variable Series -- Class A              7/1/93        -7.56      -14.59    4.74       --      6.19
Stein Roe Global Utilities Fund, Variable Series -- Class B(2)           6/1/00        -7.77      -14.87    4.62       --      6.13

STEINROE VARIABLE INVESTMENT TRUST
Liberty Federal Securities Fund, Variable Series                         1/1/89         3.76        7.84    6.99     6.61      7.76
Stein Roe Balanced Fund, Variable Series                                 1/1/89        -6.45       -9.89    2.65     7.42      8.98
Stein Roe Growth Stock Fund, Variable Series                             1/1/89       -18.47      -27.87    0.93     8.94     11.21
Stein Roe Money Market Fund, Variable Series                             1/1/89         0.70        1.98    4.58     4.41      5.08
Stein Roe Small Company Growth Fund, Variable Series -- Class A          1/1/89       -11.65      -19.68   -1.51     8.88     10.01
Stein Roe Small Company Growth Fund, Variable Series -- Class B(2)       6/1/00       -11.85      -20.08   -1.67     8.80      9.95

WANGER ADVISORS TRUST
Wanger Foreign Forty, Variable Series                                    2/2/99        -2.84      -14.25      --       --      7.77
Wanger International Small Cap, Variable Series                          5/3/95         5.58       -7.09    7.15       --     15.25
Wanger Twenty, Variable Series                                           2/2/99        -5.14       -0.07      --       --     13.08
Wanger U.S. Smaller Companies, Variable Series                           5/3/95        -6.02       -9.21    8.53       --     15.89

(1) Class A shares (newer class shares) performance information includes returns of the fund's class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class B shares and the newer class shares.

(2) Class B shares (newer class shares performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

TABLE OF CONTENTS
Liberty Variable Investment Trust

PORTFOLIO MANAGERS' DISCUSSIONS
   Colonial Global Equity Fund, Variable Series                                                                           2
   Colonial High Yield Securities Fund, Variable Series                                                                  15
   Colonial International Fund for Growth, Variable Series                                                               30
   Colonial International Horizons Fund, Variable Series                                                                 43
   Colonial Small Cap Value Fund, Variable Series                                                                        55
   Colonial Strategic Income Fund, Variable Series                                                                       67
   Colonial U.S. Growth & Income Fund, Variable Series                                                                   83
   Crabbe Huson Real Estate Investment Fund, Variable Series                                                             93
   Liberty All-Star Equity Fund, Variable Series                                                                        102
   Liberty Newport Japan Opportunities Fund, Variable Series                                                            114
   Liberty S&P 500 Index Fund, Variable Series                                                                          125
   Liberty Select Value Fund, Variable Series                                                                           142
   Liberty Value Fund, Variable Series                                                                                  153
   Newport Tiger Fund, Variable Series                                                                                  164
   Rydex Financial Services Fund, Variable Series                                                                       175
   Rydex Health Care Fund, Variable Series                                                                              184
   Stein Roe Global Utilities Fund, Variable Series                                                                     194

FINANCIAL STATEMENTS
   Colonial Global Equity Fund, Variable Series                                                                           4
   Colonial High Yield Securities Fund, Variable Series                                                                  17
   Colonial International Fund for Growth, Variable Series                                                               32
   Colonial International Horizons Fund, Variable Series                                                                 45
   Colonial Small Cap Value Fund, Variable Series                                                                        57
   Colonial Strategic Income Fund, Variable Series                                                                       69
   Colonial U.S.Growth & Income Fund, Variable Series                                                                    85
   Crabbe Huson Real Estate Investment Fund, Variable Series                                                             95
   Liberty All-Star Equity Fund, Variable Series                                                                        104
   Liberty Newport Japan Opportunities Fund, Variable Series                                                            116
   Liberty S&P 500 Index Fund, Variable Series                                                                          127
   Liberty Select Value Fund, Variable Series                                                                           144
   Liberty Value Fund, Variable Series                                                                                  155
   Newport Tiger Fund, Variable Series                                                                                  166
   Rydex Financial Services Fund, Variable Series                                                                       177
   Rydex Health Care Fund, Variable Series                                                                              186
   Stein Roe Global Utilities Fund, Variable Series                                                                     196


TABLE OF CONTENTS
SteinRoe Variable Investment Trust
Wanger Advisors Trust

STEINROE VARIABLE INVESTMENT TRUST
   PORTFOLIO MANAGERS' DISCUSSIONS
   Liberty Federal Securities Fund, Variable Series                                                                     208
   Stein Roe Balanced Fund, Variable Series                                                                             219
   Stein Roe Growth Stock Fund, Variable Series                                                                         233
   Stein Roe Money Market Fund, Variable Series                                                                         244
   Stein Roe Small Company Growth Fund, Variable Series                                                                 253

   FINANCIAL STATEMENTS
   Liberty Federal Securities Fund, Variable Series                                                                     210
   Stein Roe Balanced Fund, Variable Series                                                                             221
   Stein Roe Growth Stock Fund, Variable Series                                                                         235
   Stein Roe Money Market Fund, Variable Series                                                                         246
   Stein Roe Small Company Growth Fund, Variable Series                                                                 255

WANGER ADVISORS TRUST
   PERFORMANCE REVIEWS
   Wanger U.S. Smaller Companies, Variable Series (formerly Wanger U.S. Small Cap, Variable Series)                     270
   Wanger International Small Cap, Variable Series                                                                      272
   Wanger Twenty, Variable Series                                                                                       274
   Wanger Foreign Forty, Variable Series                                                                                276

   FINANCIAL STATEMENTS                                                                                                 278

                Must be preceded or accompanied by a prospectus.
                     Liberty Funds Distributor, Inc. 8/2002

LIBERTY VARIABLE INVESTMENT TRUST

[SIDENOTE]

LIBERTY VARIABLE INVESTMENT TRUST

PORTFOLIO MANAGERS' DISCUSSION
Colonial Global Equity Fund, Variable Series / June 30, 2002

   Colonial Global Equity Fund, Variable Series seeks long-term growth by investing primarily in global equity securities.

   Charles R. Roberts and Erik P. Gustafson are co-portfolio managers of the fund. They are also senior vice presidents of Colonial Management Associates, Inc.

DIFFICULT TIMES FOR WORLD'S STOCK MARKETS
Although the world economy rebounded from an economic slowdown in the first quarter of the year, stock markets have failed to respond to the good news. In the US and also in Europe, management ethics and questionable accounting practices have unsettled investor confidence and brought stock prices down.

FOREIGN INVESTMENTS OUTPERFORM US
Although most foreign stock markets posted negative returns, they outperformed the US for the first time in nearly a decade, partly because a declining dollar translated into more favorable returns for US shareholders. The US dollar peaked in the second quarter and weakened against both the yen and the euro.

CONSUMER-RELATED AND INDUSTRIAL STOCKS LED PERFORMANCE
Outside the US, the fund benefited from its exposure to food, beverage and personal care companies in the consumer staples sector. Investments in L'Oreal (1.2% of net assets), the French cosmetics maker; Heineken (1.7% of net assets), the Dutch brewer, and Seven-Eleven (1.4% of net assets) in Japan--aided performance.(1) Consumer-related stocks, in general, benefited from improved economic conditions around the world.

   Among industrial stocks, the fund's investment in American companies such as General Electric (2.1% of net assets) hurt performance. However, outside the US, Autostrade (1.5% of net assets), which has been granted 40-year concession rights to operate the major toll road in Italy, was one of the strongest performers in the fund. The company has a steady, visible earnings stream which appealed to investors in an otherwise tumultuous period. Technology also continued to underperform the broader markets and we continued to be underweight in this area.

   The fund also did well to avoid some of the period's worst performers in the telecommunications sector. In fact, as much of our research effort has been devoted to avoiding calamity as it has to identifying opportunity during this period of heightened volatility in the stock market.

INSURANCE STOCKS A DISAPPOINTMENT
The fund's investments in insurance companies outside the US detracted from performance. We underestimated the impact of the capital markets on insurance companies, which have suffered considerable losses to their own equity and corporate bond portfolios. We ended the period with a smaller representation in the group because we cut back our holdings.

   Our health care investments, which account for a significant position in the fund, also suffered from market forces. In the US, medical product companies were punished for their relatively higher valuations while hospital stocks performed well as pricing remains strong. Pharmaceutical stocks were hurt both inside the US and abroad. However, we believe that the long-term prospects for the group are still favorable. In our estimation, the companies represented in the portfolio, such as Altana, a German pharmaceutical maker (0.9% of net assets), and Takeda Chemical (1.6% of net assets) in Japan, have good earnings visibility and reasonable valuations.

   Despite a resilient American consumer, our investments in US media companies underperformed. Advertising growth has been a disappointment but we see the potential for modest growth to resume later this year.

LOOKING AHEAD
Although we are concerned about the confluence of negative developments, we believe that stock markets are trying to find a more reasonable valuation level in a world of heightened uncertainty. We believe that the fund's emphasis on top quality, leading companies outside the US is appropriate for the times. The fund's defensive positioning in the US also makes sense in light of the environment. In fact, we may use market volatility to add selectively to our holdings, especially in the defense sector.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial Global Equity Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                                    6-MONTH
                                  (CUMULATIVE)      1-YEAR          LIFE
--------------------------------------------------------------------------------
 Class A(1) (6/1/00)                 -10.07         -22.15         -13.24
 Class B (6/1/99)                    -10.11         -22.33         -13.37
 MSCI World (GDP) Index(2)            -7.30         -15.69          -7.37
 S&P 500 Index(2)                    -13.15         -17.98          -7.33

Inception date of share class is in parentheses.

NET ASSET VALUE ($)                      12/31/01    6/30/02
--------------------------------------------------------------------------------
 Class A                                   7.15        6.43
 Class B                                   7.12        6.40

[CHART]

VALUE OF A $10,000 INVESTMENT, 6/1/99 - 6/30/02

Class A: $6,457
Class B: $6,427

            CLASS A SHARES     MSCI WORLD (GDP) INDEX     S&P 500 INDEX
 6/1999            $10,000                    $10,000           $10,000
 6/1999            $10,450                    $10,496           $10,553
 7/1999            $10,300                    $10,563           $10,225
 8/1999            $10,170                    $10,568           $10,174
 9/1999            $10,010                    $10,573           $ 9,895
10/1999            $10,250                    $11,043           $10,521
11/1999            $10,511                    $11,376           $10,735
12/1999            $11,258                    $12,380           $11,366
 1/2000            $10,676                    $11,710           $10,795
 2/2000            $11,057                    $11,907           $10,591
 3/2000            $11,539                    $12,533           $11,627
 4/2000            $11,168                    $11,883           $11,277
 5/2000            $10,685                    $11,592           $11,046
 6/2000            $10,927                    $12,037           $11,318
 7/2000            $10,746                    $11,599           $11,141
 8/2000            $11,409                    $11,929           $11,833
 9/2000            $10,636                    $11,305           $11,208
10/2000            $10,244                    $11,053           $11,161
11/2000            $ 9,260                    $10,404           $10,282
12/2000            $ 9,491                    $10,538           $10,332
 1/2001            $ 9,581                    $10,756           $10,699
 2/2001            $ 8,777                    $ 9,902           $ 9,724
 3/2001            $ 8,155                    $ 9,244           $ 9,109
 4/2001            $ 8,767                    $ 9,884           $ 9,816
 5/2001            $ 8,516                    $ 9,685           $ 9,881
 6/2001            $ 8,296                    $ 9,369           $ 9,641
 7/2001            $ 7,995                    $ 9,208           $ 9,547
 8/2001            $ 7,603                    $ 8,793           $ 8,950
 9/2001            $ 6,930                    $ 7,935           $ 8,228
10/2001            $ 7,030                    $ 8,081           $ 8,385
11/2001            $ 7,201                    $ 8,519           $ 9,028
12/2001            $ 7,181                    $ 8,520           $ 9,108
 1/2002            $ 6,920                    $ 8,212           $ 8,975
 2/2002            $ 6,819                    $ 8,166           $ 8,801
 3/2002            $ 7,060                    $ 8,561           $ 9,132
 4/2002            $ 6,860                    $ 8,322           $ 8,579
 5/2002            $ 6,769                    $ 8,365           $ 8,516
 6/2002            $ 6,457                    $ 7,897           $ 7,910

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) World (GDP) Index is an unmanaged index that tracks the performance of global stocks. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class A shares (newer class shares) performance information includes returns of the fund's class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class B shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be higher.

(2) Index performances are from May 31,1999.

INVESTMENT PORTFOLIO
Colonial Global Equity Fund, Variable Series / June 30, 2002 (Unaudited)

                                                          SHARES       VALUE
                                                        ---------   ------------
COMMON STOCKS--98.0%
CONSUMER DISCRETIONARY--10.4%
AUTOMOBILES & COMPONENTS--0.9%
AUTOMOBILE MANUFACTURERS--0.9%
Honda Motor Co., Ltd.                                         600   $     24,384
Toyota Motor Corp.                                          1,000         26,592
                                                                    ------------
                                                                          50,976
                                                                    ------------
CONSUMER DURABLES & APPAREL--1.5%
APPAREL & ACCESSORIES--1.5%
Christian Dior SA                                             900         34,803
Marks & Spencer Group PLC                                   8,683         49,557
                                                                    ------------
                                                                          84,360
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--0.7%
RESTAURANTS--0.7%
Compass Group PLC                                           6,211         37,495
                                                                    ------------
MEDIA--6.0%
BROADCASTING & CABLE TV--1.8%
Liberty Media Corp., Class A (a)                           10,000        100,000
                                                                    ------------
MOVIES & ENTERTAINMENT--4.2%
AOL Time Warner, Inc. (a)                                   7,000        102,970
Viacom, Inc., Class B (a)                                   3,000        133,110
                                                                    ------------
                                                                         236,080
                                                                    ------------
RETAILING--1.3%
HOME IMPROVEMENT RETAIL--1.3%
Home Depot, Inc.                                            2,000         73,460
                                                                    ------------

CONSUMER STAPLES--18.8%
FOOD & DRUG RETAILING--3.3%
FOOD RETAIL--3.3%
Carrefour SA                                                1,150         62,487
Seven-Eleven Japan Co., Ltd.                                2,000         78,940
Tesco PLC                                                  12,248         44,727
                                                                    ------------
                                                                         186,154
                                                                    ------------
FOOD, BEVERAGES & TOBACCO--11.6%
BREWERS--2.6%
Foster's Group Ltd.                                        18,123         48,206
Heineken N.V.                                               2,191         96,545
                                                                    ------------
                                                                         144,751
                                                                    ------------
DISTILLERS & VINTNERS--1.7%
Diageo PLC                                                  7,100         92,002
                                                                    ------------
PACKAGED FOODS--2.7%
Nestle SA                                                     400         93,714
Unilever PLC                                                6,424         59,143
                                                                    ------------
                                                                         152,857
                                                                    ------------
SOFT DRINKS--2.3%
Ito En, Ltd.                                                  800         30,372
PepsiCo, Inc.                                               2,000         96,400
                                                                    ------------
                                                                         126,772
                                                                    ------------
TOBACCO--2.3%
Philip Morris Companies, Inc.                               3,000        131,040
                                                                    ------------

HOUSEHOLD & PERSONAL PRODUCTS--3.9%
HOUSEHOLD PRODUCTS--2.7%
Kao Corp.                                                   4,000   $     92,319
Reckitt Benckiser PLC                                       3,100         55,917
                                                                    ------------
                                                                         148,236
                                                                    ------------
PERSONAL PRODUCTS--1.2%
L'Oreal SA                                                    853         66,818
                                                                    ------------

ENERGY--5.4%
INTEGRATED OIL & GAS--1.0%
BP PLC                                                      6,829         57,329
                                                                    ------------
OIL & GAS DRILLING--1.9%
Ensco International, Inc.                                   3,800        103,588
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--2.5%
BJ Services Co. (a)                                         2,000         67,760
L'Air Liquide SA                                              469         72,472
                                                                    ------------
                                                                         140,232
                                                                    ------------

FINANCIALS--15.4%
BANKS--4.8%
Anglo Irish Bank Corp. PLC (a)                              5,000         32,374
Banca Fideuram S.p.A.                                       3,482         21,786
Banco Popular Espanol SA                                      919         40,796
Commonwealth Bank of Australia                              2,900         53,817
DBS Group Holdings Ltd.                                     3,000         21,047
Lloyds TSB Group PLC                                        4,132         41,325
Royal Bank of Scotland Group PLC                            2,000         56,959
                                                                    ------------
                                                                         268,104
                                                                    ------------
DIVERSIFIED FINANCIALS--4.7%
DIVERSIFIED FINANCIAL SERVICES--4.1%
Bank of Ireland                                             6,000         75,199
Citigroup, Inc.                                             4,000        155,000
                                                                    ------------
                                                                         230,199
                                                                    ------------
MULTI-SECTOR HOLDINGS--0.6%
Hutchison Whampoa Ltd.                                      4,000         29,872
                                                                    ------------
INSURANCE--5.9%
LIFE & HEALTH INSURANCE--1.2%
Irish Life & Permanent PLC                                  4,700         68,273
                                                                    ------------
MULTI-LINE INSURANCE--4.0%
Allianz AG                                                    204         41,022
American International Group, Inc.                          2,650        180,809
                                                                    ------------
                                                                         221,831
                                                                    ------------
REINSURANCE--0.7%
Muenchener Rueckversicherungs-Gesellschaft AG,
  Registered Shares                                           174         41,321
                                                                    ------------

                       See Notes to Investment Portfolio.

                                        4

                                                          SHARES       VALUE
                                                        ---------   ------------
HEALTH CARE--18.4%
HEALTH CARE EQUIPMENT & SERVICES--6.3%
HEALTH CARE EQUIPMENT--2.5%
Medtronic, Inc.                                             3,200   $    137,120
                                                                    ------------
HEALTH CARE FACILITIES--2.5%
HCA, Inc.                                                   3,000        142,500
                                                                    ------------
HEALTH CARE SUPPLIES--1.3%
Smith & Nephew PLC                                         13,100         72,893
                                                                    ------------
PHARMACEUTICALS--12.1%
Altana AG                                                   1,009         51,024
AstraZeneca Group PLC                                         945         39,040
Aventis SA (France)                                           531         37,777
Aventis SA (Germany)                                          120          8,458
Beiersdorf AG (a)                                             300         36,294
GlaxoSmithKline PLC                                         2,896         62,877
Novartis AG (Registered)                                    1,400         61,866
Pfizer, Inc.                                                4,000        140,000
Roche Holding AG                                              300         22,787
Sanofi-Synthelabo SA                                          611         37,320
Schering AG                                                 1,394         87,564
Takeda Chemical Industries Ltd.                             2,000         87,971
                                                                    ------------
                                                                         672,978
                                                                    ------------

INDUSTRIALS--11.4%
CAPITAL GOODS--5.3%
AEROSPACE & DEFENSE--2.5%
Lockheed Martin Corp.                                       2,000        139,000
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.7%
Johnson Electric Holdings Ltd.                             33,500         39,728
                                                                    ------------
INDUSTRIAL CONGLOMERATES--2.1%
General Electric Co.                                        4,100        119,105
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--2.5%
DIVERSIFIED COMMERCIAL SERVICES--1.5%
Park24 Co., Ltd.                                              600         10,286
Secom Co., Ltd.                                             1,500         73,755
                                                                    ------------
                                                                          84,041
                                                                    ------------
EMPLOYMENT SERVICES--1.0%
Capita Group PLC                                           11,127         53,329
                                                                    ------------
TRANSPORTATION--3.6%
AIR FREIGHT & COURIERS--1.2%
TNT Post Group N.V.                                         2,887         65,468
                                                                    ------------
AIRPORT SERVICES--0.9%
BAA PLC                                                     5,441         49,968
                                                                    ------------
HIGHWAY & RAIL INFRASTRUCTURE--1.5%
Concessioni e Costruzioni Autostrade S.p.A.                10,136         84,322
                                                                    ------------

INFORMATION TECHNOLOGY--10.8%
SOFTWARE & SERVICES--3.5%
APPLICATION SOFTWARE--1.5%
Dassault Systemes SA                                          930         42,649
SAP AG                                                        397         39,365
                                                                    ------------
                                                                          82,014
                                                                    ------------

SYSTEMS SOFTWARE--2.0%
Microsoft Corp. (a)                                         2,000   $    109,400
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT--7.3%
COMPUTER STORAGE & PERIPHERALS--0.5%
EMC Corp. (a)                                               3,900         29,445
                                                                    ------------
NETWORKING EQUIPMENT--1.7%
Cisco Systems, Inc. (a)                                     7,000         97,650
                                                                    ------------
OFFICE ELECTRONICS--1.4%
Canon, Inc.                                                 2,000         75,762
                                                                    ------------
SEMICONDUCTORS--3.1%
Murata Manufacturing Co., Ltd.                                300         19,317
Rohm Co., Ltd.                                                300         44,880
STMicroelectronics N.V.                                       520         13,019
Texas Instruments, Inc.                                     4,000         94,800
                                                                    ------------
                                                                         172,016
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT--0.6%
Nokia Oyj                                                   2,310         33,945
                                                                    ------------

TELECOMMUNICATION SERVICES--2.1%
WIRELESS TELECOMMUNICATION SERVICES--2.1%
NTT DoCoMo, Inc.                                               20         49,337
Telecom Italia Mobile S.p.A.                                5,824         23,965
Vodafone Group PLC                                         30,555         41,699
                                                                    ------------
                                                                         115,001
                                                                    ------------

UTILITIES--5.3%
GAS UTILITIES--5.3%
Hong Kong & China Gas Co., Ltd.                            28,240         37,473
Italgas S.p.A.                                              6,200         69,161
Kinder Morgan, Inc.                                         4,000        152,080
Osaka Gas Co., Ltd.                                        16,000         38,132
                                                                    ------------
                                                                         296,846
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $6,654,834)                                                5,464,281
                                                                    ------------

                                                           PAR
                                                        ---------
SHORT-TERM OBLIGATION--2.8%
Repurchase agreement with SBC Warburg Ltd., dated
  06/28/02 due 07/01/02 at 1.900%, collateralized
  by U.S. Treasury Bonds and Notes with various
  maturities to 2027, market value $160,685
  (repurchase proceeds $157,025) (cost of $157,000)     $ 157,000        157,000
                                                                    ------------
TOTAL INVESTMENTS--100.8%
  (cost of $6,811,834) (b)                                             5,621,281
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--(0.8)%                                  (42,885)
                                                                    ------------
NET ASSETS--100.0%                                                  $  5,578,396
                                                                    ============

                       See Notes to Investment Portfolio.

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income purposes is the same.

SUMMARY OF SECURITIES                              % OF TOTAL
    BY COUNTRY                           VALUE     INVESTMENT
---------------------                 ----------   ----------
Unites States                         $2,462,237        43.8%
United Kingdom                           814,260        14.5
Japan                                    652,047        11.6
France                                   375,803         6.7
Germany                                  296,590         5.3
Italy                                    199,234         3.5
Switzerland                              178,367         3.2
Ireland                                  175,846         3.1
Netherlands                              162,013         2.9
China                                    107,073         1.9
Australia                                102,023         1.8
Spain                                     40,796         0.7
Finland                                   33,945         0.6
Singapore                                 21,047         0.4
                                      ----------       -----
                                      $5,621,281       100.0%
                                      ==========       =====

                       See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES
Colonial Global Equity Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                                $  6,811,834
                                                                    ------------
Investments, at value                                               $  5,621,281
Cash                                                                         105
Foreign currency (cost of $123)                                               81
Receivable for:
   Interest                                                                   25
   Dividends                                                              13,453
   Expense reimbursement due from Manager                                  6,125
Deferred Trustees' compensation plan                                       1,467
                                                                    ------------
     TOTAL ASSETS                                                      5,642,537
                                                                    ------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                19,808
   Management fee                                                          4,245
   Transfer agent fee                                                        509
   Pricing and bookkeeping fees                                            1,426
   Custody fee                                                             5,707
   Trustees' fee                                                             437
Deferred Trustees' fee                                                     1,467
Other liabilities                                                         30,542
                                                                    ------------
     TOTAL LIABILITIES                                                    64,141
                                                                    ------------
Net Assets                                                          $  5,578,396
                                                                    ============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $  9,552,252
Undistributed net investment income                                        2,691
Accumulated net realized loss                                         (2,786,740)
Net unrealized appreciation (depreciation) on:
   Investments                                                        (1,190,553)
   Foreign currency translations                                             746
                                                                    ------------
NET ASSETS                                                          $  5,578,396
                                                                    ============

CLASS A:
Net assets                                                          $        624
Shares outstanding                                                            97
                                                                    ============
Net asset value per share                                           $       6.43
                                                                    ============

CLASS B:
Net assets                                                          $  5,577,772
Shares outstanding                                                       871,878
                                                                    ============
Net asset value per share                                           $       6.40
                                                                    ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Global Equity Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                            $  47,811
Interest                                                                                 2,241
                                                                                     ---------
   Total Investment Income (net of foreign taxes withheld of $4,454)                    50,052
EXPENSES:
Management fee                                                                          29,246
Distribution fee--Class B                                                                7,695
Pricing and bookkeeping fees                                                             5,971
Transfer agent fee                                                                       3,820
Trustees' fee                                                                            2,624
Audit fee                                                                                8,320
Custody fee                                                                              3,760
Reports to shareholders                                                                  8,837
Other expenses                                                                           1,767
                                                                                     ---------
   Total Expenses                                                                       72,040
Fees and expenses reimbursed by Manager                                                (28,900)
Custody earnings credit                                                                    (34)
                                                                                     ---------
   Net Expenses                                                                         43,106
                                                                                     ---------
Net Investment Income                                                                    6,946
                                                                                     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                                        (514,851)
   Foreign currency transactions                                                        (4,688)
                                                                                     ---------
     Net realized loss                                                                (519,539)
                                                                                     ---------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                        (160,449)
   Foreign currency translations                                                           797
                                                                                     ---------
     Net change in unrealized appreciation/depreciation                               (159,652)
                                                                                     ---------
Net Loss                                                                              (679,191)
                                                                                     ---------
Net Decrease in Net Assets from Operations                                           $(672,245)
                                                                                     =========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Colonial Global Equity Fund, Variable Series

                                                                                              (UNAUDITED)
                                                                                              SIX MONTHS           YEAR
                                                                                                 ENDED             ENDED
                                                                                                JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                               2002              2001
----------------------------------                                                           -------------     -------------
OPERATIONS:
Net investment income (loss)                                                                  $     6,946       $    (2,439)
Net realized loss on investments and foreign currency transactions                               (519,539)       (1,225,690)
Net change in unrealized appreciation/depreciation on investments
   and foreign currency translations                                                             (159,652)       (1,070,347)
                                                                                              -----------       -----------
        Net Decrease from Operations                                                             (672,245)       (2,298,476)
                                                                                              -----------       -----------
SHARE TRANSACTIONS:
Class B:
   Subscriptions                                                                                   29,552         1,314,108
   Redemptions                                                                                   (723,529)       (1,604,955)
                                                                                              -----------       -----------
Net Decrease from Share Transactions                                                             (693,977)         (290,847)
                                                                                              -----------       -----------
Total Decrease in Net Assets                                                                   (1,366,222)       (2,589,323)
NET ASSETS:
Beginning of period                                                                             6,944,618         9,533,941
                                                                                              -----------       -----------
End of period (including undistributed net investment income of $2,691 and
   accumulated net investment loss of $(4,255), respectively)                                 $ 5,578,396       $ 6,944,618
                                                                                              ===========       ===========
CHANGES IN SHARES:
Class B:
   Subscriptions                                                                                    4,239           159,946
   Redemptions                                                                                   (107,269)         (195,031)
                                                                                              -----------       -----------
        Net Decrease                                                                             (103,030)          (35,085)
                                                                                              -----------       -----------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Global Equity Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial Global Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth by investing primarily in global equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and non-assessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2008                                $  370,030
       2009                                 1,557,054
                                           ----------
                                           $1,927,084
                                           ==========

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $340,118 and $2,452 of net capital losses attributable to security transactions and foreign currency losses, respectively, occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly subadvisory fee equal to 0.75% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the

Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.15% annually of the Fund's average daily net assets. This arrangement may be terminated or modified by the Manager at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $34 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $1,132,746 and $1,383,303, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation         $   260,716
     Gross unrealized depreciation          (1,451,269)
                                           -----------
       Net unrealized depreciation         $(1,190,553)
                                           ===========

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Colonial Global Equity Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                          (UNAUDITED)
                                                                          SIX MONTHS            YEAR              PERIOD
                                                                             ENDED              ENDED              ENDED
                                                                            JUNE 30,         DECEMBER 31,       DECEMBER 31,
                                                                              2002               2001             2000 (a)
                                                                         ------------        ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $  7.15            $  9.45            $ 10.64
                                                                            -------            -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                      0.02               0.02               0.04
Net realized and unrealized loss on investments
   and foreign currency                                                       (0.74)             (2.32)             (1.23)
                                                                            -------            -------            -------
       Total from Investment Operations                                       (0.72)             (2.30)             (1.19)
                                                                            -------            -------            -------
NET ASSET VALUE, END OF PERIOD                                              $  6.43            $  7.15            $  9.45
                                                                            =======            =======            =======
Total return (c)(d)(e)                                                       (10.07)%(f)        (24.34)%           (11.18)%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                   1.15%(h)           1.15%              1.15%(h)
Net investment income (g)                                                      0.47%(h)           0.22%              0.61%(h)
Waiver/reimbursement                                                           0.94%(h)           1.72%              0.52%(h)
Portfolio turnover rate                                                          19%(f)             69%                75%
Net assets, end of period (000's)                                           $     1            $     1            $     1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable had no impact.
(h) Annualized.

FINANCIAL HIGHLIGHTS
Colonial Global Equity Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                  (UNAUDITED)
                                                                   SIX MONTHS                                      PERIOD
                                                                     ENDED        YEAR ENDED DECEMBER 31,          ENDED
                                                                    JUNE 30,      -----------------------       DECEMBER 31,
                                                                      2002           2001          2000           1999 (a)
                                                                  -----------      -------       -------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  7.12        $  9.44       $ 11.21          $10.00
                                                                    -------        -------       -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                       0.01             --(c)       0.04            0.04
Net realized and unrealized gain (loss) on investments
   and foreign currency                                               (0.73)         (2.32)        (1.81)           1.22
                                                                    -------        -------       -------          ------
       Total from Investment Operations                               (0.72)         (2.32)        (1.77)           1.26
                                                                    -------        -------       -------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                               --             --            --           (0.05)
                                                                    -------        -------       -------          ------
NET ASSET VALUE, END OF PERIOD                                      $  6.40        $  7.12       $  9.44          $11.21
                                                                    =======        =======       =======          ======
Total return (d)(e)(f)                                               (10.11)%(g)    (24.58)%      (15.79)%         12.57%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                                                           1.40%(i)       1.40%         1.40%           1.40%(i)
Net investment income (loss) (h)                                       0.22%(i)      (0.03)%        0.36%           0.55%(i)
Waiver/reimbursement                                                   0.94%(i)       1.72%         0.52%           0.83%(i)
Portfolio turnover rate                                                  19%(g)         69%           75%              1%(g)
Net assets, end of period (000's)                                   $ 5,578        $ 6,944       $ 9,533          $7,284

(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable had no impact.
(i) Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Colonial High Yield Securities Fund, Variable Series / June 30, 2002

   Colonial High Yield Securities Fund, Variable Series seeks high current income and total return.

   Scott B. Richards is the portfolio manager of the fund. Mr. Richards is a senior vice president of Colonial Management Associates, Inc.

A SHORT-LIVED RALLY GAVE WAY TO DECLINES
A recovery in high-yield bond prices late in 2001 faded during the period as expectations of a solid economic rebound began to unravel. After showing positive returns early in 2002, the high-yield market slid for most of the period. B-rated bonds, the credit-intensive category where the fund tends to focus, came under pressure. Negative second quarter results wiped out modest gains recorded earlier, with most of the damage occurring in June, one of the most difficult months ever for high yield bonds. The fund's focus on lower quality B-rated bonds, which lagged, accounted for its underperformance in a period that was generally unfavorable for the high yield market.

   The problems plaguing high-yield securities mirrored those that dragged down stock prices. Corporate misgovernance, accounting scandals and earnings shortfalls came atop general concern that the economic recovery was very slow to take shape.

PORTFOLIO QUALITY MOVED HIGHER
We sought to cope with these challenges by continuing to upgrade the portfolio, a process that began a year ago. In addition to culling underperformers, we increased exposure to BB-rated bonds while cutting back holdings in the more speculative CCC category. CCC-rated bonds, which tend to behave most like stocks, declined the most over this period.

   It's also worth noting that overall quality of the high-yield marketplace has been improving, partly because high default rates of the last two years have eliminated many lower quality issues. Although defaults are inevitable in the high-yield universe, the fund's default experience has been better than average despite our focus on B-rated bonds. Many recent defaults occurred in the beleaguered telecom industry and among CCC-rated issues.

DEFENSIVE AND INDUSTRIAL SECTORS ADDED TO RESULTS
The fund did well in some of the more defensive sectors. K. Hovnanian Enterprises, KB Home and Lennar (0.8%, 0.6% and 0.6% of net assets, respectively) all reflected strength in the housing market and the market's preference for BB bonds.(1) For-profit hospital company HCA (1.0% of net assets) and Bio-Rad Laboratories (0.8% of net assets), which supplies clinical testing products to research laboratories, both made positive contributions to performance. Industrial holdings that aided performance included Actuant, a diversified manufacturer; Flowserve, a manufacturer of pumps and valves; and Agco, which makes agricultural machinery (0.5%, 0.4% and 0.5% of net assets, respectively).

CABLE AND TELECOM HOLDINGS DISAPPOINTED
Results benefited from our underweight exposure to the telecom industry. However, overexposure to cable companies relative to our benchmark hurt performance and we brought the portfolio's cable weighting in line with the market by the end of the period. We sold Pennsylvania-based cable operator Adelphia early in its price decline. In telecommunications, we bought WorldCom at a discount while it still appeared to offer good value. We later sold it at a loss, however, as the extent of its accounting irregularities became known.

A RECOVERY WOULD BE THE BEST CATALYST
We believe that a solid economic and profit recovery would aid the high yield bond sector. However, a slump in consumer confidence could push back the timetable for a turnaround because consumer spending accounts for some two-thirds of the nation's economic output.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in Colonial High Yield Securities Fund, Variable Series offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial High Yield Securities Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                                6-MONTH
                              (CUMULATIVE)     1-YEAR          LIFE
---------------------------------------------------------------------
Class A (5/19/98)                -3.98          -5.28         -3.58
CS First Boston
  High Yield Index(1)             0.15           1.60          0.05

Inception date of share class is in parentheses.

NET ASSET VALUE ($)                   12/31/01        6/30/02
--------------------------------------------------------------
Class A                                 6.54            6.28

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/19/98 - 6/30/02
CLASS A: $8,605

                                       CS FIRST BOSTON
                 CLASS A SHARES       HIGH YIELD INDEX
 5/1998                $ 10,020               $ 10,000
 6/1998                $ 10,050               $ 10,021
 7/1998                $ 10,170               $ 10,091
 8/1998                $  9,510               $  9,406
 9/1998                $  9,470               $  9,405
10/1998                $  9,320               $  9,218
11/1998                $  9,940               $  9,685
12/1998                $  9,743               $  9,663
 1/1999                $  9,889               $  9,754
 2/1999                $  9,878               $  9,734
 3/1999                $ 10,045               $  9,822
 4/1999                $ 10,109               $ 10,039
 5/1999                $  9,931               $  9,931
 6/1999                $  9,931               $  9,936
 7/1999                $  9,972               $  9,941
 8/1999                $  9,837               $  9,852
 9/1999                $  9,742               $  9,776
10/1999                $  9,659               $  9,729
11/1999                $  9,826               $  9,861
12/1999                $  9,902               $  9,980
 1/2000                $  9,824               $  9,940
 2/2000                $  9,992               $ 10,002
 3/2000                $  9,768               $  9,852
 4/2000                $  9,768               $  9,837
 5/2000                $  9,678               $  9,680
 6/2000                $  9,757               $  9,897
 7/2000                $  9,835               $  9,990
 8/2000                $  9,924               $ 10,056
 9/2000                $  9,777               $  9,964
10/2000                $  9,419               $  9,654
11/2000                $  8,959               $  9,274
12/2000                $  9,219               $  9,460
 1/2001                $  9,899               $ 10,027
 2/2001                $  9,973               $ 10,128
 3/2001                $  9,565               $  9,926
 4/2001                $  9,367               $  9,823
 5/2001                $  9,441               $ 10,020
 6/2001                $  9,083               $  9,864
 7/2001                $  9,045               $  9,970
 8/2001                $  9,107               $ 10,110
 9/2001                $  8,402               $  9,472
10/2001                $  8,699               $  9,688
11/2001                $  8,983               $ 10,000
12/2001                $  8,958               $ 10,006
 1/2002                $  9,013               $ 10,100
 2/2002                $  8,876               $ 10,028
 3/2002                $  9,012               $ 10,257
 4/2002                $  9,094               $ 10,421
 5/2002                $  8,999               $ 10,384
 6/2002                $  8,605               $ 10,022

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The CS First Boston High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 1998.

INVESTMENT PORTFOLIO

Colonial High Yield Securities Fund, Variable Series / June 30, 2002 (Unaudited)

                                                       PAR              VALUE
                                                   -----------       -----------
CORPORATE FIXED-INCOME
   BONDS & NOTES--90.8%
CONSTRUCTION--5.5%
BUILDING CONSTRUCTION--5.5%
Associated Materials, Inc.,
   9.750% 04/15/12                                 $   100,000       $   103,000
Atrium Companies, Inc.,
   10.500% 05/01/09                                     50,000            50,250
Coagulum Corp.,
   8.625% 08/01/08                                      65,000            52,650
D.R. Horton, Inc.,
   9.750% 09/15/10                                     260,000           273,000
KB Home,
   8.625% 12/15/08                                     115,000           119,025
K. Hovnanian Enterprises, Inc.,
   8.875% 04/01/12 (a)                                   5,000             4,950
   10.500% 10/01/07                                    160,000           175,200
Lennar Corp.,
   7.625% 03/01/09                                     135,000           139,725
Ryland Group, Inc.,
   9.125% 06/15/11                                      85,000            90,100
Standard Pacific Corp.,
   9.250% 04/15/12                                     175,000           175,000
                                                                     -----------
                                                                       1,182,900
                                                                     -----------

FINANCE, INSURANCE & REAL ESTATE--3.2%
DEPOSITORY INSTITUTIONS--1.9%
Sovereign Bancorp, Inc.,
   10.500% 11/15/06                                    350,000           394,513
                                                                     -----------
FINANCIAL SERVICES--1.3%
Intertek Finance PLC,
   10.250% 11/01/06                                    140,000           147,175
Williams Scotsman, Inc.,
   9.875% 06/01/07                                     150,000           144,000
                                                                     -----------
                                                                         291,175
                                                                     -----------

MANUFACTURING--28.9%
CHEMICALS & ALLIED PRODUCTS--7.5%
Acetex Corp.,
   10.875% 08/01/09                                     65,000            67,925
Avecia Group PLC,
   11.000% 07/01/09                                     80,000            80,000
Huntsman ICI Holdings LLC,
   (b) 12/31/09                                      1,070,000           256,800
Koppers Industries, Inc.,
   9.875% 12/01/07                                     155,000           155,775
Lyondell Chemical Co.,
   9.500% 12/15/08                                     150,000           139,500
MacDermid, Inc.,
   9.125% 07/15/11                                     125,000           131,250
Messer Griesheim Holding Co.,
   10.375% 06/01/11                                EUR 120,000           127,315
Om Group, Inc.,
   9.250% 12/15/11                                 $    80,000            82,800
Sterling Chemicals, Inc.,
   11.750% 08/15/06 (c)                            $   390,000       $    39,000
Terra Capital, Inc.,
   12.875% 10/15/08 (a)                                260,000           269,100
Terra Industries, Inc.,
   10.500% 06/15/05                                    150,000           132,000
Texas Petrochemical Corp.,
   11.125% 07/01/06                                    175,000           141,750
                                                                     -----------
                                                                       1,623,215
                                                                     -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.6%
Flextronics International Ltd.,
   9.875% 07/01/10                                     130,000           136,500
                                                                     -----------
FABRICATED METAL--0.5%
Earle M. Jorgensen Co.,
   9.750% 06/01/12 (a)                                 100,000            99,000
                                                                     -----------
FOOD & KINDRED PRODUCTS--3.5%
Constellation Brands, Inc.,
   8.125% 01/15/12                                      75,000            77,625
Del Monte Corp.,
   9.250% 05/15/11                                      60,000            61,800
Dole Food Co., Inc.,
   7.250% 05/01/09 (a)                                  75,000            76,510
New World Pasta Co.,
   9.250% 02/15/09                                      70,000            67,900
Premier International Foods PLC,
   12.000% 09/01/09                                    250,000           272,500
Roundy's, Inc.,
   8.875% 06/15/12 (a)                                  45,000            44,663
Smithfield Foods, Inc.,
   8.000% 10/15/09 (a)                                 150,000           151,125
                                                                     -----------
                                                                         752,123
                                                                     -----------
FURNITURE & FIXTURES--0.7%
Juno Lighting, Inc.,
   11.875% 07/01/09                                    155,000           159,650
                                                                     -----------
MACHINERY & COMPUTER EQUIPMENT--0.5%
JLG Industries, Inc.,
   8.375% 06/15/12 (a)                                  70,000            69,650
NMHG Holding Co.,
   10.000% 05/15/09 (a)                                 50,000            50,500
                                                                     -----------
                                                                         120,150
                                                                     -----------
MEASURING & ANALYZING INSTRUMENTS--0.5%
Fisher Scientific International, Inc.,
   8.125% 05/01/12 (a)                                 100,000            99,750
                                                                     -----------
MISCELLANEOUS MANUFACTURING--5.2%
Actuant Corp.,
   13.000% 05/01/09                                    101,000           116,655
Agco Corp.,
   9.500% 05/01/08                                     100,000           106,000
Applied Extrusion Technologies, Inc.,
   10.750% 07/01/11                                    100,000            90,000
Ball Corp.,
   8.250% 08/01/08                                      70,000            72,450
Flowserve Corp.,
   12.250% 08/15/10                                     81,000            91,125

                       See Notes to Investment Portfolio.

                                       17

                                                       PAR              VALUE
                                                   -----------       -----------
ISG Resources, Inc.,
   10.000% 04/15/08                                $   150,000       $   141,000
Johnsondiversey, Inc.,
   9.625% 05/15/12 (a)                                 150,000           156,000
Owens-Illinois, Inc.:
   7.350% 05/15/08                                      50,000            44,500
   7.500% 05/15/10                                      90,000            79,200
Tekni-Plex, Inc.,
   12.750% 06/15/10                                    205,000           212,175
                                                                     -----------
                                                                       1,109,105
                                                                     -----------
PAPER PRODUCTS--2.5%
Corp. Durango SA,
   13.125% 08/01/06                                    125,000           106,250
Riverwood International Corp.,
   10.875% 04/01/08                                    320,000           333,600
Tembec Industries, Inc.,
   8.500% 02/01/11                                      90,000            92,700
                                                                     -----------
                                                                         532,550
                                                                     -----------
POLLUTION CONTROL--0.2%
Envirosource, Inc.,
   14.000% 12/15/08                                     47,729            38,183
                                                                     -----------
PRIMARY METAL--1.7%
AK Steel Corp.,
   7.750% 06/15/12 (a)                                 100,000            99,500
Kaiser Aluminum & Chemical Corp.,
   10.875% 10/15/06                                    195,000           159,900
Renco Metals, Inc.,
   11.500% 07/01/03 (c)                                 50,000             5,000
WCI Steel Inc.,
   10.000% 12/01/04                                    160,000            89,200
Wheeling-Pittsburgh Corp.,
   9.250% 11/15/07 (c)                                 250,000             5,000
                                                                     -----------
                                                                         358,600
                                                                     -----------
PRINTING & PUBLISHING--2.4%
PriMedia Inc.,
   8.875% 05/15/11                                      50,000            36,000
Quebecor Media, Inc.,
   11.125% 07/15/11                                    150,000           148,500
Von Hoffman Corp.
   10.250% 03/15/09                                    110,000           112,750
Yell Finance BV,
   10.750% 08/01/11                                    200,000           220,000
                                                                     -----------
                                                                         517,250
                                                                     -----------
TRANSPORTATION EQUIPMENT--3.1%
Collins & Aikman Products Co.,
   10.750% 12/31/11 (a)                                165,000           165,000
Dana Corp.,
   10.125% 03/15/10 (a)                                 60,000            61,500
Dura Operating Corp.:
   8.625% 04/15/12 (a)                                 100,000           100,500
   9.000% 05/01/09                                      40,000            38,800
Lear Corp.,
   8.110% 05/15/09                                     160,000           164,000
Pennzoil-Quaker State Co.,
   10.000% 11/01/08 (a)                            $   120,000       $   139,200
                                                                     -----------
                                                                         669,000
                                                                     -----------

MINING & ENERGY--6.0%
METAL MINING--0.2%
TriMas Corp.,
   9.875% 06/15/12 (a)                                  50,000            50,500
                                                                     -----------
OIL & GAS EXTRACTION--5.8%
Chesapeake Energy Corp.,
   8.125% 04/01/11                                      75,000            73,875
Compton Petroleum Corp.,
   9.900% 05/15/09 (a)                                  75,000            76,807
El Paso Energy Partners, LP,
   8.500% 06/01/11                                     125,000           123,750
Encore Acquisition Co.,
   8.375% 06/15/12 (a)                                  95,000            95,000
Forest Oil Corp.,
   8.000% 06/15/08                                      70,000            70,350
Harvest Natural Resources, Inc.,
   9.375% 11/01/07                                      55,000            47,300
Magnum Hunter Resources, Inc.,
   10.000% 06/01/07                                    150,000           153,000
Mariner Energy, Inc.,
   10.500% 08/01/06                                    120,000           114,000
Petsec Energy, Inc.,
   9.500% 06/15/07 (c)                                 200,000             2,000
Pioneer Natural Resources Co.,
   7.500% 04/15/12                                      25,000            24,875
Pogo Producing Co.,
   8.250% 04/15/11                                     205,000           205,000
Stone Energy Corp.,
   8.250% 12/15/11 (a)                                  50,000            50,250
Trico Marine Services, Inc.,
   8.875% 05/15/12 (a)                                  80,000            79,400
XTO Energy, Inc.,
   7.500% 04/15/12                                     130,000           131,950
                                                                     -----------
                                                                       1,247,557
                                                                     -----------

RETAIL TRADE--1.5%
FOOD STORES--0.2%
Pathmark Stores, Inc.,
   8.750% 02/01/12                                      45,000            45,675
                                                                     -----------
MISCELLANEOUS RETAIL--0.7%
Steinway Musical Instruments, Inc.,
   8.750% 04/15/11                                     150,000           152,250
                                                                     -----------
RESTAURANTS--0.6%
Yum! Brands, Inc.:
   7.700% 07/01/12                                      25,000            24,750
   8.875% 04/15/11                                      85,000            90,100
                                                                     -----------
                                                                         114,850
                                                                     -----------

                       See Notes to Investment Portfolio.

                                       18

                                                       PAR              VALUE
                                                   -----------       -----------
SERVICES--20.6%
AMUSEMENT & RECREATION--9.0%
Ameristar Casinos, Inc.,
   10.750% 02/15/09                                $    95,000       $   101,650
Anchor Gaming,
   9.875% 10/15/08                                     120,000           141,847
Argosy Gaming Co.,
   10.750% 06/01/09                                    115,000           123,912
Boyd Gaming Corp.,
   9.500% 07/15/07                                      75,000            75,750
Circus & Eldorado/Silver
   Legacy Capital Corp.,
   10.125% 03/01/12 (a)                                 80,000            82,800
Coast Hotels & Casinos, Inc.,
   9.500% 04/01/09                                     100,000           105,000
Hollywood Casino Corp.,
   11.250% 05/01/07                                    230,000           247,825
Hollywood Casino Shreveport,
   13.000% 08/01/06                                    220,000           239,800
Hollywood Park, Inc.,
   9.250% 02/15/07                                     250,000           230,000
Majestic Investor Holdings,
   11.653% 11/30/07 (a)                                 50,000            47,500
Penn National Gaming, Inc.,
   11.125% 03/01/08                                    100,000           107,500
Regal Cinemas, Inc.,
   9.375% 02/01/12                                     150,000           156,000
Riviera Holdings Corp.,
   11.000% 06/15/10 (a)                                 65,000            64,350
Six Flags, Inc.,
   9.500% 02/01/09                                     100,000           101,500
Venetian Casino Resort LLC,
   11.000% 06/15/10 (a)                                100,000           100,750
                                                                     -----------
                                                                       1,926,184
                                                                     -----------
AUTO REPAIR SERVICES & PARKING--0.8%
United Rentals, Inc.:
   8.800% 08/15/08                                      85,000            81,600
   9.500% 06/01/08                                      85,000            83,725
                                                                     -----------
                                                                         165,325
                                                                     -----------
FUNERAL SERVICES--1.4%
Service Corp. International,
   7.700% 04/15/09                                     210,000           192,150
Stewart Enterprises, Inc.,
   10.750% 07/01/08                                    100,000           111,000
                                                                     -----------
                                                                         303,150
                                                                     -----------
HEALTH SERVICES--7.7%
Alliance Imaging, Inc.,
   10.375% 04/15/11                                     65,000            69,875
AmerisourceBergen Corp.,
   8.125% 09/01/08                                     100,000           103,000
Bio-Rad Laboratories, Inc.,
   11.625% 02/15/07                                    150,000           167,250
Coventry Health Care, Inc.,
   8.125% 02/15/12                                     125,000           126,250
Dynacare, Inc.,
   10.750% 01/15/06                                    130,000           134,550
HCA Inc.,
   8.750% 09/01/10                                 $   195,000       $   218,203
InSight Health Services Corp.,
   9.875% 11/01/11 (a)                                  65,000            65,325
Magellan Health Services, Inc.:
   9.000% 02/15/08                                     270,000            97,200
   9.375% 11/15/07 (a)                                  80,000            61,600
Quest Diagnostic, Inc.,
   7.500% 07/12/11                                     105,000           113,555
Radiologix, Inc.,
   10.500% 12/15/08 (a)                                100,000           104,750
Res-Care, Inc.,
   10.625% 11/15/08 (a)                                140,000           130,200
United Surgical Partners
   International, Inc.,
   10.000% 12/15/11 (a)                                100,000           103,000
Vanguard Health Systems, Inc.,
   9.750% 08/01/11 (a)                                 165,000           171,600
                                                                     -----------
                                                                       1,666,358
                                                                     -----------
HOTELS, CAMPS & LODGING--1.4%
Host Marriott LP,
   9.500% 01/15/07 (a)                                 170,000           170,850
Starwood Hotels & Resorts Worldwide, Inc.,
   7.875% 05/01/12                                     140,000           138,398
                                                                     -----------
                                                                         309,248
                                                                     -----------
OTHER SERVICES--0.3%
Corrections Corp.,
   9.875% 05/01/09 (a)                                  70,000            71,400
                                                                     -----------

TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES--24.5%
AEROSPACE--2.2%
BE Aerospace, Inc.,
   8.875% 05/01/11                                     100,000            91,000
L-3 Communications Corp.,
   7.625% 06/15/12 (a)                                  60,000            60,300
Sequa Corp.,
   8.875% 04/01/08                                     125,000           124,375
TransDigm, Inc.,
   10.375% 12/01/08 (a)                                200,000           205,500
                                                                     -----------
                                                                         481,175
                                                                     -----------
AIR TRANSPORTATION--1.1%
Northwest Airlines Corp.,
   9.875% 03/15/07                                      85,000            75,650
U.S. Airways, Inc.,
   10.375% 03/01/13                                    275,000           165,000
                                                                     -----------
                                                                         240,650
                                                                     -----------
BROADCASTING--4.2%
Advanstar Communications, Inc.,
   12.000% 02/15/11                                    120,000            97,200
Allbritton Communications Co.,
   9.750% 11/30/07                                     110,000           113,300
CanWest Media, Inc.,
   10.625% 05/15/11                                    125,000           126,875

                       See Notes to Investment Portfolio.

                                       19

                                                       PAR              VALUE
                                                   -----------       -----------
Corus Entertainment, Inc.,
   8.750% 03/01/12                                 $    45,000       $    45,450
Cumulus Media, Inc.,
   10.375% 07/01/08                                     25,000            26,750
Emmis Communications Corp.,
   (d) 03/15/11
   (12.500% 03/15/06)                                  124,000            89,280
LIN Holding Corp.,
   (d) 03/01/08
   (10.000% 03/01/03)                                  185,000           173,900
Sinclair Broadcast Group, Inc.,
   9.000% 07/15/07                                     110,000           110,550
TV Azteca SA,
   10.500% 02/15/07                                    120,000           115,200
                                                                     -----------
                                                                         898,505
                                                                     -----------
CABLE--6.0%
Cable Satisfaction International, Inc.,
   12.750% 03/01/10                                    220,000           132,000
Charter Communications Holdings LLC:
   (d) 04/01/11
   (9.920% 04/01/04)                                   395,000           189,600
   10.000% 04/01/09                                    175,000           118,125
   10.750% 10/01/09                                     75,000            51,750
   11.125% 01/15/11                                     50,000            35,000
Diamond Cable Co.,
   10.750% 02/15/07                                    230,000            64,400
EchoStar DBS Corp.,
   9.250% 02/01/06                                     275,000           254,375
Insight Communications Co.,
   (d) 02/15/11
   (12.250% 02/15/06)                                  175,000            77,000
Northland Cable Television, Inc.,
   10.250% 11/15/07                                    135,000           105,300
Ono Finance PLC:
   (b) 03/16/11                                             85                11
   13.000% 05/01/09                                    100,000            36,000
   14.000% 02/15/11                                    345,000           124,200
Telewest Communication PLC,
   11.000% 10/01/07                                    275,000           107,250
                                                                     -----------
                                                                       1,295,011
                                                                     -----------
COMMUNICATIONS--0.5%
XM Satellite Radio Holdings, Inc.,
   14.000% 03/15/10                                    190,000           108,300
                                                                     -----------
COMMUNICATIONS SERVICES--0.8%
Crown Castle International Corp.,
   (d) 05/15/11
   (10.375% 05/15/04)                                  205,000            92,250
SBA Communications, Inc.,
   10.250% 02/01/09                                    145,000            82,650
                                                                     -----------
                                                                         174,900
                                                                     -----------
ELECTRIC, GAS & SANITARY SERVICES--2.4%
Allied Waste North America, Inc.:
   8.500% 12/01/08 (a)                                 100,000            98,250
   10.000% 08/01/09                                    320,000           316,000
HydroChem Industrial Services,
   10.375% 08/01/07                                $   125,000       $    97,500
                                                                     -----------
                                                                         511,750
                                                                     -----------
ELECTRIC SERVICES--3.1%
AES Corp.,
   9.500% 06/01/09                                     140,000            92,400
Beaver Valley Funding Corp.,
   9.000% 06/01/17                                     220,000           243,901
Calpine Corp.,
   8.500% 02/15/11                                     220,000           145,200
PSE&G Energy Holdings, Inc.,
   8.625% 02/15/08                                     110,000           111,275
Western Resources, Inc.,
   7.875% 05/15/07 (a)                                  75,000            75,844
                                                                     -----------
                                                                         668,620
                                                                     -----------
MOTOR FREIGHT & WAREHOUSING--0.2%
QDI LLC:
   12.000% 06/15/09                                     11,305             3,753
   12.500% 06/15/08                                     48,750            48,689
                                                                     -----------
                                                                          52,442
                                                                     -----------
RADIOTELEPHONE COMMUNICATIONS--1.9%
AirGate PCS, Inc.,
   (d) 10/01/09
   (13.500% 10/01/04)                                  110,000            22,000
Horizon PCS, Inc.,
   13.750% 06/15/11 (a)                                 95,000            31,350
Nextel Communications, Inc.:
   (d) 10/31/07
   (9.750% 10/31/02)                                   100,000            49,000
   9.375% 11/15/09                                     120,000            60,900
Nextel International, Inc.:
   (d) 04/15/08
   (12.125% 04/15/03)                                   60,000               600
   13.000% 04/15/07                                    125,000             1,250
Nextel Partners, Inc.,
   11.000% 03/15/10                                    100,000            40,000
Rogers Cantel, Inc.,
   9.750% 06/01/16                                     100,000            75,000
Tritel PCS, Inc.:
   (d) 05/15/09
   (12.750% 05/15/04)                                   65,000            52,000
   10.375% 01/15/11                                     33,000            30,030
US Unwired, Inc.,
   (d) 11/01/09
   (13.375% 11/01/04)                                  180,000            41,400
                                                                     -----------
                                                                         403,530
                                                                     -----------
RAILROAD--1.0%
Kansas City Southern,
   7.500% 06/15/09 (a)                                 105,000           105,000
TFM SA,
   12.500% 06/15/12 (a)                                110,000           103,400
                                                                     -----------
                                                                         208,400
                                                                     -----------
TELECOMMUNICATIONS--0.5%
Carrier1 International SA,
   13.250% 02/15/09                                    250,000            12,500

                       See Notes to Investment Portfolio.

                                       20

                                                       PAR              VALUE
                                                   -----------       -----------
RCN Corp.
   (d) 10/15/07
   (11.125% 10/15/02)                              $    50,000       $    10,000
Time Warner Telecom LLC:
   9.750% 07/15/08                                     135,000            63,450
   10.125% 02/01/11                                     55,000            25,850
                                                                     -----------
                                                                         111,800
                                                                     -----------
TRANSPORTATION SERVICES--0.6%
Petroleum Helicopters, Inc.,
   9.375% 05/01/09                                     125,000           128,750
                                                                     -----------

WHOLESALE TRADE--0.6%
DURABLE GOODS--0.6%
Playtex Products, Inc.,
   9.375% 06/01/11                                     120,000           127,800
                                                                     -----------
TOTAL CORPORATE FIXED-INCOME BONDS &
   NOTES
   (cost of $22,604,511)                                              19,547,794
                                                                     -----------

                                                     SHARES
                                                   -----------
PREFERRED STOCKS--1.8%
PUBLIC ADMINISTRATION--0.0%
POLLUTION CONTROL--0.0%
EnviroSource, Inc.
   7.250%                                                  300            13,889
                                                                     -----------

TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES--1.8%
BROADCASTING--0.5%
Sinclair Capital,
   11.625% PIK                                           1,000           103,875
                                                                     -----------
CABLE--1.2%
CSC Holdings Ltd.:
   11.125% PIK                                             822            50,964
   11.750% PIK                                           3,201           204,864
                                                                     -----------
                                                                         255,828
                                                                     -----------
COMMUNICATIONS--0.1%
Dobson Communication Corp.,
   12.250% PIK                                              47            22,090
                                                                     -----------
TOTAL PREFERRED STOCKS
   (cost of $646,052)                                                    395,682
                                                                     -----------

COMMON STOCK--0.0%
MANUFACTURING--0.0%
POLLUTION CONTROL--0.0%
EnviroSource, Inc.
   (cost of $49)                                         1,200               216
                                                                     -----------

                                                      UNITS             VALUE
                                                   -----------       -----------
WARRANTS--0.1% (e)
TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES--0.1%
CABLE--0.0%
Cable Satisfaction International, Inc.,
   expires 03/01/05                                        220       $       880
                                                                     -----------
COMMUNICATIONS--0.1%
UbiquiTel Inc.
   expires 04/15/10                                         50               250
XM Satellite Radio Holdings, Inc.
   expires 03/15/10                                        150             1,163
                                                                     -----------
                                                                           1,413
                                                                     -----------
MOTOR FREIGHT & WAREHOUSING--0.0%
QDI LLC,
   expires 01/15/07 (a)                                    153                --
                                                                     -----------
TELECOMMUNICATIONS--0.0%
Jazztel PLC,
   expires 03/16/11                                         60                --
                                                                     -----------
Horizon PCS, Inc.,
   expires 10/01/10 (a)                                    145               181
                                                                     -----------
WIRELESS TELECOMMUNICATION--0.0%
Carrier 1 International SA,
   expires 02/19/09 (a)                                    113                 1
                                                                     -----------
TOTAL WARRANTS
   (cost of $22,724)                                                       2,475
                                                                     -----------

                                                       PAR
                                                   -----------
SHORT-TERM OBLIGATION--5.5%
Repurchase agreement with
   SBC Warburg Ltd., dated
   06/28/02, due 07/01/02 at
   1.900%, collateralized by
   U.S. Treasury Bonds and
   Notes with various
   maturities to 2027, market
   value $1,207,693
   (repurchase proceeds $ 1,180,187)
   (cost of $1,180,000)                            $ 1,180,000         1,180,000
                                                                     -----------
TOTAL INVESTMENTS--98.2%
   (cost of $24,453,336)(f)                                           21,126,167
                                                                     -----------
OTHER ASSETS & LIABILITIES, NET--1.8%                                    394,379
                                                                     -----------
NET ASSETS--100.0%                                                   $21,520,546
                                                                     ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $3,792,856 which represents 17.6% of net assets.
(b) Zero coupon bond.
(c) This issuer is in default of certain debt covenants. Income is not being fully accrued.

                       See Notes to Financial Statements.

(d) Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(e) Non-incoming producing.
(f) Cost for generally accepted accounting principles is $24,453,336. Cost for federal income tax purposes is $24,277,714. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.

As of June 30, 2002, the Fund had entered into the following forward currency contracts:

    CONTRACTS      IN EXCHANGE   SETTLEMENT   NET UNREALIZED
   TO RECEIVE          FOR          DATE       DEPRECIATION
----------------    ---------    ----------   --------------
EUR       55,000      $54,417      08/15/02     $  (4,477)
EUR       76,235       75,408      08/20/02        (5,814)
                                                ---------
                                                $ (10,291)
                                                =========

            ACRONYM              NAME
            -------              ----
             EUR             Euro Dollars
             PIK            Payment-In-Kind

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Colonial High Yield Securities Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                                 $24,453,336
                                                                     -----------
Investments, at value                                                $21,126,167
Cash                                                                          11
Receivable for:
   Investments sold                                                       56,635
   Fund shares sold                                                        9,527
   Interest                                                              495,244
   Dividends                                                              11,689
Deferred Trustees' compensation plan                                       2,274
Other assets                                                               1,660
                                                                     -----------
     TOTAL ASSETS                                                     21,703,207
                                                                     -----------
LIABILITIES:
Net unrealized depreciation on forward currency contracts                 10,291
Payable for:
   Fund shares repurchased                                               126,236
   Management fee                                                         12,807
   Transfer agent fee                                                        631
   Pricing and bookkeeping fees                                            1,873
   Trustees' fee                                                             172
   Expense reimbursement due to Distributor                                7,708
Deferred Trustees' fee                                                     2,274
Other liabilities                                                         20,669
                                                                     -----------
     TOTAL LIABILITIES                                                   182,661
                                                                     -----------
NET ASSETS                                                           $21,520,546
                                                                     ===========
COMPOSITION OF NET ASSETS:
Paid-in capital                                                      $30,281,306
Undistributed net investment income                                    1,335,790
Accumulated net realized loss                                         (6,766,616)
Net unrealized depreciation on:
   Investments                                                        (3,327,169)
   Foreign currency translations                                          (2,765)
                                                                     -----------
NET ASSETS                                                           $21,520,546
                                                                     ===========
CLASS A:
Net assets                                                           $10,580,914
Shares outstanding                                                     1,685,572
                                                                     ===========
Net asset value per share                                            $      6.28
                                                                     ===========
CLASS B:
Net assets                                                           $10,939,632
Shares outstanding                                                     1,753,088
                                                                     ===========
Net asset value per share                                            $      6.24
                                                                     ===========

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial High Yield Securities Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                                $      46,888
Interest                                                                                     1,139,649
                                                                                         -------------
   Total Investment Income                                                                   1,186,537

EXPENSES:
Management fee                                                                                  81,053
Distribution fee--Class B                                                                       13,141
Pricing and bookkeeping fees                                                                     7,467
Transfer agent fee                                                                               3,757
Trustees' fee                                                                                    3,177
Audit fee                                                                                        9,375
Other expenses                                                                                   8,666
                                                                                         -------------
   Total Expenses                                                                              126,636
Fees reimbursed by Distributor--Class B                                                         (7,210)
Custody earnings credit                                                                           (192)
                                                                                         -------------
   Net Expenses                                                                                119,234
                                                                                         -------------
Net Investment Income                                                                        1,067,303
                                                                                         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                                              (2,276,506)
   Foreign currency transactions                                                                (2,420)
                                                                                         -------------
     Net realized loss                                                                      (2,278,926)
                                                                                         -------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                                 117,711
   Foreign currency translations                                                               (10,724)
                                                                                         -------------
     Net change in unrealized appreciation/depreciation                                        106,987
                                                                                         -------------
Net Loss                                                                                    (2,171,939)
                                                                                         -------------
Net Decrease in Net Assets from Operations                                               $  (1,104,636)
                                                                                         =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial High Yield Securities Fund, Variable Series

                                                                            (UNAUDITED)
                                                                            SIX MONTHS          YEAR
                                                                               ENDED            ENDED
                                                                              JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                              2002             2001
----------------------------------                                         ------------      ------------
OPERATIONS:
Net investment income                                                      $  1,067,303      $  2,470,797
Net realized loss on investments and foreign currency transactions           (2,278,926)       (3,133,938)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations                             106,987          (163,686)
                                                                           ------------      ------------
        Net Decrease from Operations                                         (1,104,636)         (826,827)
                                                                           ------------      ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                          --        (1,594,290)
    Class B                                                                          --          (710,340)
Return of capital:
    Class A                                                                          --           (86,410)
    Class B                                                                          --           (38,500)
                                                                           ------------      ------------
Total Distributions Declared to Shareholders                                         --        (2,429,540)
                                                                           ------------      ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                              1,303,412         3,285,968
   Distributions reinvested                                                          --         1,680,700
   Redemptions                                                               (7,360,987)       (4,505,992)
                                                                           ------------      ------------
        Net Increase (Decrease)                                              (6,057,575)          460,676
                                                                           ------------      ------------
Class B:
   Subscriptions                                                              7,960,468        13,302,022
   Distributions reinvested                                                          --           748,840
   Redemptions                                                               (5,250,340)       (5,494,522)
                                                                           ------------      ------------
        Net Increase                                                          2,710,128         8,556,340
                                                                           ------------      ------------
Net Increase (Decrease) from Share Transactions                              (3,347,447)        9,017,016
                                                                           ------------      ------------
Total Increase (Decrease) in Net Assets                                      (4,452,083)        5,760,649
NET ASSETS:
Beginning of period                                                          25,972,629        20,211,980
                                                                           ------------      ------------
End of period (including undistributed net investment income
   of $1,335,790 and $268,487, respectively)                               $ 21,520,546      $ 25,972,629
                                                                           ============      ============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                198,072           438,159
   Issued for distributions reinvested                                               --           256,988
   Redemptions                                                               (1,149,835)         (608,539)
                                                                           ------------      ------------
        Net Increase (Decrease)                                                (951,763)           86,608
                                                                           ------------      ------------
Class B:
   Subscriptions                                                              1,219,322         1,812,231
   Issued for distributions reinvested                                               --           115,206
   Redemptions                                                                 (806,530)         (748,618)
                                                                           ------------      ------------
        Net Increase                                                            412,792         1,178,819
                                                                           ------------      ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial High Yield Securities Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial High Yield Securities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek high current income and total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2006                              $     48,985
       2007                                    52,900
       2008                                 1,136,229
       2009                                 2,734,633
                                         ------------
                                         $  3,972,747
                                         ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $513,269 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities. Premium and discount are being amortized for all debt securities.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.60% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.40% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 0.95% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.95% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $192 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $10,727,881 and $12,631,317, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation         $   546,633
     Gross unrealized depreciation          (3,698,180)
                                           -----------
       Net unrealized depreciation         $(3,151,547)
                                           ===========

   OTHER--High yield investing offers the potential for high income and attractive total return, but also certain additional risks. These include credit risks associated with lower-rated bonds, changes in interest rates and certain risks associated with foreign investments.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Colonial High Yield Securities Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                  (UNAUDITED)
                                                  SIX MONTHS                                                     PERIOD
                                                    ENDED                YEAR ENDED DECEMBER 31,                  ENDED
                                                   JUNE 30,       ---------------------------------------      DECEMBER 31,
                                                     2002            2001           2000           1999          1998 (a)
                                                  -----------     ---------      ---------      ---------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   6.54      $    7.45      $    8.85      $    9.31         $ 10.00
                                                    --------      ---------      ---------      ---------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                               0.26           0.76 (c)       0.84           0.88            0.48
Net realized and unrealized loss on
   investments and foreign currency                    (0.52)         (0.97)(c)      (1.45)         (0.72)          (0.74)
                                                    --------      ---------      ---------      ---------         -------
     Total from Investment Operations                  (0.26)         (0.21)         (0.61)          0.16           (0.26)
                                                    --------      ---------      ---------      ---------         -------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                                --          (0.66)         (0.75)         (0.62)          (0.43)
In excess of net investment income                        --             --          (0.02)            --              --
Return of capital                                         --          (0.04)         (0.02)            --              --
                                                    --------      ---------      ---------      ---------         -------
     Total Distributions Declared to
       Shareholders                                       --          (0.70)         (0.79)         (0.62)          (0.43)
                                                    --------      ---------      ---------      ---------         -------
NET ASSET VALUE, END OF PERIOD                      $   6.28      $    6.54      $    7.45      $    8.85         $  9.31
                                                    ========      =========      =========      =========         =======
Total return (d)(e)                                    (3.98)%(f)     (2.82)%        (6.89)%(g)      1.65%(g)       (2.57)%(f)(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                                            0.84%(i)       0.93%          0.88%          0.80%           0.80%(i)
Net investment income (h)                               7.97%(i)      10.21%(c)       9.67%          9.36%           7.93%(i)
Waiver/reimbursement                                      --             --           0.06%          0.48%           1.04%(i)
Portfolio turnover rate                                   45%(f)         54%            35%            16%             23%(f)
Net assets, end of period (000's)                   $ 10,581      $  17,257      $  19,013      $  15,358         $ 5,915

(a) For the period from commencement of operations May 19, 1998 to December 31, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to increase net investment income per share by $0.05, increase net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.49% to 10.21%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) Had the Manager not waived a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Colonial International Fund for Growth, Variable Series / June 30, 2002

   Colonial International Fund For Growth, Variable Series seeks long-term growth.

   The portfolio managers of the fund are Charles R. Roberts and Deborah F. Snee. Mr. Roberts is a senior vice president of Colonial Management Associates, Inc. (Colonial) and Ms. Snee is a vice president of Colonial.

FOREIGN STOCK MARKETS OUTPERFORMED THE US
While the US stock market recorded a steep decline, foreign stock markets fared better, partly as the result of a falloff in the value of the dollar in the second half of the period. A declining dollar boosted returns on foreign investments for US investors. The fund's return was modestly negative and in line with its benchmark. In Europe, as in the US, management ethics and questionable accounting practices have unsettled investor confidence and brought stock prices down. In Japan, hopes for an economic rebound resulted in a modest gain for the period after a strong first quarter.

CONSUMER-RELATED AND INDUSTRIAL STOCKS LED PERFORMANCE
The fund benefited from its exposure to food, beverage and personal care companies in the consumer staples sector. Investments in L'Oreal (2.1% of net assets), the French cosmetics maker; Heineken (1.8% of net assets), the Dutch brewer and Seven-Eleven (1.9% of net assets) in Japan--aided performance.(1) Consumer-related stocks, in general, benefited from improved economic conditions around the world.

   Among industrial stocks, the fund's investment in Autostrade (2.7% of net assets), which has been granted 40-year concession rights to operate the major toll road in Italy, was one of the strongest performers in the fund. The company has a steady, visible earnings stream which appealed to investors in an otherwise tumultuous period.

The fund also did well to avoid some of the period's worst performers in the telecommunications sector. In fact, as much of our research effort has been devoted to avoiding calamity as it has to identifying opportunity during this period of heightened volatility in the stock market.

INSURANCE STOCKS A DISAPPOINTMENT
The fund's investments in insurance companies outside the US detracted from performance. We underestimated the impact of the capital markets on insurance companies, which have suffered considerable losses to their own equity and corporate bond portfolios. We ended the period with a smaller representation in the group because we cut back our holdings. Technology continued to underperform the broader markets and we continue to be underweight in this area. Our health care investments, which account for a significant position in the fund, also suffered from market forces. However, we believe that the long-term prospects for the group are still favorable. The companies represented in the portfolio, such as Altana, a German pharmaceutical maker (1.6% of net assets) and Takeda Chemical Industries (2.5% of net assets) in Japan, have good earnings visibility and reasonable valuations.

LOOKING AHEAD
Although we are concerned about the confluence of negative developments, we believe that stock markets are trying to find a more reasonable valuation level in a world of heightened uncertainty. We believe that the fund's emphasis on top quality, leading companies outside the US is appropriate for the times.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial International Fund for Growth, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                          6-MONTH
                        (CUMULATIVE)    1-YEAR     5-YEAR       LIFE
-----------------------------------------------------------------------
 Class A (5/2/94)           -1.37       -10.00      -3.95      -0.22
 Class B(1) (6/1/00)        -2.05       -10.06      -4.08      -0.31
 MSCI EAFE Index(2)         -1.62        -9.49      -1.55       2.38

Inception date of share class is in parentheses.

NET ASSET VALUE ($)                      12/31/01    6/30/02
----------------------------------------------------------------
 Class A                                   1.46        1.44
 Class B                                   1.46        1.43

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/2/94 - 6/30/02

Class A: $9,819
Class B: $9,751

               CLASS A SHARES       MSCI EAFE INDEX
 5/1994               $10,000               $10,000
 5/1994               $ 9,900               $ 9,943
 6/1994               $ 9,700               $10,083
 7/1994               $ 9,950               $10,180
 8/1994               $10,251               $10,421
 9/1994               $ 9,950               $10,093
10/1994               $10,000               $10,429
11/1994               $ 9,550               $ 9,927
12/1994               $ 9,400               $ 9,990
 1/1995               $ 8,850               $ 9,606
 2/1995               $ 8,701               $ 9,579
 3/1995               $ 8,850               $10,176
 4/1995               $ 9,100               $10,559
 5/1995               $ 9,100               $10,433
 6/1995               $ 9,050               $10,251
 7/1995               $ 9,549               $10,889
 8/1995               $ 9,549               $10,474
 9/1995               $ 9,699               $10,679
10/1995               $ 9,549               $10,391
11/1995               $ 9,699               $10,680
12/1995               $ 9,949               $11,111
 1/1996               $ 9,898               $11,156
 2/1996               $ 9,898               $11,194
 3/1996               $10,100               $11,431
 4/1996               $10,656               $11,764
 5/1996               $10,555               $11,548
 6/1996               $10,605               $11,612
 7/1996               $10,201               $11,273
 8/1996               $10,353               $11,298
 9/1996               $10,455               $11,599
10/1996               $10,202               $11,480
11/1996               $10,606               $11,937
12/1996               $10,508               $11,783
 1/1997               $10,562               $11,371
 2/1997               $10,670               $11,557
 3/1997               $10,670               $11,599
 4/1997               $10,616               $11,660
 5/1997               $11,421               $12,419
 6/1997               $12,010               $13,104
 7/1997               $12,064               $13,316
 8/1997               $11,226               $12,321
 9/1997               $11,656               $13,011
10/1997               $10,635               $12,011
11/1997               $10,312               $11,888
12/1997               $10,165               $11,992
 1/1998               $10,508               $12,540
 2/1998               $11,021               $13,345
 3/1998               $11,707               $13,756
 4/1998               $11,935               $13,864
 5/1998               $11,935               $13,796
 6/1998               $11,650               $13,901
 7/1998               $11,992               $14,042
 8/1998               $10,238               $12,302
 9/1998               $ 9,780               $11,924
10/1998               $10,524               $13,167
11/1998               $11,095               $13,841
12/1998               $11,481               $14,386
 1/1999               $11,481               $14,343
 2/1999               $11,252               $14,002
 3/1999               $11,653               $14,586
 4/1999               $12,342               $15,176
 5/1999               $11,768               $14,395
 6/1999               $12,456               $14,956
 7/1999               $12,916               $15,400
 8/1999               $13,031               $15,457
 9/1999               $13,088               $15,613
10/1999               $13,433               $16,199
11/1999               $14,294               $16,761
12/1999               $16,139               $18,266
 1/2000               $15,156               $17,106
 2/2000               $15,735               $17,566
 3/2000               $15,966               $18,248
 4/2000               $14,751               $17,288
 5/2000               $14,462               $16,866
 6/2000               $14,520               $17,526
 7/2000               $14,057               $16,791
 8/2000               $14,230               $16,938
 9/2000               $13,777               $16,113
10/2000               $13,309               $15,732
11/2000               $12,899               $15,142
12/2000               $13,159               $15,680
 1/2001               $12,750               $15,672
 2/2001               $11,795               $14,497
 3/2001               $10,841               $13,530
 4/2001               $11,386               $14,470
 5/2001               $11,046               $13,959
 6/2001               $10,910               $13,388
 7/2001               $10,568               $13,145
 8/2001               $10,432               $12,812
 9/2001               $ 9,750               $11,514
10/2001               $ 9,818               $11,809
11/2001               $ 9,955               $12,245
12/2001               $ 9,955               $12,317
 1/2002               $ 9,478               $11,663
 2/2002               $ 9,614               $11,745
 3/2002               $ 9,819               $12,380
 4/2002               $ 9,956               $12,462
 5/2002               $ 9,956               $12,620
 6/2002               $ 9,819               $12,118

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) EAFE Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

(2) Index performance is from April 30, 1994.

INVESTMENT PORTFOLIO
Colonial International Fund for Growth, Variable Series / June 30, 2002 (Unaudited)

                                                      SHARES            VALUE
                                                   -----------       -----------
COMMON STOCKS--96.6%
CONSUMER DISCRETIONARY--5.3%
AUTOMOBILES & COMPONENTS--1.6%
AUTOMOBILE MANUFACTURERS--1.6%
Honda Motor Co. Ltd.                                     7,000       $   284,484
Toyota Motor Corp.                                      11,100           295,171
                                                                     -----------
                                                                         579,655
                                                                     -----------
CONSUMER DURABLES & APPAREL--2.6%
APPAREL & ACCESSORIES--2.6%
Christian Dior SA                                       10,200           394,439
Marks & Spencer PLC                                    100,813           575,376
                                                                     -----------
                                                                         969,815
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE--1.1%
RESTAURANTS--1.1%
Compass Group PLC                                       71,390           430,973
                                                                     -----------

CONSUMER STAPLES--25.8%
FOOD & DRUG RETAILING--5.3%
FOOD RETAIL--5.3%
Carrefour SA                                            14,234           773,432
Seven-Eleven Japan Co., Ltd.                            18,000           710,457
Tesco PLC                                              137,426           501,851
                                                                     -----------
                                                                       1,985,740
                                                                     -----------
FOOD, BEVERAGES & TOBACCO--14.8%
BREWERS--3.4%
Foster's Group Ltd.                                    215,189           572,393
Heineken N.V                                            15,567           685,952
                                                                     -----------
                                                                       1,258,345
                                                                     -----------
DISTILLERS & VINTNERS--2.8%
Diageo PLC                                              79,600         1,031,461
                                                                     -----------
PACKAGED FOODS--3.6%
Reckitt Benckiser PLC                                   35,000           631,327
Unilever PLC                                            78,430           722,068
                                                                     -----------
                                                                       1,353,395
                                                                     -----------
SOFT DRINKS--5.0%
Ito En, Ltd.                                             9,400           356,867
Nestle SA, Registered                                    6,330         1,483,026
                                                                     -----------
                                                                       1,839,893
                                                                     -----------
HOUSEHOLD & PERSONAL PRODUCTS--5.7%
HOUSEHOLD PRODUCTS--2.4%
Kao Corp.                                               38,000           877,033
                                                                     -----------
PERSONAL PRODUCTS--3.3%
Beiersdorf AG                                            3,600           435,524
L'Oreal SA                                              10,008           783,951
                                                                     -----------
                                                                       1,219,475
                                                                     -----------

ENERGY--1.7%
INTEGRATED OIL & GAS--1.7%
British Petroleum Ltd.                                  76,274           640,319
                                                                     -----------

FINANCIALS--15.8%
BANKS--8.2%
Anglo Irish Bank Corp. PLC                              56,300       $   364,532
Banca Fideuram S.p.A                                    45,000           281,551
Banco Popular Espanol SA                                10,503           466,246
Commonwealth Bank
   Of Australia                                         34,800           645,808
DBS Bank Ltd.                                           34,000           238,536
Lloyds TSB Group PLC                                    37,000           370,041
Royal Bank Of Scotland
   Group PLC                                            23,503           669,351
                                                                     -----------
                                                                       3,036,065
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES--2.3%
Bank of Ireland                                         67,500           845,990
Fortis                                                  30,555               303
Fortis Bank Nederland (a)                                  525                 2
                                                                     -----------
                                                                         846,295
                                                                     -----------
INSURANCE--4.4%
LIFE & HEALTH INSURANCE--2.1%
Irish Life & Permanent PLC                              53,900           782,963
                                                                     -----------
MULTI-LINE INSURANCE--1.3%
Allianz AG                                               2,341           470,743
                                                                     -----------
REINSURANCE--1.0%
Muenchener
   Rueckversicherungs-
   Gesellschaft AG, Registered
   Shares                                                1,661           394,448
                                                                     -----------
MULTI-SECTOR HOLDINGS--0.9%
Hutchison Whampoa Ltd.                                  46,000           343,528
                                                                     -----------

HEALTH CARE--17.6%
HEALTH CARE EQUIPMENT & SERVICES--2.2%
HEALTH CARE SUPPLIES--2.2%
Smith & Nephew PLC                                     147,600           821,298
                                                                     -----------
PHARMACEUTICALS & BIOTECHNOLOGY--15.4%
BIOTECHNOLOGY--1.9%
GlaxoSmithKline PLC                                     32,338           702,113
                                                                     -----------
PHARMACEUTICALS--13.5%
Altana AG (a)                                           11,740           593,681
AstraZenca Group PLC                                    10,808           446,507
Aventis SA                                               8,889           632,396
Novartis, Registered                                    16,680           737,091
Roche Holding AG
   Genusscheine                                          4,100           311,424
Sanofi-Synthelabo SA                                     6,982           426,457
Schering AG                                             11,600           728,650
Serono SA                                                  333           220,561
Takeda Chemical
   Industries Ltd.                                      21,000           923,694
                                                                     -----------
                                                                       5,020,461
                                                                     -----------

                       See Notes to Investment Portfolio.

                                       32

                                                      SHARES            VALUE
                                                   -----------       -----------
INDUSTRIALS--12.1%
CAPITAL GOODS--1.3%
ELECTRICAL COMPONENTS & EQUIPMENT--1.3%
Johnson Electric
   Holdings Ltd.                                       394,500       $   467,840
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES--4.5%
DIVERSIFIED COMMERCIAL SERVICES--2.9%
Park24 Co., Ltd.                                         8,700           149,141
Secom Co., Ltd.                                         19,000           934,231
                                                                     -----------
                                                                       1,083,372
                                                                     -----------
EMPLOYMENT SERVICES--1.6%
Capita Group PLC                                       125,852           603,178
                                                                     -----------
TRANSPORTATION--6.3%
AIR FREIGHT & COURIERS--2.0%
TNT Post Group N.V                                      32,268           731,733
                                                                     -----------
AIRPORT SERVICES--1.6%
British Airport Authority PLC                           63,929           587,096
                                                                     -----------
HIGHWAYS & RAIL INFRASTRUCTURE--2.7%
Concessioni e Costruzioni
   Autostrade S.p.A                                    121,000         1,006,612
                                                                     -----------

INFORMATION TECHNOLOGY--8.3%
SOFTWARE & SERVICES--2.4%
APPLICATION SOFTWARE--2.4%
Dassault Systemes SA                                    10,387           476,339
SAP AG                                                   4,200           416,451
                                                                     -----------
                                                                         892,790
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT--5.9%
OFFICE ELECTRONICS--2.6%
Canon, Inc.                                             26,000           984,906
                                                                     -----------
SEMICONDUCTORS--2.3%
Murata Manufacturing
   Co., Ltd.                                             3,800           244,679
Rohm Co., Ltd.                                           3,000           448,802
STMicroelectronics N.V                                   5,909           147,941
                                                                     -----------
                                                                         841,422
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT--1.0%
Nokia Oyj                                               25,300           371,778
                                                                     -----------

MATERIALS--2.3%
INDUSTRIAL GAS--2.3%
L'Air Liquide SA                                         5,505           850,374
                                                                     -----------

TELECOMMUNICATION SERVICES--3.2%
WIRELESS TELECOMMUNICATION SERVICES--3.2%
NTT DoCoMo, Inc.                                           190           468,704
Telecom Italia Mobile S.p.A                             60,255           247,945
Vodafone Group PLC                                     350,939           478,930
                                                                     -----------
                                                                       1,195,579
                                                                     -----------

UTILITIES--4.5%
GAS UTILITIES--4.5%
Hong Kong & China Gas
   Co., Ltd.                                           326,330       $   433,018
Italgas S.p.A                                           72,300           806,502
Osaka Gas Co., Ltd.                                    182,000           433,750
                                                                     -----------
                                                                       1,673,270
                                                                     -----------
TOTAL COMMON STOCKS
   (cost of $39,442,794)                                              35,893,968
                                                                     -----------

                                                       PAR
                                                   -----------
CORPORATE BOND--0.6%
BANKING & FINANCIAL SERVICES--0.6%
FINANCE COMPANIES--0.6%
Bil Finance Ltd.,
   8.19% 10/15/03
   (cost of $567,550)                              NZD 496,375           224,859
                                                                     -----------

                                                      UNITS
                                                   -----------
WARRANT--0.0% (A)
FINANCIALS--0.0%
BANKS--0.0%
Siam Commercial Bank,
   expires 06/22/04 (b)
   (cost of $0)                                         12,000             1,243
                                                                     -----------

                                                       PAR
                                                   -----------
SHORT-TERM OBLIGATION--2.7%
Repurchase agreement with SBC
   Warburg Ltd., dated 6/28/02,
   due 07/01/02 at 1.900%,
   collateralized by U.S. Treasury
   Bonds and Notes with various
   maturities to 2027, market value
   $1,008,117 (repurchase proceeds
   $985,156) (cost of $985,000)                    $   985,000           985,000
                                                                     -----------
TOTAL INVESTMENTS--99.9%
   (cost of $40,995,344)(c)                                           37,105,070
                                                                     -----------
OTHER ASSETS & LIABILITIES, NET--0.1%                                     47,929
                                                                     -----------
NET ASSETS--100.0%                                                   $37,152,999
                                                                     ===========

                       See Notes to Investment Portfolio.

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(c) Cost for both financial statement and federal income tax purposes is the same.

SUMMARY OF SECURITIES                                % OF TOTAL
    BY COUNTRY                          VALUE        INVESTMENT
---------------------                -----------     ----------
United Kingdom                       $ 9,576,421        25.8%
Japan                                  7,111,919        19.2%
France                                 4,485,329        12.1%
Germany                                3,039,497         8.2%
Switzerland                            2,752,102         7.4%
Italy                                  2,342,610         6.3%
Ireland                                1,628,953         4.4%
Netherlands                            1,417,685         3.8%
China                                  1,244,386         3.4%
Australia                              1,218,201         3.3%
United States                            985,000         2.6%
Spain                                    466,246         1.3%
Finland                                  371,778         1.0%
Singapore                                238,536         0.6%
New Zealand                              224,859         0.6%
Thailand                                   1,243         0.0%
Belgium                                      305         0.0%
                                     -----------       -----
                                     $37,105,070       100.0%
                                     ===========       =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM          NAME
            -------          ----
             NZD       New Zealand Dollars

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Colonial International Fund for Growth, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                                $ 40,995,344
                                                                    ------------
Investments, at value                                               $ 37,105,070
Cash                                                                         413
Foreign currency (cost of $877)                                              886
Receivable for:
   Interest                                                                4,322
   Dividends                                                             106,934
Deferred Trustees' compensation plan                                       2,975
                                                                    ------------
     TOTAL ASSETS                                                     37,220,600
                                                                    ------------
LIABILITIES:
Payable for:
   Management fee                                                         27,064
   Transfer agent fee                                                        631
   Pricing and bookkeeping fees                                              710
   Trustees' fee                                                             452
   Custody fee                                                             8,233
Deferred Trustees' fee                                                     2,975
Other liabilities                                                         27,536
                                                                    ------------
     TOTAL LIABILITIES                                                    67,601
                                                                    ------------
NET ASSETS                                                          $ 37,152,999
                                                                    ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $ 51,171,532
Undistributed net investment income                                      158,800
Accumulated net realized loss                                        (10,292,952)
Net unrealized appreciation (depreciation) on:
   Investments                                                        (3,890,274)
   Foreign currency translations                                           5,893
                                                                    ------------
NET ASSETS                                                          $ 37,152,999
                                                                    ============
CLASS A:
Net assets                                                          $ 37,152,301
Shares outstanding                                                    25,805,449
                                                                    ============
Net asset value per share                                           $       1.44
                                                                    ============
CLASS B:
Net assets                                                          $        698
Shares outstanding                                                           487
                                                                    ============
Net asset value per share                                           $       1.43
                                                                    ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial International Fund for Growth, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                            $   375,844
Interest                                                                                  25,715
                                                                                     -----------
   Total Investment Income (net of foreign taxes withheld of $52,149)                    401,559
EXPENSES:
Management fee                                                                           172,901
Distribution fee--Class B                                                                      1
Pricing and bookkeeping fees                                                               5,566
Transfer agent fee                                                                         3,756
Trustees' fee                                                                              3,621
Audit fee                                                                                 12,481
Custody fee                                                                               10,529
Other expenses                                                                            10,455
                                                                                     -----------
   Total Expenses                                                                        219,310
Custody earnings credit                                                                     (210)
                                                                                     -----------
   Net Expenses                                                                          219,100
                                                                                     -----------
Net Investment Income                                                                    182,459
                                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                                        (2,525,113)
   Foreign currency transactions                                                         (53,184)
                                                                                     -----------
     Net realized loss                                                                (2,578,297)
                                                                                     -----------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                         1,682,009
   Foreign currency translations                                                           9,958
                                                                                     -----------
     Net change in unrealized appreciation/depreciation                                1,691,967
                                                                                     -----------
Net Loss                                                                                (886,330)
                                                                                     -----------
Net Decrease in Net Assets from Operations                                           $  (703,871)
                                                                                     ===========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial International Fund for Growth, Variable Series

                                                                                              (UNAUDITED)
                                                                                              SIX MONTHS          YEAR
                                                                                                 ENDED            ENDED
                                                                                                JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                2002             2001
----------------------------------                                                            -----------      ------------
OPERATIONS:
Net investment income                                                                         $   182,459      $    194,335
Net realized loss on investments and foreign currency transactions                             (2,578,297)       (6,886,251)
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                                        1,691,967        (7,768,620)
                                                                                              -----------      ------------
        Net Decrease from Operations                                                             (703,871)      (14,460,536)
                                                                                              -----------      ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                                1,326,326         9,193,307
   Redemptions                                                                                 (4,769,089)      (14,806,520)
                                                                                              -----------      ------------
Net Decrease from Share Transactions                                                           (3,442,763)       (5,613,213)
                                                                                              -----------      ------------
Total Decrease in Net Assets                                                                   (4,146,634)      (20,073,749)
NET ASSETS:
Beginning of period                                                                            41,299,633        61,373,382
                                                                                              -----------      ------------
End of period (including undistributed net investment income of $158,800
   and overdistributed net investment income of $(23,659), respectively)                      $37,152,999      $ 41,299,633
                                                                                              ===========      ============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                                  966,510         5,838,565
   Redemptions                                                                                 (3,366,131)       (9,398,009)
                                                                                              -----------      ------------
        Net Decrease                                                                           (2,399,621)       (3,559,444)
                                                                                              -----------      ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial International Fund for Growth, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial International Fund for Growth, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term capital growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                               $6,904,893
                                          ==========

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $809,761 and $20,109 of net capital losses attributable to security transactions and foreign currency losses, respectively, occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.90% annually of the first $1 billion of the Fund's average daily net assets and 0.85% in excess of $1 billion. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $210 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $6,174,692 and $9,883,171, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation         $ 3,744,152
     Gross unrealized depreciation          (7,634,426)
                                           -----------
       Net unrealized depreciation         $(3,890,274)
                                           ===========

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified

FINANCIAL HIGHLIGHTS
Colonial International Fund for Growth, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                         (UNAUDITED)
                                                         SIX MONTHS
                                                            ENDED                        YEAR ENDED DECEMBER 31,
                                                           JUNE 30,      -----------------------------------------------------
                                                             2002          2001        2000        1999       1998      1997
                                                         -----------     -------     -------     -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  1.46       $  1.93     $  2.79     $  2.00    $  1.78    $  1.96
                                                           -------       -------     -------     -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                     0.01          0.01        0.03        0.03       0.02       0.02
Net realized and unrealized gain (loss) on
   investments and foreign currency                          (0.03)        (0.48)      (0.55)       0.78       0.21      (0.08)
                                                           -------       -------     -------     -------    -------    -------
     Total from Investment Operations                        (0.02)        (0.47)      (0.52)       0.81       0.23      (0.06)
                                                           -------       -------     -------     -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      --            --       (0.04)      (0.02)        --      (0.02)
In excess of net investment income                              --            --          --(b)       --       0.01)     (0.02)
From net realized gains                                         --            --       (0.30)         --         --      (0.08)
In excess of net realized gains                                 --            --          --(b)       --         --         --
                                                           -------       -------     -------     -------    -------    -------
     Total Distributions Declared to Shareholders               --            --       (0.34)      (0.02)     (0.01)     (0.12)
                                                           -------       -------     -------     -------    -------    -------
NET ASSET VALUE, END OF PERIOD                             $  1.44       $  1.46     $  1.93     $  2.79    $  2.00    $  1.78
                                                           =======       =======     =======     =======    =======    =======
Total return (c)(d)                                          (1.37)%(e)   (24.35)%    (18.47)%     40.58%     12.96%     (3.27)%
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                  1.14%(g)      1.23%       1.08%       1.10%      1.24%      1.34%
Net investment income (f)                                     0.95%(g)      0.41%       1.20%       1.14%      0.77%      0.82%
Portfolio turnover rate                                         17%(e)        34%         76%         35%        28%        28%
Net assets, end of period (000's)                          $37,152       $41,299     $61,372     $82,071    $52,468    $30,600

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.

FINANCIAL HIGHLIGHTS
Colonial International Fund for Growth Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                        (UNAUDITED)
                                                                        SIX MONTHS          YEAR               PERIOD
                                                                           ENDED            ENDED              ENDED
                                                                         JUNE 30,        DECEMBER 31,       DECEMBER 31,
                                                                           2002              2001              2000(a)
                                                                        -----------      ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $      1.46      $       1.93       $       2.50
                                                                        -----------      ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                               0.01                --(c)            (0.01)
Net realized and unrealized loss on investments
   and foreign currency                                                       (0.04)            (0.47)              (0.22)
                                                                        -----------      ------------       ------------
       Total from Investment Operations                                       (0.03)            (0.47)              (0.23)
                                                                        -----------      ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                       --                --               (0.04)
In excess of net investment income                                               --                --                  --(c)
From net realized gains                                                          --                --               (0.30)
In excess of net realized gains                                                  --                --                  --(c)
                                                                        -----------      ------------       ------------
       Total Distributions Declared to Shareholders                              --                --               (0.34)
                                                                        -----------      ------------       ------------
NET ASSET VALUE, END OF PERIOD                                          $      1.43      $       1.46       $        1.93
                                                                        ===========      ============       =============
Total return (d)(e)                                                           (2.05)%(f)       (24.35)%             (9.01)%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                   1.39%(h)          1.48%               1.33%(h)
Net investment income (loss) (g)                                               0.70%(h)          0.16%              (0.43)%(h)
Portfolio turnover rate                                                          17%(f)            34%                 76%
Net assets, end of period (000's)                                       $         1      $          1       $           1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Colonial International Horizons Fund, Variable Series / June 30, 2002

   Colonial International Horizons Fund, Variable Series seeks long-term growth.

   The portfolio managers of the fund are Charles R. Roberts and Deborah F. Snee. Mr. Roberts is a senior vice president of Colonial Management Associates, Inc. (Colonial), and Ms. Snee is a vice president of Colonial.

FOREIGN STOCK MARKETS OUTPERFORMED THE US
While the US stock market recorded a steep decline, foreign stock markets fared better, partly as the result of a falloff in the value of the dollar in the second half of the period. A declining dollar boosted returns on foreign investments for US investors. The fund's return was modestly negative and in line with its benchmark. In Europe, as in the US management ethics and questionable accounting practices have unsettled investor confidence and brought stock prices down. In Japan, hopes for an economic rebound resulted in a modest gain for the period after a strong first quarter.

CONSUMER-RELATED AND INDUSTRIAL STOCKS LED PERFORMANCE
The fund benefited from its exposure to food, beverage and personal care companies in the consumer staples sector. Investments in L'Oreal (2.0% of net assets), the French cosmetics maker; Heineken (2.1% of net assets), the Dutch brewer and Seven-Eleven (1.9% of net assets) in Japan--aided performance.(1) Consumer-related stocks, in general, benefited from improved economic conditions around the world.

   Among industrial stocks, the fund's investment in Autostrade (2.5% of net assets), which has been granted 40-year concession rights to operate the major toll road in Italy, was one of the strongest performers in the fund. The company has a steady, visible earnings stream which appealed to investors in an otherwise tumultuous period.

   The fund also did well to avoid some of the period's worst performers in the telecommunications sector. In fact, as much of our research effort has been devoted to avoiding calamity as it has to identifying opportunity during this period of heightened volatility in the stock market.

INSURANCE STOCKS A DISAPPOINTMENT
The fund's investments in insurance companies outside the US detracted from performance. We underestimated the impact of the capital markets on insurance companies, which have suffered considerable losses to their own equity and corporate bond portfolios. We ended the period with a smaller representation in the group because we cut back our holdings. Technology continued to underperform the broader markets and we continue to be underweight in this area. Our health care investments, which account for a significant position in the fund, also suffered from market forces. However, we believe that the long-term prospects for the group are still favorable. The companies represented in the portfolio, such as Altana, a German pharmaceutical maker (1.5% of net assets) and Takeda Chemical (2.2% of net assets) in Japan, have good earnings visibility and reasonable valuations.

LOOKING AHEAD
Although we are concerned about the confluence of negative developments, we believe that stock markets are trying to find a more reasonable valuation level in a world of heightened uncertainty. We believe that the fund's emphasis on top quality, leading companies outside the US is appropriate for the times.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial International Horizons Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                         6-MONTH
                       (CUMULATIVE)     1-YEAR       LIFE
----------------------------------------------------------
Class A(1) (6/1/00)         -1.98        -9.57       -8.77
Class B (6/1/99)            -2.12        -9.94       -8.92
MSCI EAFE (GDP)
  Index(2)                   0.06       -10.57       -4.90

Inception date of share class is in parentheses.

NET ASSET VALUE ($)       12/31/01    6/30/02
----------------------------------------------
Class A                      7.58       7.43
Class B                      7.55       7.39

[CHART]

VALUE OF A $10,000 INVESTMENT, 6/1/99 - 6/30/02
CLASS A: $7,539
CLASS B: $7,498

            CLASS A SHARES  MSCI EAFE (GDP) INDEX
 6/1999           $ 10,000               $ 10,000
 6/1999           $ 10,420               $ 10,503
 7/1999           $ 10,660               $ 10,822
 8/1999           $ 10,669               $ 10,893
 9/1999           $ 10,589               $ 11,080
10/1999           $ 10,879               $ 11,461
11/1999           $ 11,409               $ 11,871
12/1999           $ 12,423               $ 13,024
 1/2000           $ 11,787               $ 12,304
 2/2000           $ 12,040               $ 12,757
 3/2000           $ 11,959               $ 13,136
 4/2000           $ 11,192               $ 12,330
 5/2000           $ 10,788               $ 12,055
 6/2000           $ 10,890               $ 12,580
 7/2000           $ 10,557               $ 11,947
 8/2000           $ 10,647               $ 12,078
 9/2000           $ 10,385               $ 11,517
10/2000           $  9,992               $ 11,186
11/2000           $  9,770               $ 10,739
12/2000           $ 10,043               $ 11,001
 1/2001           $  9,699               $ 11,102
 2/2001           $  8,993               $ 10,358
 3/2001           $  8,307               $  9,689
 4/2001           $  8,711               $ 10,325
 5/2001           $  8,458               $  9,951
 6/2001           $  8,337               $  9,576
 7/2001           $  8,105               $  9,364
 8/2001           $  8,044               $  9,115
 9/2001           $  7,530               $  8,104
10/2001           $  7,560               $  8,292
11/2001           $  7,661               $  8,600
12/2001           $  7,692               $  8,558
 1/2002           $  7,326               $  8,082
 2/2002           $  7,418               $  8,161
 3/2002           $  7,580               $  8,612
 4/2002           $  7,682               $  8,721
 5/2002           $  7,651               $  8,892
 6/2002           $  7,539               $  8,563

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total returns performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) EAFE (GDP) Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class A shares (newer class shares) performance information includes returns of the fund's class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class B shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be higher.

(2)  Index performance is from May 31, 1999.

INVESTMENT PORTFOLIO
Colonial International Horizons Fund, Variable Series/June 30, 2002 (Unaudited)

                                                      SHARES         VALUE
                                                    -----------   -----------
COMMON STOCKS--88.7%
CONSUMER DISCRETIONARY--5.1%
AUTOMOBILES & COMPONENTS--1.5%
AUTOMOBILE MANUFACTURERS--1.5%
Honda Motor Co. Ltd.                                      1,500   $    60,961
Toyota Motor Corp.                                        2,300        61,161
                                                                  -----------
                                                                      122,122
                                                                  -----------
CONSUMER DURABLES & APPAREL--1.0%
APPAREL & ACCESORIES--1.0%
Christian Dior SA                                         2,058        79,584
                                                                  -----------
HOTELS, RESTAURANTS & LEISURE--1.1%
RESTAURANTS--1.1%
Compass Group PLC                                        14,955        90,282
                                                                  -----------
RETAILING--1.5%
DEPARMENT STORES--1.5%
Marks & Spencer Group PLC                                20,959       119,621
                                                                  -----------

CONSUMER STAPLES--23.2%
FOOD & DRUG RETAILING--4.7%
FOOD RETAIL--4.7%
Carrefour SA                                              2,364       128,453
Seven-Eleven Japan Co., Ltd.                              4,000       157,879
Tesco PLC                                                27,553       100,618
                                                                  -----------
                                                                      386,950
                                                                  -----------
FOOD, BEVERAGES & TOBACCO--11.7%
BREWERS--3.4%
Foster's Group Ltd.                                      41,396       110,112
Heineken N.V. (a)                                         3,905       172,072
                                                                  -----------
                                                                      282,184
                                                                  -----------
DISTILLER & VINTNERS--2.5%
Diageo PLC                                               16,000       207,329
                                                                  -----------
PACKAGED FOODS--1.7%
Unilever PLC                                             15,368       141,486
                                                                  -----------
SOFT DRINKS--4.1%
Ito En, Ltd.                                              1,900        72,133
Nestle SA                                                 1,110       260,057
                                                                  -----------
                                                                      332,190
                                                                  -----------
HOUSEHOLD & PERSONAL PRODUCTS--6.8%
HOUSEHOLD PRODUCTS--3.8%
Kao Corp.                                                 8,000       184,638
Reckitt Benckiser PLC                                     7,000       126,265
                                                                  -----------
                                                                      310,903
                                                                  -----------
PERSONAL PRODUCTS--3.0%
Beiersdorf AG                                               700        84,685
L'Oreal SA                                                2,060       161,365
                                                                  -----------
                                                                      246,050
                                                                  -----------

ENERGY--1.6%
INTEGRATED OIL & GAS--1.6%
British Petroleum Ltd.                                   15,622       131,146
                                                                  -----------

FINANCIALS--13.5%
BANKS--6.5%
Banca Fideuram S.p.A                                      8,500   $    53,182
Banco Popular Espanol SA                                  2,216        98,372
Commonwealth Bank of Australia                            6,700       124,337
DBS Bank Ltd.                                             7,000        49,110
1Lloyds TSB Group PLC                                     7,085        70,858
Royal Bank of Scotland Group PLC                          4,834       137,669
                                                                  -----------
                                                                      533,528
                                                                  -----------
DIVERSIFIED FINANCIALS--3.0%
DIVERSIFIED FINANCIAL SERVICES--2.1%
Bank of Ireland                                          13,500       169,198
                                                                  -----------
MULTI-SECTOR HOLDINGS--0.9%
Hutchison Whampoa Ltd.                                   10,000        74,680
                                                                  -----------
INSURANCE--4.0%
LIFE & HEALTH INSURANCE--2.0%
Irish Life & Permanent PLC                               11,200       162,693
                                                                  -----------
MULTI-LINE INSURANCE--1.0%
Allianz AG                                                  395        79,429
                                                                  -----------
REINSURANCE--1.0%
Muenchener Rueckversicherungs-
  Gesellschaft AG, Registered Shares                        347        82,404
                                                                  -----------

HEALTH CARE--16.0%
HEALTH CARE EQUIPMENT & SERVICES--2.0%
HEALTH CARE SUPPLIES--2.0%
Smith & Nephew PLC                                       29,600       164,705
                                                                  -----------
PHARMACEUTICALS & BIOTECHNOLOGY--14.0%
PHARMACEUTICALS--14.0%
Altana AG (a)                                             2,468       124,804
AstraZenca Group PLC                                      1,981        81,840
Aventis S.A                                               1,700       120,944
GlaxoSmithKline PLC                                       6,642       144,209
Novartis AG (Registered)                                  2,360       104,289
Roche Holding AG (a)                                        800        60,766
Sanofi-Synthelabo SA                                      1,472        89,909
Schering AG                                               2,920       183,419
Serono SA, Bearer Shares                                     85        56,299
Takeda Chemical Industries Ltd.                           4,000       175,942
                                                                  -----------
                                                                    1,142,421
                                                                  -----------

INDUSTRIALS--11.3%
CAPITAL GOODS--1.2%
ELECTRICAL COMPONENTS & EQUIPMENT--1.2%
Johnson Electric Holdings Ltd.                           81,500        96,651
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES--4.3%
DIVERSIFIED COMMERCIAL SERVICES--2.8%
Park24 Co., Ltd.                                          1,800        30,857
Secom Co., Ltd.                                           4,000       196,680
                                                                  -----------
                                                                      227,537
                                                                  -----------
EMPLOYMENT SERVICES--1.5%
Capita Group PLC                                         25,257       121,051
                                                                  -----------

                       See Notes to Investment Portfolio.

                                       45

                                                      SHARES         VALUE
                                                    -----------   -----------
TRANSPORTATION--5.8%
AIR FREIGHT & COURIERS--1.8%
TPG N.V.                                                  6,524   $   147,943
                                                                  -----------
AIRPORT SERVICES--1.5%
BAA PLC                                                  13,150       120,764
                                                                  -----------
HIGHWAYS & RAILTRACKS--2.5%
Concessioni e Costruzioni
  Autostrade S.p.A.                                      24,603       204,675
                                                                  -----------

INFORMATION TECHNOLOGY--7.6%
SOFTWARE & SERVICES--2.3%
APPLICATION SOFTWARE--2.3%
Dassault Systemes SA                                      2,129        97,634
SAP AG                                                      900        89,239
                                                                  -----------
                                                                      186,873
                                                                  -----------
TECHNOLOGY HARDWARE & EQUIPMENT--5.3%
OFFICE ELECTRONICS--2.3%
Canon, Inc.                                               5,000       189,405
                                                                  -----------
SEMICONDUCTORS--2.1%
Murata Manufacturing Co., Ltd.                              700        45,073
Rohm Co., Ltd.                                              600        89,760
STMicroelectronics N.V                                    1,320        33,048
                                                                  -----------
                                                                      167,881
                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT--0.9%
Nokia Oyj                                                 5,153        75,722
                                                                  -----------

TELECOMMUNICATION SERVICES--4.0%
DIVERSIFIED TELECOMMUNICATION
  SERVICES--0.9%
INTEGRATED TELECOMMUNICATION
  SERVICES--0.9%
Anglo Irish Bank Corp. PLC                               11,800        76,403
                                                                  -----------

WIRELESS TELECOMMUNICATION SERVICES--3.1%
NTT Mobile Communication
  Network, Inc.                                              40        98,675
Telecom Italia Mobile S.p.A                              14,128        58,136
Vodafone AirTouch PLC                                    73,552       100,377
                                                                  -----------
                                                                      257,188
                                                                  -----------

UTILITIES--6.4%
GAS UTILITIES--6.4%
Hong Kong & China Gas
  Co., Ltd.                                              69,400        92,089
Italgas S.p.A                                            14,900       166,209
L'Air Liquide SA                                          1,133       175,010
Osaka Gas Co., Ltd.                                      37,000        88,180
                                                                  -----------
                                                                      521,488
                                                                  -----------
Total Common Stocks
  (cost of $8,326,873)                                              7,252,486
                                                                  -----------

                                                        PAR          VALUE
                                                    -----------   -----------
SHORT-TERM OBLIGATION--8.4%
Repurchase agreement with SBC
  Warburg Ltd., dated 06/30/02,
  due 07/1/02 at 1.900%, collateralized
  by U.S. Treasury Bonds and Notes
  with various maturities to 2027, market
  value $702,099, (repurchase proceeds
  $686,109) (cost of $686,000)                      $   686,000   $   686,000
                                                                  -----------

TOTAL INVESTMENTS--97.1%
  (cost of $9,012,873)(b)                                           7,938,486
                                                                  -----------
OTHER ASSETS & LIABILITIES, NET--2.9%                                 235,472
                                                                  -----------
NET ASSETS--100.0%                                                $ 8,173,958
                                                                  ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

SUMMARY OF SECURITIES                                             % OF TOTAL
    BY COUNTRY:                                        VALUE      INVESTMENTS
---------------------                               -----------   -----------
United Kingdom                                      $ 1,934,623          24.3%
Japan                                                 1,451,344          18.3
France                                                  885,947          11.2
United States                                           686,000           8.6
Denmark                                                 643,980           8.1
Switzerland                                             481,411           6.1
Italy                                                   482,202           6.1
Ireland                                                 331,891           4.2
Netherlands                                             320,015           4.0
China                                                   263,420           3.3
Australia                                               234,449           3.0
Spain                                                    98,372           1.2
Finland                                                  75,722           1.0
Singapore                                                49,110           0.6
                                                    -----------   -----------
                                                    $ 7,938,486         100.0%
                                                    ===========   ===========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchange.

                        See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES
Colonial International Horizons Fund,Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                                    $ 9,012,873
                                                                        -----------
Investments, at value                                                   $ 7,938,486
Cash                                                                            864
Foreign currency (cost of $98,558)                                          103,619
Receivable for:
  Fund shares sold                                                          255,392
  Interest                                                                      109
  Dividends                                                                  22,613
  Expense reimbursement due from Manager                                     13,046
Deferred Trustees' compensation plan                                          1,475
                                                                        -----------
     TOTAL ASSETS                                                         8,335,604
                                                                        -----------
LIABILITIES:
Payable for:
  Investments purchased                                                     103,434
  Fund shares repurchased                                                     5,845
  Management fee                                                              6,032
  Transfer agent fee                                                            631
  Pricing and bookkeeping fees                                                  707
  Trustees' fee                                                                 474
Deferred Trustees' fee                                                        1,475
Other liabilities                                                            43,048
                                                                        -----------
     TOTAL LIABILITIES                                                      161,646
                                                                        -----------
NET ASSETS                                                              $ 8,173,958
                                                                        ===========
COMPOSITION OF NET ASSETS:
Paid-in capital                                                         $12,103,161
Undistributed net investment income                                          25,232
Accumulated net realized loss                                            (2,881,800)
Net unrealized appreciation (depreciation) on:
  Investments                                                            (1,074,387)
  Foreign currency translations                                               1,752
                                                                        -----------
NET ASSETS                                                              $ 8,173,958
                                                                        ===========
CLASS A:
Net assets                                                              $       721
Shares outstanding                                                               97
                                                                        ===========
Net asset value per share                                               $      7.43
                                                                        ===========
CLASS B:
Net assets                                                              $ 8,173,237
Shares outstanding                                                        1,105,719
                                                                        ===========
Net asset value per share                                               $      7.39
                                                                        ===========

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial International Horizons Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                               $    81,378
Interest                                                                      5,723
                                                                        -----------
  Total Investment Income (net of foreign taxes withheld of $10,696)         87,101
EXPENSES:
Management fee                                                               37,702
Distribution fee--Class B                                                     9,898
Pricing and bookkeeping fees                                                  5,267
Transfer agent fee                                                            3,756
Trustees' fee                                                                 2,715
Audit fee                                                                     9,968
Custody fee                                                                   6,034
Reports to shareholders                                                      10,536
Other expenses                                                                2,026
                                                                        -----------
  Total Expenses                                                             87,902
Fees and expenses reimbursed by Manager                                     (32,243)
Custody earnings credit                                                         (39)
                                                                        -----------
  Net Expenses                                                               55,620
                                                                        -----------
Net Investment Income                                                        31,481
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY:
Net realized loss on:
  Investments                                                              (570,389)
  Foreign currency transactions                                             (11,896)
                                                                        -----------
    Net realized loss                                                      (582,285)
                                                                        -----------
Net change in unrealized appreciation/depreciation on:
  Investments                                                               383,187
  Foreign currency translations                                               1,699
                                                                        -----------
    Net change in unrealized appreciation/depreciation                      384,886
                                                                        -----------
Net Loss                                                                   (197,399)
                                                                        -----------
Net Decrease in Net Assets from Operations                              $  (165,918)
                                                                        ===========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial International Horizons Fund, Variable Series

                                                                        (UNAUDITED)
                                                                         SIX MONTHS          YEAR
                                                                           ENDED             ENDED
                                                                          JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                          2002             2001
----------------------------------                                      ------------     --------------
OPERATIONS:
Net investment income                                                   $     31,481      $      20,344
Net realized loss on investments and foreign currency transactions          (582,285)        (1,715,668)
Net change in unrealized appreciation/depreciation
  on investments and foreign currency translations                           384,886         (1,065,119)
                                                                        ------------     --------------
       Net Decrease from Operations                                         (165,918)        (2,760,443)
                                                                        ------------     --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                        --                 (4)
   Class B                                                                        --            (43,824)
                                                                        ------------     --------------
   Total Distributions Declared to Shareholders                                   --            (43,828)
                                                                        ------------     --------------
SHARE TRANSACTIONS:
Class A:
  Distributions reinvested                                                        --                  4
                                                                        ------------     --------------
Class B:
  Subscriptions                                                              488,487          1,858,744
  Distributions reinvested                                                        --             43,824
  Redemptions                                                               (426,744)        (2,549,459)
                                                                        ------------     --------------
       Net Increase (Decrease)                                                61,743           (646,891)
                                                                        ------------     --------------
Net Increase (Decrease) from Share Transactions                               61,743           (646,887)
                                                                        ------------     --------------
Total Decrease in Net Assets                                                (104,175)        (3,451,158)
NET ASSETS:
Beginning of period                                                        8,278,133         11,729,291
                                                                        ------------     --------------
End of period (including undistributed net investment income and overdistributed net investment income of $25,232 and $(6,249),
  respectively)                                                         $  8,173,958     $    8,278,133
                                                                        ============     ==============
CHANGES IN SHARES:
Class A:
  Issued for distributions reinvested                                             --                  1
                                                                        ------------     --------------
Class B:
  Subscriptions                                                               66,803            220,914
  Issued for distributions reinvested                                             --              5,867
  Redemptions                                                                (57,850)          (310,215)
                                                                        ------------     --------------
       Net Increase (Decrease)                                                 8,953            (83,434)
                                                                        ------------     --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial International Horizons Fund,Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial International Horizons Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

           YEAR OF                 CAPITAL LOSS
         EXPIRATION                CARRYFORWARD
         ----------                ------------
            2007                     $    5,245
            2008                        401,372
            2009                      1,731,410
                                   ------------
                                     $2,138,027
                                   ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $161,488 and $4,434 of net capital losses attributable to security transactions and foreign currency losses, respectively, occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities.

The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.95% annually of the first $1 billion of the Fund's average daily net assets and 0.90% in excess of $1 billion. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.15% annually of the Fund's average daily net assets. This arrangement may be terminated or modified by the Manager at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $39 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $1,332,582 and $1,875,916, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

         Gross unrealized appreciation        $   592,707
         Gross unrealized depreciation         (1,667,094)
                                              -----------
           Net unrealized depreciation        $(1,074,387)
                                              ===========

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Colonial International Horizons Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                (UNAUDITED)
                                                SIX MONTHS          YEAR           PERIOD
                                                   ENDED            ENDED          ENDED
                                                  JUNE 30,       DECEMBER 31,   DECEMBER 31,
                                                    2002             2001         2000 (a)
                                               ------------      ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $       7.58      $       9.95   $      10.69
                                               ------------      ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                              0.04              0.04           0.05
Net realized and unrealized loss on
 investments and foreign currency                     (0.19)            (2.37)         (0.79)
                                               ------------      ------------   ------------
     Total from Investment Operations                 (0.15)            (2.33)         (0.74)
                                               ------------      ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               --             (0.04)            --
                                               ------------      ------------   ------------
NET ASSET VALUE, END OF PERIOD                 $       7.43      $       7.58   $       9.95
                                               ============      ============   ============
Total return (c)(d)(e)                                (1.98)%(f)       (23.41)%        (6.92)%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                           1.15%(h)          1.15%          1.15%(h)
Net investment income (g)                              1.02%(h)          0.47%          0.89%(h)
Waiver/reimbursement                                   0.81%(h)          1.62%          0.40%(h)
Portfolio turnover rate                                  18%(f)            34%            64%
Net assets, end of period (000's)              $          1      $          1   $          1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distribution reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

FINANCIAL HIGHLIGHTS
Colonial International Horizons Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                (UNAUDITED)
                                                SIX MONTHS                                      PERIOD
                                                   ENDED          YEAR ENDED DECEMBER 31,       ENDED
                                                  JUNE 30,       -------------------------   DECEMBER 31,
                                                    2002             2001          2000        1999 (a)
                                                -----------      -----------   -----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      7.55      $      9.94   $     12.31   $      10.00
                                                -----------      -----------   -----------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                              0.03             0.02          0.06           0.06
Net realized and unrealized gain (loss) on
 investments and foreign currency                     (0.19)           (2.37)        (2.43)          2.36
                                                -----------      -----------   -----------   ------------
     Total from Investment Operations                 (0.16)           (2.35)        (2.37)          2.42
                                                -----------      -----------   -----------   ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               --            (0.04)           --          (0.11)
                                                -----------      -----------   -----------   ------------
Net Asset Value, End of Period                  $      7.39      $      7.55   $      9.94   $      12.31
                                                ===========      ===========   ===========   ============
Total return (c)(d)(e)                                (2.12)%(f)      (23.64)%      (19.25)%        24.24%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                           1.40%(h)         1.40%         1.40%          1.40%(h)
Net investment income (g)                              0.77%(h)         0.22%         0.64%          0.85%(h)
Waiver/reimbursement                                   0.81%(h)         1.62%         0.40%          0.96%(h)
Portfolio turnover rate                                  18%(f)           34%           64%             1%(f)
Net assets, end of period (000's)               $     8,173      $     8,277   $    11,728   $      7,707

(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distribution reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Colonial Small Cap Value Fund, Variable Series / June 30, 2002

   Colonial Small Cap Value Fund, Variable Series seeks long-term growth by investing in smaller capitalization equities.

   Stephen D. Barbaro is portfolio manager of the fund. Mr. Barbaro is a vice president of Colonial Management Associates, Inc.

Continuing a trend that began in 2000, investors favored the value style of investing and preferred small-cap stocks to their larger-cap counterparts over the past six months. In managing the portfolio, we emphasized out-of-favor stocks at the lowest end of the fund's capitalization spectrum, which was $20 million to $1.9 billion. The fund benefited from good stock selection and an emphasis on stocks with the lowest price/earnings (p/e) ratios, because cheaper stocks in virtually every sector outperformed.

STOCKS IN A VARIETY OF SECTORS ADVANCED THE FUND'S RETURN
We made one of the biggest allocations to consumer discretionary stocks, which usually benefit from an upturn in economic growth. In this area, we favored mid-priced restaurants, auto-related companies, retailers and apparel companies. Because consumer spending was strong throughout the period, consumer discretionary stocks rose in value and aided the fund's return. We also invested in the technology area where we emphasized out-of-favor software and service companies that sell primarily to the US military. At a time when most technology companies struggled, these companies helped boost performance. Our health care stocks also benefited performance. In health care we concentrated on medical device and service companies. We also had one HMO in the portfolio. The fund's energy investments, which were largely in energy services companies, produced modestly positive results.

LIGHT EXPOSURE TO STRONG SECTORS LIMITED PERFORMANCE
The fund's return was held back slightly by the relatively small commitments we made to some market sectors that produced the biggest gains. Going into the six-month period, it appeared that interest rates might rise as economic growth accelerated. Therefore, we had relatively few financial stocks in the portfolio because they tend to perform poorly in a rising interest-rate environment. As the period progressed, however, economic data was mixed, and concerns about rising interest rates subsided. In this more stable interest-rate environment, financial stocks--especially banks and real estate investment trusts (REITs)--were strong performers. The fund suffered because it had only a small number of banks and no REITs. Consumer staples stocks were also underrepresented in the portfolio. Consumer staples usually do well in any economic environment, and they made significant gains over the six months. Because the fund had relatively few consumer staples stocks, it did not fully participate in the advance of the sector.

SMALL-CAP VALUE STOCKS HAVE MORE POTENTIAL FOR GAINS
Small-cap value stocks have outperformed the overall market for nearly two years. We believe the investment environment should continue to be supportive of small-cap value stocks and that they have further upside potential. However, we expect returns in this area of the market could be more modest in the months ahead.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in Colonial Small Cap Value Fund, Variable Series may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

PERFORMANCE INFORMATION
Colonial Small Cap Value Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                                 6-MONTH
                               (CUMULATIVE)  1-YEAR     LIFE
-------------------------------------------------------------
 Class A (5/19/98)                 5.02        6.91      5.75
 Russell 2000 Index(1)            -4.70       -8.60      0.27
 S&P SmallCap 600/
   Barra Value Index(1)            5.47        6.66      5.66

Inception date of share class is in parentheses.

NET ASSET VALUE ($)       12/31/01    6/30/02
---------------------------------------------
Class A                     11.56      12.14

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/19/98 - 6/30/02

Class A: $12,587

          CLASS A SHARES RUSSELL 2000 INDEX  S&P SMALLCAP 600/BARRA VALUE INDEX
 5/1998          $10,000           $ 10,000                            $ 10,000
 5/1998          $10,020           $  9,461                            $  9,563
 6/1998          $10,050           $  9,481                            $  9,558
 7/1998          $ 9,120           $  8,713                            $  8,674
 8/1998          $ 7,201           $  7,021                            $  7,109
 9/1998          $ 7,461           $  7,571                            $  7,486
10/1998          $ 7,881           $  7,879                            $  7,813
11/1998          $ 8,401           $  8,292                            $  8,147
12/1998          $ 8,675           $  8,806                            $  8,467
 1/1999          $ 8,464           $  8,923                            $  8,370
 2/1999          $ 7,626           $  8,200                            $  7,688
 3/1999          $ 7,525           $  8,328                            $  7,658
 4/1999          $ 8,030           $  9,074                            $  8,325
 5/1999          $ 8,354           $  9,207                            $  8,658
 6/1999          $ 8,788           $  9,623                            $  9,183
 7/1999          $ 8,778           $  9,359                            $  9,040
 8/1999          $ 8,324           $  9,013                            $  8,661
 9/1999          $ 8,273           $  9,015                            $  8,502
10/1999          $ 8,313           $  9,052                            $  8,305
11/1999          $ 8,545           $  9,592                            $  8,491
12/1999          $ 9,226           $ 10,678                            $  8,723
 1/2000          $ 8,640           $ 10,506                            $  8,277
 2/2000          $ 9,216           $ 12,240                            $  8,651
 3/2000          $ 9,358           $ 11,434                            $  8,970
 4/2000          $ 9,459           $ 10,745                            $  9,033
 5/2000          $ 9,317           $ 10,119                            $  8,885
 6/2000          $ 9,702           $ 11,001                            $  9,140
 7/2000          $ 9,793           $ 10,647                            $  9,321
 8/2000          $10,582           $ 11,459                            $  9,865
 9/2000          $10,582           $ 11,123                            $  9,845
10/2000          $10,633           $ 10,626                            $  9,893
11/2000          $ 9,874           $  9,535                            $  9,239
12/2000          $10,969           $ 10,354                            $ 10,544
 1/2001          $11,071           $ 10,894                            $ 11,379
 2/2001          $10,744           $ 10,179                            $ 10,899
 3/2001          $10,570           $  9,681                            $ 10,447
 4/2001          $11,358           $ 10,438                            $ 11,075
 5/2001          $11,695           $ 10,695                            $ 11,358
 6/2001          $11,777           $ 11,064                            $ 11,792
 7/2001          $11,849           $ 10,466                            $ 11,681
 8/2001          $11,614           $ 10,128                            $ 11,493
 9/2001          $10,226           $  8,764                            $  9,848
10/2001          $10,462           $  9,277                            $ 10,298
11/2001          $11,167           $  9,995                            $ 11,122
12/2001          $11,990           $ 10,612                            $ 11,925
 1/2002          $12,083           $ 10,501                            $ 12,148
 2/2002          $12,321           $ 10,214                            $ 12,096
 3/2002          $13,182           $ 11,035                            $ 13,147
 4/2002          $13,421           $ 11,135                            $ 13,685
 5/2002          $13,006           $ 10,641                            $ 13,166
 6/2002          $12,587           $ 10,113                            $ 12,578

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq. The S&P SmallCap 600/Barra Value Index tracks the performance of value stocks, as determined by low price-to-book ratios included in the S&P SmallCap 600/Barra Value Index. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performances are from April 30, 1998.

INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series/June 30, 2002 (Unaudited)

                                                      SHARES         VALUE
                                                    -----------   -----------
COMMON STOCKS--96.0%
CONSUMER DISCRETIONARY--21.7%
AUTOMOBILES & COMPONENTS--3.9%
AUTO PARTS & EQUIPMENT--3.9%
American Axle & Manufacturing
  Holdings, Inc. (a)                                      8,100   $    240,894
Borg-Warner Inc.                                          1,700         98,192
Lithia Motors, Inc., Class A (a)                          7,800        209,976
Tower Automotive, Inc. (a)                               25,800        359,910
                                                                  ------------
                                                                       908,972
                                                                  ------------
CONSUMER DURABLES & APPAREL--8.7%
APPAREL & ACCESSORIES--3.4%
Fossil, Inc. (a)                                         12,675        260,598
Handleman Co.                                             8,250        119,625
Kellwood Co.                                              6,050        196,625
Tommy Hilfiger Corp. (a)                                 15,100        216,232
                                                                  ------------
                                                                       793,080
                                                                  ------------
CONSUMER ELECTRONICS--0.5%
Harman International Industries,
  Inc                                                     2,500        123,125
                                                                  ------------
FOOTWEAR--2.6%
Skechers U.S.A., Inc. (a)                                 8,100        175,041
The Timberland Co., Class A (a)                           2,100         75,222
Wolverine World Wide, Inc.                               20,600        359,470
                                                                  ------------
                                                                       609,733
                                                                  ------------
HOME FURNISHINGS--1.1%
Ethan Allen Interiors, Inc.                               2,850         99,322
Kimball International., Class B                             100          1,639
Stanley Furniture Co., Inc. (a)                           5,550        148,463
                                                                  ------------
                                                                       249,424
                                                                  ------------
HOUSEHOLD APPLIANCES--0.5%
Toro Co.                                                  1,900        107,996
                                                                  ------------
HOUSEWARES & SPECIALTIES--0.5%
The Topps Co., Inc. (a)                                  10,900        109,654
                                                                  ------------
LEISURE PRODUCTS--0.1%
Travis Boats & Motors, Inc. (a)                          10,236         16,889
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE--3.4%
CASINOS & GAMING--0.7%
MTR Gaming Group, Inc. (a)                                9,200        153,640
                                                                  ------------
HOTELS--1.1%
Prime Hospitality Corp. (a)                              19,920        258,761
                                                                  ------------
LEISURE FACILITIES--1.3%
Six Flags, Inc. (a)                                      21,700        313,565
                                                                  ------------
RESTAURANTS--0.3%
Jack in the Box, Inc. (a)                                 2,200         69,960
                                                                  ------------
MEDIA--1.6%
ADVERTISING--0.3%
Advo, Inc.                                                2,000         76,140
                                                                  ------------
BROADCASTING & CABLE--1.3%
Alliance Atlantis Communications,
  Inc., Class B (a)                                      13,300        164,920
Mediacom Communications
  Corp. (a)                                              17,600   $    137,104
                                                                  ------------
                                                                       302,024
                                                                  ------------
RETAILING--4.1%
CATALOG RETAIL--0.5%
School Specialty, Inc. (a)                                4,700        124,832
                                                                  ------------
SPECIALTY STORES--3.6%
Aaron Rents, Inc.                                         5,176        123,965
Borders Group, Inc. (a)                                  10,950        201,480
Party City Corp. (a)                                      8,200        133,660
Rent-A-Center, Inc. (a)                                   1,700         98,617
Zale Corp. (a)                                            7,900        286,375
                                                                  ------------
                                                                       844,097
                                                                  ------------

CONSUMER STAPLES--0.4%
HOUSEHOLD & PERSONAL PRODUCTS--0.4%
HOUSEHOLD PRODUCTS--0.4%
Church & Dwight Co., Inc.                                 2,900         90,857
                                                                  ------------

ENERGY--6.2%
OIL & GAS EQUIPMENT & SERVICES--3.1%
Core Laboratories N.V. (a)                                3,700         44,474
FMC Technologies, Inc. (a)                                7,900        164,004
Universal Compression Holdings, Inc. (a)                  8,300        199,117
Veritas DGC, Inc. (a)                                     8,800        110,880
Willbros Group, Inc. (a)                                 11,590        197,030
                                                                  ------------
                                                                       715,505
                                                                  ------------
OIL & GAS EXPLORATION & PRODUCTION--2.3%
3TEC Energy Corp. (a)                                     5,960        103,883
EXCO Resources, Inc. (a)                                  9,445        142,525
Pogo Producing Co.                                        7,250        236,495
Swift Energy Co. (a)                                      3,800         60,002
                                                                  ------------
                                                                       542,905
                                                                  ------------
OIL & GAS REFINING & MARKETING--0.8%
Tesoro Petroleum Corp. (a)                               24,800        192,200
                                                                  ------------

FINANCIALS--19.9%
BANKS--11.7%
BancFirst Corp.                                             600         27,834
Bryn Mawr Bank Corp.                                      1,100         44,330
Capital City Bank Group, Inc.                             1,000         34,530
Capitol Bancorp Ltd.                                        200          4,768
Cascade Bancorp                                           3,200         57,600
Chittenden Corp.                                          5,500        159,390
Community Bank System, Inc.                               2,600         83,850
Community First Bankshares, Inc.                          1,600         41,744
Corus Bankshares, Inc.                                      100          4,592
Cullen/Frost Bankers, Inc.                                2,200         79,090
Downey Financial Corp.                                    4,210        199,133
First Federal Capital Corp.                               6,100        134,810
FirstFed Financial Corp. (a)                              6,000        174,000
Flushing Financial Corp.                                  6,672        136,709

                       See Notes to Investment Portfolio.

                                       57

                                                      SHARES         VALUE
                                                    -----------   ------------
Greater Bay Bancorp                                       2,800   $     86,128
Hancock Holding Co.                                         400         26,952
Hudson United Bancorp                                     4,928        140,744
Independence Community Bank Corp.                         3,800        109,174
Merchants Bancshares, Inc.                                1,900         53,998
Mid-State Bancshares                                      4,000         77,200
Provident Bankshares Corp.                                7,953        188,407
Riggs National Corp.                                      9,680        144,329
Southwest Bancorporation of Texas, Inc. (a)               3,160        114,455
Staten Island Bancorp, Inc.                               5,700        109,440
Sterling Bancshares, Inc.                                 4,900         72,373
Susquehanna Bancshares, Inc.                              3,000         68,130
Texas Regional Bancshares, Inc., Class A                    800         38,928
TriCo Bancshares                                          2,300         60,904
UMB Financial Corp.                                       2,085         97,724
Webster Financial Corp.                                   4,200        160,608
                                                                  ------------
                                                                     2,731,874
                                                                  ------------
DIVERSIFIED FINANCIALS--2.5%
CONSUMER FINANCE--0.7%
Cash America International, Inc.                         16,990        156,308
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES--1.8%
Affiliated Managers Group, Inc. (a)                       1,860        114,390
American Capital Strategies, Ltd.                         3,000         82,410
MFC Bancorp Ltd.                                         15,150        131,047
Raymond James Financial, Inc.                             3,400         96,798
                                                                  ------------
                                                                       424,645
                                                                  ------------
INSURANCE--3.0%
LIFE & HEALTH INSURANCE--1.1%
AmerUs Group Co.                                          2,600         96,460
Delphi Financial Group, Inc.,
Class A                                                   3,524        152,765
                                                                  ------------
                                                                       249,225
                                                                  ------------
PROPERTY & CASUALTY INSURANCE--1.0%
Fidelity National Financial, Inc.                         7,185        227,059
                                                                  ------------
REINSURANCE--0.9%
RenaissanceRe Holdings Ltd.                               5,700        208,620
                                                                  ------------
REAL ESTATE--2.7%
REAL ESTATE INVESTMENT TRUST--2.5%
EastGroup Properties, Inc.                                2,200         56,320
Kaneb PipeLine Partners, L.P.                             1,100         41,448
Keystone Property Trust                                   3,300         52,371
MeriStar Hospitality Corp.                                6,000         91,500
Mid-America Apartment
  Communities, Inc.                                       2,700         72,225
Nationwide Health Properties,
Inc.                                                      6,600        123,750
RFS Hotel Investors, Inc.                                 3,850         52,129
TEPPCO Partners L.P.                                      2,750         88,138
                                                                  ------------
                                                                       577,881
                                                                  ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.2%
Getty Realty Corp.                                        2,700         54,675
                                                                  ------------

HEALTH CARE--4.6%
HEALTH CARE EQUIPMENT & SERVICES -- 4.6%
HEALTH CARE DISTRIBUTORS & SERVICES -- 1.9%
MAXIMUS, Inc. (a)                                         3,400   $    107,780
Owens & Minor, Inc.                                       8,300        164,008
US Oncology, Inc. (a)                                    21,270        177,179
                                                                  ------------
                                                                       448,967
                                                                  ------------
HEALTH CARE FACILITIES--0.8%
Universal Health Services, Inc.,
  Class B (a)                                             3,700        181,300
                                                                  ------------
HEALTH CARE SUPPLIES--1.4%
Haemonetics Corp. (a)                                     6,930        202,356
Invacare Corp.                                            3,100        114,700
                                                                  ------------
                                                                       317,056
                                                                  ------------
MANAGED HEALTH CARE--0.5%
Coventry Health Care, Inc. (a)                            3,800        107,996
                                                                  ------------

INDUSTRIALS--18.0%
CAPITAL GOODS--10.1%
AEROSPACE & DEFENSE--1.2%
Precision Castparts Corp.                                 3,900        128,700
United Defense Industries, Inc. (a)                       6,100        140,300
                                                                  ------------
                                                                       269,000
                                                                  ------------
CONSTRUCTION & ENGINEERING--2.9%
Chicago Bridge & Iron Co. N.V.                            6,560        184,926
EMCOR Group, Inc. (a)                                     6,800        399,160
Granite Construction, Inc.                                4,100        103,730
                                                                  ------------
                                                                       687,816
                                                                  ------------
CONSTRUCTION & FARM MACHINERY--2.5%
AGCO Corp. (a)                                           11,800        230,100
Oshkosh Truck Corp.                                       3,800        224,618
Terex Corp. (a)                                           5,500        123,695
                                                                  ------------
                                                                       578,413
                                                                  ------------
INDUSTRIAL MACHINERY--3.5%
Actuant Corp., Class A (a)                                1,100         45,375
Esterline Technologies Corp. (a)                         13,200        299,640
Harsco Corp.                                              6,200        232,500
Kennametal, Inc.                                          2,400         87,840
Mueller Industries, Inc. (a)                              5,000        158,750
                                                                  ------------
                                                                       824,105
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES--4.3%
COMMERCIAL PRINTING--1.9%
MPS Group, Inc. (a)                                      18,550        157,675
PLATO Learning, Inc. (a)                                 16,462        162,480
Valassis Communications, Inc. (a)                         3,110        113,515
                                                                  ------------
                                                                       433,670
                                                                  ------------
DIVERSIFIED COMMERCIAL SERVICES--1.3%
Pre-Paid Legal Services, Inc. (a)                        14,680        292,132
ProsoftTraining (a)                                      52,854         20,613
                                                                  ------------
                                                                       312,745
                                                                  ------------

                       See Notes to Investment Portfolio.

                                       58

                                                      SHARES         VALUE
                                                    -----------   -----------
EMPLOYMENT SERVICES--0.7%
Spherion Corp. (a)                                       14,700   $    174,930
                                                                  ------------
OFFICE SERVICES & SUPPLIES--0.4%
United Stationers, Inc. (a)                               3,200         97,280
                                                                  ------------
TRANSPORTATION--3.6%
TRUCKING--3.6%
Arkansas Best Corp. (a)                                   8,400        214,032
Covenant Transport, Inc. (a)                              2,000         42,500
Landstar System, Inc. (a)                                 2,700        288,495
Werner Enterprises, Inc.                                 14,182        302,218
                                                                  ------------
                                                                       847,245
                                                                  ------------

INFORMATION TECHNOLOGY--11.0%
SOFTWARE & SERVICES--3.0%
APPLICATION SOFTWARE--0.8%
Reynolds & Reynolds Co.,
  Class A                                                 7,000        195,650
                                                                  ------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.9%
American Management Systems, Inc. (a)                     5,500        105,105
CACI International, Inc.,
  Class A (a)                                             4,700        179,493
ProQuest Co. (a)                                          4,100        145,550
Tanning Technology Corp. (a)                             21,130         23,243
                                                                  ------------
                                                                       453,391
                                                                  ------------
SYSTEMS SOFTWARE--0.3%
Sybase, Inc. (a)                                          5,900         62,245
                                                                  ------------
TECHNOLOGY HARDWARE & EQUIPMENT--8.0%
COMPUTER STORAGE & PERIPHERALS--0.5%
Imation Corp. (a)                                         3,900        116,064
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.7%
Amphenol Corp., Class A (a)                               5,200        187,200
Anixter International, Inc. (a)                           3,900         91,650
Littelfuse, Inc. (a)                                      5,000        115,650
Nam Tai Electronics, Inc.                                 9,175        180,931
Park Electrochemical Corp.                                3,100         82,150
Pemstar, Inc. (a)                                        27,900         37,107
Tektronix, Inc.                                           3,300         61,743
Varian, Inc. (a)                                          2,900         95,555
                                                                  ------------
                                                                       851,986
                                                                  ------------
OFFICE ELECTRONICS--0.3%
Zebra Technologies Corp.,
  Class A (a)                                             1,500         72,330
                                                                  ------------
SEMICONDUCTOR EQUIPMENT--1.3%
Mykrolis Corp. (a)                                       22,463        265,285
Trikon Technologies, Inc. (a)                             3,605         32,409
                                                                  ------------
                                                                       297,694
                                                                  ------------
SEMICONDUCTORS--1.1%
ESS Technology, Inc. (a)                                  8,135        142,688
Standard Microsystems Corp. (a)                           4,640        109,550
                                                                  ------------
                                                                       252,238
                                                                  ------------
TELECOMMUNICATIONS EQUIPMENT--1.1%
Andrew Corp. (a)                                          9,200        137,264
Centillium Communications,
  Inc. (a)                                               13,284   $    115,836
                                                                  ------------
                                                                       253,100
                                                                  ------------

MATERIALS--8.6%
CHEMICALS--3.5%
FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
IMC Global, Inc.                                         17,500        218,750
                                                                  ------------
SPECIALTY CHEMICALS--2.1%
Cytec Industries, Inc. (a)                                7,300        229,512
Lubrizol Corp.                                            4,200        140,700
OM Group, Inc.                                            2,000        124,000
                                                                  ------------
                                                                       494,212
                                                                  ------------
CONSTRUCTION MATERIALS--0.5%
Centex Construction Products, Inc.                        2,000         72,800
Texas Industries, Inc.                                    1,498         47,172
                                                                  ------------
                                                                       119,972
                                                                  ------------
CONTAINERS & PACKAGING--0.5%
METAL & GLASS CONTAINERS--0.5%
AptarGroup, Inc.                                          4,000        123,000
                                                                  ------------
METALS & MINING--3.3%
DIVERSIFIED METALS & MINING--1.0%
Peabody Energy Corp.                                      8,300        234,890
                                                                  ------------
STEEL--2.3%
GrafTech International Ltd. (a)                          17,500        215,250
Reliance Steel & Aluminum Co.                            10,695        326,198
                                                                  ------------
                                                                       541,448
                                                                  ------------
PAPER & FOREST PRODUCTS--1.3%
FOREST PRODUCTS--0.6%
Rayonier Inc.                                             3,000        147,390
                                                                  ------------
PAPER PRODUCTS--0.7%
Boise Cascade Corp.                                       4,450        153,659
                                                                  ------------

UTILITIES--5.6%
ELECTRIC UTILITIES--1.8%
Public Service Co. of
  New Mexico                                             10,100        244,420
UIL Holdings Corp.                                        3,100        168,826
                                                                  ------------
                                                                       413,246
                                                                  ------------
GAS UTILITIES--3.5%
Energen Corp.                                             7,400        203,500
Northwest Natural Gas Co.                                 6,800        195,500
NUI Corp.                                                 2,800         77,000
Oneok, Inc.                                               6,200        136,090
UGI Corp.                                                 6,200        198,028
                                                                  ------------
                                                                       810,118
                                                                  ------------
MULTI-UTILITIES--0.3%
Vectren Corp.                                             3,300         82,830
                                                                  ------------
TOTAL COMMON STOCKS
  (cost of $20,623,866)                                             22,408,382
                                                                  ------------

                       See Notes to Investment Portfolio.

                                       59

                                                      SHARES         VALUE
                                                    -----------   -----------
PREFERRED STOCK--0.6%
ENERGY--0.6%
OIL & GAS EXPLORATION PRODUCTION--0.6%
EXCO Resources, Inc.
  (cost of $143,462)                                      9,340   $    147,105
                                                                  ------------
TOTAL INVESTMENTS--96.6%
  (cost of $20,767,328) (b)                                         22,555,487
                                                                  ------------
OTHER ASSETS & LIABILITIES, NET--3.4%                                  802,588
NET ASSETS--100.0%                                                $ 23,358,075
                                                                  ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Small Cap Value Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                              $  20,767,328
                                                                  -------------
Investments, at value                                             $  22,555,487
Receivable for:
  Investments sold                                                    1,611,790
  Fund shares sold                                                        1,843
  Dividends                                                              16,626
Deferred Trustees' compensation plan                                      2,104
                                                                  -------------
  TOTAL ASSETS                                                       24,187,850
                                                                  -------------
LIABILITIES:
Payable to custodian bank                                               275,393
Payable for:
  Investments purchased                                                 362,085
  Expense reimbursement due to Distributor                                7,922
  Fund shares repurchased                                               148,692
  Management fee                                                         16,030
  Transfer agent fee                                                        631
  Pricing and bookkeeping fees                                              839
  Trustees' fee                                                             106
Deferred Trustees' fee                                                    2,104
Other liabilities                                                        15,973
                                                                  -------------
    TOTAL LIABILITIES                                                   829,775
                                                                  -------------
NET ASSETS                                                        $  23,358,075
                                                                  =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $  20,044,839
Accumulated net investment loss                                          (8,136)
Accumulated net realized gain                                         1,533,210
Net unrealized appreciation on:
  Investments                                                         1,788,159
  Foreign currency translations                                               3
                                                                  -------------
NET ASSETS                                                        $  23,358,075
                                                                  =============
CLASS A:
Net assets                                                        $  10,745,000
Shares outstanding                                                      884,732
                                                                  =============
Net asset value per share                                         $       12.14
                                                                  =============
CLASS B:
Net assets                                                        $  12,613,075
Shares outstanding                                                    1,039,198
                                                                  =============
Net asset value per share                                         $       12.14
                                                                  =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Small Cap Value Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                         $      91,550
Interest                                                                 22,625
                                                                  -------------
  Total Investment Income (net of foreign taxes withheld of $44)        114,175

EXPENSES:
Management fee                                                           88,313
Distribution fee--Class B                                                13,977
Pricing and bookkeeping fees                                              5,530
Transfer agent fee                                                        3,756
Trustees' fee                                                             2,730
Audit fee                                                                 8,929
Other expenses                                                            8,781
                                                                  -------------
  Total Expenses                                                        132,016
Fees reimbursed by Distributor--Class B                                 (12,221)
Custody earnings credit                                                      (9)
                                                                  -------------
  Net Expenses                                                          119,786
                                                                  -------------
Net Investment Loss                                                      (5,611)
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments                                                         1,551,509
  Foreign currency transactions                                            (274)
                                                                  -------------
    Net realized gain                                                 1,551,235
                                                                  -------------
Net change in unrealized appreciation/depreciation on:
  Investments                                                          (702,909)
  Foreign currency translations                                               3
                                                                  -------------
    Net change in unrealized appreciation/depreciation                 (702,906)
                                                                  -------------
Net Gain                                                                848,329
                                                                  -------------
Net Increase in Net Assets from Operations                        $     842,718
                                                                  =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Small Cap Value Fund, Variable Series

                                                                      (UNAUDITED)
                                                                      SIX MONTHS          YEAR
                                                                         ENDED            ENDED
                                                                       JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                       2002             2001
-----------------------------------                                  --------------   -------------
OPERATIONS:
Net investment income (loss)                                         $       (5,611)  $      31,953
Net realized gain on investments and foreign currency transactions        1,551,235         290,158
Net change in unrealized appreciation/depreciation on investments
  and foreign currency translations                                        (702,906)      1,151,725
                                                                     --------------   -------------
       Net Increase from Operations                                         842,718       1,473,836
                                                                     --------------   -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                       --         (18,025)
   Class B                                                                       --         (17,140)
From net realized gains:
   Class A                                                                       --        (118,438)
   Class B                                                                       --        (112,618)
                                                                     --------------   -------------
   Total Distributions Declared to Shareholders                                  --        (266,221)
                                                                     --------------   -------------

SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                           3,106,749       8,574,770
  Distributions reinvested                                                       --         136,463
  Redemptions                                                            (2,143,131)     (7,574,247)
                                                                     --------------   -------------
       Net Increase                                                         963,618       1,136,986
                                                                     --------------   -------------
Class B:
  Subscriptions                                                           3,981,428      13,166,781
  Distributions reinvested                                                       --         129,758
  Redemptions                                                              (810,188)     (8,345,154)
                                                                     --------------   -------------
       Net Increase                                                       3,171,240       4,951,385
                                                                     --------------   -------------
Net Increase from Share Transactions                                      4,134,858       6,088,371
                                                                     --------------   -------------
Total Increase in Net Assets                                              4,977,576       7,295,986
NET ASSETS:
Beginning of period                                                      18,380,499      11,084,513
                                                                     --------------   -------------
End of period (including accumulated net investment loss of
  $(8,136) and overdistributed net investment income of $(2,525),
  respectively)                                                      $   23,358,075   $  18,380,499
                                                                     ==============   =============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                             252,336         791,152
  Issued for distributions reinvested                                            --          11,826
  Redemptions                                                              (177,415)       (702,942)
                                                                     --------------   -------------
       Net Increase                                                          74,921         100,036
                                                                     --------------   -------------
Class B:
  Subscriptions                                                             324,297       1,215,774
  Issued for distributions reinvested                                            --          11,252
  Redemptions                                                               (65,940)       (769,514)
                                                                     --------------   -------------
       Net Increase                                                         258,357         457,512
                                                                     --------------   -------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Small Cap Value Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial Small Cap Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth by investing primarily in smaller capitalization equities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of December 31, 2001, the tax composition of dividends was as follows:

         Ordinary income                      $   108,992
         Long-term capital gains                  157,229
                                              -----------
                                              $   266,221
                                              ===========

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.10% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $9 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $14,789,290 and $9,549,250, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation         $  2,915,525
     Gross unrealized depreciation           (1,127,366)
                                           ------------
       Net unrealized appreciation         $  1,788,159
                                           ============

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

For the six months ended June 30, 2002, the Fund used AlphaTrade Inc., an affiliate of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $1,491.

FINANCIAL HIGHLIGHTS
Colonial Small Cap Value Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                       (UNAUDITED)
                                                       SIX MONTHS                                                    PERIOD
                                                          ENDED                  YEAR ENDED DECEMBER 31,             ENDED
                                                        JUNE 30,        ---------------------------------------   DECEMBER 31,
                                                          2002              2001          2000          1999        1998 (a)
                                                       -----------      -----------   -----------   -----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     11.56      $     10.73   $      9.12   $      8.59   $      10.00
                                                       -----------      -----------   -----------   -----------   ------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       --(c)          0.02          0.07          0.02           0.08
Net realized and unrealized gain (loss) on investments        0.58             0.98          1.65          0.52          (1.41)
                                                       -----------      -----------   -----------   -----------   ------------
      Total from Investment Operations                        0.58             1.00          1.72          0.54          (1.33)
                                                       -----------      -----------   -----------   -----------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      --            (0.02)        (0.05)        (0.01)         (0.07)
In excess of net investment income                              --               --            --            --          (0.01)
From net realized gains                                         --            (0.15)        (0.06)           --             --
                                                       -----------      -----------   -----------   -----------   ------------
      Total Distributions Declared to Shareholders              --            (0.17)        (0.11)        (0.01)         (0.08)
                                                       -----------      -----------   -----------   -----------   ------------
NET ASSET VALUE, END OF PERIOD                         $     12.14      $     11.56   $     10.73   $      9.12   $       8.59
                                                       ===========      ===========   ===========   ===========   ============
Total return (d)(e)(f)                                        5.02%(g)         9.30%        18.88%         6.34%        (13.25)%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                                                  1.07%(i)         1.10%         1.07%         1.00%          1.00%(i)
Net investment income (h)                                    (0.03)%(i)        0.22%         0.76%         0.23%          1.41%(i)
Waiver/reimbursement                                            --             0.22%         0.82%         2.66%          3.32%(i)
Portfolio turnover rate                                         48%(g)           56%           54%           74%            51%(g)
Net assets, end of period (000's)                      $    10,745      $     9,361   $     7,616   $     3,817   $      1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Colonial Strategic Income Fund, Variable Series / June 30, 2002

   Colonial Strategic Income Fund, Variable Series seeks current income consistent with prudent risk and maximum total return.

   Laura A. Ostrander is the fund's portfolio manager. Ms. Ostrander is senior vice president of Colonial Management Associates, Inc.

ASSET ALLOCATION DROVE POSITIVE PERFORMANCE
Contributing to our decision to make strategic adjustments to the way fund assets were divided across the three market sectors that make up the portfolio was the most significant factor its performance. We added to US and foreign government holdings, which were the strongest performing sectors during the period. We also cut back selectively among high-yield securities, which delivered disappointing results. However, high-yield is still the fund's largest segment. These three market sectors seldom perform in concert, which is why we favor this diversified approach over single-sector investing.

   Since mid-2001, we have been increasing the overall quality of the portfolio through incremental upgrades within each sector. As a result, the portfolio's overall average credit quality has risen from BBB in June of 2001 to BBB+ at year-end, and on up to A- on June 30 of this year. The fund's duration, or its sensitivity to changes in interest rates, remained essentially the same over the past six-month period.

TREASURY SECURITIES HELPED RESULTS
US Treasury bonds rallied during the period, as investors sought greater security when the economy failed to sustain the strength it had shown coming into the year. Our decision to expand the fund's Treasury exposure aided performance and raised the quality of the fund. We also added to holdings of mortgage-backed securities because they offer an attractive yield advantage over Treasury issues.

A MOVE TO STRONG CURRENCY MARKETS BOOSTED RETURNS
The foreign government bond sector was the largest contributor to the fund's positive results in the past six months. Following a period of strong performance by emerging market securities, we cut back holdings in South America and Russia, then looked for opportunity among more developed nations. As the US economy stumbled and the dollar began to slide, we reduced holdings of US dollar-denominated bonds and expanded holdings of securities denominated in selected foreign currencies. Over the period, the euro gained 11.2% vs. the US dollar. New Zealand's dollar was up 16.7% and Norway's krone rose 19%. These sharp gains translated into strong performance by the fund's holdings in these countries.

HIGH-YIELD BONDS SLUMPED WITH EQUITY MARKETS
The positive momentum from the fourth quarter of 2001 in the high-yield sector carried over to the beginning of the year but the sector slumped for the rest of the period, with the worst results coming in June. The same factors that have roiled the equity markets--corporate misgovernance, accounting scandals, earnings shortfalls and uncertainty over the economy's near-term outlook--took a toll on lower-rated bonds. To boost quality, we reduced holdings of single-B bonds in favor of higher-quality BB issues. However, B-rated bonds remain our area of focus for their attractive combination of high yield and appreciation potential and this category turned in disappointing results.

MANUFACTURING AND HOUSING HELPED, TELECOM AND CABLE HURT
High-yield sectors that did well include manufacturing and housing. Actuant, a diversified manufacturer, and Flowserve, which makes pumps and valves (0.2% and 0.2%, respectively), contributed to results. Home builders, K. Hovnanian Enterprises, KB Home and Lennar, (0.3%, 0.2% and 0.2%) all BB-rated, benefited from strength in the housing markets.(1)

   We reduced exposure to the troubled cable and telecom industries. We sold cable operator Adelphia very early in its price decline. However, our attempt to take advantage of reduced valuation by buying WorldCom's discounted bonds was not successful. After scandals overwhelmed the company, we sold the fund's position--0.013% of the portfolio at the time--at a loss.

US ECONOMY IS THE LYNCHPIN
As long as the US economy struggles and the dollar remains weak, we expect non-dollar-denominated bonds to do well. If a broad-based US economic recovery takes hold, money may reverse course and flow from Treasuries back into corporate bonds, including lower-quality issues such as those in the high-yield sector of the fund. In the meantime, tame inflation, higher unemployment and uncertainty over consumers' willingness to spend, all argue against any interest rate hikes in the short-term.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
ColonialStrategicIncome Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                            6-MONTH
                          (CUMULATIVE)  1-YEAR   5-YEAR    LIFE
----------------------------------------------------------------
Class A (7/5/94)               2.02       5.10     3.83    6.38
Lehman Brothers
  Government/
  Credit Index(1)              3.26       8.25     7.48    7.80

Inception date of share class is in parentheses.

NET ASSET VALUE ($)       12/31/01    6/30/02
---------------------------------------------
Class A                     8.92        9.10

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/5/94 - 6/30/02

Class A: $16,386

                            LEHMAN BROTHERS
           CLASS A SHARES   GOVERNMENT/CREDIT INDEX
 7/1994          $ 10,000                  $ 10,000
 7/1994          $ 10,080                  $ 10,200
 8/1994          $ 10,130                  $ 10,204
 9/1994          $ 10,091                  $ 10,050
10/1994          $ 10,131                  $ 10,039
11/1994          $ 10,021                  $ 10,021
12/1994          $ 10,110                  $ 10,087
 1/1995          $ 10,244                  $ 10,281
 2/1995          $ 10,492                  $ 10,519
 3/1995          $ 10,678                  $ 10,590
 4/1995          $ 10,875                  $ 10,738
 5/1995          $ 11,174                  $ 11,188
 6/1995          $ 11,225                  $ 11,277
 7/1995          $ 11,328                  $ 11,233
 8/1995          $ 11,328                  $ 11,377
 9/1995          $ 11,524                  $ 11,493
10/1995          $ 11,679                  $ 11,662
11/1995          $ 11,792                  $ 11,855
12/1995          $ 11,959                  $ 12,029
 1/1996          $ 12,134                  $ 12,103
 2/1996          $ 12,036                  $ 11,847
 3/1996          $ 11,982                  $ 11,747
 4/1996          $ 12,036                  $ 11,666
 5/1996          $ 12,046                  $ 11,646
 6/1996          $ 12,122                  $ 11,801
 7/1996          $ 12,220                  $ 11,828
 8/1996          $ 12,362                  $ 11,799
 9/1996          $ 12,612                  $ 12,009
10/1996          $ 12,807                  $ 12,289
11/1996          $ 13,112                  $ 12,515
12/1996          $ 13,134                  $ 12,376
 1/1997          $ 13,099                  $ 12,391
 2/1997          $ 13,195                  $ 12,417
 3/1997          $ 13,005                  $ 12,269
 4/1997          $ 13,171                  $ 12,448
 5/1997          $ 13,386                  $ 12,564
 6/1997          $ 13,576                  $ 12,715
 7/1997          $ 13,898                  $ 13,104
 8/1997          $ 13,803                  $ 12,957
 9/1997          $ 14,101                  $ 13,160
10/1997          $ 14,125                  $ 13,371
11/1997          $ 14,197                  $ 13,442
12/1997          $ 14,335                  $ 13,583
 1/1998          $ 14,566                  $ 13,775
 2/1998          $ 14,604                  $ 13,747
 3/1998          $ 14,706                  $ 13,790
 4/1998          $ 14,771                  $ 13,859
 5/1998          $ 14,836                  $ 14,007
 6/1998          $ 14,861                  $ 14,150
 7/1998          $ 14,990                  $ 14,161
 8/1998          $ 14,435                  $ 14,437
 9/1998          $ 14,757                  $ 14,850
10/1998          $ 14,782                  $ 14,745
11/1998          $ 15,207                  $ 14,833
12/1998          $ 15,198                  $ 14,870
 1/1999          $ 15,321                  $ 14,976
 2/1999          $ 15,143                  $ 14,619
 3/1999          $ 15,349                  $ 14,692
 4/1999          $ 15,555                  $ 14,729
 5/1999          $ 15,239                  $ 14,577
 6/1999          $ 15,253                  $ 14,532
 7/1999          $ 15,239                  $ 14,492
 8/1999          $ 15,184                  $ 14,480
 9/1999          $ 15,266                  $ 14,610
10/1999          $ 15,266                  $ 14,648
11/1999          $ 15,362                  $ 14,639
12/1999          $ 15,468                  $ 14,550
 1/2000          $ 15,320                  $ 14,546
 2/2000          $ 15,513                  $ 14,728
 3/2000          $ 15,454                  $ 14,941
 4/2000          $ 15,321                  $ 14,868
 5/2000          $ 15,188                  $ 14,855
 6/2000          $ 15,468                  $ 15,158
 7/2000          $ 15,588                  $ 15,318
 8/2000          $ 15,751                  $ 15,534
 9/2000          $ 15,565                  $ 15,593
10/2000          $ 15,284                  $ 15,692
11/2000          $ 15,016                  $ 15,960
12/2000          $ 15,494                  $ 16,274
 1/2001          $ 16,135                  $ 16,548
 2/2001          $ 16,185                  $ 16,718
 3/2001          $ 15,840                  $ 16,795
 4/2001          $ 15,709                  $ 16,669
 5/2001          $ 15,775                  $ 16,766
 6/2001          $ 15,594                  $ 16,846
 7/2001          $ 15,659                  $ 17,266
 8/2001          $ 15,938                  $ 17,487
 9/2001          $ 15,477                  $ 17,648
10/2001          $ 15,921                  $ 18,096
11/2001          $ 16,135                  $ 17,799
12/2001          $ 16,064                  $ 17,658
 1/2002          $ 16,136                  $ 17,787
 2/2002          $ 16,171                  $ 17,939
 3/2002          $ 16,225                  $ 17,574
 4/2002          $ 16,531                  $ 17,915
 5/2002          $ 16,604                  $ 18,080
 6/2002          $ 16,386                  $ 18,234

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from June 30, 1994.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / June 30, 2002 (Unaudited)

                                                            PAR                VALUE
                                                     -----------------   -----------------
BONDS & NOTES--96.6%
CORPORATE FIXED INCOME BONDS & NOTES--37.8%
CONSTRUCTION--2.2%
BUILDING CONSTRUCTION--2.2%
Associated Materials, Inc.
  9.75% 04/15/12                                     $         200,000   $         206,000
Atrium Companies, Inc.,
  10.500% 05/01/09                                             130,000             130,650
Congoleum Corp.,
  8.63% 08/01/08                                               140,000             113,400
D.R. Horton, Inc.:
  8.000% 02/01/09                                              200,000             201,000
  9.750% 09/15/10                                              575,000             603,750
K. Hovnanian Enterprise, Inc.:
  8.875% 04/01/12                                               45,000              44,550
  10.500% 10/01/07                                             390,000             427,050
KB Home,
  8.625% 12/15/08                                              295,000             305,325
Lennar Corp.,
  7.625% 03/01/09                                              310,000             320,850
Ryland Group
  9.125% 06/15/11                                              220,000             233,200
Standard Pacific Corp,.
  9.250% 04/15/12                                              435,000             435,000
                                                                         -----------------
                                                                                 3,020,775
                                                                         -----------------

FINANCE, INSURANCE & REAL ESTATE--1.1%
DEPOSITORY INSTITUTIONS--0.6%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                                             750,000             845,385
                                                                         -----------------
FINANCIAL SERVICES--0.5%
Intertek Finance PLC,
  10.250% 11/01/06                                             380,000             399,475
Williams Scotsman Inc.,
  9.875% 06/01/07                                              325,000             312,000
                                                                         -----------------
                                                                                   711,475
                                                                         -----------------

MANUFACTURING--11.4%
CHEMICALS & ALLIED PRODUCTS--3.0%
Acetex Corp.
  10.88% 08/01/09                                              175,000             182,875
Avecia Group PLC,
  11.000% 07/01/09                                             200,000             200,000
Huntsman ICI Holdings LLC,
  (b) 12/31/09                                               2,410,000             578,400
Koppers Industries, Inc.,
  9.875% 12/01/07                                              425,000             427,125
Lyondell Chemical Co:
  9.500% 12/15/08 (a)                                          200,000             186,000
  11.125% 07/15/12                                             285,000             282,863
  9.625% 05/01/07                                               75,000              71,625
MacDermid, Inc.,
  9.125% 07/15/11                                              260,000             273,000
Messer Griesheim Holdings,
  10.375% 06/01/11 (a)                                         375,000             397,859
OM Group, Inc.,
  9.250% 12/15/11                                    $         215,000   $         222,525
Sterling Chemicals, Inc.:
  11.250% 04/01/07                                             750,000              75,000
  11.750% 08/15/06 (c)                                         225,000              22,500
Terra Industries, Inc.:
  10.500% 06/15/05                                             285,000             250,800
  12.875% 10/15/08                                             535,000             553,725
Texas Petrochemical Corp.,
  11.125% 07/01/06                                             535,000             433,350
                                                                         -----------------
                                                                                 4,157,647
                                                                         -----------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.3%
Amphenol Corp.,
  9.875% 05/15/07                                               50,000              52,000
Flextronics International Ltd.,
  9.875% 07/01/10                                              300,000             315,000
                                                                         -----------------
                                                                                   367,000
                                                                         -----------------
FABRICATED METAL--0.2%
Earle M. Jorgensen & Co.,
  9.750% 06/01/12                                              250,000             247,500
                                                                         -----------------
FOOD & KINDRED PRODUCTS--1.2% Dole Food Co,.
  7.250% 05/01/09                                              220,000             224,431
New World Pasta Co.,
  9.250% 02/15/09                                              175,000             169,750
Premier International Foods PLC,
  12.000% 09/01/09                                             750,000             817,500
Roundy's Inc.,
  8.875% 06/15/02                                              145,000             143,913
Smithfield Foods, Inc.,
  8.000% 10/15/09 (a)                                          350,000             352,625
                                                                         -----------------
                                                                                 1,708,219
                                                                         -----------------
FURNITURE & FIXTURES--0.3%
Juno Lighting, Inc.,
  11.875% 07/01/09                                             390,000             401,700
                                                                         -----------------
MACHINERY & COMPUTER EQUIPMENT--0.3%
JLG Industries Inc.,
  8.375% 06/15/12                                              140,000             139,300
NMHG Holding Co,.
  10.000% 05/15/09                                              80,000              80,800
Numatics, Inc.,
  9.625% 04/01/08                                              300,000             180,000
                                                                         -----------------
                                                                                   400,100
                                                                         -----------------
MEASURING & ANALYZING INSTRAMENTS--0.2%
Fisher Scientific International Inc.,
  8.125% 05/01/12                                              250,000             249,375
                                                                         -----------------
MISCELLANEOUS MANUFACTURING--1.8% Actuant Corp.,
  13.000% 05/01/09                                             211,000             243,705
AGCO Corp.,
  9.500% 05/01/08                                              220,000             233,200
Applied Extrusion Technologies, Inc.,
  10.750% 07/01/11                                             250,000             225,000
Ball Corp.,
  8.25% 08/01/08                                               140,000             144,900

                       See Notes to Investment Portfolio.

                                       69

                                                            PAR                VALUE
                                                     -----------------   -----------------
Flowserve Corp.,
  12.250% 08/15/10                                   $         205,000   $         230,625
ISG Resources, Inc.,
  10.000% 04/15/08                                             580,000             545,200
Owens-Illinois, Inc.,
  7.500% 05/15/10                                              370,000             325,600
Tekni-Plex, Inc.,
  12.750% 06/15/10                                             550,000             569,250
                                                                         -----------------
                                                                                 2,517,480
                                                                         -----------------
PAPER PRODUCTS--1.0%
Corp Durango SA, deCV
  13.125% 08/01/06                                             280,000             238,000
Riverwood International Corp.,
  10.875% 04/01/08                                             875,000             912,188
Tembec Industries, Inc.,
  8.500% 02/01/11                                              250,000             257,500
                                                                         -----------------
                                                                                 1,407,688
                                                                         -----------------
POLLUTION CONTROL--0.0%
Envirosource, Inc.
  14.000% 12/15/08                                              79,548              63,638
                                                                         -----------------
PRIMARY METAL--0.8%
AK Steel Corp.
  7.75% 06/15/12                                               170,000             169,150
Bayou Steel Corp.,
  9.500% 05/15/08                                              500,000             300,000
Kaiser Aluminum & Chemical Corp.,
  10.875% 10/15/06                                             420,000             344,400
Renco Metals, Inc.,
  11.500% 07/01/03 (c)                                         500,000              50,000
WCI Steel, Inc.,
  10.000% 12/01/04                                             320,000             178,400
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (c)                                          750,000              15,000
                                                                         -----------------
                                                                                 1,056,950
                                                                         -----------------
PRINTING & PUBLISHING--0.9%
Quebecor Media, Inc.,
  11.125% 07/15/11                                             400,000             396,000
Von Hoffman Corp,.
  10.250% 03/15/09                                             285,000             292,125
Yell Finance BV,
  10.750% 08/01/11                                             535,000             588,500
                                                                         -----------------
                                                                                 1,276,625
                                                                         -----------------
TRANSPORTATION EQUIPMENT--1.4%
Collins & Aikman Products Co.,
  10.750% 12/31/11                                             435,000             435,000
Dana Corp.,
  10.125% 03/15/10 (a)                                         125,000             128,125
Dura Operating Corp.,
  9.000% 05/01/09                                              105,000             101,850
  8.625% 04/15/12                                              265,000             266,325
Lear Corp.,
  8.110% 05/15/09                                              355,000             363,875
Pennzoil-Quaker State Co.,
  10.000% 11/01/08 (a)                                         325,000             377,000
QDI LLC,.
  12.000% 06/15/09                                   $          75,344   $          25,052
  12.500% 06/15/08                                             325,000             324,594
                                                                         -----------------
                                                                                 2,021,821
                                                                         -----------------

MINING & ENERGY--3.4%
METAL MINING--0.1%
Trimas Corp,.
  9.875% 06/15/12                                              100,000             101,000
                                                                         -----------------
OIL & GAS EXTRACTION--3.3%
Benton Oil & Gas Co.:
  9.375% 11/01/07                                              215,000             184,900
Compton Petroleum Corp.,
  9.90% 05/15/09                                               195,000             199,698
Chesapeake Energy Corp.,
  8.13% 04/01/11                                               195,000             192,075
El Paso Enery Corp.,
  8.500% 06/01/11                                              330,000             326,700
Encore Acquisition co,.
  8.375% 06/15/12                                              195,000             195,000
Forest Oil Corp.,
  8.000% 06/15/08                                              150,000             150,750
Magnum Hunter Resources, Inc.,
  10.000% 06/01/07                                             450,000             459,000
Mariner Energy, Inc.,
  10.500% 08/01/06                                             375,000             356,250
Pemex Project Funding Master Trust,
  9.125% 10/13/10                                              950,000             997,500
PDVSA Finance Ltd.,
  6.250% 02/15/06                                              375,200             329,246
  6.650% 02/15/06                                              240,000             219,000
Pioneer Natural Resources Co.,
  7.500% 04/15/12                                               70,000              69,650
Pogo Producing Co.,
  8.250% 04/15/11                                              425,000             425,000
Stone Energy Corp.,
  8.250% 12/15/11 (a)                                          135,000             135,675
XTO Energy Inc,.
  7.500% 04/15/12                                              325,000             329,875
                                                                         -----------------
                                                                                 4,570,319
                                                                         -----------------

RETAIL TRADE--0.5%
FOOD STORES--0.1%
Pathmark Stores
  8.750% 02/01/12                                              115,000             116,725
                                                                         -----------------
MISCELLANEOUS RETAIL--0.1%
Steinway Musical Instruments, Inc,.
  8.750% 04/15/11                                              135,000             137,025
                                                                         -----------------
RESTAURANTS--0.3%
Yum! Brands Inc.,
  7.700% 07/01/12                                              170,000             168,300
  8.875% 04/15/11                                              175,000             185,500
                                                                         -----------------
                                                                                   353,800
                                                                         -----------------

                       See Notes to Investment Portfolio.

                                       70

                                                            PAR                VALUE
                                                     -----------------   -----------------
SERVICES--8.2%
AMUSEMENT & RECREATION--3.5%
Ameristar Casinos, Inc.,
  10.750% 02/15/09                                   $         215,000   $         230,050
Anchor Gaming,
  9.875% 10/15/08                                              325,000             384,170
Argosy Gaming Co.,
  10.750% 06/01/09                                             305,000             328,638
Boyd Gaming Corp.,
  9.500% 07/15/07                                              200,000             202,000
Circus & Eldorado/Silver
Legacy Capital Corp.,
  10.13% 03/01/12                                              220,000             227,700
Corrections Corp.,
  9.88% 05/01/09                                               180,000             183,600
Coast Hotels & Casinos, Inc.,
  9.500% 04/01/09                                              325,000             341,250
Hollywood Casino Corp.,
  11.250% 05/01/07                                             470,000             506,425
Hollywood Casino Shreveport,
  13.000% 08/01/06                                             520,000             566,800
Hollywood Park, Inc.,
  9.250% 02/15/07                                              750,000             690,000
Majestic Investment Holdings,
  11.653% 11/30/07 (a)                                         135,000             128,250
Penn National Gaming, Inc.,
  11.125% 03/01/08 (a)                                         275,000             295,625
Regal Cinemas Inc,.
  9.375% 02/01/12                                              360,000             374,400
Riviera Holding Corp,.
  11.000% 06/15/10                                             140,000             138,600
Six Flags, Inc.,
  9.500% 02/01/09 (a)                                          145,000             147,175
Venetian Casino/LV Sands
  11.000% 06/15/10                                             205,000             206,538
                                                                         -----------------
                                                                                 4,951,221
                                                                         -----------------
AUTO EQUIPMENT & RENTAL SERVICES--0.2%
United Rentals, Inc.:
  8.800% 08/15/08                                              195,000             187,200
  9.500% 06/01/08                                              155,000             152,675
                                                                         -----------------
                                                                                   339,875
                                                                         -----------------
FUNERAL SERVICES--0.5%
Service Corp. International,
  7.700% 04/15/09                                              470,000             430,050
Stewart Enterprises, Inc.,
  10.750% 07/01/08                                             235,000             260,850
                                                                         -----------------
                                                                                   690,900
                                                                         -----------------
HEALTH SERVICES--3.3%
Alliance Imaging, Inc.,
  10.375% 04/15/11 (a)                                         310,000             333,250
AmerisourceBergen,
  8.125% 09/01/08 (a)                                          200,000             206,000
Beverly Enterprises, Inc.,
  9.000% 02/15/06                                              525,000             525,656
Bio-Rad Laboratories, Inc.,
  11.625% 02/15/07                                             275,000             306,625
Coventry Health Care Inc.,
  8.13% 02/15/12                                     $         240,000   $         242,400
Dynacare, Inc.,
  10.750% 01/15/06                                             255,000             263,925
HCA-The Healthcare Co.,
  8.750% 09/01/10                                              710,000             794,483
InSight Health Services Corp.,
  9.875% 11/01/11 (a)                                          155,000             155,775
Magellan Health Services, Inc.:
  9.000% 02/15/08                                              745,000             268,200
  9.375% 11/15/07 (a)                                          210,000             161,700
Quest Diagnostic, Inc.,
  7.500% 07/12/11                                              110,000             118,963
Radiologix, Inc.,
  10.500% 12/15/08 (a)                                         250,000             261,875
Res Care, Inc.,
  10.625% 11/15/08 (a)                                         375,000             348,750
United Surgical Partners,
  10.000% 12/15/11                                             250,000             257,500
Vanguard Health Systems,
  9.750% 08/01/11 (a)                                          285,000             296,400
                                                                         -----------------
                                                                                 4,541,502
                                                                         -----------------
HOTELS, CAMPS & LODGING--0.7%
Host Marriott LP,
  9.500% 01/15/07                                              540,000             542,700
Starwood Hotels Resort,.
  7.875% 05/01/12                                              375,000             370,710
                                                                         -----------------
                                                                                   913,410
                                                                         -----------------

TRANSPORTATION, COMMUNICATIONS,
  ELECTRIC, GAS & SANITARY SERVICES--10.8%
AEROSPACE--1.3%
BE Aerospace, Inc.,
  8.875% 05/01/11                                              175,000             159,250
L - 3 Communication Corp,.
  7.625% 06/15/12                                              280,000             281,400
Sequa Corp.,
  8.875% 04/01/08                                              315,000             313,425
TransDigm, Inc.,
  10.375% 12/01/08                                           1,000,000           1,027,500
                                                                         -----------------
                                                                                 1,781,575
                                                                         -----------------
AIR TRANSPORTATION--0.9%
Petroleum Helicopters Inc.,
  9.375% 05/01/09                                              325,000             334,750
Northwest Airlines Inc.,
  9.875% 03/15/07                                              220,000             195,800
U.S. Airways Inc.,
  10.375% 03/01/13                                             850,000             510,000
United Airlines, Inc.,
  9.200% 03/22/08                                              204,936             179,542
                                                                         -----------------
                                                                                 1,220,092
                                                                         -----------------
BROADCASTING--1.8%
Advanstar Communications, Inc.,
  12.00% 02/15/11                                              300,000             243,000

                       See Notes to Investment Portfolio.

                                       71

                                                            PAR                VALUE
                                                     -----------------   -----------------
Allbritton Communications Co.,
  9.750% 11/30/07                                    $         225,000   $         231,750
Canwest Media, Inc.,
  10.625% 05/15/11 (a)                                         300,000             304,500
Corus Entertainment Inc.,
  8.750% 03/01/12                                              115,000             116,150
Cumulus Media, Inc.,
  10.375% 07/01/08                                             100,000             107,000
Emmis Escrow Corp.,
  12.500% 11/07                                                317,000             228,240
LIN Holding Corp.,
  (d) 03/01/08
  (10.000% 03/01/03)                                           735,000             690,900
Sinclair Broadcast Group, Inc.,
  9.000% 07/15/07                                              200,000             201,000
Sinclair Capital
  11.625% 03/15/09                                               2,000             207,750
TV Azteca SA de CV,
  10.500% 02/15/07                                             250,000             240,000
                                                                         -----------------
                                                                                 2,570,290
                                                                         -----------------
CABLE--2.0%
Cable Satisfaction International, Inc.,
  12.750% 03/01/10                                             465,000             279,000
Charter Communications Holding LLC.,
  (d) 04/01/11
  (11.125% 01/15/11)                                           960,000             460,800
  (10.000% 04/01/09)                                           415,000             280,125
  (10.750%10/01/09)                                            100,000              69,000
  (11.125% 01/15/11)                                            25,000              17,500
Comcast UK Cable Partners Ltd.,
  11.200% 11/15/07                                             450,000             405,000
Insight Communications,
  (d) 02/15/11 (a)
  (12.250% 02/15/11)                                           460,000             202,400
Northland Cable Television, Inc.,
  10.250% 11/15/07                                             500,000             390,000
Ono Finance PLC:
  13.000% 05/01/09                                             590,000             212,400
  14.000% 02/15/10                                             685,000             246,600
Telewest Communication PLC:,
  11.000% 10/01/07                                             530,000             206,700
                                                                         -----------------
                                                                                 2,769,525
                                                                         -----------------
CABLE & OTHER SERVICES--0.5%
EchoStar DBS Corp.,
  9.250% 02/01/06                                              575,000             531,875
  9.375% 02/01/09                                              200,000             186,000
                                                                         -----------------
                                                                                   717,875
                                                                         -----------------
COMMUNICATIONS--0.2%
XM Satellite Radio Holdings, Inc.,
  14.000% 03/15/10                                             500,000             285,000
                                                                         -----------------
COMMUNICATION SERVICES--0.3%
Crown Castle International Corp.,
  (d) 05/15/11
  (10.375% 05/15/04)                                           490,000             220,500
SBA Communication Corp.,
  10.250% 02/01/09                                             385,000             219,450
                                                                         -----------------
                                                                                   439,950
                                                                         -----------------
ELECTRIC, GAS & SANITARY SERVICES--1.1%
Allied Waste North America, Inc.,
  8.500% 12/01/08 (a)                                $         285,000   $         280,013
  10.000% 08/01/09                                           1,090,000           1,076,375
HydroChem Industrial Services, Inc.,
  10.375% 08/01/07                                             350,000             273,000
                                                                         -----------------
                                                                                 1,629,388
                                                                         -----------------
ELECTRIC SERVICES--1.1%
AES Corp.,
  9.500% 06/01/09                                              450,000             297,000
Beaver Valley Funding Corp.,
  9.000% 06/01/17                                              455,000             504,431
Calpine Corp.,
  8.500% 02/15/11                                              665,000             438,900
PSE&G Energy Holdings,
  8.625% 02/15/08 (a)                                          215,000             217,492
Westar Energy Inc.,
  7.875% 05/15/07                                              150,000             151,688
                                                                         -----------------
                                                                                 1,609,511
                                                                         -----------------
MARINE SERVICES--0.1%
Trico Marine Services
  8.875% 05/15/12                                              170,000             168,741
                                                                         -----------------
RADIO & TELEPHONE COMMUNICATIONS--0.9%
AirGate PCS, Inc.,
  13.500% 10/01/09                                             230,000              46,000
Horizon PCS, Inc.,
  13.750% 06/15/11 (a)                                         285,000              94,050
Nextel Communications, Inc.,
  (d) 10/31/07                                                 685,000             335,650
  (9.750% 10/31/02)
  9.375% 11/15/09                                              355,000             180,163
Nextel International, Inc.,
  (d) 04/15/08                                                 250,000               2,500
  (13.000% 04/15/07)                                           250,000               2,500
Nextel Partners, Inc.,
  11.000% 03/15/10                                             225,000              90,000
Rogers Cantel, Inc.,
  9.750% 06/01/16                                              275,000             206,250
Tritel PCS Holdings, Inc.,
  10.375% 01/15/11                                             224,000             203,840
U.S. Unwired, Inc.,
  (d) 11/01/09
  (13.375% 11/01/04)                                           500,000             115,000
                                                                         -----------------
                                                                                 1,275,953
                                                                         -----------------
RAIL ROAD--0.3%
Kansas City Southern Railway
  7.500% 06/15/09                                              225,000             225,000
TFM SA de CV, Quality Distribution Inc., LLC,
  12.500% 06/15/12                                             230,000             216,200
                                                                         -----------------
                                                                                   441,200
                                                                         -----------------
TELECOMMUNICATIONS--0.3%
Carrier1 International SA,
  13.250% 02/15/09                                             500,000              25,000

                       See Notes to Investment Portfolio.

                                       72

                                                            PAR                VALUE
                                                     -----------------   -----------------
RCN Corp.,
  (d) 10/15/07
  (11.125% 10/15/02)                                 $         500,000   $         100,000
Time Warner Telecom, Inc.,
  9.750% 07/15/08                                              200,000              94,000
  10.125% 02/01/11                                             295,000             138,650
                                                                         -----------------
                                                                                   357,650
                                                                         -----------------

WHOLESALE TRADE--0.2%
DURABLE GOODS--0.2%
Playtex Products, Inc.,
  9.375% 06/01/11                                              300,000             319,500
                                                                         -----------------
TOTAL CORPORATE FIXED INCOME BONDS &
  NOTES
  (cost of $64,461,590)                                                         52,755,405
                                                                         -----------------

FOREIGN GOVERNMENT & AGENCY
  OBLIGATIONS--30.0%
Government of Australia:
  6.500% 05/15/13                                    AUD     1,435,000             836,022
Bundesrepublic Deuchland
  6.000% 06/20/16                                              930,000             998,010
Government of Canada,
  6.000% 06/01/11                                    CAD       480,000             329,418
  10.000% 06/01/08                                           2,656,000           2,193,154
Government of Italy,
  5.50% 11/01/10                                     EUR     2,540,000           2,597,871
  9.500% 02/01/06                                              860,000             994,969
Government of New Zealand:
  6.000% 11/15/11                                    NZD     6,410,000           2,979,192
  8.000% 11/15/06                                            1,755,000             904,553
Government of Sweden:
  6.000% 02/09/05                                    SEK     3,295,000             368,202
  10.250% 05/05/03                                           9,200,000           1,049,362
  8.000% 08/15/07                                           16,565,000           2,032,883
Hellenic Republic:
  8.600% 03/26/08                                    EUR       871,431           1,022,364
  8.800% 06/19/07                                              425,532             495,902
  8.900% 03/21/04                                              865,393             926,383
Kingdom of Norway:
  6.750% 01/15/07                                    NOK     1,530,000             203,835
  6.750% 01/15/07                                            5,255,000             700,788
  6.000% 05/16/11                                            9,870,000           2,101,686
  9.500% 10/31/02                                           16,420,000           1,976,830
Poland Government Bonds:
  8.500% 10/12/04                                    PLN     5,767,000           1,430,744
  8.500% 05/12/06                                            7,870,000           1,973,798
Republic of Brazil:
  14.500% 10/15/09                                   BR        725,000             540,125
  11.000% 08/17/40                                             590,000             336,300
  12.000% 11/17/06                                             370,000             247,640
  12.750% 01/15/20                                             905,000             556,575
Republic of Bulgaria, Floating Rate,
  7.500% 01/15/13                                            1,508,000           1,422,364
Republic of Colombia,
  9.750% 04/09/11                                              702,913             720,486
Republic of Ecuador,
  12.000% 11/15/12                                             350,000             246,750
Republic of Panama,
  10.750% 05/15/20                                   $       1,325,000   $       1,311,750
Republic of South Africa:
  9.125% 05/19/09                                    SAR       340,000             380,800
  7.375% 04/25/12                                              320,000             316,989
  12.000% 02/28/05                                           4,345,000             424,871
  13.000% 08/31/10                                           5,625,000             575,265
Republic of Venezuela,
  9.250% 09/15/27                                              578,000             371,365
Russian Federation:
  5.000% 03/31/30                                    RU      1,540,000           1,069,068
  9.000% 03/25/04                                            1,370,000             709,136
  11.000% 07/24/18                                             445,000             479,488
  12.750% 06/24/28                                           1,005,000           1,202,985
United Kingdom Treasury:
  9.500% 04/18/05                                    GBP     1,093,000           1,870,189
  7.625% 12/07/07                                              550,000             929,293
United Mexican States:
  8.125% 12/30/19                                    EUR       460,000             448,500
  11.000% 05/08/17                                             610,000             362,292
  11.375% 09/15/16                                             892,000           1,106,080
                                                                         -----------------
TOTAL FOREIGN GOVERNMENT & AGENCY
  OBLIGATIONS
  (cost of $33,895,684)                                                         41,744,277
                                                                         -----------------

U.S. GOVERNMENT & AGENCIES
  OBLIGATIONS--28.8%
Federal Home Loan Mortgage Corp.,
  8.000% 10/01/26                                              471,981             501,627
                                                                         -----------------
Federal National Mortgage Association:
  6.500% 05/01/50                                            2,795,000           2,849,167
  7.000% 07/15/05                                            2,040,000           2,230,924
  7.125% 02/15/05                                              151,000             164,602
  7.125% 03/15/07                                            2,170,000           2,381,445
                                                                         -----------------
                                                                                 7,626,138
                                                                         -----------------
Government National Mortgage Association,
  8.000% 04/15/17                                              435,709             470,836
                                                                         -----------------
U.S. Treasury Bonds:
  8.750% 05/15/17                                            4,411,000           5,885,421
  11.625% 11/15/04                                           3,500,000           4,174,695
  12.000% 08/15/13                                           6,828,000           9,546,636
                                                                         -----------------
                                                                                19,606,752
                                                                         -----------------
U.S. Treasury Notes:
  6.500% 10/15/06                                            1,730,000           1,904,488
  10.375% 11/15/12                                           3,800,000           4,884,026
  11.875% 11/15/03                                           3,194,000           3,601,874
Western Australia Treasury Corp
  7.500% 10/15/09                                            2,710,000           1,640,904
                                                                         -----------------
                                                                                12,031,292
                                                                         -----------------
TOTAL U.S. GOVERNMENT AGENCIES &
  OBLIGATIONS
  (cost of $41,698,920)                                                         40,236,645
                                                                         -----------------
TOTAL BONDS & NOTES
  (cost of $140,056,194)                                                       134,736,327
                                                                         -----------------

                       See Notes to Investment Portfolio.

                                       73

                                                         SHARES          VALUE
                                                     -------------   -------------
PREFERRED STOCKS--0.5%
TRANSPORTATION, COMMUNICATIONS,
  ELECTRIC, CABLE--0.5%
CSC Holdings Ltd., PIK:
  11.13%                                                     6,632   $     411,184
  11.75%                                                     3,021         193,344
                                                                     -------------
                                                                           604,528
                                                                     -------------
Envirosource, Inc.                                             500          23,145
                                                                     -------------
COMMUNICATIONS--0.0%
Dobson Communication Corp.,
  12.25% PIK,                                                   75          35,248
                                                                     -------------
TOTAL PREFERRED STOCKS
  (cost of $1,371,868)                                                     662,921
                                                                     -------------

COMMON STOCKS--0.0%
MANUFACTURING--0.0%
POLLUTION CONTROL--0.0%
Envirosource, Inc.                                           2,000             360
                                                                     -------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES--0.0%
TELCOMMUNICATIONS--0.0%
Price Communications Corp.                                       1              16
                                                                     -------------
TOTAL COMMON STOCKS
  (cost of $64)                                                                376
                                                                     -------------

                                                        UNITS
                                                     -------------
WARRANTS--0.0% (E)
CABLE--0.00%
Ono Finance PLC,
  expires 3/16/11                                              150              19
  expires 5/31/09                                              500               1
                                                                     -------------
                                                                                20
                                                                     -------------
RETAIL TRADE--0.0%
FOOD STORES--0.0%
Pathmark Stores, Inc.
  expires 2/1/12                                             2,938          14,837
                                                                     -------------
TRANSPORTATION, COMMUNICATIONS,
  ELECTRIC, GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction International, Inc.,
  expires 3/1/05                                               515           2,060
                                                                     -------------
COMMUNICATIONS--0.0% UbiquiTel Operating Co.,
  expires 4/15/10 (a)                                          225           1,125
                                                                     -------------
TELCOMMUNICATIONS--0.0%
Carrier 1 International SA,
  expires 2/19/09 (a)                                          235               2
XM Satellite Radio Holdings, Inc.,
  expires 3/15/10 (a)                                          150           1,163
                                                                     -------------
                                                                             1,165
                                                                     -------------
RADIO & TELEVISION
Horizon PCS, Inc.,
  expires 10/1/10(a)                                           315   $         394
                                                                     -------------
TOTAL WARRANTS
  (cost of $467,083)                                                        19,601
                                                                     -------------

                                                         PAR
                                                     -------------
SHORT-TERM OBLIGATION--4.5%
Repurchase agreement with
   SBC Warburg Ltd., dated
   6/28/02, due 7/01/2002 at
   1.90% collateralized by
   U.S. Treasury Notes
   with various maturities to
   2027, market value
   $6,449,899 (Repurchase
   proceeds $6,302,998)
   (cost of $6,302,000)                              $   6,302,000   $   6,302,000
                                                                     -------------
TOTAL INVESTMENTS--101.6%
   (cost of $148,197,209) (f)                                          141,721,225
                                                                     -------------
OTHER ASSETS & LIABILITIES, NET--(1.6%)                                 (2,180,557)
                                                                     -------------
NET ASSETS--100.0%                                                   $ 139,540,668
                                                                     =============

NOTES TO INVESTMENT PORTFOLIO:

(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $5,013,223 or 3.6% of net assets.
(b)  Zero coupon bond.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) Stepped coupon bond currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(e)  Non-income producing.
(f) Cost for generally accepted accounting principles is $148,197,209, cost for federal income tax purposes is $148,688,184. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.

As of June 30, 2002, the Fund had entered into the following forward currency contracts:

                        IN                              NET UNREALIZED
   CONTRACTS          EXCHANGE          SETTLEMENT       APPRECIATION/
  TO DELIVER            FOR                DATE          DEPRECIATION
---------------   ----------------    ---------------   ---------------
CAD     746,000   US$      487,422        09/06/02      $        (3,910)
EUR     897,000   US$      814,476        08/15/02              (73,006)
EUR   1,325,000   US$    1,205,750        08/20/02             (104,885)
GBP     837,500   US$    1,216,832        08/15/02              (61,732)
NOK  16,876,000   US$    2,012,918        08/15/02             (221,662)
SEK  11,210,000   US$    1,086,240        08/15/02             (133,627)
                                                        ---------------
                                                        $      (598,822)
                                                        ===============

                        IN
  CONTRACTS          EXCHANGE            SETTLEMENT     NET UNREALIZED
 TO RECEIVE            FOR                  DATE         APPRECIATION
---------------   ----------------    ---------------   ---------------
NOK   8,438,000   US$      212,950        8/15/2002     $        84,429

                       See Notes to Financial Statements.

           ACRONYM           NAME
           -------     -------------------
             AUD       Australian Dollars
             BR        Brazilian Real
             CAD       Canadian Dollars
             EUR       Euro
             GBP       British Pounds
             NOK       Norwegian Krona
             NZD       New Zealand Dollars
             PIK       Payment-In-Kind
             PLN       Polish Zloty
             RU        Russian Rouble
             SAR       South African Rand
             SEK       Swedish Krona

                        See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Strategic Income Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                                      $    148,197,209
                                                                          ----------------
Investments, at value                                                     $    141,721,225
Cash                                                                                 1,636
Foreign currency (cost of $690,875)                                                691,695
Net unrealized appreciation on forward currency contracts                           84,429
Receivable for:
  Investments sold                                                                 296,831
  Fund shares sold                                                                   5,026
  Interest                                                                       3,007,259
  Dividends                                                                         27,319
Deferred Trustees' compensation plan                                                 4,192
Other assets                                                                        31,377
                                                                          ----------------
    TOTAL ASSETS                                                               145,870,989
                                                                          ----------------

LIABILITIES:
Net unrealized depreciation on forward currency contracts                          598,822
Payable for:
  Investments purchased                                                          4,541,436
  Expense reimbursement due to Distributor                                           2,705
  Fund shares repurchased                                                        1,013,850
  Management fee                                                                    73,057
  Transfer agent fee                                                                   631
  Pricing and bookkeeping fees                                                       5,189
  Trustees fee                                                                         410
Deferred Trustees' fee                                                               4,192
Other liabilities                                                                   90,029
                                                                          ----------------
    TOTAL LIABILITIES                                                            6,330,321
                                                                          ----------------
NET ASSETS                                                                $    139,540,668
                                                                          ================

COMPOSITION OF NET ASSETS:
Paid-in capital                                                           $    167,833,813
Undistributed net investment income                                              3,755,227
Accumulated net realized loss                                                  (25,091,270)
Net unrealized appreciation (depreciation) on:
  Investments                                                                   (6,475,984)
  Foreign currency translations                                                   (481,118)
                                                                          ----------------
NET ASSETS                                                                $    139,540,668
                                                                          ================

CLASS A:
Net assets                                                                $    113,308,539
Shares outstanding                                                              12,458,333
                                                                          ================
Net asset value per share                                                 $           9.10
                                                                          ================

CLASS B:
Net assets                                                                $     26,232,129
Shares outstanding                                                               2,893,161
                                                                          ================
Net asset value per share                                                 $           9.07
                                                                          ================

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

Colonial Strategic Income Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                       $     103,657
Interest                                                                            5,669,640
                                                                                -------------
  Total Investment Income                                                           5,773,297
EXPENSES:
Management fee                                                                        458,608
Distribution fee:Class B                                                               28,585
Pricing and bookkeeping fees                                                           33,396
Transfer agent fee                                                                      3,756
Trustees' fee                                                                           5,234
Other expenses                                                                         51,122
                                                                                -------------
  Total Expenses                                                                      580,701
Fees reimbursed by Distributor-Class B                                                 (3,596)
Custody earnings credit                                                                  (560)
                                                                                -------------
  Net Expenses                                                                        576,545
                                                                                -------------
Net Investment Income                                                               5,196,752
                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
  Investments                                                                      (4,924,897)
  Foreign currency transactions                                                      (301,923)
                                                                                -------------
    Net realized loss                                                              (5,226,820)
                                                                                -------------
Net change in unrealized appreciation/depreciation on:
  Investments                                                                       3,221,927
  Foreign currency translations                                                      (452,544)
                                                                                -------------
    Net change in unrealized appreciation/depreciation                              2,769,383
                                                                                -------------
Net Loss                                                                           (2,457,437)
                                                                                -------------
Net Increase in Net Assets from Operations                                      $   2,739,315
                                                                                =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Colonial Strategic Income Fund, Variable Series

                                                                                 (UNAUDITED)
                                                                                  SIX MONTHS        YEAR
                                                                                    ENDED           ENDED
                                                                                   JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                   2002            2001
----------------------------------                                              -------------   --------------
OPERATIONS:
Net investment income                                                           $   5,196,752   $   12,286,462
Net realized loss on investments and foreign currency transactions                 (5,226,820)     (11,584,971)
Net change in unrealized appreciation/depreciation on investments and foreign
  currency translations                                                             2,769,383        4,582,688
                                                                                -------------   --------------
       Net Increase from Operations                                                 2,739,315        5,284,179
                                                                                -------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                --      (10,506,698)
    Class B                                                                                --       (1,614,888)
Return of capital:
    Class A                                                                                --         (248,628)
    Class B                                                                                --          (38,214)
                                                                                -------------   --------------
Total Distributions Declared to Shareholders                                               --      (12,408,428)
                                                                                -------------   --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                    1,937,615        4,421,529
   Distributions reinvested                                                                --       10,755,326
   Redemptions                                                                    (14,050,783)     (29,988,980)
                                                                                -------------   --------------
       Net Decrease                                                               (12,113,168)     (14,812,125)
                                                                                -------------   --------------
CLASS B:
   Subscriptions                                                                    7,846,931       18,160,945
   Proceeds received in connection with merger                                             --               --
   Distributions reinvested                                                                --        1,653,102
   Redemptions                                                                     (1,454,837)      (2,562,947)
                                                                                -------------   --------------
       Net Increase                                                                 6,392,094       17,251,100
                                                                                -------------   --------------
Net Increase (Decrease) from Share Transactions                                    (5,721,074)       2,438,975
                                                                                -------------   --------------
Total Decrease in Net Assets                                                       (2,981,759)      (4,685,274)
NET ASSETS:
Beginning of period                                                               142,522,427      147,207,701
                                                                                -------------   --------------
End of period (including undistributed net investment income and accumulated
   net investment loss of $3,755,227 and $(1,441,525), respectively)            $ 139,540,668   $  142,522,427
                                                                                =============   ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                      212,891          461,767
   Issued in connection with merger                                                        --        1,208,398
   Redemptions                                                                     (1,549,062)      (3,114,264)
                                                                                -------------   --------------
        Net Decrease                                                               (1,336,171)      (1,444,099)
                                                                                -------------   --------------
Class B:
   Subscriptions                                                                      866,219        1,889,796
   Issued for distributions reinvested                                                     --          186,160
   Redemptions                                                                       (160,134)        (269,371)
                                                                                -------------   --------------
        Net Increase                                                                  706,085        1,806,585
                                                                                -------------   --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Colonial Strategic Income Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial Strategic Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek current income, consistent with prudent risk and maximum total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2006                              $    101,588
       2007                                   844,603
       2008                                 5,837,414
       2009                                11,079,118
                                         ------------
                                         $ 17,862,723
                                         ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $1,994,858 and $196,526 of net capital losses attributable to security transactions and foreign currency losses, respectively, occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities. Premium and discount are being amortized for all debt securities.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $560 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $53,515,822 and $54,400,383, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation       $    5,516,957
     Gross unrealized depreciation          (12,483,916)
                                         --------------
       Net unrealized depreciation       $   (6,966,959)
                                         ==============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Colonial Strategic Income Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                            (UNAUDITED)
                                             SIX MONTHS
                                               ENDED                              YEAR ENDED DECEMBER 31,
                                              JUNE 30,      ----------------------------------------------------------------
                                               2002            2001           2000          1999         1998         1997
                                            -----------     ----------     ----------    ----------   ----------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD        $      8.92     $     9.43     $    10.44    $    11.08   $    11.15   $   11.04
                                            -----------     ----------     ----------    ----------   ----------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                          0.33           0.81(b)        0.97          0.95         0.91        0.90
Net realized and unrealized gain (loss)
 on investments                                   (0.15)         (0.46)(b)      (0.96)        (0.75)       (0.24)       0.11
                                            -----------     ----------     ----------    ----------   ----------   ---------
   Total from Investment Operations                0.18           0.35           0.01          0.20         0.67        1.01
                                            -----------     ----------     ----------    ----------   ----------   ---------

LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                           --          (0.84)         (0.99)        (0.84)       (0.72)      (0.79)
In excess of net investment income                   --             --             --            --        (0.02)      (0.05)
From net realized capital gains                      --             --             --            --           --       (0.05)
In excess of net realized capital gains              --             --             --            --           --       (0.01)
Return of capital                                    --          (0.02)         (0.03)           --           --          --
                                            -----------     ----------     ----------    ----------   ----------   ---------
   Total Distributions Declared to
     Shareholders                                    --          (0.86)         (1.02)        (0.84)       (0.74)      (0.90)
                                            -----------     ----------     ----------    ----------   ----------   ---------
NET ASSET VALUE, END OF PERIOD              $      9.10     $     8.92     $     9.43    $   10.44    $    11.08   $   11.15
                                            ===========     ==========     ==========    ==========   ==========   =========

Total return (c)(d)                                2.02%(f)       3.68%          0.16%         1.78%        6.03%       9.11%(e)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                       0.78%(h)       0.85%          0.76%         0.75%        0.78%       0.80%
Net investment income (g)                          7.40%(h)       8.42%(b)       9.36%         8.57%        7.92%       7.86%
Waiver/reimbursement                                 --             --             --            --           --        0.02%
Portfolio turnover rate                              40%(f)         62%            31%           35%          50%         94%
Net assets, at end of period (000's)        $   113,309     $  123,041     $  143,629    $  170,702   $  118,985   $  73,175

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on debt all securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, decrease net realized and unrealized loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Colonial U.S. Growth & Income Fund, Variable Series / June 30, 2002

   Colonial U.S. Growth & Income Fund, Variable Series seeks long-term growth and income.

   Scott Schermerhorn and Harvey B. Hirschhorn are co-managers of the fund. Mr. Schermerhorn and Mr. Hirschhorn are senior vice presidents of Colonial Management Associates, Inc.

VALUE STOCKS OUTPERFORMED GROWTH BUT DECLINED WITH THE MARKET
Value investing fared better than most other investment styles during the first half of the year but was not immune to the overall downward slide of the stock market. After posting modest gains during the last six months of 2001, value stocks, in which the fund was heavily invested, declined in 2002 as financial and accounting scandals in some of America's most well-established companies shook investor confidence.

THREE STOCKS HURT FUND PERFORMANCE
The fund's negative performance was largely due to three stocks: WorldCom, Williams Companies and El Paso Corporation. We bought WorldCom (0.1% of net assets) when it represented a good value.(1) And in light of recent events, we held on to it longer than we should have. Williams (0.8% of net assets) and El Paso (2.0% of net assets) were part of our strategy to emphasize utility companies, which we believed would prosper when the global economy emerged from recession. We bought both at good valuations but have seen their prices tumble in response to increased regulatory activity resulting from the Enron situation. Unlike Enron, however, both companies own hard assets, such as pipelines and refineries, which could help them generate profits when energy demands increase.

TURNAROUND STORY FOR AETNA
On the positive side, we had a strong return from our largest holding, Aetna (5.9% of net assets). One of the nation's leading providers of health care and related group benefits, Aetna had plenty of potential but was trading at a 70% discount to its peers when we bought it. Our research indicated that the company had been poorly managed for a long time, but a new management team was taking over. We interviewed the new managers and were convinced they were making progress in turning the company around, and the stock rose during the period.

OPPORTUNITY TO UPGRADE PORTFOLIO
As the calendar year began, many investors were confident that 2002 would be different. However, the broader markets continued to take a beating although consensus seemed to be that the bear market wouldn't continue for a third year. The largest American companies--the stocks that usually power a rebound--have had attractive valuations, but can't seem to instill confidence in investors. We have used this situation as an opportunity to upgrade the fund's holdings with high quality companies we believe are undervalued. Over the past six months we have added to holdings in the beaten down telecommunications sector, which we see as a cyclical industry. When economic conditions improve and corporations start beefing up their workforces, we believe telecommunications companies should be among the first to rebound.

SIGNS OF ECONOMIC IMPROVEMENT
Despite the gloom on Wall Street, we feel there is evidence that the economy has been improving. Gross domestic product (GDP) has been relatively strong, inflation and interest rates have been low and real estate values have held their ground. One factor that many people haven't considered is that in the technology boom of the 1990s, many companies exchanged labor for capital. They laid people off, replaced them with technology and increased productivity. In today's economy, most companies are running fairly lean; which means that when a turnaround comes, the levels of profitability might surprise on the upside. We continue to see this as a good time to invest in value stocks and believe the fund will be in a good position to benefit when the economy recovers.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Colonial U.S. Growth & Income Fund, Variable Series offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments, changes in interest rates and in the financial strength of issuers of lower-rated bonds. Foreign political and economic developments also may affect fund performance.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial U.S. Growth & Income Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                                   6-MONTH
                                 (CUMULATIVE)     1-YEAR       5-YEAR      LIFE
--------------------------------------------------------------------------------
Class A (7/5/94)                    -12.41         -9.37        6.17       12.97
S&P 500 Index(1)                    -13.15        -17.98        3.67       12.47

Inception date of share class is in parentheses.

NET ASSET VALUE ($)          12/31/01       6/30/02
---------------------------------------------------
Class A                       15.55          13.62

{CHART]

VALUE OF A $10,000 INVESTMENT, 7/5/94 - 6/30/02

CLASS A: $24,872

                CLASS A SHARES    S&P 500 INDEX
    7/1993            $ 10,000         $ 10,000
    7/1993            $ 10,070         $  9,960
    8/1993            $ 10,530         $ 10,337
    9/1993            $ 10,560         $ 10,258
   10/1993            $ 10,680         $ 10,470
   11/1993            $ 10,410         $ 10,371
   12/1993            $ 10,501         $ 10,496
    1/1994            $ 10,856         $ 10,853
    2/1994            $ 10,704         $ 10,559
    3/1994            $ 10,339         $ 10,100
    4/1994            $ 10,420         $ 10,229
    5/1994            $ 10,339         $ 10,396
    6/1994            $ 10,115         $ 10,141
    7/1994            $ 10,400         $ 10,474
    8/1994            $ 10,784         $ 10,902
    9/1994            $ 10,582         $ 10,636
   10/1994            $ 10,571         $ 10,874
   11/1994            $ 10,216         $ 10,478
   12/1994            $ 10,420         $ 10,633
    1/1995            $ 10,535         $ 10,909
    2/1995            $ 10,941         $ 11,333
    3/1995            $ 11,179         $ 11,668
    4/1995            $ 11,460         $ 12,011
    5/1995            $ 11,792         $ 12,490
    6/1995            $ 12,114         $ 12,780
    7/1995            $ 12,457         $ 13,203
    8/1995            $ 12,644         $ 13,236
    9/1995            $ 12,872         $ 13,794
   10/1995            $ 12,883         $ 13,744
   11/1995            $ 13,475         $ 14,347
   12/1995            $ 13,548         $ 14,623
    1/1996            $ 14,075         $ 15,121
    2/1996            $ 14,237         $ 15,261
    3/1996            $ 14,226         $ 15,408
    4/1996            $ 14,473         $ 15,634
    5/1996            $ 14,745         $ 16,036
    6/1996            $ 14,713         $ 16,097
    7/1996            $ 14,024         $ 15,385
    8/1996            $ 14,466         $ 15,710
    9/1996            $ 14,951         $ 16,593
   10/1996            $ 15,273         $ 17,051
   11/1996            $ 15,973         $ 18,338
   12/1996            $ 15,975         $ 17,975
    1/1997            $ 16,502         $ 19,097
    2/1997            $ 16,685         $ 19,248
    3/1997            $ 15,907         $ 18,459
    4/1997            $ 16,617         $ 19,559
    5/1997            $ 17,680         $ 20,754
    6/1997            $ 18,538         $ 21,677
    7/1997            $ 19,556         $ 23,401
    8/1997            $ 19,131         $ 22,090
    9/1997            $ 20,025         $ 23,299
   10/1997            $ 19,430         $ 22,520
   11/1997            $ 19,945         $ 23,563
   12/1997            $ 20,601         $ 23,968
    1/1998            $ 20,655         $ 24,232
    2/1998            $ 22,038         $ 25,979
    3/1998            $ 22,589         $ 27,309
    4/1998            $ 22,777         $ 27,588
    5/1998            $ 22,321         $ 27,113
    6/1998            $ 22,656         $ 28,214
    7/1998            $ 22,078         $ 27,915
    8/1998            $ 18,844         $ 23,881
    9/1998            $ 19,583         $ 25,412
   10/1998            $ 20,805         $ 27,476
   11/1998            $ 21,839         $ 29,141
   12/1998            $ 22,896         $ 30,819
    1/1999            $ 23,328         $ 32,107
    2/1999            $ 22,295         $ 31,109
    3/1999            $ 22,839         $ 32,353
    4/1999            $ 23,592         $ 33,605
    5/1999            $ 23,508         $ 32,812
    6/1999            $ 24,737         $ 34,627
    7/1999            $ 24,151         $ 33,550
    8/1999            $ 23,759         $ 33,382
    9/1999            $ 23,341         $ 32,467
   10/1999            $ 24,529         $ 34,522
   11/1999            $ 24,181         $ 35,223
   12/1999            $ 24,167         $ 37,294
    1/2000            $ 22,864         $ 35,422
    2/2000            $ 21,195         $ 34,753
    3/2000            $ 23,781         $ 38,152
    4/2000            $ 24,240         $ 37,003
    5/2000            $ 25,561         $ 36,245
    6/2000            $ 24,186         $ 37,136
    7/2000            $ 23,745         $ 36,557
    8/2000            $ 25,229         $ 38,827
    9/2000            $ 25,598         $ 36,777
   10/2000            $ 26,701         $ 36,623
   11/2000            $ 26,498         $ 33,737
   12/2000            $ 28,136         $ 33,902
    1/2001            $ 27,967         $ 35,106
    2/2001            $ 27,799         $ 31,907
    3/2001            $ 26,979         $ 29,888
    4/2001            $ 27,276         $ 32,207
    5/2001            $ 27,854         $ 32,423
    6/2001            $ 26,885         $ 31,635
    7/2001            $ 27,742         $ 31,325
    8/2001            $ 27,648         $ 29,367
    9/2001            $ 26,586         $ 26,997
   10/2001            $ 26,810         $ 27,513
   11/2001            $ 27,871         $ 29,623
   12/2001            $ 28,080         $ 29,884
    1/2002            $ 27,614         $ 29,447
    2/2002            $ 27,349         $ 28,879
    3/2002            $ 28,648         $ 29,965
    4/2002            $ 27,694         $ 28,149
    5/2002            $ 27,653         $ 27,944
    6/2002            $ 24,872         $ 25,954

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from June 30, 1994.

INVESTMENT PORTFOLIO
Colonial U.S. Growth & Income Fund, Variable Series / June 30, 2002 (Unaudited)

                                                        SHARES          VALUE
                                                     ------------   ------------
COMMON STOCKS--99.5%
CONSUMER DISCRETIONARY--13.2%
AUTOMOBILES & COMPONENTS--1.8%
AUTO PARTS & EQUIPMENT--1.8%
Delphi Automotive Systems Corp.                           236,100   $  3,116,520
                                                                    ------------
AUTOMOBILE MANUFACTURERS--0.0%
Ford Motor Co.                                                 16            256
                                                                    ------------
CONSUMER DURABLES & APPAREL--4.2%
CONSUMER ELECTRONICS--1.2%
Matsushita Electric Industrial Co., Ltd.                  161,900      2,239,077
                                                                    ------------
PHOTOGRAPHIC EQUIPMENT--3.0%
Eastman Kodak Co.                                         183,200      5,343,944
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--3.4%
RESTAURANTS--3.4%
McDonald's Corp.                                          210,300      5,983,035
                                                                    ------------
MEDIA--1.9%
ADVERTISING--1.0%
Interpublic Group of Companies, Inc.                       73,800      1,827,288
                                                                    ------------
MOVIES & ENTERTAINMENT--0.9%
News Corp., Ltd.                                           70,900      1,625,737
                                                                    ------------
RETAILING--1.9%
APPAREL RETAIL--1.3%
The Gap, Inc.                                             166,700      2,367,140
                                                                    ------------
HOME IMPROVEMENT RETAIL--0.6%
Sherwin-Williams Co.                                       35,700      1,068,501
                                                                    ------------

CONSUMER STAPLES--11.9%
FOOD, BEVERAGES & TOBACCO--11.9%
PACKAGED FOODS--9.7%
ConAgra Foods, Inc.                                       351,600      9,721,740
General Mills, Inc.                                        42,500      1,873,400
Sara Lee Corp.                                            280,300      5,785,392
                                                                    ------------
                                                                      17,380,532
                                                                    ------------
TOBACCO--2.2%
Philip Morris Companies, Inc.                              87,700      3,830,736
                                                                    ------------

ENERGY--14.2%
INTEGRATED OIL & GAS--10.9%
BP PLC, ADR                                                25,700      1,297,593
ChevronTexaco Corp.                                        54,400      4,814,400
Exxon Mobil Corp.                                          80,270      3,284,649
Marathon Oil Corp.                                        137,400      3,726,288
Phillips Petroleum Co.                                     32,500      1,913,600
Royal Dutch Petroleum Co., - NY Shares                     79,900      4,416,073
                                                                    ------------
                                                                      19,452,603
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--1.1%
Halliburton Co.                                           131,400      2,094,516
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTS--1.1%
Anadarko Petroleum Corp.                                   39,000      1,922,700
                                                                    ------------
OIL & GAS REFINING & MARKETING--1.1%
Sunoco, Inc.                                               54,900      1,956,087
                                                                    ------------
FINANCIALS--19.3%
BANKS--1.3%
Wells Fargo & Co.                                          45,200   $  2,262,712
                                                                    ------------
DIVERSIFIED FINANCIALS--6.2%
DIVERSIFIED FINANCIAL SERVICES--6.2%
Citigroup, Inc.                                           154,800      5,998,500
Fannie Mae                                                 24,500      1,806,875
Freddie Mac                                                55,300      3,384,360
                                                                    ------------
                                                                      11,189,735
                                                                    ------------
INSURANCE--11.8%
INSURANCE BROKERS--2.9%
AFLAC, Inc.                                               160,500      5,136,000
                                                                    ------------
MULTI-LINE INSURANCE--1.6%
American International Group                               42,700      2,913,421
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--7.3%
Berkshire Hathaway, Inc., Class A (a)                         110      7,348,000
Chubb Corp.                                                50,400      3,568,320
Travelers Property Casualty Corp. (a)                      15,400        272,580
XL Capital Ltd., Class A                                   21,700      1,837,990
                                                                    ------------
                                                                      13,026,890
                                                                    ------------

HEALTH CARE--12.5%
HEALTH CARE EQUIPMENT & SERVICES--5.9%
MANAGED HEALTH CARE--5.9%
Aetna, Inc.                                               220,000     10,553,400
                                                                    ------------
PHARMACEUTICALS & BIOTECHNOLOGY--6.6%
PHARMACEUTICALS--6.6%
Bristol-Myers Squibb Co.                                   57,100      1,467,470
Merck & Co., Inc.                                          96,600      4,891,824
Pharmacia Corp.                                           147,300      5,516,385
                                                                    ------------
                                                                      11,875,679
                                                                    ------------

INDUSTRIALS--7.9%
CAPITAL GOODS--3.9%
AEROSPACE & DEFENSE--1.3%
Raytheon Co.                                               57,300      2,334,975
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.5%
Emerson Electric Co.                                       51,300      2,745,063
                                                                    ------------
INDUSTRIAL MACHINERY--1.1%
Dover Corp.                                                54,700      1,914,500
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--2.6%
ENVIRONMENTAL SERVICES--2.6%
Waste Management, Inc.                                    177,300      4,618,665
                                                                    ------------
TRANSPORTATION--1.4%
AIRLINES--1.4%
AMR Corp. (a)                                             145,600      2,454,816
                                                                    ------------

INFORMATION TECHNOLOGY--5.5%
SOFTWARE & SERVICES--1.7%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.7%
Electronic Data Systems Corp.                              80,300      2,983,145
                                                                    ------------

                       See Notes to Investment Portfolio.

                                       85

                                                        SHARES          VALUE
                                                     ------------   ------------
TECHNOLOGY HARDWARE & EQUIPMENT--3.8%
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
Celestica, Inc. (a)                                        72,800   $  1,653,288
                                                                    ------------
OFFICE ELECTRONICS--0.9%
Xerox Corp. (a)                                           241,000      1,679,770
                                                                    ------------
TELECOMMUNICATION EQUIPMENT--2.0%
Lucent Technologies, Inc. (a)                           1,073,900      1,782,674
Motorola, Inc.                                            122,000      1,759,240
                                                                    ------------
                                                                       3,541,914
                                                                    ------------

MATERIALS--2.1%
PAPER & FOREST PRODUCTS--2.1%
PAPER PRODUCTS--2.1%
Georgia-Pacific Corp.                                     155,600      3,824,648
                                                                    ------------

TELECOMMUNICATION SERVICES--7.9%
DIVERSIFIED TELECOMMUNICATIONS SERVICES--7.9%
INTEGRATED TELECOMMUNICATIONS SERVICES--7.9%
AT&T Corp.                                                370,900      3,968,630
BellSouth Corp.                                            66,500      2,094,750
Deutsche Telekom AG, ADR                                  160,750      1,496,583
Nippon Telegraph & Telephone
  Corp., ADR                                               62,400      1,284,816
Sprint Corp. (FON Group)                                  112,600      1,194,686
Verizon Communications, Inc.                               99,000      3,974,850
WorldCom, Inc. - MCI Group (b)                            167,808         19,113
WorldCom, Inc. - WorldCom Group (a)(b)                    865,600         98,592
                                                                    ------------
                                                                      14,132,020
                                                                    ------------

UTILITIES--5.0%
ELECTRIC UTILITIES--1.7%
PG&E Corp. (a)                                            167,900      3,003,731
                                                                    ------------
GAS UTILITIES--2.0%
El Paso Corp.                                             174,300      3,592,323
                                                                    ------------
MULTI-UTILITIES--1.3%
Westar Energy, Inc.                                        59,400        911,790
Williams Companies                                        248,800      1,490,312
                                                                    ------------
                                                                       2,402,102
                                                                    ------------
TOTAL COMMON STOCKS
  (cost of $207,316,062) (c)                                         178,047,469
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--0.5%                                    886,878
                                                                    ------------
NET ASSETS--100.0%                                                  $178,934,347
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) As of June 30, 2002, the Fund held shares of WorldCom, Inc. representing 0.1% of net assets. WorldCom, Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.
(c) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM              NAME
            ------               ----
             ADR       American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Colonial U.S. Growth & Income Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                              $ 207,316,062
                                                                  -------------
Investments, at value                                             $ 178,047,469
Receivable for:
  Investments sold                                                      879,455
  Fund shares sold                                                      133,185
  Dividends                                                             478,611
Deferred Trustees' compensation plan                                      4,773
                                                                  -------------
    TOTAL ASSETS                                                    179,543,493
                                                                  -------------
LIABILITIES:
Payable to custodian bank                                               275,842
Payable for:
  Fund shares repurchased                                                94,082
  Expense reimbursement due to Distributor                                  644
  Management fee                                                        125,032
  Transfer agent fee                                                        631
  Pricing and bookkeeping fees                                            6,118
  Trustees' fee                                                             941
Deferred Trustees' fee                                                    4,773
Other liabilities                                                       101,083
                                                                  -------------
    TOTAL LIABILITIES                                                   609,146
                                                                  -------------
NET ASSETS                                                        $ 178,934,347
                                                                  =============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                     205,940,846
Undistributed net investment income                                   1,057,783
Accumulated net realized gain                                         1,204,311
Net unrealized depreciation on investments                          (29,268,593)
                                                                  -------------
NET ASSETS                                                        $ 178,934,347
                                                                  =============

CLASS A:
Net assets                                                        $ 149,208,902
Shares outstanding                                                   10,956,879
                                                                  =============
Net asset value per share                                         $       13.62
                                                                  =============

CLASS B:
Net assets                                                        $  29,725,445
Shares outstanding                                                    2,187,464
                                                                  =============
Net asset value per share                                         $       13.59
                                                                  =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial U.S. Growth & Income Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                         $   1,952,552
Interest                                                                 26,878
                                                                  -------------
   Total Investment Income (net of foreign taxes withheld
    of $24,014)                                                       1,979,430
                                                                  -------------

EXPENSES:
Management fee                                                          801,676
Distribution fee--Class B                                                36,925
Pricing and bookkeeping fees                                             41,878
Transfer agent fee                                                        3,756
Trustees' fee                                                             5,645
Other expenses                                                           48,278
                                                                  -------------
   Total Expenses                                                       938,158
Fees reimbursed by Distributor--Class B                                 (22,056)
Custody earnings credit                                                     (53)
                                                                  -------------
   Net Expenses                                                         916,049
                                                                  -------------
Net Investment Income                                                 1,063,381
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                      2,081,049
Net change in unrealized appreciation/depreciation on
 investments                                                        (28,826,683)
                                                                  -------------
Net Loss                                                            (26,745,634)
                                                                  -------------
Net Decrease in Net Assets from Operations                        $ (25,682,253)
                                                                  =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial U.S. Growth & Income Fund, Variable Series

                                                                    (UNAUDITED)
                                                                    SIX MONTHS         YEAR
                                                                       ENDED           ENDED
                                                                      JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                      2002            2001
-----------------------------------------------------------------  -------------   -------------
OPERATIONS:
Net investment income                                              $   1,063,381   $   1,846,337
Net realized gain on investments                                       2,081,049      11,413,678
Net change in unrealized appreciation/depreciation on investments    (28,826,683)    (14,659,660)
                                                                   -------------   -------------
      Net Decrease from Operations                                   (25,682,253)     (1,399,645)
                                                                   -------------   -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                    --      (1,618,150)
   Class B                                                                    --        (227,386)
From net realized gains:
   Class A                                                                    --     (24,552,219)
   Class B                                                                    --      (2,855,642)
Return of capital (a):
   Class A                                                                    --        (452,489)
   Class B                                                                    --         (57,896)
                                                                   -------------   -------------
   Total Distributions Declared to Shareholders                               --     (29,763,782)
                                                                   -------------   -------------

SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                        4,300,699      13,542,021
  Distributions reinvested                                                    --      26,622,858
  Redemptions                                                        (13,633,579)    (35,076,818)
                                                                   -------------   -------------
      Net Increase (Decrease)                                         (9,332,880)      5,088,061
                                                                   -------------   -------------
Class B:
  Subscriptions                                                        9,506,355      21,941,596
  Distributions reinvested                                                    --       3,140,924
  Redemptions                                                         (1,352,163)       (896,338)
                                                                   -------------   -------------
      Net Increase                                                     8,154,192      24,186,182
                                                                   -------------   -------------
Net Increase (Decrease) from Share Transactions                       (1,178,688)     29,274,243
                                                                   -------------   -------------
Total Decrease in Net Assets                                         (26,860,941)     (1,889,184)

NET ASSETS:
Beginning of period                                                  205,795,288     207,684,472
                                                                   -------------   -------------
End of period (including undistributed net investment income and overdistributed net investment income of $1,057,783 and
  $(5,598), respectively)                                          $ 178,934,347   $ 205,795,288
                                                                   =============   =============

CHANGES IN SHARES:
Class A:
  Subscriptions                                                          281,674         779,000
  Issued for distributions reinvested                                         --       1,699,584
  Redemptions                                                           (901,361)     (2,033,991)
                                                                   -------------   -------------
      Net Increase (Decrease)                                           (619,687)        444,593
                                                                   -------------   -------------
Class B:
  Subscriptions                                                          622,103       1,273,453
  Issued for distributions reinvested                                         --         201,036
  Redemptions                                                            (92,408)        (53,180)
                                                                   -------------   -------------
      Net Increase                                                       529,695       1,421,309
                                                                   -------------   -------------

(a) Return of capital includes redesignation of $248,113 from distributions declared to shareholders from net investment income.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial U.S. Growth & Income Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial U.S. Growth & Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

$824,605 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  As of December 31, 2001, the tax composition of dividends was as follows:

     Ordinary income                      $  9,202,843
     Long-term capital gains                20,050,554
     Return of capital                         510,385
                                          ------------
                                          $ 29,763,782
                                          ============

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the first $1 billion of the Fund's average daily net assets and 0.70% in excess of $1 billion. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $53 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $62,554,526 and $54,559,905, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation       $  13,734,073
     Gross unrealized depreciation         (43,002,666)
                                         -------------
       Net unrealized depreciation       $ (29,268,593)
                                         =============

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

For the six months ended June 30, 2002, the Fund used AlphaTrade, Inc. and Fleet Securities, Inc., affiliates of Colonial, as brokers. Total commissions paid to AlphaTrade, Inc. and Fleet Securities, Inc. during the period were $19,051 and $670, respectively.

FINANCIAL HIGHLIGHTS
Colonial U.S. Growth & Income Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                  ENDED                               YEAR ENDED DECEMBER 31,
                                                 JUNE 30,       ------------------------------------------------------------------
                                                  2002              2001          2000           1999         1998         1997
                                               -----------      -----------   -----------    -----------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD           $     15.55      $     18.27   $     19.85    $     18.79  $     16.29  $     14.22
                                               -----------      -----------   -----------    -----------  -----------  -----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                             0.08             0.16          0.17           0.14         0.16         0.20
Net realized and unrealized gain (loss)
  on investments                                     (2.01)           (0.35)         0.54           2.07         3.12         4.37
                                               -----------      -----------   -----------    -----------  -----------  -----------
     Total from Investment Operations                (1.93)           (0.19)         0.71           2.21         3.28         4.57
                                               -----------      -----------   -----------    -----------  -----------  -----------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              --            (0.15)        (0.17)         (0.11)       (0.12)       (0.18)
In excess of net investment income                      --               --            --(b)          --           --        (0.01)
From net realized gains                                 --            (2.34)        (2.12)         (1.04)       (0.64)       (2.30)
In excess of net realized gains                         --               --            --             --        (0.02)       (0.01)
Return of capital                                       --            (0.04)           --             --           --           --
                                               -----------      -----------   -----------    -----------  -----------  -----------
     Total Distributions Declared
       to Shareholders                                  --            (2.53)        (2.29)         (1.15)       (0.78)       (2.50)
                                               -----------      -----------   -----------    -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                 $     13.62      $     15.55   $     18.27    $     19.85  $     18.79  $     16.29
                                               ===========      ===========   ===========    ===========  ===========  ===========

Total return (c)(d)                                 (12.41)%(e)       (0.60)%        3.60%         12.00%       20.15%       32.23%

RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                          0.90%(g)         0.96%         0.88%          0.88%        0.90%        0.94%
Net investment income (f)                             1.08%(g)         0.92%         0.85%          0.69%        0.88%        1.19%
Portfolio turnover rate                                 28%(e)           53%          120%           101%          64%          63%
Net assets, end of period (000's)              $   149,209      $   180,053   $   203,366    $   212,355  $   146,239  $    96,715

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2002

   Crabbe Huson Real Estate Investment Fund, Variable Series seeks to provide growth of capital and current income

   John E. Maack Jr. is the fund's portfolio manager. Mr. Maack has managed various funds for Crabbe Huson Group, Inc. since 1988.

During the first six months of 2002, real estate equity securities continued to significantly outperform the broader market, with the NAREIT Equity Index(2) returning 13.68%, as compared to the S&P 500 Index dropping 13.15%. The six-month performance of the real estate index nearly matches the return for all of 2001, when the NAREIT Index advanced 13.93%. Net inflows to real estate investment trusts (REITs) and REIT mutual funds have grown dramatically in the past six to twelve months, as investors have flocked to the asset class as a higher-yielding alternative to stocks.

   That said, we are very cautious about real estate markets going forward. For most REITs, income growth has been slowing. As these companies grapple with a combination of declining job growth, higher vacancies and, for the first time in nearly a decade, the prospects of real rental rate declines in their markets, the near-term outlook for the asset class is not altogether positive.

RELATIVE PERFORMANCE HURT BY SECTOR SELECTION, CONSERVATIVE POSTURE

Although the fund's absolute performance was quite good during the first half of the year, we significantly underperformed both the fund's benchmark and its peer group. Our value-oriented, contrarian investment philosophy makes us extremely reluctant to overpay for stocks, and as investors chased higher yields offered by REITs, the prices for acquiring many stocks' cash flow streams became too rich, in our opinion.

   Sector allocation had a negative impact on the fund's performance. The fund's concentration in apartments, which accounted for approximately 26% of net assets, and office buildings, which accounted for approximately 17% of net assets, did not do well.(1) Concerns over increasing supply and vacancies precipitated by a host of announced layoffs hurt both sectors, which had been among the strongest performers last year.

   At the beginning of the year, we were concerned that the economic recovery would be anemic. It seemed to us that the American consumer, who had been pulling the economy along by propping up retail, auto and home sales, would run out of steam, and we entered the period significantly underweight in malls, which accounted for 11.5% of net assets. Similarly, we believed that the hotel sector, still reeling from the travel-related effects of September 11, would struggle, and therefore we had little exposure entering the year. However, both mall and hotel REITs outperformed, and the fund lagged on a relative basis as a result.

   Finally, given our cautious stance, we held a 7.9% position in cash during the period, which also held back performance.

FOCUS ON EXECUTION IS CRITICAL

In anticipation of slower revenue growth across all property types (and especially in apartments, office and mall companies), we are focusing on companies that we feel have the potential to generate stable income by executing their business plans under more challenging market conditions. We are concerned that some companies, especially at the middle-to-low quality tiers, may be unable to maintain their dividend payout ratios, and therefore we are evaluating each holding to weed out poor performers. We continue to emphasize attractive income returns over potential capital appreciation, as strategies to achieve meaningful growth become less available and potentially more risky.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Crabbe Huson Real Estate Investment Fund, Variable Series may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions. The fund may be affected be stock market fluctuations that occur in response to economic and business developments.

(1) Sector allocations are disclosed as of June 30, 2002, and are subject to change.

(2) Index description is on the next page.

PERFORMANCE INFORMATION
Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                                      6-MONTH
                                    (CUMULATIVE)      1-YEAR       LIFE
-----------------------------------------------------------------------
Class A(1) (6/1/00)                     8.29           9.57        7.36
NAREIT Equity Index(2)                 13.68          16.22       13.19

Inception date of class share is in parentheses

NET ASSET VALUE ($)                     12/31/01      6/30/02
-------------------------------------------------------------
Class A                                  10.01         10.84

[CHART]

VALUE OF A $10,000 INVESTMENT, 6/1/99(3) - 6/30/02

Class A: $12,445

                   CLASS A SHARES      NAREIT EQUITY INDEX
 6/1999                  $ 10,000                 $ 10,000
 6/1999                  $  9,590                 $  9,838
 7/1999                  $  9,420                 $  9,525
 8/1999                  $  9,140                 $  9,404
 9/1999                  $  8,890                 $  9,047
10/1999                  $  8,730                 $  8,824
11/1999                  $  8,570                 $  8,680
12/1999                  $  8,620                 $  8,956
 1/2000                  $  8,713                 $  8,985
 2/2000                  $  8,682                 $  8,878
 3/2000                  $  8,837                 $  9,170
 4/2000                  $  9,323                 $  9,787
 5/2000                  $  9,282                 $  9,882
 6/2000                  $  9,520                 $ 10,136
 7/2000                  $ 10,088                 $ 11,022
 8/2000                  $  9,995                 $ 10,575
 9/2000                  $ 10,016                 $ 10,911
10/2000                  $  9,509                 $ 10,439
11/2000                  $  9,386                 $ 10,572
12/2000                  $ 10,029                 $ 11,317
 1/2001                  $ 10,335                 $ 11,434
 2/2001                  $ 10,073                 $ 11,251
 3/2001                  $ 10,204                 $ 11,361
 4/2001                  $ 10,488                 $ 11,632
 5/2001                  $ 10,728                 $ 11,914
 6/2001                  $ 11,361                 $ 12,612
 7/2001                  $ 11,219                 $ 12,361
 8/2001                  $ 11,480                 $ 12,813
 9/2001                  $ 10,979                 $ 12,281
10/2001                  $ 10,651                 $ 11,930
11/2001                  $ 11,153                 $ 12,586
12/2001                  $ 11,494                 $ 12,893
 1/2002                  $ 11,276                 $ 12,919
 2/2002                  $ 11,402                 $ 13,168
 3/2002                  $ 12,091                 $ 13,959
 4/2002                  $ 12,057                 $ 14,077
 5/2002                  $ 12,230                 $ 14,267
 6/2002                  $ 12,445                 $ 14,657

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The NAREIT Equity Index is an unmanaged index that tracks the performance of all equity real estate investment trusts (REITs) that trade on the New York Stock Exchange, the American Stock Exchange, and the Nasdaq. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class A shares (newer class shares) performance information includes returns of the fund's class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class B shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to inception of the new class of shares would be higher.

(2) Index performance is from May 31, 1999.

(3) Inception date for class B shares which is the oldest existing share class.

INVESTMENT PORTFOLIO
Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2002 (Unaudited)

                                                     SHARES            VALUE
                                                  -----------      -------------
COMMON STOCKS--92.5%
FINANCIALS--89.4%
REAL ESTATE INVESTMENT TRUST--89.4%
APARTMENTS--25.8%
Apartment Investment & Management Co., Class A          2,600      $     127,920
Archstone Communities Trust                             4,600            122,820
Arden Realty, Inc.                                      2,200             62,590
Avalonbay Communities, Inc.                             2,400            112,080
BRE Properties, Inc., Class A                           2,500             77,775
Camden Property Trust                                   1,500             55,545
CarAmerica Reality Corp.                                2,100             64,785
Equity Residential Properties Trust                     9,800            281,750
Essex Property Trust, Inc.                              1,100             60,170
Gables Residential Trust                                1,700             54,281
HRPT Properties Trust                                  10,400             92,040
Post Properties, Inc.                                   1,600             48,256
United Dominion Realty Trust, Inc.                      5,700             89,775
                                                                   -------------
                                                                       1,249,787
                                                                   -------------
DIVERSIFIED--2.5%
Cousins Properties, Inc.                                2,700             66,852
Glenborough Realty Trust, Inc.                          2,300             54,510
                                                                   -------------
                                                                         121,362
                                                                   -------------
HOTELS--5.1%
FelCor Lodging Trust, Inc.                              2,500             45,875
Hospitality Properties Trust                            2,700             98,550
Host Marriott Corp.                                     9,100            102,830
                                                                   -------------
                                                                         247,255
                                                                   -------------
INDUSTRIAL--6.6%
AMB Property Corp.                                      3,300            102,300
CenterPoint Properties Corp.                            1,100             63,811
Prologis Trust                                          6,000            156,000
                                                                   -------------
                                                                         322,111
                                                                   -------------
MANUFACTURED HOMES--3.0%
American Land Lease, Inc.                               9,561            145,805
                                                                   -------------
MIXED--5.7%
Duke-Weeks Realty Corp                                  3,900            112,905
Kilroy Realty Corp.                                     1,300             34,775
Liberty Property Trust                                  2,200             77,000
Reckson Associates Realty Corp.                         2,000             49,800
                                                                   -------------
                                                                         274,480
                                                                   -------------
OFFICE--16.9%
Boston Properties, Inc.                                 3,100            123,845
Crescent Real Estate Equities Co.                       3,600             67,320
Equity Office Properties Trust                         14,840            446,684
Highwoods Properties, Inc.                              1,700             44,200
Mack-Cali Realty Corp.                                  2,400             84,360
Prentiss Properties Trust                               1,700             53,975
                                                                   -------------
                                                                         820,384
                                                                   -------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.5%
Trammell Crow Co. (a)                                   4,900             70,805
                                                                   -------------
REGIONAL MALLS--11.5%
Simon Property Group, Inc.                              6,400      $     235,776
Taubman Centers, Inc.                                   5,700             86,925
The Rouse Co.                                           2,500             82,500
Vornado Realty Trust                                    3,300            152,460
                                                                   -------------
                                                                         557,661
                                                                   -------------
SELF STORAGE--0.9%
Public Storage, Inc.                                    1,200             44,520
                                                                   -------------
STRIP CENTERS--6.5%
JDN Realty Corp.                                        3,800             47,500
Kimco Realty Corp.                                      3,600            120,564
New Plan Realty Trust                                   2,300             47,909
Regency Centers Corp.                                   3,400            100,810
                                                                   -------------
                                                                         316,783
                                                                   -------------
TRIPLE NET LEASE--3.4%
Capital Automotive Real Estate Investment Trust         2,200             52,492
Commercial Net Lease Realty                             7,000            112,000
                                                                   -------------
                                                                         164,492
                                                                   -------------

HEALTH CARE--1.2%
HEALTH CARE FACILITIES--1.2%
Sunrise Assisted Living, Inc. (a)                       2,100             56,280
                                                                   -------------

MATERIALS--1.9%
CONSTRUCTION MATERIALS--1.9%
Martin Marietta Materials, Inc.                         2,400             93,600
                                                                   -------------
TOTAL COMMON STOCKS
  (cost of $3,762,706)                                                 4,485,325
                                                                   -------------

                                                      PAR
                                                  -------------
SHORT-TERM OBLIGATION--7.9%
Repurchase agreement with SBC Warburg Ltd.,
  dated 6/28/02 due 07/01/02 at 1.900%,
  collateralized by U.S. Treasury Bonds and
  Notes with various maturities to 2027,
  market value $391,988 (repurchase proceeds
  $383,061)
  (cost of $383,000)                              $     383,000          383,000
                                                                   -------------
TOTAL INVESTMENTS--100.4%
  (cost of $4,145,706) (b)                                             4,868,325
                                                                   -------------
OTHER ASSETS & LIABILITIES, NET--(0.4)%                                  (18,278)
                                                                   -------------
NET ASSETS--100.0%                                                 $   4,850,047
                                                                   =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statements and federal income tax purposes is the same.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                               $   4,145,706
                                                                   -------------
Investments, at value                                              $   4,868,325
Cash                                                                         103
Receivable for:
  Interest                                                                    61
  Dividends                                                               25,673
Expense reimbursement due from Manager                                     2,066
Deferred Trustees' compensation plan                                       1,418
                                                                   -------------
    TOTAL ASSETS                                                       4,897,646
                                                                   -------------

LIABILITIES:
Payable for:
  Fund shares repurchased                                                 17,086
  Management fee                                                           3,969
  Transfer agent fee                                                         595
  Pricing and bookkeeping fees                                               737
  Trustees' fee                                                              546
Deferred Trustees' fee                                                     1,418
Other liabilities                                                         23,248
                                                                   -------------
    TOTAL LIABILITIES                                                     47,599
                                                                   -------------
NET ASSETS                                                         $   4,850,047
                                                                   =============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                    $   3,984,711
Undistributed net investment income                                      131,837
Accumulated net realized gain                                             10,880
Net unrealized appreciation on investments                               722,619
                                                                   -------------
NET ASSETS                                                         $   4,850,047
                                                                   =============

CLASS A:
Net assets                                                         $       1,344
Shares outstanding                                                           124
                                                                   =============
Net asset value per share                                          $       10.84
                                                                   =============

CLASS B:
Net assets                                                         $   4,848,703
Shares outstanding                                                       449,082
                                                                   =============
Net asset value per share                                          $       10.80
                                                                   =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Crabbe Huson Real Estate Investment Fund Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                          $     129,741
Interest                                                                   3,255
                                                                   -------------
  Total Investment Income (net of foreign taxes withheld of $85)         132,996
EXPENSES:
Management fee                                                            23,683
Distribution fee--Class B                                                  5,919
Pricing and bookkeeping fees                                               5,343
Transfer agent fee                                                         3,720
Trustees' fee                                                              2,786
Audit fee                                                                  9,762
Reports to shareholders                                                    3,456
Other expenses                                                             3,043
                                                                   -------------
  Total Expenses                                                          57,712
Fees and expenses reimbursed by Manager                                  (23,351)
Custody earnings credit                                                      (14)
                                                                   -------------
  Net Expenses                                                            34,347
                                                                   -------------
Net Investment Income                                                     98,649
                                                                   -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                          86,480
Net change in unrealized appreciation/depreciation on investments        195,073
                                                                   -------------
Net Gain                                                                 281,553
                                                                   -------------
Net Increase in Net Assets Resulting from Operations               $     380,202
                                                                   =============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Crabbe Huson Real Estate Investment Fund, Variable Series

                                                                                              (UNAUDITED)
                                                                                               SIX MONTHS          YEAR
                                                                                                 ENDED            ENDED
                                                                                                JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                2002             2001
----------------------------------                                                            -----------      ------------
OPERATIONS:
Net investment income                                                                         $    98,649      $    228,301
Net realized gain (loss) on investments                                                            86,480          (117,479)
Net change in unrealized appreciation/depreciation on investments                                 195,073           534,733
                                                                                              -----------      ------------
      Net Increase from Operations                                                                380,202           645,555
                                                                                              -----------      ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                            --               (42)
    Class B                                                                                            --          (159,182)
Return of capital:
    Class A                                                                                            --               (19)
    Class B                                                                                            --           (70,936)
                                                                                              -----------      ------------
    Total Distributions Declared to Shareholders                                                       --          (230,179)
                                                                                              -----------      ------------
SHARE TRANSACTIONS:
Class A:
  Distributions reinvested                                                                             --                61
                                                                                              -----------      ------------
      Net Increase                                                                                     --                61
                                                                                              -----------      ------------
Class B:
  Subscriptions                                                                                    37,394         1,020,155
  Distributions reinvested                                                                             --           230,118
  Redemptions                                                                                    (310,750)       (1,075,083)
                                                                                              -----------      ------------
      Net Increase (Decrease)                                                                    (273,356)          175,190
                                                                                              -----------      ------------
Net Increase (Decrease) from Share Transactions                                                  (273,356)          175,251
                                                                                              -----------      ------------
Total Increase in Net Assets                                                                      106,846           590,627
NET ASSETS:
Beginning of period                                                                             4,743,201         4,152,574
                                                                                              -----------      ------------
End of period (including undistributed net investment income of $131,837 and $33,188,
  respectively)                                                                               $ 4,850,047      $  4,743,201
                                                                                              ===========      ============
CHANGES IN SHARES:
Class A:
  Issued for distributions reinvested                                                                  --                 6
                                                                                              -----------      ------------
      Net Increase                                                                                     --                 6
                                                                                              -----------      ------------
Class B:
  Subscriptions                                                                                     3,699           108,294
  Issued for distributions reinvested                                                                  --            23,197
  Redemptions                                                                                     (29,908)         (108,681)
                                                                                              -----------      ------------
      Net Increase (Decrease)                                                                     (26,209)           22,810
                                                                                              -----------      ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Crabbe Huson Real Estate Investment Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to provide growth of capital and current income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Crabbe Huson Group, Inc. ("Crabbe Huson"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Crabbe Huson and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2007                              $     37,820
       2009                                    37,780
                                         ------------
                                         $     75,600
                                         ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEE--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Crabbe Huson a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.20% annually of the Fund's average daily net assets. This arrangement may be terminated or modified by the Manager at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $14 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $410,142 and $513,982, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation            $753,579
     Gross unrealized depreciation             (30,960)
                                              --------
       Net unrealized appreciation            $722,619
                                              ========

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Crabbe Huson Real Estate Investment Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                        (UNAUDITED)
                                                                        SIX MONTHS           YEAR               PERIOD
                                                                           ENDED             ENDED               ENDED
                                                                         JUNE 30,         DECEMBER 31,       DECEMBER 31,
                                                                           2002               2001             2000 (a)
                                                                        -----------       ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $     10.01       $       9.19       $       8.98
                                                                        -----------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                      0.23               0.51               0.40
Net realized and unrealized gain on investments                                0.60               0.83               0.32
                                                                        -----------       ------------       ------------
      Total from Investment Operations                                         0.83               1.34               0.72
                                                                        -----------       ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                       --              (0.36)             (0.29)
In excess of net investment income                                               --                 --              (0.12)
Return of capital                                                                --              (0.16)             (0.10)
                                                                        -----------       ------------       ------------
      Total Distributions Declared to Shareholders                               --              (0.52)             (0.51)
                                                                        -----------       ------------       ------------
NET ASSET VALUE, END OF PERIOD                                          $     10.84       $      10.01       $       9.19
                                                                        ===========       ============       ============
Total return (c)(d)(e)                                                         8.29%(f)          14.61%              8.04%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                   1.20%(h)           1.20%              1.20%(h)
Net investment income (g)                                                      4.41%(h)           5.14%              7.21%(h)
Waiver/reimbursement                                                           0.99%(h)           1.80%              1.66%(h)
Portfolio turnover rate                                                           9%(f)             35%                85%
Net assets, end of period (000's)                                       $         1       $          1       $          1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Liberty All-Star Equity Fund, Variable Series / June 30, 2002

   Liberty All-Star Equity Fund, Variable Series seeks total investment return, comprised of long-term capital appreciation and current income, through investments primarily in a diversified portfolio of equity securities.

   The fund's investment program is based upon Liberty Asset Management Company's (LAMCO) multi-manager concept. LAMCO allocates the fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations ("Portfolio Managers")--currently five in number. Each Portfolio Manager employs a different investment style. LAMCO, from time to time, rebalances the portfolio among the Portfolio Managers to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

   The fund's current Portfolio Managers are:

   - Boston Partners Asset Management, L.P.; INVESTMENT STYLE-VALUE

   - Oppenheimer Capital; INVESTMENT STYLE-VALUE

   - Mastrapasqua & Associates; INVESTMENT STYLE-GROWTH

   - Schneider Capital Management Corporation; INVESTMENT STYLE-VALUE

   - TCW Investment Management Company; INVESTMENT STYLE-GROWTH

INVESTMENT APPROACH

Instead of relying on a single investment manager, LAMCO employs a multi-management approach to the portfolio.

   Because investment styles go in and out of favor, a style that produces strong returns one year may produce disappointing results the next. By contrast, a multi-management approach combines managers who practice different investment styles to reduce volatility while providing attractive returns.

   Liberty All-Star Equity Fund, Variable Series is structured as a core investment by combining both growth and value style managers within the fund. Using our expertise, experience and state-of-the-art tools, we select managers for the fund and we evaluate them on an ongoing basis.

The investment managers LAMCO selects for the fund are distinguished by the following characteristics:

-  a consistent focus on a particular style of investing

-  a disciplined investment decision-making process

-  a record of success relative to their peers who practice the same strategy

- continuity among the investment professionals, so that those who have built the record remain the managers

-  a well-managed, highly responsive organization

   LAMCO performs all the due diligence, research, selection and monitoring that would be expected of a professional investment management firm. LAMCO adds value by selecting best of breed managers and replacing them when necessary.

OUTLOOK: CONTINUED STYLE VOLATILITY
During the past several years, investors have been buffeted by rapid and dramatic shifts in the market's style leadership, which we expect to continue. However, we have no plans to change our investment approach. We believe that attempting to time these shifts in style is inappropriate and difficult to achieve consistently over time. The fund will continue to combine growth and value styles seeking to reduce the effect of the volatility associated with changes in style leadership.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue to commence.

The fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements. The fund has adopted certain investment policies in managing its portfolio that are designed to maintain the diversity of the fund's investment portfolio and reduce risk. The fund may not always achieve its investment objective. The fund's investment objective and non-fundamental investment policies may be changed without shareholder approval.

PERFORMANCE INFORMATION
Liberty All-Star Equity Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                                      6-MONTH
                                    (CUMULATIVE)      1-YEAR      LIFE
----------------------------------------------------------------------
Class A (11/17/97)                     -16.79         -21.99      0.02
Russell 3000 Index(1)                  -12.24         -17.24      5.71
S&P 500 Index(1)                       -13.15         -17.98      5.99

Inception date of share class is in parenthesis.

NET ASSET VALUE ($)                     12/31/01      6/30/02
-------------------------------------------------------------
Class A                                  10.54          8.77

[CHART]

VALUE OF A $10,000 INVESTMENT, 11/17/97 - 6/30/02

Class A: $10,012

                   CLASS A SHARES      S&P 500 INDEX      RUSSELL 3000 INDEX
11/1997                   $10,000
11/1997                   $10,000            $10,000                 $10,000
12/1997                   $10,080            $10,172                 $10,200
 1/1998                   $10,030            $10,284                 $10,253
 2/1998                   $10,900            $11,025                 $10,986
 3/1998                   $11,421            $11,590                 $11,531
 4/1998                   $11,522            $11,708                 $11,644
 5/1998                   $11,212            $11,507                 $11,356
 6/1998                   $11,462            $11,974                 $11,740
 7/1998                   $11,221            $11,847                 $11,527
 8/1998                   $ 9,469            $10,135                 $ 9,761
 9/1998                   $10,080            $10,785                 $10,426
10/1998                   $10,821            $11,660                 $11,218
11/1998                   $11,351            $12,367                 $11,904
12/1998                   $11,962            $13,079                 $12,661
 1/1999                   $11,982            $13,626                 $13,092
 2/1999                   $11,561            $13,202                 $12,628
 3/1999                   $11,963            $13,730                 $13,092
 4/1999                   $12,677            $14,262                 $13,682
 5/1999                   $12,496            $13,925                 $13,422
 6/1999                   $12,988            $14,695                 $14,100
 7/1999                   $12,456            $14,238                 $13,673
 8/1999                   $12,073            $14,167                 $13,517
 9/1999                   $11,782            $13,779                 $13,171
10/1999                   $12,275            $14,651                 $13,997
11/1999                   $12,395            $14,949                 $14,389
12/1999                   $12,976            $15,828                 $15,307
 1/2000                   $12,550            $15,033                 $14,707
 2/2000                   $12,404            $14,749                 $14,844
 3/2000                   $13,653            $16,191                 $16,006
 4/2000                   $13,466            $15,704                 $15,442
 5/2000                   $13,497            $15,382                 $15,009
 6/2000                   $13,570            $15,760                 $15,453
 7/2000                   $13,445            $15,515                 $15,179
 8/2000                   $14,371            $16,478                 $16,306
 9/2000                   $14,064            $15,608                 $15,567
10/2000                   $14,285            $15,542                 $15,346
11/2000                   $13,170            $14,318                 $13,931
12/2000                   $13,800            $14,388                 $14,165
 1/2001                   $14,000            $14,899                 $14,649
 2/2001                   $12,879            $13,541                 $13,310
 3/2001                   $12,024            $12,684                 $12,443
 4/2001                   $12,989            $13,668                 $13,441
 5/2001                   $13,067            $13,760                 $13,548
 6/2001                   $12,834            $13,426                 $13,299
 7/2001                   $12,534            $13,294                 $13,079
 8/2001                   $11,746            $12,463                 $12,308
 9/2001                   $10,427            $11,457                 $11,222
10/2001                   $10,871            $11,676                 $11,484
11/2001                   $11,884            $12,572                 $12,368
12/2001                   $12,031            $12,682                 $12,542
 1/2002                   $11,792            $12,497                 $12,385
 2/2002                   $11,358            $12,256                 $12,133
 3/2002                   $11,997            $12,717                 $12,664
 4/2002                   $11,358            $11,946                 $11,999
 5/2002                   $11,084            $11,859                 $11,860
 6/2002                   $10,012            $11,015                 $11,006

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performances are from November 30, 1997.

INVESTMENT PORTFOLIO Liberty
All-Star Equity Fund, Variable Series / June 30, 2002 (Unaudited)

                                                     SHARES            VALUE
                                                  -------------    -------------
COMMON STOCKS--96.8%
CONSUMER DISCRETIONARY--15.1%
AUTOMOBILES & COMPONENTS--1.6%
AUTO PARTS & EQUIPMENT--0.7%
Visteon Corp.                                            20,600    $     292,520
                                                                   -------------
AUTOMOBILE MANUFACTURERS--0.8%
Ford Motor Co.                                           21,300          340,800
                                                                   -------------
TIRES & RUBBER--0.1%
Goodyear Tire & Rubber Co.                                2,600           48,646
                                                                   -------------
CONSUMER DURABLES & APPAREL--1.1%
HOMEBUILDING--0.6%
Clayton Homes, Inc.                                      15,900          251,220
                                                                   -------------
LEISURE PRODUCTS--0.3%
Brunswick Corp.                                           4,100          114,800
                                                                   -------------
PHOTOGRAPHIC PRODUCTS--0.2%
Eastman Kodak Co.                                         3,000           87,510
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE--3.0%
CASINOS & GAMING--0.9%
International Game Technology (a)                         7,000          396,900
                                                                   -------------
HOTELS--1.1%
Carnival Corp.                                            7,000          193,830
Starwood Hotels & Resorts Worldwide, Inc.                 8,300          272,987
                                                                   -------------
                                                                         466,817
                                                                   -------------
RESTAURANTS--1.0%
Brinker International, Inc.(a)                            2,600           82,550
McDonald's Corp.                                         12,000          341,400
                                                                   -------------
                                                                         423,950
                                                                   -------------
MEDIA--3.1%
BROADCASTING & CABLE--1.2%
Clear Channel Communications, Inc. (a)                    8,000          256,160
Liberty Media Corp., Class A (a)                         26,400          264,000
                                                                   -------------
                                                                         520,160
                                                                   -------------
MOVIES & ENTERTAINMENT--0.9%
AOL Time Warner, Inc. (a)                                 9,000          132,390
Pixar, Inc. (a)                                           5,700          251,370
                                                                   -------------
                                                                         383,760
                                                                   -------------
PUBLISHING & PRINTING--1.0%
Gannett Co., Inc.                                         3,500          265,650
Reader's Digest Association, Inc.                        10,300          192,919
                                                                   -------------
                                                                         458,569
                                                                   -------------
RETAILING--6.3%
DEPARTMENT STORES--3.2%
Federated Department Stores, Inc. (a)                     5,100          202,470
J.C. Penney Co., Inc.                                    30,400          669,408
May Department Stores Co.                                 4,000          131,720
Sears, Roebuck & Co.                                      6,850          371,955
                                                                   -------------
                                                                       1,375,553
                                                                   -------------
GENERAL MERCHANDISE STORES--1.6%
Target Corp.                                              8,300          316,230
Wal-Mart Stores, Inc.                                     6,800    $     374,068
                                                                   -------------
                                                                         690,298
                                                                   -------------
HOME IMPROVEMENT RETAIL--1.1%
The Home Depot, Inc.                                     12,500          459,125
                                                                   -------------
SPECIALTY STORES--0.4%
Toys "R" Us, Inc. (a)                                     9,400          164,218
                                                                   -------------

CONSUMER STAPLES--3.6%
FOOD & DRUG RETAILING--1.8%
DRUG RETAIL--1.0%
CVS Corp.                                                 8,000          244,800
Walgreen Co.                                              4,500          173,835
                                                                   -------------
                                                                         418,635
                                                                   -------------
FOOD RETAIL--0.8%
The Kroger Co. (a)                                       18,000          358,200
                                                                   -------------
FOOD, BEVERAGES & TOBACCO--1.4%
AGRICULTURAL PRODUCTS--0.5%
Archer Daniels Midland Co.                               15,900          203,361
                                                                   -------------
TOBACCO--0.9%
UST, Inc.                                                10,900          370,600
                                                                   -------------
HOUSEHOLD & PERSONAL PRODUCTS--0.4%
PERSONAL PRODUCTS--0.4%
Avon Products, Inc.                                       3,000          156,720
                                                                   -------------

ENERGY--4.9%
INTEGRATED OIL & GAS--1.2%
ChevronTexaco Corp.                                       3,000          265,500
Marathon Oil Corp.                                       10,200          276,624
                                                                   -------------
                                                                         542,124
                                                                   -------------
OIL & GAS DRILLING--2.3%
Nabors Industries, Inc. (a)                               9,800          345,940
Patterson-UTI Energy, Inc. (a)                            3,500           98,805
Rowan Companies, Inc. (a)                                 7,400          158,730
Transocean Sedco Forex, Inc.                             12,100          376,915
                                                                   -------------
                                                                         980,390
                                                                   -------------
OIL & GAS EQUIPMENT & SERVICES--0.2%
Tidewater, Inc.                                           3,100          102,052
                                                                   -------------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
Burlington Resources, Inc.                                9,500          361,000
                                                                   -------------
OIL & GAS REFINING & MARKETING--0.4%
Valero Energy Corp.                                       5,100          190,842
                                                                   -------------

FINANCIALS--24.4%
BANKS--4.0%
Bank One Corp.                                            6,000          230,880
FleetBoston Financial Corp.                              14,000          452,900
Golden State Bancorp.                                     3,600          130,500
Golden West Financial Corp.                               3,625          249,327
Wachovia Corp.                                            6,100          232,898
Wells Fargo & Co.                                         9,000          450,540
                                                                   -------------
                                                                       1,747,045
                                                                   -------------

                       See Notes to Investment Portfolio.

                                       104

                                                     SHARES            VALUE
                                                  -------------    -------------
DIVERSIFIED FINANCIALS--10.9%
CONSUMER FINANCE--3.1%
AmeriCredit Corp. (a)                                    16,800    $     471,240
Countrywide Credit Industries, Inc.                      17,800          858,850
                                                                   -------------
                                                                       1,330,090
                                                                   -------------
DIVERSIFIED FINANCIAL SERVICES--7.8%
Citigroup, Inc.                                          17,000          658,750
Freddie Mac                                              26,100        1,597,320
Merrill Lynch & Co., Inc.                                 5,500          222,750
Morgan Stanley Dean Witter & Co.                          3,000          129,240
Stilwell Financial, Inc.                                  9,300          169,260
The Charles Schwab Corp.                                 24,350          272,720
The Goldman Sachs Group, Inc.                             4,950          363,082
                                                                   -------------
                                                                       3,413,122
                                                                   -------------
INSURANCE--9.3%
LIFE & HEALTH INSURANCE--1.0%
AFLAC, Inc.                                              10,000          320,000
UnumProvident Corp.                                       4,000          101,800
                                                                   -------------
                                                                         421,800
                                                                   -------------
MULTI-LINE INSURANCE--2.3%
American Financial Group, Inc.                            4,800          114,720
American International Group, Inc.                       11,581          790,172
Loews Corp.                                               1,700           90,083
                                                                   -------------
                                                                         994,975
                                                                   -------------
PROPERTY & CASUALTY INSURANCE--6.0%
ACE Ltd.                                                 10,500          331,800
Allstate Corp.                                           11,100          410,478
MBIA, Inc.                                                3,050          172,417
The Progressive Corp.                                    21,700        1,255,345
XL Capital Ltd., Class A                                  5,000          423,500
                                                                   -------------
                                                                       2,593,540
                                                                   -------------
REAL ESTATE--0.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.2%
The St. Joe Co.                                           3,300           99,066
                                                                   -------------

HEALTH CARE--12.6%
HEALTH CARE EQUIPMENT & SERVICES--4.2%
HEALTH CARE DISTRIBUTORS & SERVICES--1.1%
Lincare Holdings, Inc. (a)                                4,700          151,810
Quest Diagnostics, Inc. (a)                               3,800          326,990
                                                                   -------------
                                                                         478,800
                                                                   -------------
HEALTH CARE EQUIPMENT--0.6%
Applera Corp. - Applied Biosystems Group                  3,700           72,113
Biomet, Inc.                                              7,400          200,688
                                                                   -------------
                                                                         272,801
                                                                   -------------
HEALTH CARE FACILITIES--0.5%
HealthSouth Corp. (a)                                    16,100          205,919
                                                                   -------------
HEALTH CARE SUPPLIES--0.5%
Alcon, Inc. (a)                                           7,000          239,750
                                                                   -------------
MANAGED HEALTH CARE--1.5%
Aetna, Inc.                                              14,100          676,377
                                                                   -------------
PHARMACEUTICALS & BIOTECHNOLOGY--8.4%
BIOTECHNOLOGY--4.6%
Amgen, Inc. (a)                                          13,600    $     569,568
Biogen, Inc. (a)                                          5,000          207,150
Genentech, Inc. (a)                                      15,870          531,645
Genzyme Corp. (a)                                         7,400          142,376
IDEC Pharmaceuticals Corp. (a)                            7,500          265,875
Invitrogen Corp. (a)                                      4,900          156,849
MedImmune, Inc. (a)                                       4,900          129,360
                                                                   -------------
                                                                       2,002,823
                                                                   -------------
PHARMACEUTICALS--3.8%
Biovail Corp. (a)                                         5,000          144,800
Bristol-Myers Squibb Co.                                  8,000          205,600
Eli Lilly & Co.                                           3,200          180,480
Pfizer, Inc.                                              5,200          182,000
Pharmacia Corp.                                          13,800          516,810
Schering-Plough Corp.                                     7,000          172,200
Wyeth                                                     5,100          261,120
                                                                   -------------
                                                                       1,663,010
                                                                   -------------

INDUSTRIALS--6.8%
CAPITAL GOODS--4.1%
AEROSPACE & DEFENSE--1.6%
Boeing Co.                                                9,300          418,500
General Dynamics Corp.                                    1,675          178,136
Lockheed Martin Corp.                                     1,600          111,200
                                                                   -------------
                                                                         707,836
                                                                   -------------
BUILDING PRODUCTS--0.2%
York International Corp.                                  2,700           91,233
                                                                   -------------
CONSTRUCTION & FARM MACHINERY--0.7%
PACCAR, Inc.                                              6,700          297,413
                                                                   -------------
INDUSTRIAL CONGLOMERATES--1.6%
3M Co.                                                    3,000          369,000
General Electric Co.                                      6,200          180,110
Tyco International Ltd.                                  12,500          168,875
                                                                   -------------
                                                                         717,985
                                                                   -------------
COMMERCIAL SERVICES & SUPPLIES--0.6%
DATA PROCESSING SERVICES--0.6%
Paychex, Inc.                                             7,980          249,694
                                                                   -------------
TRANSPORTATION--2.1%
AIRLINES--0.9%
AMR Corp. (a)                                            11,500          193,890
Southwest Airlines Co.                                   13,350          215,736
                                                                   -------------
                                                                         409,626
                                                                   -------------
RAILROADS--0.8%
CSX Corp.                                                10,100          354,005
                                                                   -------------
TRUCKING--0.4%
Swift Transportation Co., Inc. (a)                        6,700          156,110
                                                                   -------------

                       See Notes to Investment Portfolio.

                                       105

                                                      SHARES           VALUE
                                                  -------------    -------------
INFORMATION TECHNOLOGY--21.6%
SOFTWARE & SERVICES--5.0%
APPLICATION SOFTWARE--1.1%
PeopleSoft, Inc. (a)                                      6,200    $      92,256
Siebel Systems, Inc. (a)                                 26,260          373,417
                                                                   -------------
                                                                         465,673
                                                                   -------------
SYSTEMS SOFTWARE--3.9%
Computer Associates International, Inc.                   7,000          111,230
Microsoft Corp. (a)                                      22,705        1,241,964
Oracle Corp. (a)                                         23,300          220,651
VERITAS Software Corp. (a)                                5,600          110,824
                                                                   -------------
                                                                       1,684,669
                                                                   -------------
TECHNOLOGY HARDWARE & EQUIPMENT--16.6%
COMPUTER HARDWARE--2.3%
Dell Computer Corp. (a)                                  31,400          820,796
Sun Microsystems, Inc. (a)                               34,400          172,344
                                                                   -------------
                                                                         993,140
                                                                   -------------
COMPUTER STORAGE & PERIPHERALS--1.2%
EMC Corp. (a)                                            21,700          163,835
Network Appliance, Inc. (a)                              30,100          374,444
                                                                   -------------
                                                                         538,279
                                                                   -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.4%
Agilent Technologies, Inc. (a)                           17,150          405,597
Arrow Electronics, Inc. (a)                               5,100          105,825
Millipore Corp.                                           4,800          153,504
Sanmina -SCI Corp. (a)                                   35,700          225,267
Waters Corp. (a)                                          6,000          160,200
                                                                   -------------
                                                                       1,050,393
                                                                   -------------
NETWORKING EQUIPMENT--2.1%
3Com Corp. (a)                                           69,200          304,480
Brocade Communications Systems, Inc. (a)                  7,500          131,100
Cisco Systems, Inc. (a)                                  34,300          478,485
Juniper Networks, Inc. (a)                                3,100           17,515
                                                                   -------------
                                                                         931,580
                                                                   -------------
SEMICONDUCTOR EQUIPMENT--2.5%
Applied Materials, Inc. (a)                              39,800          756,996
Novellus Systems, Inc. (a)                                5,000          170,000
Teradyne, Inc. (a)                                        6,800          159,800
                                                                   -------------
                                                                       1,086,796
                                                                   -------------
SEMICONDUCTORS--4.9%
Advanced Micro Devices, Inc.                             10,700          104,004
Analog Devices, Inc. (a)                                  5,000          148,500
Broadcom Corp., Class A (a)                               7,100          124,534
Cypress Semiconductor Corp. (a)                           5,300           80,454
Intel Corp.                                              24,400          445,788
Maxim Integrated Products, Inc. (a)                      13,200          505,956
Micron Technology, Inc. (a)                              11,100          224,442
Texas Instruments, Inc.                                   8,700          206,190
Xilinx, Inc. (a)                                         12,300          275,889
                                                                   -------------
                                                                       2,115,757
                                                                   -------------
TELECOMMUNICATIONS EQUIPMENT--1.2%
Motorola, Inc.                                           15,100    $     217,742
QUALCOMM, Inc. (a)                                       10,900          299,641
                                                                   -------------
                                                                         517,383
                                                                   -------------

MATERIALS--5.2%
CHEMICALS--2.3%
COMMODITY CHEMICALS--1.1%
Tate & Lyle PLC, ADR                                     22,800          484,500
                                                                   -------------
FERTILIZER & AGRICULTURAL CHEMICALS--1.2%
IMC Global, Inc.                                         21,400          267,500
Syngenta AG, ADR (a)                                     21,200          257,792
                                                                   -------------
                                                                         525,292
                                                                   -------------
METALS & MINING--2.4%
ALUMINUM--1.4%
Alcan, Inc.                                              10,500          393,960
Alcoa, Inc.                                               6,000          198,900
                                                                   -------------
                                                                         592,860
                                                                   -------------
DIVERSIFIED METALS & MINING--0.3%
CONSOL Energy, Inc.                                       3,500           74,375
Freeport-McMoRan Copper & Gold, Inc., Class B (a)         3,000           53,550
                                                                   -------------
                                                                         127,925
                                                                   -------------
STEEL--0.7%
Nucor Corp.                                               4,800          312,192
                                                                   -------------
PAPER & FOREST PRODUCTS--0.5%
PAPER PRODUCTS--0.5%
Bowater, Inc.                                             1,000           54,370
International Paper Co.                                   4,000          174,320
                                                                   -------------
                                                                         228,690
                                                                   -------------

TELECOMMUNICATION SERVICES--1.8%
INTEGRATED TELECOMMUNICATION SERVICES--1.8%
Alltel Corp.                                              3,700          173,900
Qwest Communications International, Inc.                 46,300          129,640
Sprint Corp. (FON Group)                                 16,000          169,760
Verizon Communications, Inc.                              8,000          321,200
                                                                   -------------
                                                                         794,500
                                                                   -------------

UTILITIES--0.8%
ELECTRIC UTILITIES--0.5%
PG&E Corp. (a)                                           11,900          212,891
Xcel Energy, Inc.                                         1,600           26,832
                                                                   -------------
                                                                         239,723
                                                                   -------------
GAS UTILITIES--0.3%
El Paso Corp.                                             7,000          144,270
                                                                   -------------
TOTAL COMMON STOCKS
  (cost of $51,780,340)                                               42,115,412
                                                                   -------------

                       See Notes to Investment Portfolio.

                                       106

                                                       PAR             VALUE
                                                  -------------    -------------
CONVERTIBLE BONDS--0.9%
INDUSTRIALS--0.1%
METAL & MINING--0.1%
Freeport-McMoRan Copper & Gold, Inc.,
  8.250% 01/31/06                                 $      43,000    $      64,241
                                                                   -------------

INFORMATION TECHNOLOGY--0.6%
SEMICONDUCTOR--0.3%
Amkor Technology, Inc.,
  5.750% 06/01/06                                       236,000          127,697
                                                                   -------------
TELECOMMUNICATIONS EQUIPMENT--0.3%
Corning, Inc., 3.500% 11/01/08                          168,000          113,449
                                                                   -------------

UTILITIES--0.2%
ELECTRIC UTILITIES--0.2%
Calpine Capital Corp., 5.750% 11/01/04                    2,600           84,175
                                                                   -------------
TOTAL CONVERTIBLE BONDS
  (cost of $496,822)                                                     389,562
                                                                   -------------

                                                     SHARES
                                                  -------------
PREFERRED STOCK--0.4%
MEDIA--0.4%
MOVIES & ENTERTAINMENT--0.4%
The News Corp. Ltd., ADR
  (cost of $273,053)                                  9,000              177,750
                                                                   -------------

                                                       PAR             VALUE
                                                  -------------    -------------
SHORT-TERM OBLIGATION--0.6%
Repurchase agreement with SBC Warburg Ltd.,
  dated 06/28/02, due 07/01/02 at 1.900%
  collateralized by U.S. Treasury Bonds and/or
  Notes with various maturities to 2027, market
  value $286,571 (repurchase proceeds $280,044)
  (cost of $280,000)                              $     280,000    $     280,000
                                                                   -------------
TOTAL INVESTMENTS--98.7%
  (cost of $52,830,215) (b)                                           42,962,724
                                                                   -------------
OTHER ASSETS & LIABILITIES, NET--1.3%                                    556,196
                                                                   -------------
NET ASSETS--100.0%                                                 $  43,518,920
                                                                   =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM                 NAME
            -------                 ----
              ADR       American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Liberty All-Star Equity Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                               $  52,830,215
                                                                   -------------
Investments, at value                                              $  42,962,724
Receivable for:
  Investments sold                                                       423,930
  Fund shares sold                                                       372,314
  Interest                                                                 3,643
  Dividends                                                               20,730
Deferred Trustees' compensation plan                                       3,019
                                                                   -------------
    TOTAL ASSETS                                                      43,786,360
                                                                   -------------

LIABILITIES:
Payable to custodian bank                                                 44,728
Payable for:
  Investments purchased                                                  107,005
  Expense reimbursement due to Manager/Distributor                        34,342
  Fund shares repurchased                                                    639
  Management fee                                                          30,050
  Transfer agent fee                                                         631
  Pricing and bookkeeping fees                                             2,052
  Trustees' fee                                                              331
Deferred Trustees' fee                                                     3,019
Other liabilities                                                         44,643
                                                                   -------------
    TOTAL LIABILITIES                                                    267,440
                                                                   -------------
NET ASSETS                                                         $  43,518,920
                                                                   =============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                    $  55,818,590
Overdistributed net investment income                                     (8,507)
Accumulated net realized loss                                         (2,423,672)
Net unrealized depreciation on investments                            (9,867,491)
                                                                   -------------
NET ASSETS                                                         $  43,518,920
                                                                   =============

CLASS A:
Net assets                                                         $  39,862,675
Shares outstanding                                                     4,544,372
                                                                   =============
Net asset value per share                                          $        8.77
                                                                   =============

CLASS B:
Net assets                                                         $   3,656,245
Shares outstanding                                                       416,979
                                                                   =============
Net asset value per share                                          $        8.77
                                                                   =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty All-Star Equity Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                          $     239,673
Interest                                                                  12,871
                                                                   -------------
  Total Investment Income (net of foreign taxes withheld of $946)        252,544
EXPENSES:
Management fee                                                           206,161
Distribution fee--Class B                                                  5,237
Pricing and bookkeeping fees                                              14,778
Transfer agent fee                                                         3,756
Trustees' fee                                                              3,796
Custody fee                                                               14,570
Reports to shareholders                                                   18,870
Other expenses                                                            12,436
                                                                   -------------
  Total Expenses                                                         279,604
Fees and expenses reimbursed by Manager                                  (16,580)
Fees reimbursed by Distributor--Class B                                   (5,237)
Custody earnings credit                                                     (204)
                                                                   -------------
  Net Expenses                                                           257,583
                                                                   -------------
Net Investment Loss                                                       (5,039)
                                                                   -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                        (742,664)
Net change in unrealized appreciation/depreciation on investments     (8,238,987)
                                                                   -------------
Net Loss                                                              (8,981,651)
                                                                   -------------
Net Decrease in Net Assets from Operations                         $  (8,986,690)
                                                                   =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty All-Star Equity Fund, Variable Series / June 30, 2002

                                                                                              (UNAUDITED)
                                                                                              SIX MONTHS          YEAR
                                                                                                 ENED             ENDED
                                                                                               JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                               2002              2001
----------------------------------                                                            -----------      ------------
OPERATIONS:
Net investment income (loss)                                                                  $    (5,039)     $    159,795
Net realized loss on investments                                                                 (742,664)       (1,039,281)
Net change in unrealized appreciation/depreciation on investments                              (8,238,987)       (8,197,092)
                                                                                              -----------      ------------
      Net Decrease from Operations                                                             (8,986,690)       (9,076,578)
                                                                                              -----------      ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                            --          (150,621)
    Class B                                                                                            --           (12,430)
From net realized gains:
    Class A                                                                                            --        (1,159,442)
    Class B                                                                                            --           (92,581)
                                                                                              -----------      ------------
    Total Distributions Declared to Shareholders                                                       --        (1,415,074)
                                                                                              -----------      ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                                   798,866         6,121,638
  Distributions reinvested                                                                             --         1,310,063
  Redemptions                                                                                  (4,947,606)      (14,572,125)
                                                                                              -----------      ------------
      Net Decrease                                                                             (4,148,740)       (7,140,424)
                                                                                              -----------      ------------
Class B:
  Subscriptions                                                                                   481,174         3,318,243
  Distributions reinvested                                                                             --           105,011
  Redemptions                                                                                    (453,262)       (1,140,788)
                                                                                              -----------      ------------
      Net Increase                                                                                 27,912         2,282,466
                                                                                              -----------      ------------
Net Decrease from Share Transactions                                                           (4,120,828)       (4,857,958)
                                                                                              -----------      ------------
Total Decrease in Net Assets                                                                  (13,107,518)      (15,349,610)
NET ASSETS:
Beginning of period                                                                            56,626,438        71,976,048
                                                                                              -----------      ------------
End of period (including overdistributed net investment income of $(8,507) and
  $(3,468), respectively)                                                                     $43,518,920      $ 56,626,438
                                                                                              ===========      ============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                                    84,407           582,000
  Issued for distributions reinvested                                                                  --           140,937
  Redemptions                                                                                    (497,204)       (1,337,848)
                                                                                              -----------      ------------
      Net Decrease                                                                               (412,797)         (614,911)
                                                                                              -----------      ------------
Class B:
  Subscriptions                                                                                    47,411           290,783
  Issued for distributions reinvested                                                                  --            11,303
  Redemptions                                                                                     (46,342)         (105,700)
                                                                                              -----------      ------------
      Net Increase                                                                                  1,069           196,386
                                                                                              -----------      ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty All-Star Equity Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty All-Star Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek total investment return, comprised of long-term capital appreciation and current income, through investments primarily in a diversified portfolio of equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management, sub-advisory and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Liberty Asset Management Company ("LAMCO"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, LAMCO and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $    524,787
                                         ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $825,045 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments.

All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of December 31, 2001, the tax composition of dividends was as follows:

Ordinary income                           $   853,363
Long-term capital gains                       561,711
                                          -----------
                                          $ 1,415,074
                                          ===========

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays LAMCO a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $204 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $23,743,772 and $28,446,855, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation        $  3,500,083
     Gross unrealized depreciation         (13,367,574)
                                          ------------
       Net unrealized depreciation        $ (9,867,491)
                                          ============

FINANCIAL HIGHLIGHTS
Liberty All-Star Equity Fund, Variable Series -- Class A Shares

Selected data for a share outstanding throughout each period is as follows:


                                                (UNAUDITED)
                                                 SIX MONTHS                                                            PERIOD
                                                   ENDED                        YEAR ENDED DECEMBER 31,                ENDED
                                                  JUNE 30,        ------------------------------------------------  DECEMBER 31,
                                                   2002              2001         2000        1999         1998       1997 (a)
                                                 ---------        ----------   ----------   ---------   ----------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   10.54        $    12.43   $    12.47   $   11.90   $    10.07  $      10.00
                                                 ---------        ----------   ----------   ---------   ----------  ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                        --(c)           0.03         0.05        0.06         0.06          0.01
Net realized and unrealized gain (loss)
  on investments                                     (1.77)            (1.66)        0.75        0.94         1.82          0.07
                                                 ---------        ----------   ----------   ---------   ----------  ------------
    Total from Investment Operations                 (1.77)            (1.63)        0.80        1.00         1.88          0.08
                                                 ---------        ----------   ----------   ---------   ----------  ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              --             (0.03)       (0.05)      (0.05)       (0.05)        (0.01)
From net realized capital gains                         --             (0.23)       (0.79)      (0.38)          --            --
                                                 ---------        ----------   ----------   ---------   ----------  ------------
    Total Distributions Declared to
      Shareholders                                      --             (0.26)       (0.84)      (0.43)       (0.05)        (0.01)
                                                 ---------        ----------   ----------   ---------   ----------  ------------
NET ASSET VALUE, END OF PERIOD                   $    8.77        $    10.54   $    12.43   $   12.47   $    11.90  $      10.07
                                                 =========        ==========   ==========   =========   ==========  ============
Total return (d)(e)(f)                              (16.79)%(g)       (12.81)%       6.35%       8.47%       18.67%         0.80%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                                          1.00%(i)          1.00%        0.98%       0.95%        1.00%         1.00%(i)
Net investment income (h)                             0.02%(i)          0.26%        0.37%       0.47%        0.54%         0.83%(i)
Waiver/reimbursement                                  0.07%(i)            --         0.02%         --         0.04%         0.45%(i)
Portfolio turnover rate                                 47%(g)            62%          97%         75%          70%            1%(g)
Net assets, end of period (000's)                $  39,863        $   52,245   $   69,249   $  80,095   $   44,870  $     22,228

(a) For the period from commencement of operations on November 17, 1997 to December 31, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Represents less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2002

   Liberty Newport Japan Opportunities Fund, Variable Series seeks capital appreciation.

   David Smith is the fund's portfolio manager. Mr. Smith is a senior vice president of Newport Fund Management, Inc. (Newport) and its immediate parent, Newport Pacific Management, Inc. He has managed various other funds or accounts on behalf of Newport since October 1994.

In the Japanese banking sector, many stocks rebounded on the hope that they would benefit from a yet-to-be announced government bailout. The fund did not have exposure to these stocks because it focuses on companies with good underlying business prospects. Our approach deliberately precludes any significant exposure to Japan's banking sector, which we believe is close to insolvency and will have to rely on massive amounts of money from the public sector in order to survive.

REFORMS STAGNATE, BUT EXPORTERS GAIN
The political news has not brightened the picture. We have stated that the government of Prime Minister Junichiro Koizumi represented one of the best chances Japan has had in a long time to institute much-needed reform plans. Unfortunately, the last six months have been a significant disappointment on the reform front. In spite of his personal popularity, which has diminished somewhat in recent months, Koizumi has not been an effective reformist. The ruling coalition party, the LDP (Liberal Democratic Party) continues to be dominated by special interest groups, which have successfully prevented significant progress on Japan's structural problems.

   However, even an unattractive macroeconomic picture has its occasional bright spots. In that respect, the weakening of the yen during the period under review boosted many of the blue chip exporting companies, notably Canon and Ricoh (5.9% and 4.1% of net assets, respectively), which have also benefited, at the expense of Xerox(1), from gains in market share.(2)

IMPROVED OUTLOOK
In spite of this political impasse, we believe that several companies in Japan are set to produce good earnings. Fujisawa Pharmaceutical (1.9% of net assets), a recent addition to the fund, is expected to increase its bottom line by 30% for the next few years. This is one of the few companies globally to have a solid medium-term line up of new drugs in its pipeline. Secom (3.8% of net assets), a commercial and residential security provider, is also expected to produce healthy, stable earnings as the uncertain domestic economic outlook drives demand for security services.

   While we do not expect a full-fledged global economic recovery in Japan in 2002, we do expect a modest improvement from the severely depressed levels currently seen. The business cycle appears to have bottomed and there are signs that global industrial production is stabilizing. Progress in inventory adjustment has been taking place and the number of downward earnings revisions has been waning. In addition, we expect year-over-year growth comparisons to be favorable. The market cycle also seems to be bottoming, as investor sentiment is extremely depressed, stock valuations appear attractive and abundant liquidity exists in the system. At the same time, the painful process of restructuring within Japanese companies has reaccelerated. We feel these "streamlined" corporations should be poised to take advantage of any increase in global demand, no matter how slight.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

(1)  Xerox was not held in the portfolio.
(2)  Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                                  6-MONTH
                                (CUMULATIVE)   1-YEAR    LIFE
--------------------------------------------------------------
Class A (5/30/00)                    4.36      -17.86   -28.37
MSCI Japan Index(1)                  8.16      -16.77   -20.53

Inception date of share class is in parentheses.

NET ASSET VALUE ($)                     12/31/01     6/30/02
------------------------------------------------------------
Class A                                   5.73        5.98

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 6/30/02

Class A: $4,983

                  CLASS A SHARES     MSCI JAPAN INDEX
 5/2000                 $10,000
 5/2000                 $10,008               $10,000
 6/2000                 $10,441               $10,687
 7/2000                 $ 9,033               $ 9,456
 8/2000                 $ 9,916               $10,068
 9/2000                 $ 9,483               $ 9,567
10/2000                 $ 8,225               $ 9,012
11/2000                 $ 7,783               $ 8,638
12/2000                 $ 7,033               $ 8,113
 1/2001                 $ 6,950               $ 8,017
 2/2001                 $ 6,191               $ 7,656
 3/2001                 $ 6,042               $ 7,428
 4/2001                 $ 6,408               $ 7,933
 5/2001                 $ 6,583               $ 7,914
 6/2001                 $ 6,066               $ 7,442
 7/2001                 $ 5,475               $ 6,888
 8/2001                 $ 5,191               $ 6,716
 9/2001                 $ 4,891               $ 6,088
10/2001                 $ 5,075               $ 6,076
11/2001                 $ 5,108               $ 6,142
12/2001                 $ 4,775               $ 5,727
 1/2002                 $ 4,341               $ 5,279
 2/2002                 $ 4,408               $ 5,498
 3/2002                 $ 4,624               $ 5,945
 4/2002                 $ 4,891               $ 6,152
 5/2002                 $ 5,174               $ 6,535
 6/2002                 $ 4,983               $ 6,194

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) Japan Index is an unmanaged index that tracks the performance of Japanese stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

INVESTMENT PORTFOLIO
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2002 (Unaudited)

                                                          SHARES        VALUE
                                                         --------    -----------
COMMON STOCKS--94.0%
CONSUMER DISCRETIONARY--18.7%
AUTOMOBILES & COMPONENTS--1.9%
AUTOMOBILE MANUFACTURERS--1.9%
Honda Motor Co., Ltd.                                         600    $    24,384
                                                                     -----------
CONSUMER DURABLES & APPAREL--5.6%
CONSUMER ELECTRONICS--3.3%
Sony Corp.                                                    800         42,346
                                                                     -----------
LEISURE PRODUCTS--2.3%
Nintendo Co., Ltd.                                            200         29,519
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE--1.0%
RESTAURANTS--1.0%
PLENUS Co., Ltd.                                              300         12,393
                                                                     -----------
RETAILING--10.2%
APPAREL RETAIL--4.6%
Marui Co. Ltd.                                              1,000         12,702
Shimamura Co., Ltd.                                           600         46,160
                                                                     -----------
                                                                          58,862
                                                                     -----------
COMPUTER & ELECTRONICS RETAIL--4.1%
Yamada Denki Co., Ltd.                                        600         52,682
                                                                     -----------
GENERAL MERCHANDISE STORES--1.5%
Don Quijote Co., Ltd.                                         200         19,300
                                                                     -----------

CONSUMER STAPLES--11.3%
FOOD & DRUG RETAILING--8.4%
FOOD RETAIL--8.4%
C Two-Network Co., Ltd.                                       600         18,966
Goldcrest Co., Ltd.                                           600         18,464
Katokichi Co., Ltd.                                           900         15,805
Ito En, Ltd.                                                  400         15,186
Seven-Eleven Japan Co., Ltd.                                1,000         39,470
                                                                     -----------
                                                                         107,891
                                                                     -----------
HOUSEHOLD & PERSONAL PRODUCTS--2.9%
HOUSEHOLD PRODUCTS--2.9%
FANCL Corp.                                                   400         14,718
Kao Corp.                                                   1,000         23,080
                                                                     -----------
                                                                          37,798
                                                                     -----------

ENERGY--1.1%
ENERGY--1.1%
OIL & GAS REFINING & MARKETING--1.1%
Tokyo Gas Co., Ltd.                                         5,000         13,923
                                                                     -----------

FINANCIALS--10.7%
DIVERSIFIED FINANCIALS--10.7%
CONSUMER FINANCE--10.7%
Acom Co., Ltd.                                                200         13,697
Aeon Credit Service Co., Ltd.                                 600         35,924
Aiful Corp.                                                   600         39,436
Orix Corp.                                                    600         48,518
                                                                     -----------
                                                                         137,575
                                                                     -----------

HEALTH CARE--5.3%
PHARMACEUTICALS & BIOTECHNOLOGY--5.3%
PHARMACEUTICALS--5.3%
Fujisawa Pharmaceutical Co., Ltd.                           1,000    $    24,000
Takeda Chemical Industries Ltd.                             1,000         43,985
                                                                     -----------
                                                                          67,985
                                                                     -----------

INDUSTRIALS--13.2%
CAPITAL GOODS--1.4%
INDUSTRIAL MACHINERY--1.4%
Union Tool Co.                                                400         17,962
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES--8.6%
DIVERSIFIED COMMERCIAL SERVICES--8.6%
Bellsystem24, Inc.                                            100         35,080
Park24 Co., Ltd.                                            1,500         25,714
Secom Co., Ltd.                                             1,000         49,170
                                                                     -----------
                                                                         109,964
                                                                     -----------
TRANSPORTATION--3.2%
AIR FREIGHT & COURIERS--1.4%
Yamato Transport Co., Ltd.                                  1,000         18,271
                                                                     -----------
RAILROADS--1.8%
East Japan Railway Co.                                          5         23,456
                                                                     -----------

INFORMATION TECHNOLOGY--28.5%
SOFTWARE & SERVICES--3.0%
APPLICATIONS SOFTWARE--3.0%
Funai Electric Co., Ltd.                                      200         24,752
Hitachi Software Engineering Co., Ltd.                        400         14,049
                                                                     -----------
                                                                          38,801
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT--25.5%
ELECTRONIC EQUIPMENT & INTRUMENTS--9.4%
Hirose Electric Co., Ltd.                                     400         34,954
Keyence Corp.                                                 200         42,463
Mabuchi Motor Co.                                             100          9,876
Nitto Denko Corp.                                           1,000         32,864
                                                                     -----------
                                                                         120,157
                                                                     -----------
NETWORKING EQUIPMENT--1.7%
Net One Systems Co., Ltd.                                       4         22,478
                                                                     -----------
OFFICE ELECTRONICS--10.0%
Canon, Inc.                                                 2,000         75,762
Ricoh Co., Ltd.                                             3,000         52,055
                                                                     -----------
                                                                         127,817
                                                                     -----------
SEMICONDUCTORS--3.5%
Rohm Co., Ltd.                                                300         44,880
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT--0.9%
Japan Telecom Co., Ltd.                                         4         11,473
                                                                     -----------

MANUFACTURING--2.3%
CHEMICALS--2.3%
Shin-Etsu Chemical Co., Ltd.                                  700         30,146
                                                                     -----------

                       See Notes to Investment Portfolio.

                                       116

                                                          PAR           VALUE
                                                      -----------    -----------
TELECOMMUNICATION SERVICES--2.9%
WIRELESS TELECOMMUNICATION SERVICES--2.9%
NTT DoCoMo, Inc.                                               15         37,003
                                                                     -----------
TOTAL COMMON STOCKS
   (cost of $1,650,635)                                                1,207,066
                                                                     -----------

SHORT-TERM OBLIGATION--6.5%
Repurchase agreement with
   SBC Warburg Ltd., dated
   6/28/02 due 07/01/02 at
   1.900%, collateralized by
   U.S. Treasury Bonds and
   Notes with various
   maturities to 2027, market
   value $84,948 (repurchase proceeds
   $83,013)
   (cost of $83,000)                                  $    83,000    $    83,000
                                                                     -----------
TOTAL INVESTMENTS--100.5%
   (cost of $1,733,635) (a)                                            1,290,066
                                                                     -----------
OTHER ASSETS & LIABILITIES, NET--(0.5)%                                   (6,538)
                                                                     -----------
NET ASSETS--100.0%                                                   $ 1,283,528
                                                                     -----------

NOTES TO INVESTMENT PORTFOLIO:
(a) Cost for both financial statement and federal income purposes is the same.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost (includes short-term obligation)                $ 1,733,635
                                                                     -----------
Investments, at value                                                  1,290,066
Cash                                                                         250
Foreign currency (cost of $669)                                              744
Receivable for:
   Interest                                                                   13
   Dividends                                                               1,397
   Expense reimbursement due from Manager                                 10,220
   Deferred Trustees' compensation plan                                      630
                                                                     -----------
     TOTAL ASSETS                                                      1,303,320
                                                                     -----------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                    46
   Management fee                                                          1,257
   Transfer agent fee                                                        722
   Pricing and bookkeeping fees                                            1,069
   Trustees' fee                                                             414
Deferred Trustees' fee                                                       630
Other liabilities                                                         15,654
                                                                     -----------
     TOTAL LIABILITIES                                                    19,792
                                                                     -----------
NET ASSETS                                                           $ 1,283,528
                                                                     ===========
COMPOSITION OF NET ASSETS:
Paid-in capital                                                      $ 2,518,944
Accumulated net investment loss                                           (8,717)
Accumulated net realized loss                                           (783,323)
Net unrealized appreciation/depreciation on:
   Investments                                                          (443,569)
   Foreign currency translations                                             193
                                                                     -----------
NET ASSETS                                                           $ 1,283,528
                                                                     ===========
CLASS A:
Net assets                                                           $    49,857
Shares outstanding                                                         8,333
                                                                     ===========
Net asset value per share                                            $      5.98
                                                                     ===========
CLASS B:
Net assets                                                           $ 1,233,671
Shares outstanding                                                       206,474
                                                                     ===========
Net asset value per share                                            $      5.97
                                                                     ===========

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Newport Japan Opportunities Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest                                                             $     1,344
Dividends                                                                  2,655
                                                                     -----------
Total Investment Income (net of foreign taxes withheld of $469)            3,999
EXPENSES:
Management fee                                                             7,238
Distribution fee - Class B                                                 1,449
Pricing and bookkeeping fees                                               5,566
Transfer agent fee                                                         3,847
Trustees' fee                                                              2,484
Audit fee                                                                  7,966
Custodian fee                                                              3,189
Legal fee                                                                  1,846
Reports to shareholders                                                    1,902
Other expenses                                                               104
                                                                     -----------
   Total Expenses                                                         35,591
Fees and expenses reimbursed by Manager                                  (22,900)
Fees reimbursed by Distributor--Class B                                   (1,449)
Custody earnings credit                                                       (3)
                                                                     -----------
   Net Expenses                                                           11,239
                                                                     -----------
Net Investment Loss                                                       (7,240)
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY:
Net realized loss on:
   Investments                                                          (217,528)
   Foreign currency transactions                                            (411)
                                                                     -----------
     Net realized loss                                                  (217,939)
                                                                     -----------
Net change in unrealized appreciation/depreciation on:
   Investments                                                           278,042
   Foreign currency translations                                             213
                                                                     -----------
     Net change in unrealized appreciation/depreciation                  278,255
                                                                     -----------
Net Gain                                                                  60,316
                                                                     -----------
Net Increase in Net Assets from Operations                           $    53,076
                                                                     ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2002

                                                                                 (UNAUDITED)
                                                                                 SIX MONTHS           YEAR
                                                                                   ENDED             ENDED
                                                                                  JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                  2002              2001
----------------------------------                                              ------------      ------------
OPERATIONS:
Net investment loss                                                             $     (7,240)     $    (15,266)
Net realized loss on investments and foreign currency transactions                  (217,939)         (463,128)
Net change in unrealized appreciation/depreciation on investments
   and foreign currency translations                                                 278,255          (110,782)
                                                                                ------------      ------------
        Net Increase (Decrease) from Operations                                       53,076          (589,176)
                                                                                ------------      ------------
SHARE TRANSACTIONS:
Class B:
   Subscriptions                                                                          --           511,014
   Redemptions                                                                        (1,754)         (570,946)
                                                                                ------------      ------------
Net Decrease from Share Transactions                                                  (1,754)          (59,932)
                                                                                ------------      ------------
Total Increase (Decrease) in Net Assets                                               51,322          (649,108)
NET ASSETS:
Beginning of period                                                                1,232,206         1,881,314
                                                                                ------------      ------------
End of period (including accumulated net investment loss of $(8,717) and
   $(1,477), respectively)                                                      $  1,283,528      $  1,232,206
                                                                                ============      ============
CHANGES IN SHARES:
Class B:
   Subscriptions                                                                          --            61,941
   Redemptions                                                                          (325)          (69,476)
                                                                                ------------      ------------
        Net Decrease                                                                    (325)           (7,535)
                                                                                ------------      ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty Newport Japan Opportunities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Newport Fund Management, Inc. ("Newport"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Newport and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                 CAPITAL LOSS
    EXPIRATION                CARRYFORWARD
    ----------                ------------
       2008                   $     26,592
       2009                        305,766
                              ------------
                              $    332,358
                              ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $233,027 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.20% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 1.00% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.85% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.85% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $3 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $183,840 and $107,270, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation           $  29,576
     Gross unrealized depreciation            (473,145)
                                             ---------
       Net unrealized depreciation           $(443,569)
                                             =========

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions. In addition, concentration of investments in a single region or country may result in greater volatility.

FINANCIAL HIGHLIGHTS
Liberty Newport Japan Opportunities Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                             (UNAUDITED)
                                                             SIX MONTHS          YEAR             PERIOD
                                                                ENDED            ENDED             ENDED
                                                              JUNE 30,        DECEMBER 31,      DECEMBER 31,
                                                                2002             2001             2000 (a)
                                                             ----------       -----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $     5.73       $      8.44       $      12.00
                                                             ----------       -----------       ------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss (b)                                           (0.03)            (0.07)             (0.07)
Net realized and unrealized gain (loss) on investments             0.28             (2.64)             (3.49)
                                                             ----------       -----------       ------------
       Total from Investment Operations                            0.25             (2.71)             (3.56)
                                                             ----------       -----------       ------------
NET ASSET VALUE, END OF PERIOD                               $     5.98       $      5.73       $       8.44
                                                             ==========       ===========       ============
Total return (c)(d)(e)                                             4.36%(f)        (32.11)%           (29.67)%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                       1.85%(h)          1.85%              1.85%(h)
Net investment loss (g)                                           (1.18)%(h)        (1.00)%           (1.07)%(h)
Waiver/reimbursement                                               3.79%(h)          2.93%              2.65%(h)
Portfolio turnover rate                                              10%(f)            22%                16%(f)
Net assets, end of period (000's)                            $       50       $        48       $         70

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Liberty S&P 500 Index Fund, Variable Series / June 30, 2002

   Liberty S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large US companies.

   Tom O'Brien, a principal of SSgA Funds Management, Inc., is the portfolio manager of the fund.

ROUGH TIME FOR STOCKS DURING FIRST HALF OF 2002
Returns on stocks were negative during the first half of the year. The S&P 500 Index declined 13.15% as ongoing worries about terrorism combined with the slowdown in the economy. Corporate accounting scandals involving several large, well-known companies continued to rock the stock market and undermine investor confidence. Although interest rates stayed low and inflation was minimal, bad news dominated the markets and created an atmosphere of mistrust that left many investors on the sidelines.

WORLDCOM ELIMINATED FROM S&P 500 INDEX
The accounting errors uncovered at WorldCom further rattled an already shaky stock market. Investigations showed that the company had improperly reported earnings to show profits, when in fact there had been multiple quarters of losses. This led to a decline in its share price of 91.2% from January 1 through May 14, 2002, when the stock was removed from the S&P 500 Index. Fortunately, as one of 500 holdings in the fund, the direct impact of WorldCom on overall total return was minor before it was removed from the index and sold from the fund--a loss of approximately 0.36%. The ripple effect of the scandal on investor confidence and market stability was much more severe, however. No industry sector posted a positive return for the six months ended June 30, 2002.

INDIVIDUAL COMPANIES POSTED GAINS
Despite the overall slump, individual companies in several sectors performed surprisingly well. Pactiv Corp. (0.04% of net assets), a leading provider of packaging solutions for food and consumer products, was up 34.1%.(1) Worthington Industries (0.02% of net assets), a diversified metal processing company, also gained 27.5% during the period. In consumer staples, The Pepsi Bottling Group (0.1% of net assets) gained 31.1% and Coca Cola Enterprises (0.1% of net assets) rose 16.6%.

INFORMATION TECHNOLOGY AND TELECOMMUNICATIONS CONTINUED TO SLIDE
There were a few positive stories in the technology sector, as well, but they were the exception. Intuit (0.1% of net assets) gained 16.3% during the period and Motorola (0.3% of net assets) dropped 4.0%. More typical of the sector were Vitesse Semiconductor (0.01% of net assets) and Nortel Networks (0.1% of net assets), which both lost more than 75% during the first half of the year. In telecommunications, Qwest Communications International (0.1% of net assets) and Sprint Corp (PCS Group) (0.0% of net assets) declined 80.2% and 81.6%, respectively, as fallout from WorldCom spread through the industry. No telecommunications stock in the S&P 500 posted a positive return for the six-month period.

MAINTAINING AN INDEX STRATEGY
The fund is managed with a replication strategy, owning all 500 names in the S&P 500 Index. This means that fund performance should closely track the performance of the benchmark. Unlike the index, however, the fund actually buys and sells stocks as necessary in response to cash flows in the fund and to keep up with changes in the composition of the index. A company may be removed from the index due to a merger, acquisition, restructuring or bankruptcy, as happened with WorldCom this year. In that case, another company is added to keep the number of holdings at 500. For this reason, the stocks held by the fund may, for brief periods, differ from those that make up the index.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

(1)  Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Liberty S&P 500 Index Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                               6-MONTH
                             (CUMULATIVE)      1-YEAR    LIFE
--------------------------------------------------------------
 Class A (5/30/00)              -14.04         -18.89   -14.76
 S&P 500 Index(1)               -13.15         -17.98   -14.82

Inception date of share class is in parentheses.

NET ASSET VALUE ($)        12/31/01    6/30/02
--------------------------------------------------------------
 Class A                     9.90        8.51

[CHART]

VALUE OF A $10,000 INVESTMENT 5/30/00 - 6/30/02

Class A: $7,165

         CLASS A SHARES     S&P 500 INDEX
 5/2000         $10,000
 5/2000         $10,008           $10,000
 6/2000         $10,316           $10,246
 7/2000         $10,167           $10,086
 8/2000         $10,792           $10,713
 9/2000         $10,225           $10,147
10/2000         $10,209           $10,104
11/2000         $ 9,426           $ 9,308
12/2000         $ 9,471           $ 9,354
 1/2001         $ 9,815           $ 9,686
 2/2001         $ 8,944           $ 8,803
 3/2001         $ 8,367           $ 8,246
 4/2001         $ 9,012           $ 8,886
 5/2001         $ 9,070           $ 8,946
 6/2001         $ 8,835           $ 8,728
 7/2001         $ 8,743           $ 8,643
 8/2001         $ 8,207           $ 8,102
 9/2001         $ 7,554           $ 7,449
10/2001         $ 7,688           $ 7,591
11/2001         $ 8,274           $ 8,173
12/2001         $ 8,336           $ 8,245
 1/2002         $ 8,201           $ 8,125
 2/2002         $ 8,042           $ 7,968
 3/2002         $ 8,336           $ 8,267
 4/2002         $ 7,822           $ 7,766
 5/2002         $ 7,738           $ 7,710
 6/2002         $ 7,165           $ 7,161

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVERTIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from May 31, 2000.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / June 30, 2002 (Unaudited)

                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCKS--94.2%
CONSUMER DISCRETIONARY--13.1 %
AUTO PARTS & EQUIPMENT--0.3 %
Dana Corp.                                                     473   $     8,765
Delphi Automotive Systems Corp.                              1,695        22,374
Johnson Controls, Inc.                                         233        19,015
TRW, Inc.                                                      375        21,367
Visteon Corp.                                                  346         4,913
                                                                     -----------
                                                                          76,434
                                                                     -----------
AUTOMOBILE MANUFACTURERS--0.6 %
Ford Motor Co.                                               5,246        83,936
General Motors Corp.                                         1,701        90,918
                                                                     -----------
                                                                         174,854
                                                                     -----------
MOTORCYCLE MANUFACTURERS--0.2 %
Harley-Davidson, Inc.                                          876        44,913
                                                                     -----------
TIRES & RUBBER--0.0%
Cooper Tire & Rubber Co.                                       200         4,110
Goodyear Tire & Rubber Co.                                     531         9,935
                                                                     -----------
                                                                          14,045
                                                                     -----------
CONSUMER DURABLES & APPAREL--1.1%
APPAREL & ACCESSORIES--0.1%
Jones Apparel Group, Inc.                                      368        13,800
Liz Claiborne, Inc.                                            314         9,985
VF Corp.                                                       334        13,096
                                                                     -----------
                                                                          36,881
                                                                     -----------
FOOTWEAR--0.2%
Nike, Inc., Class B                                            785        42,115
Reebok International Ltd.                                      160         4,720
                                                                     -----------
                                                                          46,835
                                                                     -----------
HOMEBUILDING--0.1%
Centex Corp.                                                   161         9,304
KB Home Corp.                                                  150         7,727
Pulte Home Corp.                                               175        10,059
                                                                     -----------
                                                                          27,090
                                                                     -----------
HOUSE FURNISHINGS--0.0%
Leggett & Platt, Inc.                                          616        14,414
                                                                     -----------
HOUSEHOLD APPLIANCES--0.2%
Black & Decker Corp.                                           240        11,568
Maytag Corp.                                                   199         8,487
Snap-On, Inc.                                                  150         4,454
Stanley Works                                                  258        10,581
Whirlpool Corp.                                                176        11,503
                                                                     -----------
                                                                          46,593
                                                                     -----------
HOUSEWARES & SPECIALTIES--0.2%
American Greetings Corp., Class A                              157         2,616
Fortune Brands, Inc.                                           439        24,584
Newell Rubbermaid, Inc.                                        811        28,434
Tupperware Corp.                                               150         3,119
                                                                     -----------
                                                                          58,753
                                                                     -----------
LEISURE PRODUCTS--0.2%
Brunswick Corp.                                                281         7,868
Hasbro, Inc.                                                   537         7,282
Mattel, Inc.                                                 1,251        26,371
                                                                     -----------
                                                                          41,521
                                                                     -----------
PHOTOGRAPHIC EQUIPMENT--0.1%
Eastman Kodak Co.                                              862   $    25,145
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE--1.2%
CASINOS & GAMING--0.1%
Harrah's Entertainment, Inc. (a)                               395        17,518
International Game Technology, Inc. (a)                        247        14,005
                                                                     -----------
                                                                          31,523
                                                                     -----------
HOTELS--0.4%
Carnival Corp.                                               1,679        46,492
Hilton Hotels Corp.                                          1,161        16,138
Marriott International, Inc., Class A                          745        28,347
Starwood Hotels & Resorts
   Worldwide, Inc.                                             569        18,714
                                                                     -----------
                                                                         109,691
                                                                     -----------
RESTAURANTS--0.7%
Darden Restaurants, Inc.                                       571        14,104
McDonald's Corp.                                             3,718       105,777
Starbucks Corp. (a)                                          1,141        28,354
Wendy's International, Inc.                                    347        13,821
Yum! Brand, Inc.                                               878        25,682
                                                                     -----------
                                                                         187,738
                                                                     -----------
MEDIA--3.3%
ADVERTISING--0.2%
Interpublic Group of Cos., Inc.                              1,109        27,459
Omnicom Group, Inc.                                            538        24,640
TMP Worldwide, Inc.                                            300         6,450
                                                                     -----------
                                                                          58,549
                                                                     -----------
BROADCASTING & CABLE--0.5%
Clear Channel Communications, Inc. (a)                       1,790        57,316
Comcast Corp., Special Class A                               2,752        65,608
Univision Communications, Class A (a)                          660        20,724
                                                                     -----------
                                                                         143,648
                                                                     -----------
MOVIES & ENTERTAINMENT--1.9%
AOL Time Warner, Inc. (a)                                   13,008       191,348
The Walt Disney Co.                                          5,990       113,211
Viacom, Inc., Class B (a)                                    5,208       231,079
                                                                     -----------
                                                                         535,638
                                                                     -----------
PUBLISHING & PRINTING--0.7%
Dow Jones & Co., Inc.                                          255        12,355
Gannett Co., Inc.                                              750        56,925
Knight-Ridder, Inc.                                            244        15,360
McGraw-Hill Cos., Inc.                                         569        33,969
Meredith Corp.                                                 157         6,021
New York Times Co., Class A                                    443        22,815
Tribune Co.                                                    874        38,019
                                                                     -----------
                                                                         185,464
                                                                     -----------
RETAILING--6.4%
APPAREL RETAIL--0.4%
TJX Cos., Inc.                                               1,606        31,494
The Gap, Inc.                                                2,520        35,784
The Limited, Inc.                                            1,525        32,483
                                                                     -----------
                                                                          99,761
                                                                     -----------
COMPUTER & ELECTRONICS RETAIL--0.2%
Best Buy Co., Inc. (a)                                         930        33,759

                       See Notes to Investment Portfolio.

                                       127

                                                           SHARES       VALUE
                                                         ---------   -----------
Circuit City Stores, Inc.                                      672   $    12,600
RadioShack Corp.                                               505        15,180
                                                                     -----------
                                                                          61,539
                                                                     -----------
DEPARTMENT STORES--0.8%
American Standard Cos., Inc                                    200        15,020
Dillard Department Stores, Inc.                                222         5,836
Federated Department Stores, Inc. (a)                          549        21,795
J. C. Penney Co., Inc.                                         781        17,198
Kohl's Corp. (a)                                               982        68,819
May Department Stores Co.                                      865        28,484
Nordstrom, Inc.                                                410         9,287
Sears, Roebuck & Co.                                           916        49,739
                                                                     -----------
                                                                         216,178
                                                                     -----------
GENERAL MERCHANDISE STORES--3.3%
Big Lots, Inc. (a)                                             401         7,892
Costco Wholesale Corp. (a)                                   1,318        50,901
Dollar General Corp.                                           970        18,459
Family Dollar Stores, Inc.                                     500        17,625
Target Corp.                                                 2,712       103,327
Wal-Mart Stores, Inc.                                       13,108       721,071
                                                                     -----------
                                                                         919,275
                                                                     -----------
HOME IMPROVEMENT RETAIL--1.3%
Home Depot, Inc.                                             6,946       255,127
Lowe's Companies, Inc.                                       2,292       104,057
Sherwin Williams Co.                                           435        13,020
                                                                     -----------
                                                                         372,204
                                                                     -----------
SPECIALTY STORES--0.4%
AutoZone, Inc. (a)                                             284        21,953
Bed Bath & Beyond, Inc. (a)                                    858        32,381
Office Depot, Inc. (a)                                         912        15,322
Staples, Inc. (a)                                            1,364        26,871
Tiffany & Co. (a)                                              422        14,854
Toys "R" Us, Inc. (a)                                          562         9,818
                                                                     -----------
                                                                         121,199
                                                                     -----------

CONSUMER STAPLES--9.3%
FOOD & DRUG RETAILING--1.2%
DRUG RETAIL--0.5%
CVS Corp.                                                    1,148        35,129
Walgreen Co.                                                 3,055       118,015
                                                                     -----------
                                                                         153,144
                                                                     -----------
FOOD DISTRIBUTORS--0.2%
Supervalu, Inc.                                                412        10,106
Sysco Corp.                                                  1,891        51,473
                                                                     -----------
                                                                          61,579
                                                                     -----------
FOOD RETAIL--0.5%
Albertson's, Inc.                                            1,191        36,278
The Kroger Corp. (a)                                         2,354        46,845
Safeway, Inc. (a)                                            1,453        42,413
Winn-Dixie Stores, Inc.                                        458         7,140
                                                                     -----------
                                                                         132,676
                                                                     -----------
FOOD, BEVERAGES & TOBACCO--5.7%
AGRICULTURAL PRODUCTS--0.1%
Archer Daniels Midland Co.                                   1,931   $    24,698
                                                                     -----------
BREWERS--0.5%
Adolph Coors Co., Class B                                       96         5,981
Anheuser Busch Cos., Inc.                                    2,555       127,750
Brown-Forman Corp., Class B                                    206        14,214
                                                                     -----------
                                                                         147,945
                                                                     -----------
PACKAGED FOODS--1.5%
Campbell Soup Co.                                            1,206        33,358
ConAgra Foods, Inc.                                          1,576        43,576
General Mills, Inc.                                          1,083        47,739
Heinz (H.J.) Co.                                             1,040        42,744
Hershey Foods Corp.                                            391        24,438
Kellogg Co.                                                  1,191        42,709
Sara Lee Corp.                                               2,312        47,720
Unilever N.V., ADR                                           1,644       106,531
Wm. Wrigley Jr. Co.                                            661        36,586
                                                                     -----------
                                                                         425,401
                                                                     -----------
SOFT DRINKS--2.6%
Coca Cola Co.                                                7,247       405,832
Coca-Cola Enterprises, Inc.                                  1,310        28,925
PepsiCo, Inc.                                                5,239       252,520
The Pepsi Bottling Group, Inc.                                 832        25,626
                                                                     -----------
                                                                         712,903
                                                                     -----------
TOBACCO--1.0%
Philip Morris Companies, Inc.                                6,250       273,000
UST, Inc.                                                      473        16,082
                                                                     -----------
                                                                         289,082
                                                                     -----------
HOUSEHOLD & PERSONAL PRODUCTS--2.4%
HOUSEHOLD PRODUCTS--1.9%
Clorox Co.                                                     687        28,407
Colgate-Palmolive Co.                                        1,591        79,630
Kimberly Clark Corp.                                         1,516        93,992
Procter & Gamble Co.                                         3,797       339,072
                                                                     -----------
                                                                         541,101
                                                                     -----------
PERSONAL PRODUCTS--0.5%
Alberto Culver Co., Class B                                    178         8,508
Avon Products, Inc.                                            694        36,255
The Gillette Co.                                             3,153       106,792
                                                                     -----------
                                                                         151,555
                                                                     -----------

ENERGY--7.1%
INTEGRATED OIL & GAS--5.8%
Amerada Hess Corp.                                             255        21,038
ChevronTexaco Corp.                                          3,118       275,943
Conoco, Inc., Class B                                        1,876        52,153
Exxon Mobil Corp.                                           19,913       814,840
Marathon Oil Corp.                                             925        25,086
Occidental Petroleum Corp.                                   1,100        32,989
Phillips Petroleum Co.                                       1,118        65,828
Royal Dutch Petroleum Co. (a)                                6,212       343,337
                                                                     -----------
                                                                       1,631,214
                                                                     -----------

                       See Notes to Investment Portfolio.

                                       128

                                                          SHARES        VALUE
                                                        ----------   -----------
OIL & GAS DRILLING--0.2%
Nabors Industries, Inc. (a)                                    426   $    15,038
Noble Drilling Corp. (a)                                       395        15,247
Rowan Companies, Inc. (a)                                      240         5,148
Transocean Sedco Forex, Inc.                                   937        29,188
                                                                     -----------
                                                                          64,621
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES--0.5%
BJ Services                                                    500        16,940
Baker Hughes, Inc.                                             987        32,857
Halliburton Co.                                              1,255        20,005
Schlumberger Ltd.                                            1,657        77,051
                                                                     -----------
                                                                         146,853
                                                                     -----------
OIL & GAS EXPLORATION & PRODUCTS--0.6%
Anadarko Petroleum Corp.                                       730        35,989
Apache Corp.                                                   402        23,107
Burlington Resources, Inc.                                     635        24,130
Devon Energy Corp.                                             454        22,373
EOG Resources, Inc.                                            331        13,141
Kerr McGee Corp.                                               290        15,530
Unocal Corp.                                                   752        27,779
                                                                     -----------
                                                                         162,049
                                                                     -----------
OIL & GAS REFINING & MARKETING--0.0%
Ashland Oil, Inc.                                              193         7,817
Sunoco, Inc.                                                   202         7,197
                                                                     -----------
                                                                          15,014
                                                                     -----------

FINANCIALS--18.5%
BANKS--6.8%
AmSouth Bancorporation                                       1,100        24,618
BB&T Corp.                                                   1,400        54,040
Bank One Corp.                                               3,429       131,948
Bank of America Corp.                                        4,497       316,409
Bank of New York Co., Inc.                                   2,189        73,879
Charter One Financial, Inc.                                    697        23,963
Comerica, Inc.                                                 524        32,174
Fifth Third Bancorp                                          1,720       114,638
FleetBoston Financial Corp.                                  3,120       100,932
Golden West Financial Corp.                                    465        31,983
Huntington Bancshares, Inc.                                    761        14,779
KeyCorp                                                      1,246        34,016
Mellon Financial Corp.                                       1,288        40,482
National City Corp.                                          1,835        61,014
Northern Trust Corp.                                           654        28,815
PNC Financial Services Group                                   834        43,602
Regions Financial Corp.                                        651        22,883
SouthTrust Corp.                                             1,025        26,773
SunTrust Banks, Inc.                                           817        55,327
Synovus Financial Corp.                                        877        24,135
U.S. Bancorp                                                 5,613       131,064
Union Planters Corp.                                           609        19,713
Wachovia Corp.                                               3,998       152,644
Washington Mutual, Inc.                                      2,846       105,615
Wells Fargo & Co.                                            4,982       249,399
Zions Bancorporation                                           273        14,223
                                                                     -----------
                                                                       1,929,068
                                                                     -----------
DIVERSIFIED FINANCIALS--7.0%
CONSUMER FINANCE--0.7%
Capital One Financial Corp.                                    630   $    38,462
Countrywide Credit Industries, Inc.                            353        17,032
Household International, Inc.                                1,392        69,182
MBNA Corp.                                                   2,501        82,708
Providian Financial Corp.                                      909         5,345
                                                                     -----------
                                                                         212,729
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES--6.3%
Ambac Financial Group, Inc.                                    302        20,294
American Express Co.                                         3,950       143,464
Bear Stearns Companies, Inc.                                   265        16,218
Citigroup, Inc.                                             15,086       584,583
Fannie Mae                                                   2,913       214,834
First Tennessee National Corp.                                 400        15,320
Franklin Resources, Inc.                                       770        32,833
Freddie Mac                                                  2,030       124,236
J.P. Morgan Chase & Co.                                      5,885       199,619
Marshall & Ilsley Corp                                         620        19,177
Lehman Brothers Holdings, Inc.                                 708        44,264
Merrill Lynch & Co., Inc.                                    2,579       104,450
Moody's Corp.                                                  513        25,522
Morgan Stanley Dean Witter & Co.                             3,280       141,302
Schwab (Charles) Corp.                                       3,977        44,542
State Street Corp.                                             950        42,465
Stilwell Financial, Inc.                                       700        12,740
T. Rowe Price Group, Inc.                                      362        11,903
                                                                     -----------
                                                                       1,797,766
                                                                     -----------
INSURANCE--4.4%
INSURANCE BROKERS--0.4%
Aon Corp.                                                      819        24,144
Marsh & McLennan Companies, Inc.                               800        77,280
                                                                     -----------
                                                                         101,424
                                                                     -----------
LIFE & HEALTH INSURANCE--0.8%
AFLAC, Inc.                                                  1,504        48,128
Conseco, Inc.                                                  859         1,718
Jefferson-Pilot Corp.                                          431        20,257
John Hancock Financial Services, Inc.                          880        30,976
Lincoln National Corp.                                         546        22,932
MetLife, Inc.                                                2,061        59,357
Torchmark Corp.                                                373        14,249
UnumProvident Corp.                                            690        17,561
                                                                     -----------
                                                                         215,178
                                                                     -----------
MULTI-LINE INSURANCE--2.2%
American International Group, Inc.                           7,711       526,122
Hartford Financial Services Group, Inc.                        710        42,224
Loews Corp.                                                    565        29,939
MBIA, Inc.                                                     495        27,982
                                                                     -----------
                                                                         626,267
                                                                     -----------
PROPERTY & CASUALTY INSURANCE--1.0%
Ace Ltd.                                                       795        25,122
Allstate Corp.                                               2,125        78,583
Chubb Corp.                                                    499        35,329
Cincinnati Financial Corp.                                     474        22,055
MGIC Investment Corp.                                          308        20,882

                       See Notes to Investment Portfolio.

                                       129

                                                          SHARES        VALUE
                                                        ----------   -----------
SAFECO Corp.                                                   334   $    10,317
St. Paul Companies, Inc.                                       654        25,454
The Progressive Corp.                                          646        37,371
XL Capital Ltd., Class A                                       390        33,033
                                                                     -----------
                                                                         288,146
                                                                     -----------
REAL ESTATE--0.3%
REAL ESTATE INVESTMENT TRUST--0.3%
Equity Office Properties Trust                               1,218        36,662
Equity Residential Properties Trust                            772        22,195
Simon Property Group, Inc.                                     500        18,420
                                                                     -----------
                                                                          77,277
                                                                     -----------

HEALTH CARE--12.8%
HEALTH CARE DISTRIBUTORS & SERVICES--0.5%
AmerisourceBergen Corp.                                        306        23,256
Cardinal Health, Inc.                                        1,320        81,061
McKesson Corp.                                                 849        27,762
Quintiles Transnational Corp. (a)                              396         4,946
                                                                     -----------
                                                                         137,025
                                                                     -----------
HEALTH CARE EQUIPMENT--1.5%
Applera Corp.--Applied Biosystems Group                        691        13,468
Bard (C.R.), Inc.                                              172         9,732
Baxter International, Inc.                                   1,756        78,054
Becton, Dickinson & Co.                                        765        26,354
Biomet, Inc.                                                   817        22,157
Boston Scientific Corp. (a)                                  1,176        34,480
Guidant Corp.                                                  896        27,086
Medtronic, Inc.                                              3,547       151,989
St. Jude Medical, Inc.                                         253        18,684
Stryker Corp.                                                  580        31,036
Zimmer Holdings, Inc. (a)                                      572        20,398
                                                                     -----------
                                                                         433,438
                                                                     -----------
HEALTH CARE FACILITIES--0.6%
HCA, Inc.                                                    1,489        70,728
HealthSouth Corp. (a)                                        1,217        15,565
Health Management Associates, Inc. (a)                         719        14,488
Manor Care, Inc. (a)                                           358         8,234
Tenet Healthcare Corp. (a)                                     952        68,116
                                                                     -----------
                                                                         177,131
                                                                     -----------
HEALTH CARE SUPPLIES--0.0%
Bausch & Lomb, Inc.                                            179         6,059
                                                                     -----------
MANAGED HEALTH CARE--0.6%
Aetna, Inc. (a)                                                421        20,195
CIGNA Corp.                                                    423        41,209
Humana, Inc.                                                   450         7,034
United Healthcare Corp.                                        879        80,472
Wellpoint Health Networks, Inc.                                418        32,525
                                                                     -----------
                                                                         181,435
                                                                     -----------
PHARMACEUTICALS & BIOTECHNOLOGY--9.6%
BIOTECHNOLOGY--0.8%
Amgen, Inc.                                                  3,024       126,645
Biogen, Inc. (a)                                               493        20,425
Chiron Corp. (a)                                               554        19,584
Genzyme Corp. (a)                                              666        12,814
Immunex Corp. (a)                                            1,596   $    35,655
MedImmune, Inc. (a)                                            761        20,090
                                                                     -----------
                                                                         235,213
                                                                     -----------
PHARMACEUTICALS--8.8%
Abbott Laboratories                                          4,559       171,646
Allergan, Inc.                                                 376        25,098
Bristol-Myers Squibb Co.                                     5,682       146,027
Eli Lilly & Co.                                              3,284       185,218
Forest Laboratories, Inc. (a)                                  524        37,099
Johnson & Johnson                                            8,797       459,731
King Pharmaceuticals, Inc. (a)                                 754        16,777
Merck & Co., Inc.                                            6,644       336,452
Pfizer, Inc.                                                18,368       642,880
Pharmacia Corp.                                              3,843       143,920
Schering-Plough Corp.                                        4,334       106,616
Wyeth                                                        3,874       198,349
Watson Pharmaceuticals, Inc. (a)                               362         9,148
                                                                     -----------
                                                                       2,478,961
                                                                     -----------

INDUSTRIALS--10.0%
CAPITAL GOODS--7.1%
AEROSPACE & DEFENSE--2.0%
The Boeing Co.                                               2,465       110,925
General Dynamics Corp.                                         571        60,726
Goodrich (B.F.) Co.                                            285         7,786
Honeywell International, Inc.                                2,397        84,446
Lockheed Martin Corp.                                        1,317        91,532
Northrop Grumman Corp.                                         324        40,500
Raytheon Co.                                                 1,151        46,903
Rockwell Collins, Inc.                                         481        13,189
United Technologies Corp.                                    1,381        93,770
                                                                     -----------
                                                                         549,777
                                                                     -----------
BUILDING PRODUCTS--0.2%
Crane Co.                                                      150         3,807
Masco Corp.                                                  1,449        39,282
                                                                     -----------
                                                                          43,089
                                                                     -----------
CONSTRUCTION & ENGINEERING--0.0%
Flour Corp.                                                    242         9,426
McDermott International, Inc.                                  150         1,215
                                                                     -----------
                                                                          10,641
                                                                     -----------
CONSTRUCTION & FARM MACHINERY--0.4%
Caterpillar, Inc.                                              974        47,677
Cummins, Inc.                                                  107         3,542
Deere & Co.                                                    700        33,530
Navistar International Corp. (a)                               172         5,504
PACCAR, Inc.                                                   303        13,450
                                                                     -----------
                                                                         103,703
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
American Power Conversion Corp. (a)                            593         7,490
Cooper Industries, Inc.                                        244         9,589
Emerson Electric Co.                                         1,290        69,028
Molex, Inc.                                                    615        20,621
Power-One, Inc. (a)                                            167         1,039
Thomas & Betts Corp.                                           150         2,790
                                                                     -----------
                                                                         110,557
                                                                     -----------

                       See Notes to Investment Portfolio.

                                       130

                                                          SHARES        VALUE
                                                        ----------   -----------
INDUSTRIAL CONGLOMERATES--3.3%
General Electric Co.                                        29,232   $   849,190
Textron, Inc.                                                  407        19,088
Tyco International Ltd.                                      5,766        77,899
                                                                     -----------
                                                                         946,177
                                                                     -----------
INDUSTRIAL MACHINERY--0.7%
Danaher Corp.                                                  439        29,128
Dover Corp.                                                    640        22,400
Eaton Corp.                                                    199        14,477
Illinois Tool Works, Inc.                                      894        61,060
Ingersoll Rand Co.                                             489        22,328
ITT Industries, Inc.                                           266        18,780
Pall Corp.                                                     400         8,300
Parker-Hannifin Corp.                                          352        16,822
Rockwell Automation, Inc.                                      603        12,048
                                                                     -----------
                                                                         205,343
                                                                     -----------
TRADING COMPANIES & DISTRIBUTIONS--0.1%
Genuine Parts Co.                                              560        19,527
Grainger (W.W.), Inc.                                          280        14,028
                                                                     -----------
                                                                          33,555
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES--2.1%
COMMERCIAL PRINTING--0.0%
R.R. Donnelley & Sons Co.                                      293         8,072
                                                                     -----------
DATA PROCESSING SERVICES--1.0%
Automatic Data Processing, Inc.                              1,876        81,700
Concord EFS, Inc. (a)                                        1,467        44,215
First Data Corp.                                             2,250        83,700
Fiserv, Inc. (a)                                               608        22,320
Paychex, Inc.                                                1,100        34,419
The Sabre Group Holdings, Inc.                                 456        16,325
                                                                     -----------
                                                                         282,679
                                                                     -----------
DIVERSIFIED COMMERCIAL SERVICES--0.7%
Apollo Group, Inc., Class A                                    523        20,617
Cendant Corp. (a)                                            3,042        48,307
Cintas Corp.                                                   496        24,517
Convergys Corp. (a)                                            452         8,805
Deluxe Corp.                                                   185         7,195
Equifax, Inc.                                                  415        11,205
H&R Block, Inc.                                                523        24,136
IMS Health, Inc.                                               849        15,240
SLM Corp.                                                      455        44,090
                                                                     -----------
                                                                         204,112
                                                                     -----------
EMPLOYMENT SERVICES--0.0%
Robert Half International, Inc. (a)                            500        11,650
                                                                     -----------
ENVIRONMENTAL SERVICES--0.2%
Allied Waste Industries, Inc. (a)                              578         5,549
Waste Management, Inc.                                       1,789        46,603
                                                                     -----------
                                                                          52,152
                                                                     -----------
OFFICE SERVICES & SUPPLIES--0.2%
Avery Dennison Corp.                                           291        18,260
Pitney Bowes, Inc.                                             721        28,638
                                                                     -----------
                                                                          46,898
                                                                     -----------
TRANSPORTATION--0.8%
AIR FREIGHT & COURIERS--0.1%
FedEx Corp. (a)                                                865   $    46,191
                                                                     -----------
AIRLINES--0.2%
AMR Corp. (a)                                                  429         7,233
Delta Air Lines, Inc.                                          400         8,000
Southwest Airlines Co.                                       2,259        36,505
                                                                     -----------
                                                                          51,738
                                                                     -----------
RAILROADS--0.5%
Burlington Northern Santa Fe Corp.                           1,126        33,780
CSX Corp.                                                      669        23,448
Norfolk Southern Corp.                                       1,130        26,419
Union Pacific Corp.                                            727        46,005
                                                                     -----------
                                                                         129,652
                                                                     -----------
TRUCKING--0.0%
Ryder System, Inc.                                             173         4,687
                                                                     -----------

INFORMATION TECHNOLOGY--13.6%
SOFTWARE & SERVICES--4.6%
APPLICATIONS SOFTWARE--0.3%
Autodesk, Inc.                                                 300         3,975
Citrix Systems, Inc. (a)                                       550         3,322
Compuware Corp. (a)                                          1,163         7,059
Intuit, Inc. (a)                                               618        30,727
Mercury Interactive Corp. (a)                                  220         5,051
Parametric Technology Co. (a)                                  691         2,370
PeopleSoft, Inc. (a)                                           881        13,109
Siebel Systems, Inc. (a)                                     1,341        19,069
                                                                     -----------
                                                                          84,682
                                                                     -----------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--0.3%
Computer Sciences Corp. (a)                                    499        23,852
Electronic Data Systems Corp.                                1,457        54,128
Unisys Corp. (a)                                               937         8,433
                                                                     -----------
                                                                          86,413
                                                                     -----------
INTERNET SOFTWARE & SERVICES--0.1%
Yahoo!, Inc. (a)                                             1,720        25,387
                                                                     -----------
SYSTEMS SOFTWARE--3.9%
Adobe Systems, Inc.                                            733        20,891
BMC Software, Inc. (a)                                         762        12,649
Computer Associates International, Inc.                      1,706        27,108
Microsoft Corp. (a)                                         15,920       870,824
Rational Software Corp.                                        600         4,926
Novell, Inc. (a)                                             1,136         3,647
Oracle Corp. (a)                                            16,175       153,177
Veritas Software Corp. (a)                                   1,178        23,313
                                                                     -----------
                                                                       1,116,535
                                                                     -----------
TECHNOLOGY HARDWARE & EQUIPMENT--9.0%
COMPUTER HARDWARE--2.7%
Apple Computer, Inc.                                         1,042        18,464
Dell Computer Corp. (a)                                      7,614       199,030
Gateway, Inc. (a)                                              845         3,752
Hewlett-Packard Co.                                          8,812       134,642
International Business Machines Corp.                        5,001       360,072
NCR Corp. (a)                                                  280         9,688

                       See Notes to Investment Portfolio.

                                       131

                                                          SHARES        VALUE
                                                        ----------   -----------
Palm, Inc. (a)                                               1,516   $     2,668
Sun Microsystems, Inc. (a)                                   9,448        47,335
                                                                     -----------
                                                                         775,651
                                                                     -----------
COMPUTER STORAGE & PERIPHERALS--0.3%
EMC Corp. (a)                                                6,471        48,856
Lexmark International Group, Inc. (a)                          345        18,768
Network Appliance, Inc. (a)                                    984        12,241
                                                                     -----------
                                                                          79,865
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Agilent Technologies, Inc. (a)                               1,362        32,211
Jabil Circuit, Inc. (a)                                        599        12,645
Millipore Corp.                                                141         4,509
PerkinElmer, Inc.                                              348         3,845
Sanmina Corp. (a)                                            1,543         9,736
Solectron Corp. (a)                                          2,386        14,674
Symbol Technologies, Inc.                                      673         5,721
Tektronix, Inc.                                                287         5,370
Thermo Electron Corp. (a)                                      545         8,993
Waters Corp. (a)                                               378        10,093
                                                                     -----------
                                                                         107,797
                                                                     -----------
NETWORKING EQUIPMENT--1.1%
Agere Systems, Inc. Class A                                      1             1
Agere Systems, Inc. Class B                                      1             1
Avaya, Inc. (a)                                              1,133         5,609
Cisco Systems, Inc. (a)                                     21,504       299,981
                                                                     -----------
                                                                         305,592
                                                                     -----------
OFFICE ELECTRONICS--0.0%
Xerox Corp.                                                  2,116        14,749
                                                                     -----------
SEMICONDUCTOR EQUIPMENT--0.5%
Applied Materials, Inc. (a)                                  4,761        90,554
KLA Instruments Corp. (a)                                      553        24,326
Novellus Systems, Inc. (a)                                     381        12,954
Teradyne, Inc. (a)                                             520        12,220
                                                                     -----------
                                                                         140,054
                                                                     -----------
SEMICONDUCTORS--2.6%
Advanced Micro Devices, Inc.                                 1,047        10,177
Altera Corp. (a)                                             1,144        15,558
Analog Devices, Inc. (a)                                     1,070        31,779
Applied Micro Circuits Corp. (a)                               800         3,784
Broadcom Corp., Class A (a)                                    800        14,032
Intel Corp.                                                 19,595       358,001
LSI Logic Corp. (a)                                            970         8,488
Linear Technology Corp.                                        932        29,293
Maxim Integrated Products, Inc. (a)                            943        36,145
Micron Technology, Inc.                                      1,759        35,567
National Semiconductor Corp. (a)                               508        14,818
NVIDIA Corp. (a)                                               383         6,580
PMC-Sierra, Inc. (a)                                           487         4,514
QLogic Corp. (a)                                               269        10,249
Texas Instruments, Inc. (a)                                  5,112       121,154
Vitesse Semiconductor Corp. (a)                                500         1,555
Xilinx, Inc. (a)                                               986        22,116
                                                                     -----------
                                                                         723,810
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT--1.4%
3M Co.                                                       1,132   $   139,236
ADC Telecommunications, Inc. (a)                             2,373         5,434
Andrew Corp. (a)                                               250         3,730
CIENA Corp.                                                    900         3,771
Comverse Technology, Inc. (a)                                  577         5,343
Corning, Inc.                                                2,873        10,199
JDS Uniphase Corp. (a)                                       4,101        10,950
Lucent Technologies, Inc.                                   10,008        16,613
Motorola, Inc.                                               6,714        96,816
Nortel Networks Corp.                                       10,905        15,812
Qualcomm, Inc. (a)                                           2,272        62,457
Scientific Atlanta, Inc.                                       478         7,863
Tellabs, Inc. (a)                                            1,219         7,558
                                                                     -----------
                                                                         385,782
                                                                     -----------

MATERIALS--3.1%
CHEMICALS--1.5%
DIVERSIFIED CHEMICALS--0.9%
Dow Chemical Co.                                             2,635        90,591
DuPont (E.I.) de Nemours & Co.                               2,901       128,804
Eastman Chemical Co.                                           211         9,896
Engelhard Corp.                                                384        10,875
Hercules, Inc.                                                 383         4,443
                                                                     -----------
                                                                         244,609
                                                                     -----------
INDUSTRIAL GASES--0.2%
Air Products & Chemicals, Inc.                                 669        33,764
Praxair, Inc.                                                  477        27,175
                                                                     -----------
                                                                          60,939
                                                                     -----------
SPECIALTY CHEMICALS--0.4%
Ecolab, Inc.                                                   364        16,828
Great Lakes Chemical Corp.                                     155         4,106
International Flavors & Fragrances, Inc.                       270         8,772
PPG Industries, Inc.                                           499        30,888
Rohm & Haas Co.                                                688        27,857
Sigma-Aldrich Corp.                                            212        10,632
                                                                     -----------
                                                                          99,083
                                                                     -----------
CONSTRUCTION MATERIALS--0.0%
Vulcan Materials Co.                                           287        12,571
                                                                     -----------
CONTAINERS & PACKAGING--0.2%
METAL & GLASS CONTAINERS--0.1%
Ball Corp.                                                     142         5,890
Pactiv Corp. (a)                                               521        12,400
                                                                     -----------
                                                                          18,290
                                                                     -----------
PAPER & PLASTIC PACKAGING--0.1%
Bemis Company, Inc.                                            155         7,363
Sealed Air Corp.                                               255        10,269
Temple Inland, Inc.                                            168         9,720
                                                                     -----------
                                                                          27,352
                                                                     -----------
METALS & MINING--0.8%
ALUMINUM--0.4%
Alcan Aluminum Ltd.                                            943        35,381
Alcoa, Inc.                                                  2,490        82,544
                                                                     -----------
                                                                         117,925
                                                                     -----------

                       See Notes to Investment Portfolio.

                                       132

                                                          SHARES        VALUE
                                                        ----------   -----------
DIVERSIFIED METALS & MINING--0.1%
Freeport-McMoRan Copper & Gold,
   Inc., Class B                                               380   $     6,783
Inco Ltd.                                                      559        12,656
Phelps Dodge Corp.                                             314        12,937
                                                                     -----------
                                                                          32,376
                                                                     -----------
GOLD--0.2%
Barrick Gold Corp.                                           1,532        29,093
Newmont Mining Corp.                                         1,152        30,332
Placer Dome, Inc.                                            1,040        11,658
                                                                     -----------
                                                                          71,083
                                                                     -----------
STEEL--0.1%
Allegheny Technologies, Inc.                                   282         4,456
Nucor Corp.                                                    204        13,268
USX-US Steel Group                                             281         5,589
Worthington Industries, Inc.                                   301         5,448
                                                                     -----------
                                                                          28,761
                                                                     -----------
PAPER & FOREST PRODUCTS--0.6%
FOREST PRODUCTS--0.2%
Louisiana-Pacific Corp.                                        370         3,918
Plum Creek Timber Co.                                          582        17,867
Weyerhaeuser Co.                                               645        41,183
                                                                     -----------
                                                                          62,968
                                                                     -----------
PAPER PRODUCTS--0.4%
Boise Cascade Corp.                                            150         5,180
Georgia-Pacific Corp.                                          709        17,427
International Paper Co.                                      1,398        60,925
Meadwestvaco Corp.                                             596        20,002
                                                                     -----------
                                                                         103,534
                                                                     -----------

TELECOMMUNICATION SERVICES--3.8%
INTEGRATED TELECOMMUNICATION SERVICES--3.6%
AT&T Corp.                                                  11,097       118,738
Alltel Corp.                                                   901        42,347
BellSouth Corp.                                              5,518       173,817
CenturyTel, Inc.                                               416        12,272
Citizens Communications Co.                                    900         7,524
Qwest Communications International                           4,965        13,902
SBC Communications, Inc.                                     9,845       300,273
Sprint Corp (FON Group)                                      2,581        27,384
Verizon Communications, Inc.                                 8,011       321,642
                                                                     -----------
                                                                       1,017,899
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
AT&T Wireless Services, Inc.                                 7,864        46,004
Nextel Communications, Inc., Class A (a)                     2,223         7,136
Sprint Corp. (PCS Group) (a)                                 2,746        12,275
                                                                     -----------
                                                                          65,415
                                                                     -----------

UTILITIES--2.9%
ELECTRIC UTILITIES--2.5%
AES Corp. (a)                                                1,510         8,184
Allegheny Energy, Inc.                                         367         9,450
Ameren Corp.                                                   397        17,075
American Electric Power Co., Inc.                            1,044   $    41,781
CMS Energy Corp.                                               400         4,392
Calpine Corp. (a)                                            1,000         7,030
Cincinnati Gas & Electric Co.                                  517        18,607
Consolidated Edison, Inc.                                      628        26,219
Constellation Energy Group                                     431        12,646
DTE Energy Co.                                                 532        23,748
Dominion Resources, Inc.                                       808        53,490
Duke Energy Corp.                                            2,432        75,635
Edison International                                           949        16,133
Entergy Corp.                                                  653        27,713
Exelon Corp.                                                   911        47,645
FPL Group, Inc.                                                518        31,075
FirstEnergy Corp.                                              879        29,341
Mirant Corp. (a)                                             1,228         8,964
P G & E Corp. (a)                                            1,135        20,305
P P & L Resources, Inc.                                        387        12,802
Pinnacle West Capital Corp.                                    260        10,270
Public Service Enterprise Group, Inc.                          650        28,145
Progress Energy, Inc. (a)                                      644        33,494
Reliant Energy, Inc.                                           793        13,402
Southern Co.                                                 2,072        56,773
TECO Energy, Inc.                                              400         9,900
TXU Corp.                                                      777        40,054
Xcel Energy, Inc.                                            1,184        19,856
                                                                     -----------
                                                                         704,129
                                                                     -----------
GAS UTILITIES--0.3%
El Paso Corp.                                                1,688        34,790
KeySpan Corp.                                                  408        15,361
Kinder Morgan, Inc.                                            327        12,433
NICOR, Inc.                                                    145         6,634
NiSource, Inc.                                                 657        14,342
Peoples Energy Corp.                                            86         3,136
Sempra Energy                                                  598        13,234
                                                                     -----------
                                                                          99,930
                                                                     -----------
MULTI-UTILITIES--0.1%
Dynegy, Inc.                                                   938         6,754
The Williams Companies, Inc.                                 1,383         8,267
                                                                     -----------
                                                                          15,021
                                                                     -----------
TOTAL COMMON STOCKS
   (cost of $31,784,893)                                              26,675,712
                                                                     -----------

                                                           PAR
                                                        ----------
U.S. GOVERNMENT OBLIGATION--0.2%
GOVERNMENT BONDS--0.2%
U. S. Treasury Bills,
   1.680% 09/12/02 (b)
   (cost of $69,761)                                    $   70,000        69,764
                                                                     -----------

                       See Notes to Investment Portfolio.

                                       133

                                                            PAR         VALUE
                                                        ----------   -----------
SHORT-TERM OBLIGATION--3.4%
Repurchase agreement with SBC
   Warburg Ltd. dated 6/28/02 due
   7/1/02 at 1.90%, collateralized by
   U.S. Treasury bonds and /or notes with
   various maturities to 2027, market
   value $974,342
   (Repurchase proceeds $952,151)
   (cost of $952,000)                                   $  952,000   $   952,000
                                                                     -----------

TOTAL INVESTMENTS--97.8%
   (cost of $32,806,654) (c)                                          27,697,476
                                                                     -----------
OTHER ASSETS & LIABILITIES, NET--2.2%                                    611,662
                                                                     -----------
NET ASSETS--100.0%                                                   $28,309,138
                                                                     ===========

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b) This security, or a portion thereof, with total market value of $69,764 is being used to collateralize the futures contract shown below.
(c) Cost for both financial statement and federal income tax purposes is the same.

                       ACRONYM                NAME
                       -------                ----
                         ADR       American Depositary Receipt

Long future contracts open on June 30, 2002:

                    NUMBER OF    EXPIRATION     UNREALIZED
TYPE                CONTRACTS       MONTH      DEPRECIATION
----                ---------    ----------    ------------
S&P500 Emini            20       September     $    (30,380)
                                               ============

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Liberty S&P 500 Index Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                                 $32,806,654
                                                                     -----------
Investments, at value                                                $27,697,476
Cash                                                                      17,958
Receivable for:
   Investments sold                                                        6,174
   Fund shares sold                                                      681,244
   Interest                                                                  516
   Dividends                                                              31,422
   Expense reimbursement due from Manager/Distributor                        123
Deferred Trustees' compensation plan                                         659
Other assets                                                               1,761
                                                                     -----------
     TOTAL ASSETS                                                     28,437,333
                                                                     -----------
LIABILITIES:
Payable for:
   Investments purchased                                                  79,394
   Futures variation margin                                                2,000
   Management fee                                                          9,245
   Pricing and bookkeeping fees                                              853
   Transfer agent fee                                                        595
   Trustees' fee                                                             292
Deferred Trustees' fee                                                       659
Other liabilities                                                         35,157
                                                                     -----------
     TOTAL LIABILITIES                                                   128,195
                                                                     -----------
NET ASSETS                                                           $28,309,138
                                                                     ===========
COMPOSITION OF NET ASSETS:
Paid-in capital                                                      $35,669,362
Undistributed net investment income                                      100,925
Accumulated net realized loss                                         (2,321,591)
Net unrealized appreciation (depreciation) on:
   Investments                                                        (5,109,178)
   Futures contracts                                                     (30,380)
                                                                     -----------
NET ASSETS                                                           $28,309,138
                                                                     ===========
CLASS A:
Net assets                                                           $    71,654
Shares outstanding                                                         8,420
                                                                     ===========
Net asset value per share                                            $      8.51
                                                                     ===========
CLASS B:
Net assets                                                           $28,237,484
Shares outstanding                                                     3,300,102
                                                                     ===========
Net asset value per share                                            $      8.56
                                                                     ===========

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty S&P 500 Index Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                            $   203,947
Interest                                                                   5,576
                                                                     -----------
   Total Investment Income (net of foreign taxes withheld of $1,015)     209,523
                                                                     -----------
EXPENSES:
Management fee                                                            58,104
Distribution Fee--Class B                                                 36,215
Pricing and bookkeeping fees                                               5,580
Transfer agent fee                                                         3,720
Trustees' fee                                                              3,103
Audit fee                                                                  7,210
Custody fee                                                                8,517
Reports to shareholders                                                    8,857
Other expenses                                                             2,256
                                                                     -----------
   Total Expenses                                                        133,562
Fees and expenses reimbursed by Manager                                     (379)
Fees reimbursed by Distributor--Class B                                  (25,306)
Custody earnings credit                                                      (15)
                                                                     -----------
   Net Expenses                                                          107,862
                                                                     -----------
Net Investment Income                                                    101,661
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
   CONTRACTS:
Net realized loss on:
   Investments                                                        (1,579,537)
   Futures contracts                                                    (103,003)
                                                                     -----------
     Net realized loss                                                (1,682,540)
                                                                     -----------
Net change in unrealized appreciation/depreciation on:
   Investments                                                        (2,531,453)
   Futures contracts                                                     (39,934)
                                                                     -----------
     Net change in unrealized appreciation/depreciation               (2,571,387)
                                                                     -----------
Net Loss                                                              (4,253,927)
                                                                     -----------
Net Decrease in Net Assets from Operations                           $(4,152,266)
                                                                     ===========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty S&P 500 Index Fund, Variable Series

                                                                                  (UNAUDITED)
                                                                                  SIX MONTHS          YEAR
                                                                                     ENDED            ENDED
                                                                                    JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                    2002             2001
----------------------------------                                                -----------      ------------
OPERATIONS:
Net investment income                                                             $   101,661      $    151,486
Net realized loss on investments and futures contracts                             (1,682,540)         (610,743)
Net change in unrealized appreciation/depreciation on investments and
   futures contracts                                                               (2,571,387)       (1,814,723)
                                                                                  -----------      ------------
        Net Decrease from Operations                                               (4,152,266)       (2,273,980)
                                                                                  -----------      ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                 --              (460)
   Class B                                                                                 --          (160,078)
                                                                                  -----------      ------------
Total Distributions Declared to Shareholders                                               --          (160,538)
                                                                                  -----------      ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                          128                --
   Distributions reinvested                                                                --               460
                                                                                  -----------      ------------
        Net Increase                                                                      128               460
                                                                                  -----------      ------------
Class B:
   Subscriptions                                                                    8,330,642        21,548,313
   Distributions reinvested                                                                --           160,078
   Redemptions                                                                     (4,787,857)       (2,548,798)
                                                                                  -----------      ------------
        Net Increase                                                                3,542,785        19,159,593
                                                                                  -----------      ------------
Net Increase from Share Transactions                                                3,542,913        19,160,053
                                                                                  -----------      ------------
Total Increase (Decrease) in Net Assets                                              (609,353)       16,725,535

NET ASSETS:
Beginning of period                                                                28,918,491        12,192,956
                                                                                  -----------      ------------
End of period (including undistributed net investment income and
   overdistributed net investment income of $100,925 and $(736), respectively)    $28,309,138       $28,918,491
                                                                                  ===========      ============
CHANGES IN SHARES:
Class A:
   Issued for distributions reinvested                                                     --                46
                                                                                  -----------      ------------
   Net Increase                                                                            --                46
                                                                                  -----------      ------------
Class B:
   Subscriptions                                                                      879,117         2,088,051
   Issued for distributions reinvested                                                     --            16,056
   Redemptions                                                                       (494,496)         (258,120)
                                                                                  -----------      ------------
        Net Increase                                                                  384,621         1,845,987
                                                                                  -----------      ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty S&P 500 Index Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty S&P 500 Index Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                                  CAPITAL LOSS
    EXPIRATION                                 CARRYFORWARD
    ----------                                 ------------
       2008                                    $     19,479
       2009                                         243,840
                                               ------------
                                               $    263,319
                                               ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $33,368 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.40% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.20% annually of the Fund's average daily net assets. State Street Global Advisors ("SSgA") has been retained by Colonial to manage the day-to-day investment operations of the Fund. Colonial, out of the sub-advisory fee it receives, pays SSgA for services rendered.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 0.75% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.75% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $15 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $6,167,308 and $3,698,761, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation         $ 1,736,150
     Gross unrealized depreciation          (6,845,328)
                                           -----------
       Net unrealized depreciation         $(5,109,178)
                                           ===========

   OTHER--The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Manager of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Refer to the Fund's Investment Portfolio for a summary of open futures contracts at June 30, 2002.

FINANCIAL HIGHLIGHTS
Liberty S&P 500 Index Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                (UNAUDITED)
                                                                                SIX MONTHS             YEAR           PERIOD
                                                                                   ENDED               ENDED           ENDED
                                                                                 JUNE 30,          DECEMBER 31,    DECEMBER 31,
                                                                                   2002                2001           2000(a)
                                                                                -----------        ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $     9.90         $      11.31    $      12.00
                                                                                -----------        ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                              0.04                0.07            0.07
Net realized and unrealized loss on investments and futures contracts                 (1.43)              (1.42)          (0.70)
                                                                                -----------        ------------    ------------
       Total from Investment Operations                                               (1.39)              (1.35)          (0.63)
                                                                                -----------        ------------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                               --               (0.06)          (0.06)
                                                                                -----------        ------------    ------------
NET ASSET VALUE, END OF PERIOD                                                  $      8.51             $  9.90    $      11.31
                                                                                -----------        ------------    ------------
Total return (c)(d)(e)                                                               (14.04)%(f)        (11.98)%          (5.29)%(f)
                                                                                -----------        ------------    ------------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                           0.67%(h)            0.75%           0.75%(h)
Net investment income (g)                                                              0.78%(h)            0.72%           0.89%(h)
Waiver/reimbursement                                                                     --(h)(i)          0.28%           0.36%(h)
Portfolio turnover rate                                                                  13%(f)               7%              2%(f)
Net assets, end of period (000's)                                               $        72        $         83    $         95

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.
(i)  Amount rounds to less than 0.01%.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Select Value Fund, Variable Series / June 30, 2002

   Liberty Select Value Fund, Variable Series seeks long-term growth.

   Stephen D. Barbaro is the portfolio manager of the fund. Mr. Barbaro is a vice president of Colonial Management Associates, Inc.

BOTTOM-UP STOCK PICKING HELPED RESULTS
After rebounding from post-September 11 lows, the stock market as a whole entered 2002 on a fairly strong note. Performance was aided by the Federal Reserve Board's aggressive interest-rate cuts and the government's fiscal stimulus package. This environment favored our bottom-up value strategy, as many depressed cyclical stocks and more leveraged companies benefited from the perceived acceleration in the US economy.

   The fund's financial holdings were among the best performers, particularly those tied to housing, which benefited from low interest rates and a strong housing market. Mortgage insurers PMI Group (1.1% of net assets) and Radian Group (1.4% of net assets) performed well, as did the West Coast thrift Golden West Financial (2.0% of net assets). (1) Extremely strong new car sales in the last few months of 2001 helped our investments in auto parts suppliers American Axle & Manufacturing, Inc. (1.1% of net assets) and Lear Corp. (1.7% of net assets). Both were up over 20% during the period.

   An industry for which we had high expectations--generic drug companies--disappointed us during the period. While the demand for generic drugs is strong, regulatory delays and fierce competition from the large, established drug manufacturers has limited these companies' growth prospects. Our holdings of Mylan Laboratories, which was sold toward the end of the period, and IVAX (0.2% of net assets) both detracted from the fund's performance.

REFINING OUR STRATEGY
As part of our overall strategy, we continued to reduce the total number of holdings in the fund to improve its investment focus. The number of holdings on June 30, 2002 was 93, compared to 114 on December 31, 2001. This approach allowed us to take profits in stocks that did well and to add to positions when investors were overly harsh on companies we liked.

LOOKING FOR GOOD VALUES IN UNCERTAIN TIMES
As bottom-up value managers, we approach investing one stock at a time, regardless of the state of the economy. That said, we believe we will continue to see gradual economic improvement in the coming year. Interest rates remain near historical lows, business psychology appears to be improving somewhat and consumer spending is holding steady. Many investors are still cautious, which may mean that value stocks may continue to outperform growth stocks in the short term. Under these circumstances, we are optimistic about our ability to target investment opportunities at attractive prices for the fund.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Liberty Select Value Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. The value and returns earned on an investment in the fund may also be affected by stock market fluctuations. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                                    6-MONTH
                                  (CUMULATIVE)   1-YEAR       LIFE
------------------------------------------------------------------
 Class A (5/30/00)                    1.98        -0.91       8.08
 S&P MidCap 400 Index(1)             -3.21        -4.72       2.49

Inception date of share class is in parentheses.

NET ASSET VALUE ($)        12/31/01            6/30/02
------------------------------------------------------
 Class A                    13.66               13.93

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 6/30/02

Class A: $11,761

             CLASS A SHARES       S&P MIDCAP 400 INDEX
 5/2000             $10,000
 5/2000             $10,200                    $10,000
 6/2000             $10,066                    $10,147
 7/2000             $10,333                    $10,307
 8/2000             $11,184                    $11,459
 9/2000             $10,983                    $11,381
10/2000             $11,034                    $10,995
11/2000             $10,309                    $10,165
12/2000             $11,139                    $10,942
 1/2001             $11,551                    $11,186
 2/2001             $11,206                    $10,548
 3/2001             $10,961                    $ 9,764
 4/2001             $11,769                    $10,841
 5/2001             $12,106                    $11,094
 6/2001             $11,870                    $11,049
 7/2001             $11,971                    $10,885
 8/2001             $11,676                    $10,529
 9/2001             $10,238                    $ 9,219
10/2001             $10,439                    $ 9,626
11/2001             $11,070                    $10,343
12/2001             $11,533                    $10,877
 1/2002             $11,626                    $10,821
 2/2002             $11,828                    $10,834
 3/2002             $12,377                    $11,608
 4/2002             $12,411                    $11,554
 5/2002             $12,444                    $11,358
 6/2002             $11,761                    $10,527

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) MidCap 400 Index is an unmanaged index that tracks the performance of middle-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

INVESTMENT PORTFOLIO

Liberty Select Value Fund, Variable Series / June 30, 2002 (Unaudited)

                                                       SHARES          VALUE
                                                    ------------    -----------
COMMON STOCKS--89.5%
CONSUMER DISCRETIONARY--17.5%
AUTOMOBILES & COMPONENTS--5.4%
AUTO PARTS & EQUIPMENT--5.4%
American Axle & Manufacturing Holdings, Inc. (a)           8,800    $   261,712
Gentex Corp. (a)                                          14,900        409,303
Johnson Controls, Inc.                                     2,300        187,703
Lear Corp. (a)                                             8,800        407,000
                                                                    -----------
                                                                      1,265,718
                                                                    -----------
CONSUMER DURABLES & APPAREL--2.4%
HOUSEWARES & SPECIALTIES--1.6%
Newell Rubbermaid, Inc.                                   10,600        371,636
                                                                    -----------
LEISURE PRODUCTS--0.8%
Mattel, Inc.                                               8,800        185,504
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE--3.5%
CASINOS & GAMING--0.7%
Harrah's Entertainment, Inc. (a)                           3,700        164,095
                                                                    -----------
LEISURE FACILITIES--1.3%
Six Flags, Inc.                                           21,800        315,010
                                                                    -----------
RESTAURANTS--1.5%
Brinker International, Inc.                               11,200        355,600
                                                                    -----------
MEDIA--1.5%
BROADCASTING & CABLE--1.0%
Comcast Corp., Special Class A                             7,400        176,416
Insight Communications Co., Inc. (a)                       3,700         43,401
Mediacom Communications Corp. (a)                          2,400         18,696
                                                                    -----------
                                                                        238,513
                                                                    -----------
PUBLISHING & PRINTING--0.5%
The New York Times Co., Class A                            2,300        118,450
                                                                    -----------
RETAILING--4.7%
APPAREL RETAIL--1.7%
TJX Companies, Inc.                                       20,000        392,200
                                                                    -----------
DEPARTMENT STORES--1.7%
Federated Department Stores, Inc. (a)                     10,300        408,910
                                                                    -----------
GENERAL MERCHANDISE STORES--0.6%
BJ's Wholesale Club, Inc. (a)                              3,400        130,900
                                                                    -----------
SPECIALTY STORES--0.7%
Borders Group, Inc. (a)                                    9,000        165,600
                                                                    -----------

CONSUMER STAPLES--4.7%
FOOD, BEVERAGES & TOBACCO--3.3%
PACKAGED FOODS--2.3%
Dean Foods Co. (a)                                        12,600        469,980
Hormel Foods Corp.                                         3,300         79,002
                                                                    -----------
                                                                        548,982
                                                                    -----------
SOFT DRINKS--1.0%
The Pepsi Bottling Group, Inc.                             7,500        231,000
                                                                    -----------
HOUSEHOLD & PERSONAL PRODUCTS--1.4%
PERSONAL PRODUCTS--1.4%
Avon Products, Inc.                                        6,400    $   334,336
                                                                    -----------

ENERGY--7.7%
INTEGRATED OIL & GAS--3.4%
Amerada Hess Corp.                                         5,700        470,250
Occidental Petroleum Corp.                                 4,200        125,958
Phillips Petroleum Co.                                     3,360        197,837
                                                                    -----------
                                                                        794,045
                                                                    -----------
OIL & GAS DRILLING--2.1%
Diamond Offshore Drilling, Inc.                            4,000        114,000
Noble Corp. (a)                                            5,700        220,020
Transocean, Inc.                                           4,950        154,193
                                                                    -----------
                                                                        488,213
                                                                    -----------
OIL & GAS EQUIPMENT & SERVICES--0.8%
BJ Services Co. (a)                                        1,800         60,984
Weatherford International, Inc. (a)                        3,100        133,920
                                                                    -----------
                                                                        194,904
                                                                    -----------
OIL & GAS EXPLORATION & PRODUCTION--1.4%
XTO Energy, Inc.                                          15,500        319,300
                                                                    -----------

FINANCIALS--20.9%
BANKS--11.1%
Banknorth Group, Inc.                                      7,400        192,548
City National Corp.                                        7,300        392,375
Crestar Financial Corp.                                    5,100        175,338
Cullen/Frost Bankers, Inc.                                 2,900        104,255
Golden State Bancorp, Inc.                                 8,200        297,250
Golden West Financial Corp.                                6,800        467,704
Greenpoint Financial Corp.                                 6,900        338,790
North Fork Bancorporation, Inc.                           10,800        429,948
Sovereign Bancorp, Inc.                                   14,400        215,280
                                                                    -----------
                                                                      2,613,488
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES--3.8%
Bear Stearns Cos., Inc.                                    4,900        299,880
Lehman Brothers Holdings, Inc.                             3,100        193,812
Stilwell Financial, Inc.                                  21,300        387,660
                                                                    -----------
                                                                        881,352
                                                                    -----------
INSURANCE--6.0%
LIFE & HEALTH INSURANCE--0.6%
Nationwide Financial Services, Inc., Class A               3,700        146,150
                                                                    -----------
MULTI-LINE INSURANCE--0.5%
Loews Corp.                                                2,300        121,877
                                                                    -----------
PROPERTY & CASUALTY INSURANCE--4.9%
Ambac Financial Group, Inc.                                5,050        339,360
PMI Group, Inc.                                            7,000        267,400
Radian Group, Inc.                                         6,800        332,180
St. Paul Companies, Inc.                                   5,400        210,168
                                                                    -----------
                                                                      1,149,108
                                                                    -----------

                       See Notes to Investment Portfolio.

                                       144

                                                       SHARES          VALUE
                                                    ------------    -----------
HEALTH CARE--4.0%
HEALTH CARE EQUIPMENT & SERVICES--3.8%
HEALTH CARE DISTRIBUTORS & SERVICES--0.5%
Patterson Dental Co.                                       2,200    $   110,726
                                                                    -----------
HEALTH CARE FACILITIES--0.9%
HCA, Inc.                                                  4,200        199,500
                                                                    -----------
MANAGED HEALTH CARE--2.4%
Anthem, Inc. (a)                                           1,800        121,464
First Health Group Corp.                                   6,000        168,240
United Healthcare Corp.                                    2,000        183,100
Wellpoint Health Networks, Inc.                            1,200         93,372
                                                                    -----------
                                                                        566,176
                                                                    -----------
PHARMACEUTICALS & BIOTECHNOLOGY--0.2%
PHARMACEUTICALS--0.2%
IVAX Corp.                                                 4,675         50,490
                                                                    -----------

INDUSTRIALS--11.3%
CAPITAL GOODS--4.7%
AEROSPACE & DEFENSE--1.9%
Lockheed Martin Corp.                                      6,500        451,750
                                                                    -----------
CONSTRUCTION & FARM MACHINERY--0.7%
Navistar International Corp. (a)                           5,100        163,200
                                                                    -----------
INDUSTRIAL MACHINERY--2.1%
Dover Corp.                                                8,800        308,000
Ingersoll Rand Co.                                         4,000        182,640
                                                                    -----------
                                                                        490,640
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES--4.2%
COMMERCIAL PRINTING--0.6%
Valassis Communications, Inc. (a)                          3,600        131,400
                                                                    -----------
DATA PROCESSING SERVICES--1.0%
DST Systems, Inc. (a)                                      5,000        228,550
                                                                    -----------
DIVERSIFIED COMMERCIAL SERVICES--1.2%
Cendant Corp. (a)                                         18,200        289,016
                                                                    -----------
EMPLOYMENT SERVICES--1.4%
Manpower, Inc.                                             9,300        341,775
                                                                    -----------
TRANSPORTATION--2.4%
AIR FREIGHT & COURIERS--0.5%
CNF Inc.                                                   3,000        113,940
                                                                    -----------
AIRLINES--1.9%
AMR Corp. (a)                                             15,100        254,586
Continental Airlines, Inc., Class B (a)                   11,900        187,782
                                                                    -----------
                                                                        442,368
                                                                    -----------

INFORMATION TECHNOLOGY--7.2%
SOFTWARE & SERVICES--1.1%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.1%
Affiliated Computer Services, Inc., Class A (a)            5,300        251,644
                                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT--6.1%
COMPUTER HARDWARE--0.5%
Hewlett-Packard Co.                                        8,412    $   128,535
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.9%
Amphenol Corp.                                             7,700        277,200
Littelfuse, Inc. (a)                                       7,700        178,101
Millipore Corp.                                            6,800        217,464
Vishay Intertechnology, Inc. (a)                             450          9,900
                                                                    -----------
                                                                        682,665
                                                                    -----------
OFFICE ELECTRONICS--1.3%
Zebra Technologies Corp., Class A                          6,200        298,964
                                                                    -----------
TELECOMMUNICATIONS EQUIPMENT--1.4%
Andrew Corp.                                              22,200        331,224
                                                                    -----------

MATERIALS--10.0%
CHEMICALS--7.6%
DIVERSIFIED CHEMICALS--3.3%
Eastman Chemical Co.                                       6,300        295,470
Engelhard Corp.                                            4,400        124,608
PPG Industries, Inc.                                       5,800        359,020
                                                                    -----------
                                                                        779,098
                                                                    -----------
SPECIALTY CHEMICALS--4.3%
Ecolab, Inc.                                               4,400        203,412
International Flavors & Fragrances, Inc.                  11,100        360,639
Lubrizol Corp.                                             5,400        180,900
OM Group, Inc.                                             4,400        272,800
                                                                    -----------
                                                                      1,017,751
                                                                    -----------
PAPER & FOREST PRODUCTS--2.4%
PAPER PRODUCTS--2.4%
Boise Cascade Corp.                                        2,400         82,872
Georgia Pacific Corp.                                     15,600        383,448
Meadwestvaco Corp.                                         2,634         88,397
                                                                    -----------
                                                                        554,717
                                                                    -----------

TELECOMMUNICATION SERVICES--1.5%
WIRELESS TELECOMMUNICATION SERVICES--1.5%
Telephone & Data Systems, Inc.                             5,900        357,245
                                                                    -----------

UTILITIES--4.7%
ELECTRIC UTILITIES--4.5%
Allegheny Energy, Inc.                                     3,300         84,975
Conectiv, Inc.                                             1,800         46,458
Entergy Corp.                                              3,800        161,272
Exelon Corp.                                               1,250         65,375
PP&L Resources, Inc.                                       3,800        125,704
Progress Energy, Inc.                                      7,000        364,070
TXU Corp.                                                  4,100        211,355
                                                                    -----------
                                                                      1,059,209
                                                                    -----------

                       See Notes to Investment Portfolio.

                                       145

                                                       SHARES          VALUE
                                                    ------------   ------------
GAS UTILITIES--0.2%
El Paso Corp.                                              2,500   $     51,525
                                                                   ------------
TOTAL COMMON STOCKS
  (cost of $20,616,635)                                              21,026,999
                                                                   ------------

                                                        PAR
                                                    ------------
SHORT-TERM OBLIGATION--7.6%
Repurchase agreement with SBC
   Warburg Ltd., dated 6/28/02,
   due 07/01/02 at 1.900%,
   collateralized by U.S. Treasury
   Bonds and Notes with various
   maturities to 2027, market value
   $1,815,633 (repurchase proceeds
   $1,774,281) (cost of $1,774,000)                 $  1,774,000      1,774,000
                                                                    -----------
TOTAL INVESTMENTS--97.1%
  (cost of $22,390,635) (b)                                          22,800,999
                                                                    -----------
OTHER ASSETS & LIABILITIES, NET--2.9%                                   693,004
                                                                    -----------
NET ASSETS--100.0%                                                  $23,494,003
                                                                    ===========

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

Liberty Select Value Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                              $  22,390,635
                                                                  -------------
Investments, at value                                             $  22,800,999
Cash                                                                        631
Receivable for:
  Fund shares sold                                                      712,001
  Interest                                                                  281
  Dividends                                                              13,634
Deferred Trustees' compensation plan                                        668
                                                                  -------------
    TOTAL ASSETS                                                     23,528,214
                                                                  -------------
LIABILITIES:
Payable for:
  Fund shares repurchased                                                    19
  Expense reimbursement due to Distributor                                  472
  Management fee                                                         12,990
  Transfer agent fee                                                        595
  Pricing and bookkeeping fees                                              877
  Trustees' fee                                                              13
Deferred Trustees' fee                                                      668
Other liabilities                                                        18,577
                                                                  -------------
    TOTAL LIABILITIES                                                    34,211
                                                                  -------------
NET ASSETS                                                        $  23,494,003
                                                                  =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $  22,847,288
Undistributed net investment income                                       5,298
Accumulated net realized gain                                           231,053
Net unrealized appreciation on investments                              410,364
                                                                  -------------
NET ASSETS                                                        $  23,494,003
                                                                  =============
CLASS A:
Net assets                                                        $     142,463
Shares outstanding                                                       10,228
                                                                  =============
Net asset value per share                                         $       13.93
                                                                  =============
CLASS B:
Net assets                                                        $  23,351,540
Shares outstanding                                                    1,678,930
                                                                  =============
Net asset value per share                                         $       13.91
                                                                  =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Select Value Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                         $     103,123
Interest                                                                 14,962
                                                                  -------------
  Total Investment Income                                               118,085

EXPENSES:
Management fee                                                           71,368
Distribution fee--Class B                                                25,347
Pricing and bookkeeping fees                                              5,559
Transfer agent fee                                                        3,720
Trustees' fee                                                             2,449
Audit fee                                                                 7,687
Other expenses                                                            6,282
                                                                  -------------
  Total Expenses                                                        122,412
Fees reimbursed by Distributor--Class B                                 (10,270)
Custody earnings credit                                                     (85)
                                                                  -------------
  Net Expenses                                                          112,057
                                                                  -------------
Net Investment Income                                                     6,028
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                        235,566
Net change in unrealized appreciation/depreciation
  on investments                                                        (31,259)
                                                                  -------------
Net Gain                                                                204,307
                                                                  -------------
Net Increase in Net Assets from Operations                        $     210,335
                                                                  =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

Liberty Select Value Fund, Variable Series

                                                                                        (UNAUDITED)
                                                                                        SIX MONTHS          YEAR
                                                                                           ENDED            ENDED
                                                                                          JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                          2002             2001
----------------------------------                                                      -----------      ------------
OPERATIONS:
Net investment income                                                                   $     6,028      $     31,801
Net realized gain on investments                                                            235,566            63,084
Net change in unrealized appreciation/depreciation on investments                           (31,259)          142,927
                                                                                        -----------      ------------
      Net Increase from Operations                                                          210,335           237,812
                                                                                        -----------      ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                       --              (252)
   Class B                                                                                       --           (36,585)
From net realized capital gains:
   Class A                                                                                       --              (168)
   Class B                                                                                       --           (24,390)
                                                                                        -----------      ------------
   Total Distributions Declared to Shareholders                                                  --           (61,395)
                                                                                        -----------      ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                              25,323                --
  Distributions reinvested                                                                       --               420
  Redemptions                                                                                   (16)               --
                                                                                        -----------      ------------
      Net Increase                                                                           25,307               420
                                                                                        -----------      ------------
Class B:
  Subscriptions                                                                           9,181,442        13,483,502
  Distributions reinvested                                                                       --            60,975
  Redemptions                                                                            (2,924,193)         (593,645)
                                                                                        -----------      ------------
      Net Increase                                                                        6,257,249        12,950,832
                                                                                        -----------      ------------
Net Increase from Share Transactions                                                      6,282,556        12,951,252
                                                                                        -----------      ------------
Total Increase in Net Assets                                                              6,492,891        13,127,669

NET ASSETS:
Beginning of period                                                                      17,001,112         3,873,443
                                                                                        -----------      ------------
End of period (including undistributed net investment income and overdistributed
  net investment income of $5,298 and $(730), respectively)                             $23,494,003      $ 17,001,112
                                                                                        ===========      ============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                               1,786                --
  Issued for distributions reinvested                                                            --                31
  Redemptions                                                                                    (1)               --
                                                                                        -----------      ------------
      Net Increase                                                                            1,785                31
                                                                                        -----------      ------------
Class B:
  Subscriptions                                                                             644,255           995,608
  Issued for distributions reinvested                                                            --             4,473
  Redemptions                                                                              (202,774)          (46,766)
                                                                                        -----------      ------------
      Net Increase                                                                          441,481           953,315
                                                                                        -----------      ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Select Value Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty Select Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of December 31, 2001, the tax composition of dividends was as follows:

Ordinary income                                                 $61,395
                                                                =======

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.70% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.50% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.10% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $85 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $8,778,901 and $2,829,782, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation         $ 2,414,090
     Gross unrealized depreciation          (2,003,726)
                                           -----------
       Net unrealized appreciation         $   410,364
                                           ===========

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

   For the six months ended June 30, 2002, the Fund used AlphaTrade Inc., an affiliate of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $597.

FINANCIAL HIGHLIGHTS
Liberty Select Value Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                         (UNAUDITED)
                                                         SIX MONTHS           YEAR              PERIOD
                                                            ENDED             ENDED             ENDED
                                                           JUNE 30,        DECEMBER 31,       DECEMBER 31,
                                                            2002               2001             2000 (a)
                                                         -----------       -----------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     13.66       $     13.24        $      12.00
                                                         -----------       -----------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                       0.01              0.05                0.09
Net realized and unrealized gain on investments                 0.26              0.42                1.28
                                                         -----------       -----------        ------------
      Total from Investment Operations                          0.27              0.47                1.37
                                                         -----------       -----------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        --             (0.03)              (0.07)
From net realized gains                                           --             (0.02)                 --(c)
Return of capital                                                 --                --               (0.06)
                                                         -----------       -----------        ------------
     Total Distributions Declared to Shareholders                 --             (0.05)              (0.13)
                                                         -----------       -----------        ------------
NET ASSET VALUE, END OF PERIOD                           $     13.93       $     13.66        $      13.24
                                                         ===========       ===========        ============
Total return (d)(e)(f)                                          1.98%(g)          3.55%              11.38%(g)

RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                                                    0.95%(i)          1.10%               1.10%(i)
Net investment income (h)                                       0.21%(i)          0.34%               1.13%(i)
Waiver/reimbursement                                              --              0.48%               1.31%(i)
Portfolio turnover rate                                           15%(g)            15%                 26%(g)
Net assets, end of period (000's)                        $       142       $       115        $        111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i) Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Value Fund, Variable Series / June 30, 2002

   Liberty Value Fund, Variable Series seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

   Scott Schermerhorn, the fund's portfolio manager, is a senior vice president of Colonial Management Associates, Inc.

VALUE STOCKS DECLINED WITH MARKET
Value investing fared better than most other investment styles during the first half of the year but was not immune to the overall downward slide of the stock market. After posting modest gains during the last six months of 2001, value stocks declined in 2002 as financial and accounting scandals in some of America's most well-established companies shook investor confidence.

THREE STOCKS HURT FUND PERFORMANCE
The fund's negative performance was largely due to three stocks: WorldCom, Williams Companies and El Paso Corporation. As value investors, we invested in WorldCom when it represented a good value. In light of recent events, we held on to it longer than we should have. Williams (0.8% of net assets) and El Paso (2.0% of net assets) were part of our strategy to emphasize energy companies, which we believed would prosper when the global economy emerged from recession.(1) We bought both at good valuations but have seen their prices tumble in response to increased regulatory activity resulting from the Enron situation. Unlike Enron,(2) however, both companies own hard assets, such as pipelines and refineries, which should help them generate profits when energy demands increase.

TURNAROUND STORY FOR AETNA
On the positive side, we had a strong return from our largest holding Aetna (5.9% of net assets). One of the nation's leading providers of health care and related group benefits, Aetna had plenty of potential but was trading at a 70% discount to its peers when we bought it. Our research indicated that the company had been poorly managed for a long time, but a new management team was taking over. We interviewed the new managers and were satisfied they had the potential to turn the company around. As their plans were executed, the stock rose during the period.

OPPORTUNITY TO UPGRADE PORTFOLIO
As the calendar year began, many investors were confident that 2002 would be different. While 2000 and 2001 were strong for value investors, the broader markets took a beating. Consensus seemed to be that the bear market wouldn't continue for a third year, but as mid-2002 approached, major indexes and even value stocks had lost ground. The largest American companies--the stocks that usually power a rebound--have had attractive valuations, but can't seem to instill confidence in investors. We have used this situation as an opportunity to upgrade the fund's holdings with high quality companies we believe are undervalued. Over the past six months we have added to holdings in the beaten down telecommunications sector, which we see as a cyclical industry. When economic conditions improve and corporations start beefing up their workforces, we believe telecommunications companies should be among the first to rebound.

SIGNS OF ECONOMIC IMPROVEMENT
Despite the gloom on Wall Street, there is evidence that the economy is improving. Gross domestic product (GDP) is relatively strong, inflation and interest rates are low and real estate values are holding their ground. One factor that many people haven't considered is that in the technology boom of the 1990s, many companies exchanged labor for capital. They laid people off, replaced them with technology and increased productivity. In today's economy, most companies are running fairly lean; which means that when a turnaround comes, the levels of profitability might surprise on the upside. We continue to see this as a good time to invest in value stocks and believe the fund should be well positioned to benefit when the economy recovers.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Liberty Value Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

(2) Enron was not held in the fund's portfolio during the six-month period ended June 30, 2002.

PERFORMANCE INFORMATION
Liberty Value Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                         6-MONTH
                       (CUMULATIVE)  1-YEAR   5-YEAR    LIFE
-------------------------------------------------------------
Class A (7/1/93)          -11.43      -7.49    6.06     10.66
S&P 500 Index(1)          -13.15     -17.98    3.67     11.18

Inception date of share class is in parentheses.

NET ASSET VALUE ($)                   12/31/01           6/30/02
----------------------------------------------------------------
Class A                                13.82              12.24

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/1/93 - 6/30/02

Class A: $24,872

              CLASS A SHARES        S&P 500 INDEX
 7/1993              $10,000              $10,000
 7/1993              $10,070              $ 9,960
 8/1993              $10,530              $10,337
 9/1993              $10,560              $10,258
10/1993              $10,680              $10,470
11/1993              $10,410              $10,371
12/1993              $10,501              $10,496
 1/1994              $10,856              $10,853
 2/1994              $10,704              $10,559
 3/1994              $10,339              $10,100
 4/1994              $10,420              $10,229
 5/1994              $10,339              $10,396
 6/1994              $10,115              $10,141
 7/1994              $10,400              $10,474
 8/1994              $10,784              $10,902
 9/1994              $10,582              $10,636
10/1994              $10,571              $10,874
11/1994              $10,216              $10,478
12/1994              $10,420              $10,633
 1/1995              $10,535              $10,909
 2/1995              $10,941              $11,333
 3/1995              $11,179              $11,668
 4/1995              $11,460              $12,011
 5/1995              $11,792              $12,490
 6/1995              $12,114              $12,780
 7/1995              $12,457              $13,203
 8/1995              $12,644              $13,236
 9/1995              $12,872              $13,794
10/1995              $12,883              $13,744
11/1995              $13,475              $14,347
12/1995              $13,548              $14,623
 1/1996              $14,075              $15,121
 2/1996              $14,237              $15,261
 3/1996              $14,226              $15,408
 4/1996              $14,473              $15,634
 5/1996              $14,745              $16,036
 6/1996              $14,713              $16,097
 7/1996              $14,024              $15,385
 8/1996              $14,466              $15,710
 9/1996              $14,951              $16,593
10/1996              $15,273              $17,051
11/1996              $15,973              $18,338
12/1996              $15,975              $17,975
 1/1997              $16,502              $19,097
 2/1997              $16,685              $19,248
 3/1997              $15,907              $18,459
 4/1997              $16,617              $19,559
 5/1997              $17,680              $20,754
 6/1997              $18,538              $21,677
 7/1997              $19,556              $23,401
 8/1997              $19,131              $22,090
 9/1997              $20,025              $23,299
10/1997              $19,430              $22,520
11/1997              $19,945              $23,563
12/1997              $20,601              $23,968
 1/1998              $20,655              $24,232
 2/1998              $22,038              $25,979
 3/1998              $22,589              $27,309
 4/1998              $22,777              $27,588
 5/1998              $22,321              $27,113
 6/1998              $22,656              $28,214
 7/1998              $22,078              $27,915
 8/1998              $18,844              $23,881
 9/1998              $19,583              $25,412
10/1998              $20,805              $27,476
11/1998              $21,839              $29,141
12/1998              $22,896              $30,819
 1/1999              $23,328              $32,107
 2/1999              $22,295              $31,109
 3/1999              $22,839              $32,353
 4/1999              $23,592              $33,605
 5/1999              $23,508              $32,812
 6/1999              $24,737              $34,627
 7/1999              $24,151              $33,550
 8/1999              $23,759              $33,382
 9/1999              $23,341              $32,467
10/1999              $24,529              $34,522
11/1999              $24,181              $35,223
12/1999              $24,167              $37,294
 1/2000              $22,864              $35,422
 2/2000              $21,195              $34,753
 3/2000              $23,781              $38,152
 4/2000              $24,240              $37,003
 5/2000              $25,561              $36,245
 6/2000              $24,186              $37,136
 7/2000              $23,745              $36,557
 8/2000              $25,229              $38,827
 9/2000              $25,598              $36,777
10/2000              $26,701              $36,623
11/2000              $26,498              $33,737
12/2000              $28,136              $33,902
 1/2001              $27,967              $35,106
 2/2001              $27,799              $31,907
 3/2001              $26,979              $29,888
 4/2001              $27,276              $32,207
 5/2001              $27,854              $32,423
 6/2001              $26,885              $31,635
 7/2001              $27,742              $31,325
 8/2001              $27,648              $29,367
 9/2001              $26,586              $26,997
10/2001              $26,810              $27,513
11/2001              $27,871              $29,623
12/2001              $28,080              $29,884
 1/2002              $27,614              $29,447
 2/2002              $27,349              $28,879
 3/2002              $28,648              $29,965
 4/2002              $27,694              $28,149
 5/2002              $27,653              $27,944
 6/2002              $24,872              $25,954

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from June 30, 1993.

INVESTMENT PORTFOLIO
Liberty Value Fund, Variable Series / June 30, 2002 (Unaudited) SHARES VALUE

                                                       SHARES         VALUE
                                                      ---------   --------------
COMMON STOCKS--98.7%
CONSUMER DISCRETIONARY--14.8%
AUTOMOBILES & COMPONENTS--1.8%
AUTO PARTS & EQUIPMENT--1.8%
Delphi Automotive Systems Corp.                        195,178    $   2,576,350
                                                                  --------------
CONSUMER DURABLES & APPAREL-- 4.3%
CONSUMER ELECTRONICS--1.3%
Matsushita Electric Industrial Co., Ltd., ADR (a)      133,100        1,840,773
                                                                  --------------
PHOTOGRAPHIC EQUIPMENT--3.0%
Eastman Kodak Co.                                      143,400        4,182,978
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE--3.4%
RESTAURANTS--3.4%
McDonald's Corp.                                       165,600        4,711,320
                                                                  --------------
MEDIA--2.4%
ADVERTISING--1.5%
Interpublic Group of Companies, Inc.                    87,600        2,168,976
                                                                  --------------
MOVIES & ENTERTAINMENT--0.9%
News Corp., Ltd., ADR (a)                               55,200        1,265,736
                                                                  --------------
RETAILING--2.9%
APPAREL RETAIL--2.3%
The Gap, Inc.                                          229,500        3,258,900
                                                                  --------------
HOME IMPROVEMENT RETAIL--0.6%
Sherwin-Williams Co.                                    28,000          838,040
                                                                  --------------

CONSUMER STAPLES--13.3%
FOOD, BEVERAGES & TOBACCO--13.3%
PACKAGED FOODS--11.1%
ConAgra Foods, Inc.                                    300,100        8,297,765
General Mills, Inc.                                     33,200        1,463,456
Sara Lee Corp.                                         287,300        5,929,872
                                                                  --------------
                                                                     15,691,093
                                                                  --------------
TOBACCO--2.2%
Philip Morris Companies, Inc.                           70,000        3,057,600
                                                                  --------------

ENERGY--12.8%
INTEGRATED OIL & GAS--8.5%
ChevronTexaco Corp.                                     36,800        3,256,800
Marathon Oil Corp.                                     107,000        2,901,840
Phillips Petroleum Co.                                  25,270        1,487,898
Royal Dutch Petroleum Co., NY Shares                    77,600        4,288,952
                                                                  --------------
                                                                     11,935,490
                                                                  --------------
OIL & GAS EQUIPMENT & SERVICES--1.2%
Halliburton Co.                                        104,500        1,665,730
                                                                  --------------
OIL & GAS EXPLORATION & PRODUCTION--1.9%
Anadarko Petroleum Corp.                                53,600        2,642,480
                                                                  --------------
OIL & GAS REFINING & MARKETING--1.2%
Sunoco, Inc.                                            46,800        1,667,484
                                                                  --------------

FINANCIALS--18.1%
BANKS--1.3%
Wells Fargo & Co.                                       35,800    $   1,792,148
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES--5.8%
Citigroup, Inc.                                        119,600        4,634,500
Freddie Mac                                             56,500        3,457,800
                                                                  --------------
                                                                      8,092,300
                                                                  --------------
INSURANCE--11.0%
LIFE & HEALTH INSURANCE--2.9%
AFLAC, Inc.                                            127,900        4,092,800
                                                                  --------------
MULTI-LINE INSURANCE--1.6%
American International Group, Inc.                      33,000        2,251,590
                                                                  --------------
PROPERTY & CASUALTY INSURANCE--6.5%
Berkshire Hathaway, Inc., Class A                           70        4,676,000
Chubb Corp.                                             40,000        2,832,000
Travelers Property Casualty Corp., Class A              12,200          215,940
XL Capital Ltd., Class A                                17,200        1,456,840
                                                                  --------------
                                                                      9,180,780
                                                                  --------------

HEALTH CARE--12.7%
HEALTH CARE EQUIPMENT & SERVICES--5.9%
MANAGED HEALTHCARE SERVICES--5.9%
Aetna Inc.                                             173,400        8,317,998
                                                                  --------------
PHARMACEUTICALS & BIOTECHNOLOGY--6.8%
PHARMACEUTICALS--6.8%
Bristol-Myers Squibb Co.                                46,400        1,192,480
Merck & Co., Inc.                                       75,900        3,843,576
Pharmacia Corp.                                        120,600        4,516,470
                                                                  --------------
                                                                      9,552,526
                                                                  --------------

INDUSTRIALS--6.9%
CAPITAL GOODS--4.2%
AEROSPACE & DEFENSE--1.4%
Raytheon Co.                                            47,410        1,931,957
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
Emerson Electric Co.                                    42,400        2,268,824
                                                                  --------------
INDUSTRIAL MACHINERY--1.2%
Dover Corp.                                             47,100        1,648,500
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES--1.3%
ENVIRONMENTAL SERVICES--1.3%
Waste Management, Inc.                                  68,500        1,784,425
                                                                  --------------
TRANSPORTATION--1.4%
AIRLINES--1.4%
AMR Corp. (a)                                          119,000        2,006,340
                                                                  --------------

INFORMATION TECHNOLOGY--5.0%
SOFTWARE & SERVICES--1.2%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.2%
Electronic Data Systems Corp.                           47,400        1,760,910
                                                                  --------------

                       See Notes to Investment Portfolio.

                                       155

                                                       SHARES         VALUE
                                                      ---------   --------------
TECHNOLOGY HARDWARE & EQUIPMENT--3.8%
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
Celestica, Inc. (a)                                     57,000    $   1,294,470
                                                                  --------------
OFFICE ELECTRONICS--1.0%
Xerox Corp. (a)                                        186,300        1,298,511
                                                                  --------------
SEMICONDUCTORS--0.0%
Agere Systems, Inc. Class A (a)                              1                1
Agere Systems, Inc. Class B (a)                             --(b)             1
                                                                  --------------
                                                                              2
                                                                  --------------
TELECOMMUNICATIONS EQUIPMENT--1.9%
Lucent Technologies, Inc. (a)                          831,600        1,380,456
Motorola, Inc.                                          90,700        1,307,894
                                                                  --------------
                                                                      2,688,350
                                                                  --------------

MATERIALS--2.1%
PAPER & FOREST PRODUCTS--2.1%
PAPER PRODUCTS--2.1%
Georgia-Pacific Corp.                                  121,500        2,986,470
                                                                  --------------

TELECOMMUNICATION SERVICES--8.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--8.0%
INTEGRATED TELECOMMUNICATION SERVICES--8.0%
AT&T Corp.                                             291,500        3,119,050
BellSouth Corp.                                         51,700        1,628,550
Deutsche Telekom AG, ADR                               178,550        1,662,300
Nippon Telegraph & Telephone Corp., ADR                 53,300        1,097,447
Sprint-FON Group                                        59,900          635,539
Verizon Communications, Inc.                            77,100        3,095,565
WorldCom Inc.--MCI Group (c)                            70,248            8,001
WorldCom Inc.--WorldCom Group (a)(c)                   454,600           51,779
                                                                  --------------
                                                                     11,298,231
                                                                  --------------

UTILITIES--5.0%
ELECTRIC UTILITIES--1.6%
PG&E Corp.                                             130,700    $   2,338,223
                                                                  --------------
GAS UTILITIES--2.0%
El Paso Corp.                                          134,700        2,776,167
                                                                  --------------
MULTI-UTILITIES--1.4%
Western Resources, Inc.                                 50,000          767,500
Williams Companies, Inc.                               193,200        1,157,268
                                                                  --------------
                                                                      1,924,768
                                                                  --------------
TOTAL INVESTMENTS--98.7%
  (cost of $157,051,678) (d)                                        138,789,240
                                                                  --------------
OTHER ASSETS & LIABILITIES, NET--1.3%                                 1,819,399
                                                                  --------------
NET ASSETS--100.0%                                                $ 140,608,639
                                                                  ==============

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Rounds to less than one.
(c) As of June 30, 2002, the Fund held shares of WorldCom, Inc. representing 0.04% of net assets. WorldCom, Inc. files for bankruptcy protection under Chapter 11 on July 21, 2002.
(d) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM              NAME
            -------              ----
              ADR     American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Liberty Value Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                         $157,051,678
                                                             ------------
Investments, at value                                        $138,789,240
Receivable for:
  Investments sold                                                511,906
  Fund shares sold                                              1,599,154
  Dividends                                                       351,215
Deferred Trustees' compensation plan                                4,607
                                                             ------------
    TOTAL ASSETS                                              141,256,122
                                                             ------------
LIABILITIES:
Payable to custodian bank                                         226,246
Payable for:
  Fund shares repurchased                                         220,213
  Management fee                                                   78,799
  Transfer agent fee                                                  631
  Pricing and bookkeeping fees                                      5,093
  Trustees' fee                                                       723
Deferred Trustees' fee                                              4,607
Other liabilities                                                 111,171
                                                             ------------
    TOTAL LIABILITIES                                             647,483
                                                             ------------
NET ASSETS                                                   $140,608,639
                                                             ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                              $151,404,255
Undistributed net investment income                               913,328
Accumulated net realized gain                                   6,553,526
Net unrealized depreciation on:
  Investments                                                 (18,262,438)
  Foreign currency translations                                       (32)
                                                             ------------
NET ASSETS                                                   $140,608,639
                                                             ============
CLASS A:
Net assets                                                   $131,564,409
Shares outstanding                                             10,748,974
                                                             ============
Net asset value per share                                    $      12.24
                                                             ============
CLASS B:
Net assets                                                   $  9,044,230
Shares outstanding                                                740,978
                                                             ============
Net asset value per share                                    $      12.21
                                                             ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Value Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                              $  1,513,119
Interest                                                                     22,670
                                                                       ------------
  Total Investment Income (net of foreign tax withheld of $23,032)        1,535,789
                                                                       ------------
EXPENSES:
Management fee                                                              512,669
Distribution fee--Class B                                                    10,955
Pricing and bookkeeping fees                                                 34,086
Transfer agent fee                                                            3,756
Trustees' fee                                                                 5,812
Other expenses                                                               49,689
                                                                       ------------
  Total Expenses                                                            616,967
Custody earnings credit                                                         (62)
                                                                       ------------
  Net Expenses                                                              616,905
                                                                       ------------
Net Investment Income                                                       918,884
                                                                       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                          6,330,324
Net change in unrealized appreciation/depreciation on investments       (25,524,897)
                                                                       ------------
Net Loss                                                                (19,194,573)
                                                                       ------------
Net Decrease in Net Assets from Operations                             $(18,275,689)
                                                                       ============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Value Fund, Variable Series

                                                                                           (UNAUDITED)
                                                                                            SIX MONTHS            YEAR
                                                                                              ENDED               ENDED
                                                                                             JUNE 30,          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                             2002                2001
----------------------------------                                                        -------------       --------------
OPERATIONS:
Net investment income                                                                     $     918,884       $    2,045,561
Net realized gain on investments and foreign currency transactions                            6,330,324           16,948,658
Net change in unrealized appreciation/depreciation on investments
  and foreign currency translations                                                         (25,524,897)         (20,337,495)
                                                                                          -------------       --------------
       Net Decrease from Operations                                                         (18,275,689)          (1,343,276)
                                                                                          -------------       --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                                            --           (1,952,148)
  Class B                                                                                            --              (92,744)
From net realized gains:
  Class A                                                                                            --          (11,312,710)
  Class B                                                                                            --             (537,449)
                                                                                          -------------       --------------
Total Distributions Declared to Shareholders                                                         --          (13,895,051)
                                                                                          -------------       --------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                               4,064,584            5,987,008
  Distributions reinvested                                                                           --           13,264,858
  Redemptions                                                                               (13,561,263)         (42,341,707)
                                                                                          -------------       --------------
       Net Decrease                                                                          (9,496,679)         (23,089,841)
                                                                                          -------------       --------------
Class B:
  Subscriptions                                                                               2,720,780            7,448,901
  Distributions reinvested                                                                           --              630,193
  Redemptions                                                                                  (287,120)            (902,742)
                                                                                          -------------       --------------
       Net Increase                                                                           2,433,660            7,176,352
                                                                                          -------------       --------------
Net Decrease from Share Transactions                                                         (7,063,019)         (15,913,489)
                                                                                          -------------       --------------
Total Decrease in Net Assets                                                                (25,338,708)         (31,151,816)
NET ASSETS:
Beginning of period                                                                         165,947,347          197,099,163
                                                                                          -------------       --------------
End of period (including undistributed net investment income of $913,328 and
  overdistributed net investment income of $(5,556), respectively)                        $ 140,608,639       $  165,947,347
                                                                                          =============       ==============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                                 313,415              406,061
  Issued for distributions reinvested                                                                --              957,751
  Redemptions                                                                                (1,010,643)          (2,891,621)
                                                                                          -------------       --------------
       Net Decrease                                                                            (697,228)          (1,527,809)
                                                                                          -------------       --------------
Class B:
  Subscriptions                                                                                 200,357              506,945
  Issued for distributions reinvested                                                                --               45,567
  Redemptions                                                                                   (21,344)             (62,240)
                                                                                          -------------       --------------
       Net Increase                                                                             179,013              490,272
                                                                                          -------------       --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Liberty Value Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek primarily income and long-term capital growth and secondarily, preservation of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of December 31, 2001, the tax composition of dividends was as follows:

     Ordinary income                       $ 3,940,882
     Long-term capital gains                 9,954,169
                                           -----------
                                           $13,895,051
                                           ===========

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of average daily net assets attributable to Class B shares as of the 20th of each month.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $62 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $51,359,590 and $49,359,347, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation       $  14,310,018
     Gross unrealized depreciation         (32,572,456)
                                         -------------
       Net unrealized depreciation       $ (18,262,438)
                                         =============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

For the six months ended June 30, 2002, the Fund used AlphaTrade Inc. and Fleet Securities, Inc., affiliates of Colonial, as brokers. Total commissions paid to AlphaTrade Inc. and Fleet Securities, Inc. during the period were $16,343 and $525, respectively.

FINANCIAL HIGHLIGHTS
Liberty Value Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                   (UNAUDITED)
                                                   SIX MONTHS
                                                      ENDED                           YEAR ENDED DECEMBER 31,
                                                     JUNE 30,        ---------------------------------------------------------
                                                      2002             2001        2000        1999        1998        1997
                                                   -----------       ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE,
   BEGINNING OF PERIOD                             $     13.82       $   15.11   $   13.18   $   16.39   $   15.34   $   13.96
                                                   -----------       ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (a)                                 0.08            0.17        0.18        0.17        0.20        0.28
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                                      (1.66)          (0.19)       1.98        0.69        1.50        3.75
                                                   -----------       ---------   ---------   ---------   ---------   ---------
     Total from Investment
       Operations                                        (1.58)          (0.02)       2.16        0.86        1.70        4.03
                                                   -----------       ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                                  --           (0.21)      (0.19)      (0.15)      (0.18)      (0.27)
In excess of net investment income                          --              --       (0.01)         --          --       (0.01)
From net realized gains                                     --           (1.06)      (0.03)      (3.85)      (0.47)      (2.37)
In excess of net realized gains                             --              --          --       (0.07)         --          --
                                                   -----------       ---------   ---------   ---------   ---------   ---------
     Total Distributions Declared
     to Shareholders                                        --           (1.27)      (0.23)      (4.07)      (0.65)      (2.65)
                                                   -----------       ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                     $     12.24       $   13.82   $   15.11   $   13.18   $   16.39   $   15.34
                                                   ===========       =========   =========   =========   =========   =========
Total return (b)(c)                                     (11.43)%(d)      (0.18)%     16.43%       5.55%      11.13%      28.97%
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                              0.77%(f)        0.81%       0.74%       0.73%       0.76%       0.79%
Net investment income (e)                                 1.18%(f)        1.16%       1.34%       0.99%       1.24%       1.77%
Portfolio turnover rate                                     32%(d)          54%         84%        172%         28%         60%
Net assets, end of period (000's)                  $   131,564       $ 158,193   $ 196,017   $ 197,523   $ 149,820   $ 106,909

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if any, had no impact.
(f) Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Newport Tiger Fund, Variable Series / June 30, 2002

   Newport Tiger Fund, Variable Series seeks capital appreciation.

   Lynda Couch is the fund's portfolio manager. Ms. Couch is a managing director of Newport Fund Management, Inc.

The fiscal year began with many investors believing that the worst of the global economic decline was over and that the downturn had reached bottom in October 2001. In the first quarter of 2002, Asian markets outside of Japan advanced more than 11%. However, as the period progressed, investor optimism waned as concerns about corporate governance and mixed economic data in the United States triggered a sell-off in both US and Asian markets. As a result, Asian markets gave up some of their first-quarter gains. The fund's underperformance for the six months was primarily the result of our heavy emphasis on Hong Kong and Singapore, which failed to participate fully in the region's strong first quarter and its lighter exposure to smaller, emerging markets in the area, which were the areas of greatest strength.

The fund's benchmark has changed from MSCI EAFE (GDP) Index to the MSCI ACFree Asia Ex Japan Index. We believe the MSCI ACFree Asia Ex Japan Index is a more accurate comparison of fund performance than the MSCI EAFE (GDP) Index, which includes a significant weighting in Japanese stocks. Japan is not represented in the fund.

STOCKS IN HONG KONG AND SINGAPORE WERE LAGGARDS
Investments in Hong Kong, which accounted for approximately 41% of the fund's net assets, and in Singapore, which accounted for approximately 15%, held back results. Out of step with the rest of the region, Hong Kong did not fully participate in the first-quarter market advances in Asia. While real estate stocks sparked a rally in May, Hong Kong finished the period with negative returns because poor domestic and global economic data raised concerns about its prospects for the second half of the year. Holdings in Singapore suffered from a decline in blue chip stocks and negative sentiment about the US technology market. Even companies that reported increased business were affected by the outlook for a sluggish rebound in the US technology sector. For example, Singapore's Datacraft Asia (0.7% of net assets) declined 45% even though it announced a systems integration contract with the State Bank of India. (1) The technology-dependent market of Taiwan, which represented approximately 8% of net assets, also lost value in reaction to the troubled US technology sector.

UNDER-EXPOSURE TO EMERGING ASIA LIMITED PERFORMANCE
The fund's performance was held back because it had relatively small positions in some of Asia's strongest performing markets, such as Malaysia, which gained approximately 10.5%; Thailand, which gained 33.8%; and Indonesia, which advanced 62.0% for the period. Indonesia is reforming its banking and legal systems and continues to be affected by debt, a budget deficit and political concerns. We are monitoring economic and financial developments in Indonesia because we would like to add more Indonesian stocks to the portfolio when conditions improve.

INVESTMENTS IN CHINA AND KOREA BENEFITED PERFORMANCE
Successful stock picking in China and Korea was the biggest contributor to performance. In China we favored utility stocks, such as Huaneng Power International (3.5% of net assets), the most profitable power generator in China. The stock rose 36% during the six months. The fund's largest holding, Hong Kong & China Gas (5.7% of net assets) was up 8% during the period. In Korea, the largest holding was Samsung Electronics (5.5% of net assets) which gained 18% for the six months.

LOOKING FORWARD TO A DOMESTICALLY DRIVEN RECOVERY
In the past, two forces have boosted economic growth in Asia--exports to the United States and Europe, and local consumer spending. Looking ahead, we believe that most of Asia's recovery will be home-grown, that is, it will stem from its own domestic consumers. We have been seeing this trend in urban China, Korea and emerging Asia but not in Hong Kong, Taiwan and Singapore, where economic strength depends to a large extent on exports.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in the Newport Tiger Fund, Variable Series offers long-term growth potential; however, the net asset value of the fund will fluctuate due to economic and political developments and currency exchange rate fluctuations. Many of the Asian countries are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

(1) Holdings and sector breakdowns are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Newport Tiger Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                       6-MONTH
                     (CUMULATIVE)    1-YEAR   5-YEAR     LIFE
-------------------------------------------------------------
Class A (5/1/95)         -6.21       -13.25    -7.79    -1.50
MSCIEAFE(GDP)
 Index                    0.06       -10.57     0.62     3.72
MSCI AC Free Asia
 Ex Japan Index(1)        4.90         8.38   -10.60    -4.71

Inception date of share class is in parentheses.

NET ASSET VALUE ($)                 12/31/01      6/30/02
----------------------------------------------------------
Class A                               1.77         1.66

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/1/1995 - 6/30/2002

Class A: $8,972

                            MSCI AC FREE ASIA
           CLASS A SHARES   EX JAPAN INDEX          MSCI EAFE(GDP) INDEX
 5/1995           $10,000              $10,000                   $10,000
 5/1995           $11,100              $11,125                   $ 9,903
 6/1995           $10,900              $10,951                   $ 9,792
 7/1995           $11,200              $11,157                   $10,432
 8/1995           $10,851              $10,643                   $ 9,996
 9/1995           $11,050              $10,770                   $10,115
10/1995           $11,000              $10,584                   $ 9,822
11/1995           $11,050              $10,344                   $10,029
12/1995           $11,501              $10,855                   $10,459
 1/1996           $12,661              $11,699                   $10,591
 2/1996           $12,560              $11,826                   $10,623
 3/1996           $12,560              $11,912                   $10,764
 4/1996           $12,510              $12,341                   $11,099
 5/1996           $12,460              $12,203                   $10,935
 6/1996           $12,208              $12,021                   $11,020
 7/1996           $11,552              $11,134                   $10,704
 8/1996           $11,956              $11,470                   $10,698
 9/1996           $12,308              $11,668                   $10,992
10/1996           $12,207              $11,446                   $10,872
11/1996           $12,813              $11,986                   $11,336
12/1996           $12,851              $11,944                   $11,256
 1/1997           $12,750              $12,191                   $11,044
 2/1997           $12,750              $12,295                   $11,121
 3/1997           $11,985              $11,600                   $11,334
 4/1997           $11,781              $11,428                   $11,305
 5/1997           $12,852              $11,944                   $11,894
 6/1997           $13,464              $12,381                   $12,602
 7/1997           $13,668              $12,485                   $12,879
 8/1997           $11,324              $10,272                   $11,955
 9/1997           $11,681              $10,225                   $12,722
10/1997           $ 9,028              $ 7,952                   $11,782
11/1997           $ 8,876              $ 7,407                   $11,734
12/1997           $ 8,850              $ 7,130                   $11,904
 1/1998           $ 7,556              $ 6,514                   $12,523
 2/1998           $ 9,212              $ 7,895                   $13,243
 3/1998           $ 9,161              $ 7,779                   $13,965
 4/1998           $ 8,385              $ 7,097                   $14,174
 5/1998           $ 7,246              $ 6,014                   $14,375
 6/1998           $ 6,522              $ 5,339                   $14,510
 7/1998           $ 6,004              $ 5,204                   $14,699
 8/1998           $ 5,124              $ 4,454                   $12,762
 9/1998           $ 6,003              $ 4,896                   $12,406
10/1998           $ 7,763              $ 5,961                   $13,786
11/1998           $ 8,281              $ 6,442                   $14,502
12/1998           $ 8,281              $ 6,576                   $15,085
 1/1999           $ 7,806              $ 6,471                   $15,100
 2/1999           $ 7,806              $ 6,345                   $14,626
 3/1999           $ 8,492              $ 7,106                   $15,395
 4/1999           $10,338              $ 8,405                   $16,013
 5/1999           $ 9,652              $ 8,223                   $15,174
 6/1999           $10,707              $ 9,508                   $15,937
 7/1999           $10,707              $ 9,299                   $16,421
 8/1999           $10,760              $ 9,529                   $16,528
 9/1999           $10,338              $ 8,862                   $16,812
10/1999           $11,023              $ 9,147                   $17,391
11/1999           $12,342              $10,017                   $18,013
12/1999           $13,912              $10,829                   $19,762
 1/2000           $13,274              $10,775                   $18,669
 2/2000           $13,646              $10,550                   $19,356
 3/2000           $14,177              $10,798                   $19,931
 4/2000           $13,274              $ 9,808                   $18,710
 5/2000           $12,530              $ 8,955                   $18,292
 6/2000           $13,857              $ 9,428                   $19,088
 7/2000           $13,805              $ 9,024                   $18,128
 8/2000           $13,698              $ 8,957                   $18,327
 9/2000           $12,742              $ 7,931                   $17,475
10/2000           $12,159              $ 7,307                   $16,974
11/2000           $11,522              $ 7,024                   $16,295
12/2000           $11,736              $ 7,013                   $16,692
 1/2001           $12,594              $ 7,916                   $16,846
 2/2001           $11,843              $ 7,542                   $15,717
 3/2001           $10,396              $ 6,688                   $14,702
 4/2001           $10,985              $ 6,698                   $15,666
 5/2001           $10,664              $ 6,688                   $15,099
 6/2001           $10,342              $ 6,528                   $14,530
 7/2001           $10,127              $ 6,281                   $14,209
 8/2001           $ 9,484              $ 6,183                   $13,831
 9/2001           $ 7,984              $ 5,211                   $12,297
10/2001           $ 8,198              $ 5,492                   $12,582
11/2001           $ 9,109              $ 6,226                   $13,049
12/2001           $ 9,566              $ 6,744                   $12,985
 1/2002           $ 9,566              $ 7,013                   $12,263
 2/2002           $ 9,404              $ 7,065                   $12,383
 3/2002           $ 9,782              $ 7,538                   $13,157
 4/2002           $ 9,782              $ 7,616                   $13,234
 5/2002           $ 9,459              $ 7,444                   $13,493
 6/2002           $ 8,972              $ 7,074                   $12,994

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) AC Free Asia Ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from April 30, 1995.

INVESTMENT PORTFOLIO
Newport Tiger Fund, Variable Series / June 30, 2002 (Unaudited)

                                                          SHARES            VALUE
                                                       -------------     ------------
COMMON STOCKS--90.4%
CONSUMER DISCRETIONARY--13.5%
CONSUMER DURABLES & APPAREL--4.6%
APPAREL & ACCESSORIES--4.6%
Li & Fung Ltd.                                            1,112,000      $  1,496,933
                                                                         ------------
HOTELS, RESTAURANTS & LEISURE--1.6%
CASINOS & GAMING--1.6%
Genting Berhad                                              140,000           537,895
                                                                         ------------
MEDIA--4.2%
BROADCASTING & CABLE TV--1.0%
Television Broadcasts Ltd.                                   77,000           327,746
                                                                         ------------
PUBLISHING & PRINTING--3.2%
Singapore Press Holdings Ltd.                                94,164         1,060,207
                                                                         ------------
RETAILING--3.1%
APPAREL RETAIL--3.1%
Giordano International Ltd.                               1,676,000         1,031,391
                                                                         ------------

CONSUMER STAPLES--3.0%
FOOD & DRUG RETAILING--1.2%
FOOD RETAIL--1.2%
President Chain Store Corp.                                 209,394           391,713
                                                                         ------------
FOOD, BEVERAGES & TOBACCO--1.0%
PACKAGED FOODS--1.0%
Nestle India Ltd.                                            30,100           317,202
                                                                         ------------
HOUSEHOLD & PERSONAL PRODUCTS--0.8%
HOUSEHOLD PRODUCTS--0.8%
Hindustan Lever Ltd.                                         67,500           267,113
                                                                         ------------

FINANCIALS--31.8%
BANKS--12.2%
DBS Bank Ltd.                                               166,638         1,169,092
Hang Seng Bank Ltd.                                         110,200         1,179,713
Kookmin Bank                                                 14,363           698,418
Koram Bank (a)                                               31,820           284,817
Public Bank Berhad                                          407,000           370,584
United Overseas Bank Ltd.                                    41,000           294,605
                                                                         ------------
                                                                            3,997,229
                                                                         ------------
DIVERSIFIED FINANCIALS--7.5%
CONSUMER FINANCE--3.2%
Housing Development Finance Corp., Ltd.                      79,654         1,061,782
                                                                         ------------
MULTI-SECTOR HOLDINGS--4.3%
Hutchison Whampoa Ltd.                                      189,500         1,415,185
Swire Pacific Ltd., Series A                                    500             2,558
                                                                         ------------
                                                                            1,417,743
                                                                         ------------
REAL ESTATE--12.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT--12.1%
Cheung Kong Holdings Ltd.                                    70,000           583,337
City Developments Ltd.                                      154,000           496,648
Henderson Land Development Co., Ltd.                        123,000           510,926
Land and House Co., Ltd. (a)                                211,700      $    400,203
SM Prime Holdings, Inc.                                   3,011,000           329,071
Sun Hung Kai Properties Ltd.                                218,000         1,655,972
                                                                         ------------
                                                                            3,976,157
                                                                         ------------

HEALTH CARE--1.9%
PHARMACEUTICALS & BIOTECHNOLOGY--1.9%
BIOTECHNOLOGY--0.0%
Cheung Kong Life Sciences International,
  Holdings Inc. rights exp. 07/09/02 (a)                      2,800                --(b)
                                                                         ------------
PHARMACEUTICALS--1.9%
Dr. Reddy's Laboratories Ltd.                                17,100           330,958
Dr. Reddy's Laboratories Ltd., ADR                           14,900           289,060
                                                                         ------------
                                                                              620,018
                                                                         ------------

INDUSTRIALS--7.4%
CAPITAL GOODS--7.4%
AEROSPACE & DEFENSE--4.0%
Singapore Technologies Engineering Ltd.                   1,205,000         1,315,822
                                                                         ------------
ELECTRICAL COMPONENTS & EQUIPMENT--3.4%
Hon Hai Precision Industry Co., Ltd.                        110,000           449,416
Johnson Electric Holdings Ltd.                              571,000           677,152
                                                                         ------------
                                                                            1,126,568
                                                                         ------------

INFORMATION TECHNOLOGY--16.7%
SOFTWARE & SERVICES--2.8%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--2.8%
Infosys Technologies Ltd.                                    13,700           921,063
                                                                         ------------
TECHNOLOGY HARDWARE & EQUIPMENT--13.9%
COMPUTER STORAGE & PERIPHERALS--0.7%
Asustek Computer, Inc.                                       71,000           213,574
                                                                         ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.1%
Venture Manufacturing (Singapore) Ltd.                       87,000           694,051
                                                                         ------------
NETWORKING EQUIPMENT--0.7%
Datacraft Asia Ltd.                                         203,640           244,368
                                                                         ------------
SEMICONDUCTORS--10.4%
Samsung Electronics                                           6,550         1,794,298
Taiwan Semiconductor Manufacturing Co. (a)                  801,541         1,631,392
                                                                         ------------
                                                                            3,425,690
                                                                         ------------

                       See Notes to Investment Portfolio.

                                       166

                                                          SHARES            VALUE
                                                       -------------     ------------
TELECOMMUNICATION SERVICES--6.9%
WIRELESS TELECOMMUNICATION SERVICES--6.9%
China Mobile Ltd. (a)(c)                                    541,000      $  1,585,130
SK Telecom Co., Ltd.                                          3,000           673,189
                                                                         ------------
                                                                            2,258,319
                                                                         ------------

UTILITIES--9.2%
ELECTRIC UTILITIES--3.5%
Huaneng Power International, Inc.                         1,390,000         1,140,520
                                                                         ------------
GAS UTILITIES--5.7%
Hong Kong & China Gas Co., Ltd.                           1,417,002         1,880,265
                                                                         ------------
TOTAL COMMON STOCKS
   (cost of $25,694,070)                                                   29,723,369
                                                                         ------------

                                                           PAR
                                                       ------------
SHORT-TERM OBLIGATION--9.8%
Repurchase agreement with SBC Warburg Ltd., dated
  6/28/02, due 07/01/02 at 1.900%, collateralized by
  U.S. Treasury Bonds and Notes with various
  maturities to 2027, market value $3,305,803
  (repurchase proceeds $3,230,511)
  (cost of $3,230,000)                                 $  3,230,000         3,230,000
                                                                         ------------
TOTAL INVESTMENTS--100.2%
   (cost of $28,924,070) (d)                                               32,953,369
                                                                         ------------
OTHER ASSETS & LIABILITIES, NET--(0.2)%                                       (64,053)
                                                                         ------------
NET ASSETS--100.0%                                                       $ 32,889,316
                                                                         ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Value rounds to less than $1.
(c) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(d) Cost for both financial statement and federal income tax purposes is the same.

SUMMARY OF SECURITIES                             % OF TOTAL
BY COUNTRY                             VALUE      INVESTMENTS
-------------------------------    -----------    -----------
China                              $13,486,828        40.9%
Singapore                            5,030,425        15.3%
United States                        3,763,428        11.4%
Korea                                3,450,722        10.5%
India                                2,898,118         8.8%
Taiwan                               2,686,095         8.1%
Malaysia                               908,479         2.8%
Thailand                               400,203         1.2%
Philippines                            329,071         1.0%
                                   -----------    ---------
                                   $32,953,369       100.0%
                                   ===========    =========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM              NAME
            -------              ----
             ADR       American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Newport Tiger Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                            $ 28,924,070
                                                                ------------
Investments, at value                                           $ 32,953,369
Cash                                                                     996
Foreign currency (cost of $232)                                          234
Receivable for:
  Fund shares sold                                                     2,469
  Interest                                                               511
  Dividends                                                           53,435
Deferred Trustees' compensation plan                                   2,608
Other assets                                                          35,351
                                                                ------------
    TOTAL ASSETS                                                  33,048,973
                                                                ------------
LIABILITIES:
Payable for:
  Fund shares repurchased                                            113,742
  Management fee                                                      23,301
  Transfer agent fee                                                     632
  Pricing and bookkeeping fees                                           701
  Trustees' fee                                                          196
Deferred Trustees' fee                                                 2,608
Other liabilities                                                     18,477
                                                                ------------
    TOTAL LIABILITIES                                                159,657
                                                                ------------
NET ASSETS                                                      $ 32,889,316
                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                 $ 40,473,391
Undistributed net investment income                                  242,668
Accumulated net realized loss                                    (11,856,033)
Net unrealized appreciation (depreciation) on:
  Investments                                                      4,029,299
  Foreign currency translations                                           (9)
                                                                ------------
NET ASSETS                                                      $ 32,889,316
                                                                ============
CLASS A:
Net assets                                                      $ 31,866,506
Shares outstanding                                                19,184,923
                                                                ============
Net asset value per share                                       $       1.66
                                                                ============
CLASS B:
Net assets                                                      $  1,022,810
Shares outstanding                                                   604,520
                                                                ============
Net asset value per share                                       $       1.69
                                                                ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Newport Tiger Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                          $ 433,294
Interest                                                                              35,714
                                                                                   ---------
  Total Investment Income (net of foreign taxes withheld of $44,598)                 469,008

EXPENSES:
Management fee                                                                       167,613
Distribution fee--Class B                                                              1,518
Pricing and bookkeeping fees                                                           5,532
Transfer agent fee                                                                     3,757
Trustees' fee                                                                          3,263
Audit fee                                                                             11,458
Custody fee                                                                           15,956
Other expenses                                                                         9,225
                                                                                   ---------
  Total Expenses                                                                     218,322
Custody earnings credit                                                                 (266)
                                                                                   ---------
  Net Expenses                                                                       218,056
                                                                                   ---------
Net Investment Income                                                                250,952
                                                                                   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments                                                                        260,470
  Foreign currency transactions                                                      (13,069)
                                                                                   ---------
    Net realized gain                                                                247,401
                                                                                   ---------
Net change in unrealized appreciation/depreciation on:
  Investments                                                                       (134,199)
  Foreign currency translations                                                           25
                                                                                   ---------
    Net change in unrealized appreciation/depreciation                              (134,174)
                                                                                   ---------
Net Gain                                                                             113,227
                                                                                   ---------
Net Increase in Net Assets from Operations                                         $ 364,179
                                                                                   =========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Newport Tiger Fund, Variable Series

                                                                                          (UNAUDITED)
                                                                                          SIX MONTHS           YEAR
                                                                                             ENDED             ENDED
                                                                                            JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                            2002             2001
----------------------------------                                                       -------------     ------------
OPERATIONS:
Net investment income                                                                    $     250,952     $    379,639
Net realized gain (loss) on investments and foreign currency transactions                      247,401       (3,264,041)
Net change in unrealized appreciation/depreciation on investments and foreign
  currency translations                                                                       (134,174)      (3,653,808)
                                                                                         -------------     ------------
       Net Increase (Decrease) from Operations                                                 364,179       (6,538,210)
                                                                                         -------------     ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                          --         (277,176)
   Class B                                                                                          --          (14,334)
                                                                                         -------------     ------------
   Total Distributions Declared to Shareholders                                                     --         (291,510)
                                                                                         -------------     ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                            318,385,032      103,323,070
  Distributions reinvested                                                                          --          277,176
  Redemptions                                                                             (320,560,853)    (106,863,599)
                                                                                         -------------     ------------
       Net Decrease                                                                         (2,175,821)      (3,263,353)
                                                                                         -------------     ------------
Class B:
  Subscriptions                                                                              2,193,637       61,963,745
  Distributions reinvested                                                                          --           14,334
  Redemptions                                                                               (3,412,471)     (60,955,504)
                                                                                         -------------     ------------
       Net Increase (Decrease)                                                              (1,218,834)       1,022,575
                                                                                         -------------     ------------
Net Decrease from Share Transactions                                                        (3,394,655)      (2,240,778)
                                                                                         -------------     ------------
Total Decrease in Net Assets                                                                (3,030,476)      (9,070,498)

NET ASSETS:
Beginning of period                                                                         35,919,792       44,990,290
                                                                                         -------------     ------------
End of period (including undistributed net investment income and overdistributed
  net investment income of $242,668 and $(8,284), respectively)                          $  32,889,316     $ 35,919,792
                                                                                         =============     ============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                            178,683,344       56,485,625
  Issued for distributions reinvested                                                               --          159,296
  Redemptions                                                                             (178,552,286)     (57,837,979)
                                                                                         -------------     ------------
       Net Increase (Decrease)                                                                 131,058       (1,193,058)
                                                                                         -------------     ------------
Class B:
  Subscriptions                                                                              1,185,889       33,916,649
  Issued for distributions reinvested                                                               --            8,053
  Redemptions                                                                               (1,814,729)     (32,985,806)
                                                                                         -------------     ------------
       Net Increase (Decrease)                                                                (628,840)         938,896
                                                                                         -------------     ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Newport Tiger Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Newport Tiger Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Newport Fund Management, Inc. ("Newport"), an affiliate of the Manager, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Newport and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2005                              $  2,191,366
       2006                                 5,726,423
       2007                                 1,050,865
       2009                                 2,161,521
                                         ------------
                                         $ 11,130,175
                                         ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $866,428 and $5,174 of net capital losses attributable to security transactions and foreign currency losses, respectively, occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust

Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $266 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $3,944,914 and $7,823,621, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation         $ 6,610,012
     Gross unrealized depreciation          (2,580,713)
                                           -----------
       Net unrealized appreciation         $ 4,029,299
                                           ===========

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Newport Tiger Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                         (UNAUDITED)
                                                          SIX MONTHS
                                                             ENDED                     YEAR ENDED DECEMBER 31,
                                                            JUNE 30,     ------------------------------------------------------
                                                             2002          2001        2000        1999       1998       1997
                                                           --------      --------    --------    --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   1.77      $  2.19     $  2.62     $  1.57    $  1.71    $  2.52
                                                           --------      --------    --------    --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                      0.01         0.02        0.02        0.03       0.03       0.03
Net realized and unrealized gain (loss) on
  investments and foreign currency                            (0.12)       (0.42)      (0.43)       1.04      (0.14)     (0.81)
                                                           --------      --------    --------    --------   --------   --------
    Total from Investment Operations                          (0.11)       (0.40)      (0.41)       1.07      (0.11)     (0.78)
                                                           --------      --------    --------    --------   --------   --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                       --        (0.02)      (0.02)      (0.02)     (0.03)     (0.03)
                                                           --------      --------    --------    --------   --------   --------
NET ASSET VALUE, END OF PERIOD                             $   1.66      $  1.77     $  2.19     $  2.62    $  1.57    $  1.71
                                                           ========      ========    ========    ========   ========   ========
Total return (b)(c)                                           (6.21)%(d)  (18.48)%    (15.63)%     68.01%     (6.43)%   (31.14)%

RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                                   1.16%(f)     1.31%       1.15%       1.21%      1.30%      1.25%
Net investment income (e)                                      1.36%(f)     0.99%       0.80%       1.65%      2.16%      1.14%
Portfolio turnover rate                                          12%(d)       24%         22%         12%        16%        27%
Net assets, end of period (000's)                          $ 31,867      $33,688     $44,346     $46,125    $23,655    $24,934

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Rydex Financial Services Fund, Variable Series / June 30, 2002

   Rydex Financial Services Fund, Variable Series seeks capital appreciation.

   The fund is managed by a team of professionals at Rydex Global Advisors.

Although stocks in the financial services sector were in positive territory for most of the first quarter of 2002, concerns over accounting and corporate governance caused the sector--as well as the broader market--to make a sharp reversal in the second quarter.

   The brokerage business experienced declining trading volumes while strong consumer business in the commercial banking segment offset weakness in the capital markets.

   Consumers continued to take advantage of record-low interest rates by buying new homes and refinancing existing mortgages. This has driven strong volume across the sector--a trend that we see continuing and perhaps accelerating.

   Our outlook for the financial services industry is positive for the period ahead, and we believe the sector has the potential to outperform the broad market as the economy continues its recovery. With inflation subdued, the Federal Reserve is less likely to raise interest rates. The current rate structure--very low short-term interest rates that rise rather steeply in the two- to 10-year range--is favorable for banks. Diversified financial services companies should benefit from stable-to-improving economic conditions. These conditions could spark consumer confidence and reinforce spending, which could, in turn, drive the use of a broad array of financial services products including mortgage refinancing, credit cards and commercial loans.

   In this environment, we expect to continue to invest in financial services companies with favorable cash flow and earnings growth.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

The fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the financial services sector. As a non-diversified portfolio, the fund may invest a significant percentage of its assets in a single issuer. As a result, it may have increased risk compared to a more diversified fund.

PERFORMANCE INFORMATION
Rydex Financial Services Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                                   6-MONTH
                                 (CUMULATIVE)     1-YEAR         LIFE
----------------------------------------------------------------------
 Class A (5/30/00)                   -0.71         -6.81         3.22
 S&P Financial Services Index(1)     -4.24        -10.55         1.70

Inception date of share class is in parenthesis.

NET ASSET VALUE ($)                      12/31/01    6/30/02
------------------------------------------------------------
 Class A                                   12.76      12.67

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 6/30/02

Class A: $10,684

                                   S&P FINANCIAL
              CLASS A SHARES      SERVICES INDEX
 5/2000              $10,000             $10,000
 5/2000              $10,150             $10,000
 6/2000              $ 9,600             $ 9,394
 7/2000              $10,424             $10,365
 8/2000              $11,499             $11,360
 9/2000              $11,841             $11,631
10/2000              $11,774             $11,580
11/2000              $11,174             $10,898
12/2000              $12,186             $11,882
 1/2001              $11,910             $11,848
 2/2001              $11,188             $11,070
 3/2001              $10,869             $10,737
 4/2001              $11,180             $11,136
 5/2001              $11,575             $11,585
 6/2001              $11,466             $11,580
 7/2001              $11,306             $11,393
 8/2001              $10,643             $10,699
 9/2001              $10,088             $10,068
10/2001              $ 9,778             $ 9,880
11/2001              $10,475             $10,586
12/2001              $10,761             $10,818
 1/2002              $10,660             $10,649
 2/2002              $10,592             $10,494
 3/2002              $11,267             $11,192
 4/2002              $11,216             $10,894
 5/2002              $11,233             $10,875
 6/2002              $10,684             $10,358

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Financial Services Index is an unmanaged index that tracks the performance of domestic financial services stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

INVESTMENT PORTFOLIO
Rydex Financial Services Fund, Variable Series / June 30, 2002 (Unaudited)

                                                        SHARES          VALUE
                                                      ----------      ----------
COMMON STOCKS--99.3%
FINANCIALS--99.3%
BANKS--39.2%
Bank One Corp.                                             1,420      $   54,642
Bank of America Corp.                                      2,712         190,816
Bank of Hawaii Corp.                                       1,680          47,040
Bank of New York Co., Inc.                                   352          11,880
Banknorth Group, Inc.                                      1,960          50,999
City National Corp.                                          930          49,987
Colonial BancGroup, Inc.                                   3,080          46,200
Compass Bancshares, Inc.                                   1,570          52,752
Fifth Third Bancorp                                        1,713         114,171
FirstMerit Corp.                                           1,810          49,920
Golden State Bancorp, Inc.                                 1,430          51,837
Golden West Financial Corp.                                  970          66,717
GreenPoint Financial Corp.                                   310          15,221
Hibernia Corp.                                             2,540          50,267
IndyMac Bancorp, Inc. (a)                                  2,040          46,267
KeyCorp                                                    2,500          68,250
Marshall & Ilsley Corp.                                      340          10,516
Mercantile Bankshares Corp.                                  910          37,337
Regions Financial Corp.                                      360          12,654
SouthTrust Corp.                                           2,450          63,994
Sovereign Bancorp, Inc.                                    3,430          51,279
U.S. Bancorp                                               2,210          51,603
Wachovia Corp.                                             4,020         153,484
Washington Mutual, Inc.                                    3,158         117,210
Webster Financial Corp.                                    1,290          49,330
Wells Fargo & Co.                                          2,710         135,663
                                                                      ----------
                                                                       1,650,036
                                                                      ----------
DIVERSIFIED FINANCIALS--35.5%
CONSUMER FINANCE--7.1%
AmeriCredit Corp. (a)                                      1,400          39,270
Capital One Financial Corp.                                1,170          71,428
Countrywide Credit Industries, Inc.                        1,150          55,487
Household International, Inc.                              1,790          88,963
MBNA Corp.                                                   560          18,519
Metris Companies, Inc.                                     3,280          27,257
                                                                      ----------
                                                                         300,924
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES--28.4%
American Express Co.                                       1,790          65,013
Bear Stearns Companies, Inc.                                 960          58,752
Citigroup, Inc.                                            4,824         186,930
Fannie Mae                                                 2,230         164,462
Franklin Resources, Inc.                                     320          13,645
Freddie Mac                                                2,180         133,416
Investment Technology Group, Inc. (a)                      1,290          42,183
J.P. Morgan Chase & Co.                                    2,941          99,759
LaBranche & Co., Inc. (a)                                    850          19,465
Merrill Lynch & Co., Inc.                                    710          28,755
Morgan Stanley Dean Witter & Co.                           3,260         140,441
SEI Investment Co.                                         1,610          45,354
SLM Corp.                                                    410          39,729
State Street Corp.                                         1,280          57,216
Stilwell Financial, Inc.                                     410           7,462
T. Rowe Price Group, Inc.                                  1,440          47,347
Waddell & Reed Financial, Inc.                             1,950          44,694
                                                                      ----------
                                                                       1,194,623
                                                                      ----------
INSURANCE--23.0%
INSURANCE BROKERS--0.5%
Marsh & McLennan Companies, Inc.                             210      $   20,286
                                                                      ----------
LIFE & HEALTH INSURANCE--2.1%
Conseco, Inc. (a)                                         15,770          31,540
UnumProvident Corp.                                        2,240          57,008
                                                                      ----------
                                                                          88,548
                                                                      ----------
MULTI-LINE INSURANCE--11.9%
Allmerica Financial Corp.                                  1,030          47,586
American Financial Group, Inc.                             1,810          43,259
American International Group, Inc.                         4,921         335,753
Hartford Financial Services Group, Inc.                    1,240          73,743
                                                                      ----------
                                                                         500,341
                                                                      ----------
PROPERTY & CASUALTY INSURANCE--7.4%
ACE Ltd.                                                   1,800          56,880
Allstate Corp.                                             1,525          56,394
Chubb Corp.                                                  800          56,640
Fidelity National Financial, Inc.                          1,694          53,530
MBIA, Inc.                                                   530          29,961
MGIC Investment Corp.                                        260          17,628
Ohio Casualty Corp. (a)                                    1,140          23,826
Radian Group, Inc.                                           290          14,167
                                                                      ----------
                                                                         309,026
                                                                      ----------
REINSURANCE--1.1%
Everest Re Group Ltd.                                        790          44,201
                                                                      ----------
REAL ESTATE--1.6%
REAL ESTATE INVESTMENT TRUST--1.6%
Equity Office Properties Trust                             2,290          68,929
                                                                      ----------
TOTAL COMMON STOCKS--99.3%
    (Cost of $4,361,483) (b)                                           4,176,914
                                                                      ----------
OTHER ASSETS & LIABILITIES, NET--0.7%                                     29,047
                                                                      ----------
NET ASSETS--100.0%                                                    $4,205,961
                                                                      ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-Income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Rydex Financial Services Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                                 $4,361,483
                                                                     ----------
Investments, at value                                                $4,176,914
Receivable for:
   Investments sold                                                      59,369
   Dividends                                                              5,076
   Expense reimbursement due from Manager/Distributor                     3,089
Deferred Trustees' compensation plan                                        593
                                                                     ----------
     TOTAL ASSETS                                                     4,245,041
                                                                     ----------
LIABILITIES:
Payable to custodian bank                                                 1,415
Payable for:
   Investments purchased                                                 16,837
   Management fee                                                         3,008
   Transfer agent fee                                                       595
   Pricing and bookkeeping fees                                             912
   Trustees' fee                                                            265
Deferred Trustees' fee                                                      593
Other liabilities                                                        15,455
                                                                     ----------
     TOTAL LIABILITIES                                                   39,080
                                                                     ----------
NET ASSETS                                                           $4,205,961
                                                                     ==========
COMPOSITION OF NET ASSETS:
Paid-in capital                                                      $4,301,134
Undistributed net investment income                                       9,482
Accumulated net realized gain                                            79,914
Net unrealized depreciation on investments                             (184,569)
                                                                     ----------
NET ASSETS                                                           $4,205,961
                                                                     ==========
CLASS A:
Net assets                                                           $  106,838
Shares outstanding                                                        8,433
                                                                     ----------
Net asset value per share                                            $    12.67
                                                                     ==========
CLASS B:
Net assets                                                           $4,099,123
Shares outstanding                                                      324,201
                                                                     ----------
Net asset value per share                                            $    12.64
                                                                     ==========

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Rydex Financial Services Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $ 42,860
Interest                                                                           953
                                                                              --------
    Total Investment Income                                                     43,813
                                                                              --------
EXPENSES:
Management fee                                                                  19,715
Distribution fee--Class B                                                        5,663
Pricing and bookkeeping fees                                                     5,517
Transfer agent fee                                                               3,720
Trustees' fee                                                                    2,711
Audit fee                                                                        8,088
Custody fee                                                                      3,579
Other expenses                                                                   3,542
                                                                              --------
    Total Expenses                                                              52,535
Fees and expenses reimbursed by Manager                                        (13,213)
Fees reimbursed by the Distributor--Class B                                     (5,663)
Custody earnings credit                                                            (18)
                                                                              --------
    Net Expenses                                                                33,641
                                                                              --------
Net Investment Income                                                           10,172
                                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                92,898
Net change in unrealized appreciation/depreciation on investments              (75,972)
                                                                              --------
Net Gain                                                                        16,926
                                                                              --------
Net Increase in Net Assets from Operations                                    $ 27,098
                                                                              ========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Rydex Financial Services Fund, Variable Series

                                                                                          (UNAUDITED)
                                                                                          SIX MONTHS              YEAR
                                                                                            ENDED                 ENDED
                                                                                           JUNE 30,            DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                           2002                  2001
----------------------------------                                                        -----------          ------------
OPERATIONS:
Net investment income                                                                     $    10,172          $     16,187
Net realized gain (loss) on investments                                                        92,898               (11,097)
Net change in unrealized appreciation/depreciation on investments                             (75,972)             (414,242)
                                                                                          -----------          ------------
       Net Increase (Decrease) from Operations                                                 27,098              (409,152)
                                                                                          -----------          ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                                          --                  (377)
  Class B                                                                                          --               (16,068)
From net realized gains:
  Class A                                                                                          --                   (43)
  Class B                                                                                          --                (1,844)
                                                                                          -----------          ------------
  Total Distributions Declared to Shareholders                                                     --               (18,332)
                                                                                          -----------          ------------
SHARE TRANSACTIONS:
Class A:
  Distributions reinvested                                                                         --                   420
                                                                                          -----------          ------------
       Net Increase                                                                                --                   420
                                                                                          -----------          ------------
Class B:
  Subscriptions                                                                             1,759,494             2,907,847
  Distributions reinvested                                                                         --                17,912
  Redemptions                                                                              (2,274,606)             (532,597)
                                                                                          -----------          ------------
       Net Increase (Decrease)                                                               (515,112)            2,393,162
                                                                                          -----------          ------------
Net Increase (Decrease) from Share Transactions                                              (515,112)            2,393,582
                                                                                          -----------          ------------
Total Increase (Decrease) in Net Assets                                                      (488,014)            1,966,098

NET ASSETS:
Beginning of period                                                                         4,693,975             2,727,877
                                                                                          -----------          ------------
End of period (including undistributed net investment income
  and overdistributed net investment income of $9,482 and $(690), respectively)           $ 4,205,961          $  4,693,975
                                                                                          ===========          ============
CHANGES IN SHARES:
Class A:
  Issued for distributions reinvested                                                              --                    34
                                                                                          -----------          ------------
Class B:
  Subscriptions                                                                               134,752               221,262
  Issued for distributions reinvested                                                              --                 1,412
  Redemptions                                                                                (170,844)              (42,091)
                                                                                          -----------          ------------
       Net Increase (Decrease)                                                                (36,092)              180,583
                                                                                          -----------          ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Rydex Financial Services Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Rydex Financial Services Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of December 31, 2001, the tax composition of dividends was as follows:

   Ordinary income         $18,332
                           =======

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.85% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.65% annually of the Fund's average daily net assets. Rydex Global Advisors has been retained by Colonial to manage the day-to-day investment operations of the Fund. Colonial, out of the sub-advisory fee it receives, pays Rydex Global Advisors for services rendered.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.45% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.45% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $18 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $6,320,027 and $6,766,647, respectively. Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation           $ 124,415
     Gross unrealized depreciation            (308,984)
                                             ---------
       Net unrealized depreciation           $(184,569)
                                             =========

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS

Rydex Financial Services Fund, Variable Series -- Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                     (UNAUDITED)
                                                                     SIX MONTHS          YEAR             PERIOD
                                                                        ENDED            ENDED             ENDED
                                                                       JUNE 30,       DECEMBER 31,      DECEMBER 31,
                                                                         2002            2001             2000 (a)
                                                                     -----------      ------------      ------------
Net Asset Value, Beginning of Period                                 $     12.76      $      14.51      $     12.00
                                                                     -----------      ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                   0.03              0.06             0.04
Net realized and unrealized gain (loss) on investments                     (0.12)            (1.76)            2.59
                                                                     -----------      ------------      ------------
     Total from Investment Operations                                      (0.09)            (1.70)            2.63
                                                                     -----------      ------------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                    --             (0.04)           (0.02)
In excess of net investment income                                            --                --            (0.01)
From net realized capital gains                                               --             (0.01)           (0.05)
Return of capital                                                             --                --            (0.04)
                                                                     -----------      ------------      ------------
     Total Distributions Declared to Shareholders                             --             (0.05)           (0.12)
                                                                     -----------      ------------      ------------
NET ASSET VALUE, END OF PERIOD                                       $     12.67      $      12.76      $     14.51
                                                                     ===========      ============      ============
Total return (c)(d)(e)                                                     (0.71)%(f)       (11.71)%          21.88%(f)

RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                1.45%(h)          1.45%            1.45%(h)
Net investment income (g)                                                   0.44%(h)          0.44%            0.50%(h)
Waiver/reimbursement                                                        0.57%(h)          1.32%            2.89%(h)
Portfolio turnover rate                                                      139%(f)            57%               4%(f)
Net assets, end of period (000's)                                    $       107      $        108      $       122

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Rydex Health Care Fund, Variable Series / June 30, 2002

   Rydex Health Care Fund, Variable Series seeks capital appreciation.

   The fund is managed by a team of professionals at Rydex Global Advisors.

HEALTH CARE STOCKS LAGGED THE MARKET
For the six-month period that ended June 30, 2002, no major industry sector posted a positive return. Health care stocks lagged the overall market as measured by the S&P Health Care Index, which declined 16.71% for the period. Pharmaceutical companies were hit particularly hard as investors became aware of some of the immediate problems facing the drug industry. These included patent expiration and subsequent competition from cheaper generic drugs, lack of new products in the pipeline and a more conservative US Food and Drug Administration
(FDA).

   A number of negative company-specific issues affected returns during the period. Most notable were the set-backs suffered by ImClone, when its application for Erbitux, an experimental anticancer treatment, was rejected by the FDA and when allegations of improper trading activities were leveled against its management. Although the fund did not have a position in ImClone, it owns shares of Bristol-Myers Squibb (4.0% of net assets), which has a substantial financial interest in ImClone(1). Bristol-Myers Squibb shares lost ground as a direct result of the events surrounding ImClone and also because of other disappointments.

DIFFICULTY IN BIOTECH; HEALTH CARE EQUIPMENT FARED BETTER
Large pharmaceutical companies have been turning to smaller, innovative biotech firms to develop new products. Developing these products takes time, but many investors have grown impatient and have sold their holdings in the smaller companies. This has depressed the market for small biotech stocks, even as more products have been reaching late stages of development and more biotech companies have become profitable. Health care equipment companies fared much better during the period, as investors abandoned pharmaceutical and biotechnology stocks to take advantage of new product introductions in the cardiology and orthopedic markets.

CONTINUED FOCUS ON LARGE, ESTABLISHED NAMES
We maintained our emphasis on larger, established companies with sound balance sheets, proven and marketable products, and a strong new product pipeline. With large corporations in every industry under a cloud of suspicion, this strategy did not protect us from losses during the period, but we continue to believe that these companies offer the best exposure to the health care sector based on their sales, market share, assets and earnings.

LONG-TERM OUTLOOK REMAINS POSITIVE
We believe the long-term outlook is still very positive for health care companies. The pharmaceutical industry remains one of the strongest and most profitable businesses in the US. In the past, the industry has been able to rejuvenate itself by developing new drugs that open up entirely new markets and make older drugs obsolete. Health care spending and demand for new drugs should continue to rise as the baby boom generation ages and life expectancies grow longer. We expect acquisitions within the industry to continue as drug companies attempt to cut costs and gain economies of scale by eliminating duplication in marketing, manufacturing and research and development. We believe the fund is well positioned to benefit from these economic and demographic trends as overall market conditions improve.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

The fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the health care sector. As a non-diversified portfolio, the fund may invest a significant percentage of its assets in the securities of a single issuer. As a result, it may have increased risk compared to a more diversified fund.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Rydex Health Care Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                           6-MONTH
                         (CUMULATIVE)   1-YEAR    LIFE
------------------------------------------------------
Class A (5/30/00)           -16.76      -15.82   -6.50
S&P Health Care Index(1)    -16.71      -13.21   -5.93

Inception date of share class is in parenthesis.

NET ASSET VALUE ($)        12/31/01   6/30/02
---------------------------------------------
Class A                      12.53     10.43

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 6/30/02

Class A: $8,692

                CLASS A   S&P HEALTH
                 SHARES   CARE INDEX
 5/2000         $10,000      $10,000
 5/2000         $10,067      $10,000
 6/2000         $11,051      $10,832
 7/2000         $10,434      $10,224
 8/2000         $10,668      $10,295
 9/2000         $11,085      $10,806
10/2000         $11,185      $11,202
11/2000         $11,510      $11,679
12/2000         $11,852      $12,006
 1/2001         $10,885      $11,026
 2/2001         $11,001      $11,053
 3/2001         $10,185      $10,232
 4/2001         $10,468      $10,512
 5/2001         $10,626      $10,640
 6/2001         $10,326      $10,146
 7/2001         $10,660      $10,691
 8/2001         $10,302      $10,313
 9/2001         $10,318      $10,463
10/2001         $10,318      $10,413
11/2001         $10,710      $10,918
12/2001         $10,444      $10,572
 1/2002         $10,277      $10,472
 2/2002         $10,260      $10,513
 3/2002         $10,285      $10,535
 4/2002         $ 9,659      $ 9,883
 5/2002         $ 9,535      $ 9,695
 6/2002         $ 8,692      $ 8,805

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Health Care Index is an unmanaged index that tracks the performance of domestic health care stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

INVESTMENT PORTFOLIO
Rydex Health Care Fund, Variable Series / June 30, 2002 (Unaudited)

                                                 SHARES           VALUE
                                                 ------         ----------
COMMON STOCKS--97.6%
HEALTH CARE--97.2%
HEALTH CARE EQUIPMENT & SERVICES--29.4%
HEALTH CARE DISTRIBUTORS & SERVICES--4.9%
AmerisourceBergen Corp.                             530         $   40,280
Cardinal Health, Inc.                             2,147            131,847
Express Scripts, Inc. (a)                           288             14,432
Lincare Holdings, Inc. (a)                          500             16,150
McKesson Corp.                                    1,220             39,894
Omnicare, Inc.                                      370              9,716
Quest Diagnostics, Inc. (a)                         492             42,337
                                                                ----------
                                                                   294,656
                                                                ----------
HEALTH CARE EQUIPMENT--10.7%
Bard (C.R.), Inc.                                   250             14,145
Baxter International, Inc.                        1,930             85,788
Beckman Coulter, Inc.                               910             45,409
Becton, Dickinson & Co.                           1,930             66,488
Bio-Rad Laboratories, Inc., Class A (a)             780             35,498
Biomet, Inc.                                      1,205             32,680
Boston Scientific Corp. (a)                         540             15,833
CONMED Corp. (a)                                  1,440             32,155
Diagnostic Products Corp.                           120              4,440
Guidant Corp.                                     1,280             38,694
INAMED Corp. (a)                                    330              8,818
Medtronic, Inc.                                   4,420            189,397
Mentor Corp.                                        100              3,671
STERIS Corp. (a)                                  1,190             22,741
Stryker Corp.                                       230             12,307
Viasys Healthcare, Inc. (a)                         680             11,866
Zimmer Holdings, Inc. (a)                           810             28,885
                                                                ----------
                                                                   648,815
                                                                ----------
HEALTH CARE FACILITIES--5.2%
HCA, Inc.                                         2,665            126,588
HealthSouth Corp. (a)                             1,370             17,522
Health Management Associates, Inc. (a)            1,070             21,560
Tenet Healthcare Corp.                            1,765            126,286
Triad Hospitals, Inc. (a)                           350             14,833
Universal Health Services, Inc.                     230             11,270
                                                                ----------
                                                                   318,059
                                                                ----------
HEALTH CARE SUPPLIES--2.2%
Bausch & Lomb, Inc.                                 230              7,785
Edwards Lifesciences Corp. (a)                    1,580             36,656
Ocular Sciences, Inc. (a)                           440             11,660
Patterson Dental Co. (a)                            440             22,145
PolyMedica Corp. (a)                                960             24,518
Sybron Dental Specialties, Inc. (a)               1,620             29,970
                                                                ----------
                                                                   132,734
                                                                ----------
MANAGED HEALTH CARE--6.4%
Aetna, Inc.                                         640             30,701
CIGNA Corp.                                         760             74,039
First Health Group Corp. (a)                        470             13,179
Health Net, Inc. (a)                                510         $   13,653
Oxford Health Plans, Inc. (a)                       300             13,938
Trigon Healthcare, Inc. (a)                         279             28,062
United Healthcare Corp.                           1,660            151,973
Wellpoint Health Networks, Inc.                     830             64,582
                                                                ----------
                                                                   390,127
                                                                ----------

PHARMACEUTICALS & BIOTECHNOLOGY--67.8%
BIOTECHNOLOGY--7.4%
Affymetrix, Inc. (a)                                780             18,712
Amgen, Inc. (a)                                   3,715            155,584
Chiron Corp. (a)                                  1,725             60,979
Genzyme Corp. (a)                                 1,920             36,941
IDEC Pharmaceuticals Corp. (a)                    1,440             51,048
Immunex Corp. (a)                                   990             22,117
Millennium Pharmaceuticals, Inc. (a)              2,200             26,730
Protein Design Labs, Inc. (a)                     1,320             14,335
Regeneron Pharmaceuticals, Inc. (a)               1,190             17,267
SangStat Medical Corp. (a)                        1,300             29,874
Sepracor, Inc. (a)                                1,250             11,938
                                                                ----------
                                                                   445,525
                                                                ----------
PHARMACEUTICALS--60.4%
Abbott Laboratories                               5,960            224,394
Allergan, Inc.                                      510             34,042
Barr Laboratories, Inc. (a)                         670             42,565
Bristol-Myers Squibb Co.                          9,350            240,295
Elan Corp. PLC, ADR (a)                           3,460             18,926
Eli Lilly & Co.                                   4,245            239,418
Forest Laboratories, Inc. (a)                       320             22,656
ICN Pharmaceuticals, Inc.                           340              8,231
IVAX Corp. (a)                                    3,283             35,456
Johnson & Johnson                                12,499            653,198
Merck & Co., Inc.                                10,259            519,516
Mylan Laboratories, Inc.                          1,570             49,220
Pfizer, Inc.                                     25,848            904,680
Pharmaceutical Resources, Inc. (a)                1,270             35,281
Pharmacia Corp.                                   4,695            175,828
Schering-Plough Corp.                             4,903            120,614
Taro Pharmaceutical Industries Ltd. (a)           1,140             27,953
Wyeth                                             6,040            309,248
                                                                ----------
                                                                 3,661,521
                                                                ----------

INDUSTRIALS--0.4%
COMMERCIAL SERVICES & SUPPLIES--0.4%
DIVERSIFIED COMMERICAL SERVICES--0.4%
IMS Health, Inc.                                  1,230             22,078
                                                                ----------

MATERIALS--0.0%
CHEMICALS--0.0%
FERTILIZERS & AGRICULTURAL CHEMICALS--0.0%
Syngenta AG, ADR (a)                                  1                 12
                                                                ----------
TOTAL COMMON STOCKS
  (cost of $6,908,795)                                           5,913,527
                                                                ----------

                       See Notes to Investment Portfolio.

                                       186

                                                     PAR          VALUE
                                                  --------      ----------
SHORT-TERM OBLIGATION--2.2%
Repurchase agreement with SBC Warburg Ltd.,
  dated 6/28/02 due 07/01/02 at 1.900%,
  collateralized by U.S. Treasury Bonds and
  Notes with various maturities to 2027,
  market value $135,098
  (repurchase proceeds $132,021)
  (cost of $132,000)                              $132,000      $  132,000
                                                                ----------
TOTAL INVESTMENTS--99.8%
   (cost of $7,040,795) (b)                                      6,045,527
                                                                ----------
OTHER ASSETS & LIABILITIES, NET--0.2%                               13,949
                                                                ----------
NET ASSETS--100.0%                                              $6,059,476
                                                                ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statements and federal income tax purposes is the same.

         ACRONYM              NAME

           ADR     American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Rydex Health Care Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                                        $7,040,795
                                                                            ----------
Investments, at value                                                       $6,045,527
Cash                                                                                88
Receivable for:
  Fund shares sold                                                              61,098
  Interest                                                                          21
  Dividends                                                                      3,855
  Expense reimbursement due from Manager/Distributor                               962
Deferred Trustees' compensation plan                                               650
                                                                            ----------
    TOTAL ASSETS                                                             6,112,201
                                                                            ----------
LIABILITIES:
Payable for:
  Investments purchased                                                         27,950
  Management fee                                                                 5,090
  Transfer agent fee                                                               595
  Pricing and bookkeeping fees                                                     876
  Trustees' fee                                                                    168
Deferred Trustees' fee                                                             650
Other liabilities                                                               17,396
                                                                            ----------
    TOTAL LIABILITIES                                                           52,725
                                                                            ----------
NET ASSETS                                                                  $6,059,476
                                                                            ==========
COMPOSITION OF NET ASSETS:
Paid-in capital                                                             $7,325,890
Accumulated net investment loss                                                (16,581)
Accumulated net realized loss                                                 (254,565)
Net unrealized depreciation on investments                                    (995,268)
                                                                            ----------
NET ASSETS                                                                  $6,059,476
                                                                            ==========
CLASS A:
Net assets                                                                  $   86,945
Shares outstanding                                                               8,333
                                                                            ==========
Net asset value per share                                                   $    10.43
                                                                            ==========
CLASS B:
Net assets                                                                  $5,972,531
Shares outstanding                                                             572,438
                                                                            ==========
Net asset value per share                                                   $    10.43
                                                                            ==========

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Rydex Health Care Fund, Variable Series / June 30, 2002 (Unaudited) For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Dividends                                                                  $     37,600
Interest                                                                          1,112
                                                                           ------------
  Total Investment Income (net of foreign taxes withheld of $149)                38,712
EXPENSES:
Management fee                                                                   34,111
Distribution fee--Class B                                                         8,405
Pricing and bookkeeping fees                                                      5,492
Transfer agent fee                                                                3,720
Trustees' fee                                                                     2,759
Audit fee                                                                         7,845
Other expenses                                                                    6,446
                                                                           ------------
  Total Expenses                                                                 68,778
Fees and expenses reimbursed by Manager                                          (5,771)
Fees reimbursed by the Distributor--Class B                                      (8,405)
Custody earnings credit                                                             (30)
                                                                           ------------
  Net Expenses                                                                   54,572
                                                                           ------------
Net Investment Loss                                                             (15,860)
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                               (222,603)
Net change in unrealized appreciation/depreciation on investments              (954,908)
                                                                           ------------
Net Loss                                                                     (1,177,511)
                                                                           ------------
Net Decrease in Net Assets from Operations                                 $ (1,193,371)
                                                                           ============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Rydex Health Care Fund, Variable Series

                                                                            (UNAUDITED)
                                                                            SIX MONTHS          YEAR
                                                                               ENDED            ENDED
                                                                              JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                             2002              2001
---------------------------------                                           -----------      ------------
OPERATIONS:
Net investment loss                                                         $   (15,860)     $    (26,039)
Net realized loss on investments                                               (222,603)          (31,961)
Net change in unrealized appreciation/depreciation
  on investments                                                               (954,908)         (385,128)
                                                                            -----------      ------------
       Net Decrease from Operations                                          (1,193,371)         (443,128)
                                                                            -----------      ------------
SHARE TRANSACTIONS:
Class B:
  Subscriptions                                                               1,409,107         4,551,418
  Redemptions                                                                (1,269,569)         (461,421)
                                                                            -----------      ------------
       Net Increase                                                             139,538         4,089,997
                                                                            -----------      ------------
Net Increase from Share Transactions                                            139,538         4,089,997
                                                                            -----------      ------------
Total Increase (Decrease) in Net Assets                                      (1,053,833)        3,646,869
NET ASSETS:
Beginning of period                                                           7,113,309         3,466,440
                                                                            -----------      ------------
End of period (including accumulated net investment loss of
  $(16,581) and $(721), respectively)                                       $ 6,059,476      $  7,113,309
                                                                            ===========      ============
CHANGES IN SHARES:
Class B:
  Subscriptions                                                                 118,190           360,906
  Redemptions                                                                  (105,355)          (36,736)
                                                                            -----------      ------------
       Net Increase                                                              12,835           324,170
                                                                            -----------      ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Rydex Health Care Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Rydex Health Care Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $     27,597
                                         ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $432 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets. Rydex Global Advisors has been retained by Colonial to manage the day-to-day investment operations of the Fund. Colonial, out of the sub-advisory fee it receives, pays Rydex Global Advisors for services rendered.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.60% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.60% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $30 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $4,529,707 and $4,438,026, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation         $   212,802
     Gross unrealized depreciation          (1,208,070)
                                           -----------
       Net unrealized depreciation         $  (995,268)
                                           ===========

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Rydex Health Care Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                            (UNAUDITED)
                                                                            SIX MONTHS           YEAR           PERIOD
                                                                              ENDED             ENDED           ENDED
                                                                             JUNE 30,        DECEMBER 31,    DECEMBER 31,
                                                                              2002               2001          2000 (a)
                                                                            -----------      ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $     12.53      $      14.22    $      12.00
                                                                            -----------      ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                           (0.03)            (0.06)          (0.03)
Net realized and unrealized gain (loss) on investments                            (2.07)            (1.63)           2.25
                                                                            -----------      ------------    ------------
     Total from Investment Operations                                             (2.10)            (1.69)           2.22
                                                                            -----------      ------------    ------------
NET ASSET VALUE, END OF PERIOD                                              $     10.43      $      12.53    $      14.22
                                                                            ===========      ============    ============
Total return (c)(d)(e)                                                           (16.76)%(f)       (11.88)%         18.50%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                                                       1.60%(h)          1.60%           1.60%(h)
Net investment loss (g)                                                           (0.47)%(h)        (0.49)%         (0.37)%(h)
Waiver/reimbursement                                                               0.17%(h)          0.76%           2.54%(h)
Portfolio turnover rate                                                              65%(f)            12%              0%(f)
Net assets, end of period (000's)                                           $        87      $        104    $        119

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Stein Roe Global Utilities Fund, Variable Series / June 30, 2002

   Stein Roe Global Utilities Fund, Variable Series seeks current income and long-term growth of capital and income.

   Charles R. Roberts and Scott Schermerhorn are co-managers of the fund. Mr. Roberts and Mr. Schermerhorn are senior vice presidents of Stein Roe & Farnham Incorporated.

Value investing fared better than most other investment styles during the first half of the year but the beaten down utilities sector not only failed to participate in their rally, it included some of the companies that made headline news for financial and accounting scandals during the period and suffered some of the most severe declines.

   The fund's investments in WorldCom, The Williams Companies and El Paso Corporation all hurt performance. We invested in WorldCom when it represented a good value(2). In light of recent events, we held on to it longer than we should have. The Williams Companies (0.7% of net assets)(1) and El Paso (1.1% of net assets) were part of our strategy to emphasize companies that we believed would prosper when the global economy emerged from recession. We bought both at good valuations but have seen their prices tumble in response to increased regulatory activity resulting from the Enron situation. Unlike Enron,(3) however, both companies own hard assets, such as pipelines and refineries, which should help them generate profits when energy demands increase.

GAS FAVORED OVER ELECTRIC UTILITIES

While electricity is more established, demand for gas has been rising from a lower base and gas companies often have less debt on their balance sheets. The fund participated in the initial offering of Enagas (1.3% of net assets) which has monopoly control over Spain's gas pipeline infrastructure. Natural gas has been gaining market share in Spain in both domestic and commercial applications. Although we reduced exposure to electric utilities after values rose, we retained positions in Tokyo Gas and Osaka Gas (3.4% and 2.9% of net assets, respectively) in Japan. Scottish & Southern Energy, (2.7% of net assets) primarily an electric utility, was an exception. This well-run company is one of the few remaining independent power producers in the UK.

   We sold French water utilities Suez and Vivendi Environment when values exceeded our parameters. Suez also has unwelcome exposure in Latin America and Vivendi Environment was tainted by problems at its parent company.

EMPHASIS ON HONG KONG AND CHINA
Hong Kong and China are the fund's two principal overseas allocations. China's Huaneng Power International (5.9% of net assets) our largest foreign holding, has benefited from economic growth and government moves to privatize power generation. We believe Huaneng has a good balance sheet, trades at an attractive valuation and offers a good yield despite its recent sharp rise in price.

TOLL ROADS HELPED PERFORMANCE
For-profit toll road companies, though not typical utilities, also did well for the fund. These regulated monopolies operate under long-term government contracts to construct and manage roads. Most have strong financial structures and reasonable market valuations. Tolls are set by the government; growth potential is tied to increased ridership and productivity gains through automated toll collection systems. Holdings include Italy's Concessioni e Costruzioni Autostrade S.p.A., Autoroutes du Sud in France (4.6% and 2.8% of net assets, respectively) and others in Spain, Portugal and China.

POSITIONED FOR CHALLENGING MARKETS
Our goal is to create a portfolio that can hold up well during periods of market volatility. Utilities typically have the characteristics that can instill confidence when other sectors of the stock market stall. Most have had stable customer bases with visible potential to increase earnings, often accompanied by attractive dividends. However, if the stock markets rally on signs that world economic growth is back on track, conservative equity sectors like utilities could underperform.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Stein Roe Global Utilities Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

(2) The fund held 0.04% of net assets in WorldCom as of June 30, 2002.

(3) Enron was not held in the fund's portfolio during the six-month period ended June 30, 2002.

PERFORMANCE INFORMATION
Stein Roe Global Utilities Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                         6-MONTH
                       (CUMULATIVE)   1-YEAR   5-YEAR   LIFE
------------------------------------------------------------
Class A (7/1/93)           -7.56      -14.59    4.74    6.19
Class B(1) (6/1/00)        -7.77      -14.87    4.62    6.13
MSCI World ND Index(2)     -8.82      -15.22    0.52    6.84
S&P Utilities Index(2)    -14.11      -31.82    3.63    4.56

Inception date of share class is in parentheses.

NET ASSET VALUE ($)                  12/31/01     6/30/02
---------------------------------------------------------
 Class A                               10.85       10.03
 Class B                               10.81        9.97

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/1/93 - 6/30/02

Class A: $17,173
Class B: $17,077

                 CLASS A   S&P UTILITIES   MSCI WORLD
                  SHARES           INDEX     ND INDEX
 7/1993          $10,000         $10,000      $10,000
 7/1993          $10,110         $10,219      $10,203
 8/1993          $10,350         $10,623      $10,668
 9/1993          $10,260         $10,525      $10,469
10/1993          $10,120         $10,303      $10,755
11/1993          $ 9,670         $ 9,763      $10,144
12/1993          $ 9,830         $ 9,885      $10,638
 1/1994          $ 9,667         $ 9,766      $11,337
 2/1994          $ 9,218         $ 9,231      $11,187
 3/1994          $ 8,954         $ 8,783      $10,703
 4/1994          $ 9,147         $ 8,884      $11,031
 5/1994          $ 8,760         $ 8,456      $11,057
 6/1994          $ 8,577         $ 8,207      $11,023
 7/1994          $ 8,883         $ 8,632      $11,231
 8/1994          $ 8,913         $ 8,680      $11,566
 9/1994          $ 8,699         $ 8,494      $11,260
10/1994          $ 8,811         $ 8,643      $11,577
11/1994          $ 8,771         $ 8,669      $11,073
12/1994          $ 8,821         $ 8,720      $11,177
 1/1995          $ 9,353         $ 9,290      $11,006
 2/1995          $ 9,419         $ 9,355      $11,163
 3/1995          $ 9,364         $ 9,198      $11,699
 4/1995          $ 9,560         $ 9,488      $12,104
 5/1995          $ 9,995         $10,171      $12,204
 6/1995          $10,060         $10,073      $12,198
 7/1995          $10,136         $10,060      $12,805
 8/1995          $10,376         $10,014      $12,517
 9/1995          $10,931         $10,662      $12,879
10/1995          $11,181         $10,817      $12,673
11/1995          $11,388         $10,938      $13,110
12/1995          $11,922         $11,575      $13,490
 1/1996          $12,148         $11,800      $13,732
 2/1996          $11,864         $11,436      $13,813
 3/1996          $11,750         $11,348      $14,040
 4/1996          $11,660         $11,117      $14,367
 5/1996          $11,682         $11,285      $14,377
 6/1996          $12,125         $11,904      $14,447
 7/1996          $11,682         $11,143      $13,934
 8/1996          $11,739         $11,393      $14,092
 9/1996          $11,785         $11,495      $14,640
10/1996          $12,239         $12,069      $14,739
11/1996          $12,624         $12,312      $15,562
12/1996          $12,699         $12,231      $15,310
 1/1997          $12,983         $12,296      $15,492
 2/1997          $13,150         $12,207      $15,667
 3/1997          $12,698         $11,812      $15,354
 4/1997          $12,794         $11,612      $15,853
 5/1997          $13,233         $12,127      $16,828
 6/1997          $13,624         $12,493      $17,664
 7/1997          $13,850         $12,765      $18,475
 8/1997          $13,542         $12,524      $17,235
 9/1997          $14,182         $13,058      $18,169
10/1997          $14,372         $13,182      $17,210
11/1997          $15,618         $14,173      $17,511
12/1997          $16,351         $15,246      $17,721
 1/1998          $16,076         $14,627      $18,212
 2/1998          $16,872         $15,123      $19,441
 3/1998          $17,984         $16,106      $20,260
 4/1998          $17,957         $15,734      $20,454
 5/1998          $17,696         $15,675      $20,195
 6/1998          $18,025         $16,274      $20,671
 7/1998          $18,355         $15,452      $20,634
 8/1998          $16,053         $15,814      $17,879
 9/1998          $16,898         $17,065      $18,192
10/1998          $17,631         $16,739      $19,833
11/1998          $18,060         $16,987      $21,009
12/1998          $19,349         $17,506      $22,032
 1/1999          $20,081         $16,740      $22,513
 2/1999          $19,322         $16,100      $21,912
 3/1999          $19,236         $15,846      $22,821
 4/1999          $20,123         $17,201      $23,718
 5/1999          $20,659         $18,286      $22,847
 6/1999          $21,010         $17,646      $23,910
 7/1999          $20,575         $17,429      $23,836
 8/1999          $19,999         $17,607      $23,790
 9/1999          $19,957         $16,760      $23,557
10/1999          $21,308         $17,001      $24,778
11/1999          $21,968         $15,740      $25,471
12/1999          $24,892         $15,895      $27,529
 1/2000          $24,748         $17,620      $25,949
 2/2000          $25,750         $16,533      $26,017
 3/2000          $26,896         $17,084      $27,812
 4/2000          $24,545         $18,413      $26,633
 5/2000          $23,951         $19,217      $25,956
 6/2000          $25,024         $18,074      $26,826
 7/2000          $24,196         $19,355      $26,066
 8/2000          $25,445         $22,005      $26,911
 9/2000          $24,091         $24,025      $25,477
10/2000          $23,118         $23,100      $25,046
11/2000          $20,069         $22,834      $23,523
12/2000          $21,608         $24,983      $23,900
 1/2001          $21,722         $22,555      $24,361
 2/2001          $20,795         $23,376      $22,300
 3/2001          $19,882         $23,219      $20,830
 4/2001          $20,516         $24,571      $22,366
 5/2001          $20,516         $23,787      $22,075
 6/2001          $20,110         $21,891      $21,380
 7/2001          $20,190         $20,882      $21,093
 8/2001          $20,110         $20,314      $20,078
 9/2001          $19,289         $17,961      $18,308
10/2001          $18,942         $17,897      $18,657
11/2001          $18,610         $16,936      $19,758
12/2001          $18,579         $17,378      $19,881
 1/2002          $17,945         $16,377      $19,276
 2/2002          $17,516         $16,016      $19,107
 3/2002          $18,305         $17,966      $19,987
 4/2002          $18,270         $17,632      $19,272
 5/2002          $18,012         $16,066      $19,305
 6/2002          $17,173         $14,925      $18,131

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. The MSCI (Morgan Stanley Capital International) World ND Index is an unmanaged index that tracks the performance of global stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

(2) Index performances are from June 30, 1993.

INVESTMENT PORTFOLIO
Stein Roe Global Utilities Fund, Variable Series / June 30, 2002 (Unaudited)

                                                SHARES            VALUE
                                              ---------         ----------
COMMON STOCKS--99.1%
INDUSTRIALS--15.4%
TRANSPORTATION--15.4%
HIGHWAYS & RAILTRACKS--15.4%
Autopistas Concesionaria Espanola SA            125,000         $1,394,367
Autoroutes du Sud de la France                   50,000          1,363,381
Brisa-Auto Estradas de Portugal SA              250,000          1,412,959
Concessioni e Costruzioni Autostrade S.p.A.     270,000          2,246,158
Jiangsu Expressway Co., Ltd., Class H         4,000,000          1,089,751
                                                                ----------
                                                                 7,506,616
                                                                ----------

TELECOMMUNICATION SERVICES--7.9%
DIVERSIFIED TELECOMMUNICATION SERVICES--7.9%
INTEGRATED TELECOMMUNICATION SERVICES--7.9%
AT&T Corp.                                       53,100            568,170
BellSouth Corp.                                  25,600            806,400
Qwest Communications International, Inc.        126,700            354,760
SBC Communications, Inc., Class A                35,539          1,083,940
Verizon Communications                           25,900          1,039,885
WorldCom, Inc.-MCI Group (b)                     60,388              6,878
WorldCom, Inc.-WorldCom Group (a) (b)            98,800             11,253
                                                                ----------
                                                                 3,871,286
                                                                ----------

UTILITIES--75.8%
ELECTRIC UTILITIES--34.3%
Allegheny Energy, Inc.                           32,500            836,875
American Electric Power Co., Inc.                 5,000            200,100
Beijing Datang Power Generation
  Co., Ltd., Class H                          2,500,000          1,113,789
CMS Energy Corp.                                 37,400            410,652
Edison International                             88,700          1,507,900
Exelon Corp.                                     21,100          1,103,530
FPL Group, Inc.                                  16,000            959,840
FirstEnergy Corp.                                12,300            410,574
Huaneng Power International, Inc.             3,500,000          2,871,813
Northeast Utilities                              27,400            515,394
PG&E Corp. (a)                                   68,000          1,216,520
PNM Resources, Inc.                              37,000            895,400
Pinnacle West Capital Corp.                      19,500            770,250
Potomac Electric Power Co.                       33,300            715,284
Public Service Enterprise Group, Inc.             9,000            389,700
Scottish & Southern Energy PLC                  135,000          1,341,072
TXU Corp.                                         7,700            396,935
Xcel Energy, Inc.                                64,800          1,086,696
                                                                ----------
                                                                16,742,324
                                                                ----------
GAS UTILITIES--25.4%
El Paso Corp.                                    25,900            533,799
Enagas                                          100,000            632,609
Gas Natural SDG SA                               55,000          1,063,437
Hong Kong & China Gas Co., Ltd.               1,650,000          2,189,437
Italgas S.p.A.                                  200,000          2,230,988
Lattice Group PLC                               400,000         $1,048,128
Osaka Gas Co., Ltd.                             600,000          1,429,945
Snam Rete Gas S.p.A.                            535,000          1,586,133
Tokyo Gas Co., Ltd. (a)                         600,000          1,670,778
                                                                ----------
                                                                12,385,254
                                                                ----------
MULTI-UTILITIES--14.1%
Aquila, Inc.                                     22,100            176,800
Calpine Corp.                                    58,200            409,146
Duke Energy Corp.                                39,400          1,225,340
Energy East Corp.                                50,000          1,130,000
E.On AG                                          20,000          1,170,029
RWE AG                                           27,000          1,069,535
The Williams Cos., Inc.                          56,200            336,638
Vivendi Environnement                            15,000            464,789
Westar Energy, Inc.                              58,000            890,300
                                                                ----------
                                                                 6,872,577
                                                                ----------
WATER UTILITIES--2.0%
Severn Trent Water PLC                           90,000            992,583
                                                                ----------
TOTAL COMMON STOCKS
   (cost of $53,033,742)                                        48,370,640
                                                                ----------

                                                  PAR
                                               ----------
SHORT-TERM OBLIGATION--2.2%
Repurchase agreement with SBC Warburg
  Ltd., dated 6/30/02, due 7/1/02 at 1.900%,
  collateralized by U.S. Treasury Bonds
  and Notes with various maturities to
  2027, market value $1,107,393
  (repurchase proceeds $1,082,171)
  (cost of $1,082,000)                         $1,082,000       1,082,000
                                                                ----------
TOTAL INVESTMENTS--101.3%
  (cost of $54,115,742) (c)                                     49,452,640
                                                                ----------
OTHER ASSETS & LIABILITIES, NET--(1.3)%                           (653,146)
                                                                ----------
NET ASSETS--100.0%                                             $48,799,494
                                                               ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) As of June 30, 2002, the Fund held shares of WorldCom, Inc. representing 0.04% of net assets. WorldCom, Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.
(c) Cost for both financial statement and federal income tax purpose is the same.

SUMMARY OF SECURITIES                                % OF TOTAL
    BY COUNTRY:                         VALUE        INVESTMENTS
---------------------                -----------     -----------
United States                        $21,070,959            42.6%
China                                  7,264,790            14.7
Italy                                  6,063,279            12.3
Great Britain                          3,381,783             6.8
Japan                                  3,100,723             6.3
Spain                                  3,090,413             6.2
Denmark                                2,239,564             4.5
France                                 1,828,170             3.7
Portugal                               1,412,959             2.9
                                     -----------     -----------
                                     $49,452,640           100.0%
                                     ===========     ===========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Global Utilities Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                                        $54,115,742
                                                                            -----------
Investments, at value                                                       $49,452,640
Cash                                                                             34,327
Foreign currency (cost of $80,763)                                               80,563
Receivable for:
  Interest                                                                          171
  Dividends                                                                     333,817
Deferred Trustees' compensation plan                                              3,459
Other assets                                                                      1,162
                                                                            -----------
    TOTAL ASSETS                                                             49,906,139
                                                                            -----------
LIABILITIES:
Payable for:
  Investments purchased                                                         803,886
  Fund shares repurchased                                                       189,329
  Management fee                                                                 26,981
  Transfer agent fee                                                                631
  Pricing and bookkeeping fees                                                    2,372
  Trustees' fee                                                                     409
Deferred Trustees' fee                                                            3,459
Other liabilities                                                                79,578
                                                                            -----------
    TOTAL LIABILITIES                                                         1,106,645
                                                                            -----------
NET ASSETS                                                                  $48,799,494
                                                                            ===========
COMPOSITION OF NET ASSETS:
Paid-in capital                                                             $55,610,486
Undistributed net investment income                                           1,560,169
Accumulated net realized loss                                                (3,708,475)
Net unrealized appreciation (depreciation) on:
  Investments                                                                (4,663,102)
  Foreign currency translations                                                     416
                                                                            -----------
NET ASSETS                                                                  $48,799,494
                                                                            ===========
CLASS A:
Net assets                                                                  $48,798,736
Shares outstanding                                                            4,865,648
                                                                            ===========
Net asset value per share                                                   $     10.03
                                                                            ===========
CLASS B:
Net assets                                                                  $       758
Shares outstanding                                                                   76
                                                                            ===========
Net asset value per share                                                   $      9.97
                                                                            ===========

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Global Utilities Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                   $ 1,143,362
Interest                                                                         18,220
                                                                            -----------
  Total Investment Income (net of foreign taxes withheld of $46,743)          1,161,582
EXPENSES:
Management fee                                                                  176,703
Distribution fee--Class B                                                             1
Pricing and bookkeeping fees                                                     15,512
Transfer agent fee                                                                3,756
Trustees' fee                                                                     3,995
Audit fee                                                                        12,794
Reports to shareholders                                                          16,615
Other expenses                                                                   11,509
                                                                            -----------
  Total Expenses                                                                240,885
Custody earnings credit                                                            (197)
                                                                            -----------
  Net Expenses                                                                  240,688
                                                                            -----------
Net Investment Income                                                           920,894
                                                                            -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
  Investments                                                                (3,149,523)
  Foreign currency transactions                                                 (37,949)
                                                                            -----------
    Net realized loss                                                        (3,187,472)
                                                                            -----------
Net change in unrealized appreciation/depreciation on:
  Investments                                                                (1,969,941)
  Foreign currency translations                                                     392
                                                                            -----------
    Net change in unrealized appreciation/depreciation                       (1,969,549)
                                                                            -----------
Net Loss                                                                     (5,157,021)
                                                                            -----------
Net Decrease in Net Assets from Operations                                  $(4,236,127)
                                                                            ===========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Global Utilities Fund, Variable Series

                                                                               (UNAUDITED)
                                                                               SIX MONTHS           YEAR
                                                                                  ENDED             ENDED
                                                                                JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                2002              2001
----------------------------------                                            ------------      ------------
OPERATIONS:
Net investment income                                                         $    920,894      $  1,223,490
Net realized gain (loss) on investments and foreign currency transactions       (3,187,472)          860,855
Net change in unrealized appreciation/depreciation on investments
   and foreign currency translations                                            (1,969,549)     $(13,509,069)
                                                                              ------------      ------------
        Net Decrease from Operations                                            (4,236,127)      (11,424,724)
                                                                              ------------      ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                               --          (927,629)
  Class B                                                                               --               (13)
From net realized gains:
  Class A                                                                               --        (1,844,556)
  Class B                                                                               --               (25)
Return of capital:
  Class A                                                                               --          (290,666)
  Class B                                                                               --                (4)
                                                                              ------------      ------------
Total Distributions Declared to Shareholders                                            --        (3,062,893)
                                                                              ------------      ------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                    248,777         2,758,156
  Distributions reinvested                                                              --         3,062,851
  Redemptions                                                                   (7,025,845)      (25,338,141)
                                                                              ------------      ------------
        Net Decrease                                                            (6,777,068)      (19,517,134)
                                                                              ------------      ------------
Class B:
  Distributions reinvested                                                              --                42
                                                                              ------------      ------------
Net Decrease from Share Transactions                                            (6,777,068)      (19,517,092)
                                                                              ------------      ------------
Total Decrease in Net Assets                                                   (11,013,195)      (34,004,709)
NET ASSETS:
Beginning of period                                                             59,812,689        93,817,398
                                                                              ------------      ------------
End of period (including undistributed net investment income
   of $1,560,169 and $639,275, respectively)                                  $ 48,799,494      $ 59,812,689
                                                                              ============      ============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                     23,584           227,897
  Issued for distributions reinvested                                                   --           275,958
  Redemptions                                                                     (668,580)       (2,062,283)
                                                                              ------------      ------------
        Net Decrease                                                              (644,996)       (1,558,428)
                                                                              ------------      ------------
Class B:
  Issued for distributions reinvested                                                   --                 3
                                                                              ------------      ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Global Utilities Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Stein Roe Global Utilities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek current income and long-term growth of capital and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Stein Roe & Farnham Incorporated ("Stein Roe") provides sub-advisory services to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Stein Roe and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

$447,716 and $5,728 of net capital losses attributable to security transactions and foreign currency losses, respectively, occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of December 31, 2001, the tax composition of dividends was as follows:

     Ordinary income                        $  927,642
     Long-term capital gains                 1,844,581
     Return of capital                         290,670
                                            ----------
                                            $3,062,893
                                            ==========

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Stein Roe a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $197 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $18,561,688 and $22,809,675, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation         $ 4,797,690
     Gross unrealized depreciation          (9,460,792)
                                           -----------
       Net unrealized depreciation         $(4,663,102)
                                           ===========

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Stein Roe Global Utilities Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                       (UNAUDITED)
                                                       SIX MONTHS
                                                          ENDED                       YEAR ENDED DECEMBER 31,
                                                         JUNE 30,      ---------------------------------------------------
                                                          2002           2001        2000       1999      1998      1997
                                                       ----------      -------     -------    --------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.85      $ 13.27     $ 17.15    $  13.76   $ 11.92   $ 10.70
                                                       ----------      -------     -------    --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                    0.18         0.20        0.10        0.28      0.24      0.46
Net realized and unrealized gain (loss) on
  investments and foreign currency                          (1.00)       (2.05)      (2.37)       3.63      1.93      2.62
                                                       ----------      -------     -------    --------   -------   -------
    Total from Investment Operations                        (0.82)       (1.85)      (2.27)       3.91      2.17      3.08
                                                       ----------      -------     -------    --------   -------   -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     --        (0.18)      (0.03)      (0.23)    (0.21)    (0.48)
In excess of net investment income                             --           --          --          --     (0.01)       --
From net realized gains                                        --        (0.34)      (1.58)      (0.29)    (0.11)    (1.38)
Return of Capital                                              --        (0.05)         --          --        --        --
                                                       ----------      -------     -------    --------   -------   -------
    Total Distributions Declared to Shareholders               --        (0.57)      (1.61)      (0.52)    (0.33)    (1.86)
                                                       ----------      -------     -------    --------   -------   -------
NET ASSET VALUE, END OF PERIOD                         $    10.03      $ 10.85     $ 13.27    $  17.15   $ 13.76   $ 11.92
                                                       ==========      =======     =======    ========   =======   =======
Total return (b)(c)                                         (7.56)%(e)  (14.01)%    (13.20)%     28.63%    18.33%    28.75%
RATIOS TO AVERAGE NET ASSETS:
Expenses (d)                                                 0.89%(f)     0.93%       0.76%       0.77%     0.82%     0.83%
Net investment income (d)                                    3.39%(f)     1.64%       0.61%       1.91%     1.90%     3.96%
Portfolio turnover rate                                        35%(e)       99%         52%         52%       53%       89%
Net assets, end of period (000's)                      $   48,799      $59,812     $93,816    $110,150   $71,186   $54,603

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charge associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(e) Not annualized.
(f) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                                                     (UNAUDITED)
                                                                     SIX MONTHS           YEAR            PERIOD
                                                                       ENDED             ENDED            ENDED
                                                                      JUNE 30,        DECEMBER 31,     DECEMBER 31,
                                                                        2002              2001            2000 (a)
                                                                     -----------      ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $     10.81      $      13.25     $      16.50
                                                                     -----------      ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                   0.16              0.17             0.03
Net realized and unrealized loss on investments
 and foreign currency                                                      (1.00)            (2.04)           (1.67)
                                                                     -----------      ------------     ------------
      Total from Investment Operations                                     (0.84)            (1.87)           (1.64)
                                                                     -----------      ------------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                    --             (0.18)           (0.03)
From net realized gains                                                       --             (0.34)           (1.58)
Return of Capital                                                             --             (0.05)              --
                                                                     -----------      ------------     ------------
      Total Distributions Declared to Shareholders                            --             (0.57)           (1.61)
                                                                     -----------      ------------     ------------
NET ASSET VALUE, END OF PERIOD                                       $      9.97      $      10.81     $      13.25
                                                                     ===========      ============     ============
Total return (c)(d)                                                        (7.77)%(e)       (14.18)%          (9.90)%(e)
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                                                1.14%(g)          1.18%            1.01%(g)
Net investment income (f)                                                   3.14%(g)          1.39%            0.36%(g)
Portfolio turnover rate                                                       35%(e)            99%              52%
Net assets, end of period (000's)                                    $         1      $          1     $          1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return figure does not include any insurance company charge associated with a variable annuity. If included, total return would be reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.

LIBERTY VARIABLE INVESTMENT TRUST

     INVESTMENT MANAGER
     Liberty Advisory Services Corp.
     125 High Street
     Boston, MA 02110

     ADMINISTRATOR
     Colonial Management Associates, Inc.
     One Financial Center
     Boston, MA 02111

     TRANSFER AGENT
     Liberty Funds Services, Inc.
     PO Box 8081
     Boston, MA 02266-8081

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                                       206

SteinRoe Variable Investment Trust

[SIDENOTE]

SteinRoe Variable Investment Trust

PORTFOLIO MANAGERS' DISCUSSION
Liberty Federal Securities Fund, Variable Series / June 30, 2002

   Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

   Leslie W. Finnemore, Michael Bissonnette and Ann T. Peterson are co-portfolio managers of the fund. Ms. Finnemore and Mr. Bissonnette are senior vice presidents of Stein Roe & Farnham Incorporated (Stein Roe). Ms. Peterson is a vice president of Stein Roe.

INTEREST RATES CONTINUED TO DECLINE

During the six-month period that ended June 30, 2002, the US economy began to show signs of emerging from the economic downturn that occurred during the last half of 2001. Consumers expressed rising confidence in the economy and continued to spend on big-ticket items such as autos and homes. As growth surged in the first quarter, interest rates began to edge upward. Investors rotated their attention back to the stock market early in the period, but the major stock market indexes fell sharply in the second quarter. Bonds provided a haven during this market for skittish investors.

POSITIONED FOR A RECOVERING ECONOMY
As the economy began to show some signs of life, we anticipated that the next move in interest rates would probably be upward. As a result, we became defensive and lowered the fund's duration early in the quarter. We also decreased our exposure to US Treasuries to help offset the impact of slower prepayment rates in the mortgage market. Then, as interest rates began to move upward near the end of the period, we added a very small position in non-agency mortgage-backed securities.

ANTICIPATING A STRONGER ECONOMY AHEAD
Although a weak economy was actually good for the government bond market, a strengthening economy would not be necessarily bad. Even though bond market performance may not be as strong as it was in 2001, we believe the fund should continue to benefit if inflation remains low and the Federal Reserve Board keeps interest rates steady. Continued concerns about unemployment and reduced capital spending should help limit major changes to the benchmark federal funds rate and interest rates, in general, in the period ahead. We believe the fund is positioned for economic recovery and should benefit from attractive yield spreads when the market settles down.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in Liberty Federal Securities Fund, Variable Series offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

PERFORMANCE INFORMATION
Liberty Federal Securities Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                         6-MONTH
                       (CUMULATIVE)   1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
Class A (1/1/89)            3.76       7.84     6.99     6.61
Lehman Brothers
  Intermediate US
  Government Bond
  Index                     3.59       8.58     7.23     6.73
Lehman Brothers
  Mortgage-Backed
  Securities Index          4.51       8.99     7.61     7.24

Inception date of share class is in parentheses.

NET ASSET VALUE ($)        12/31/01   6/30/02
---------------------------------------------
Class A                     10.84     10.74

[CHART]

VALUE OF A $10,000 INVESTMENT, 6/30/92 - 6/30/02

Class A: $18,966

                          LEHMAN BROTHERS
                          INTERMEDIATE US   LEHMAN BROTHERS
                 CLASS A       GOVERNMENT   MORTGAGE-BACKED
                  SHARES       BOND INDEX  SECURITIES INDEX
 6/1992          $10,000          $10,000           $10,000
 9/1992          $10,299          $10,438           $10,299
12/1992          $10,328          $10,404           $10,372
 3/1993          $10,660          $10,793           $10,679
 6/1993          $10,832          $11,004           $10,877
 9/1993          $10,902          $11,236           $10,982
12/1993          $10,975          $11,253           $11,081
 3/1994          $10,781          $11,045           $10,823
 6/1994          $10,706          $10,983           $10,763
 9/1994          $10,782          $11,068           $10,857
12/1994          $10,803          $11,057           $10,903
 3/1995          $11,304          $11,517           $11,474
 6/1995          $11,862          $12,054           $12,072
 9/1995          $12,106          $12,241           $12,326
12/1995          $12,503          $12,650           $12,734
 3/1996          $12,417          $12,564           $12,678
 6/1996          $12,490          $12,648           $12,779
 9/1996          $12,749          $12,866           $13,041
12/1996          $13,091          $13,163           $13,416
 3/1997          $13,077          $13,160           $13,433
 6/1997          $13,530          $13,528           $13,941
 9/1997          $13,929          $13,874           $14,349
12/1997          $14,275          $14,181           $14,689
 3/1998          $14,467          $14,395           $14,928
 6/1998          $14,764          $14,661           $15,185
 9/1998          $15,216          $15,346           $15,587
12/1998          $15,244          $15,384           $15,712
 3/1999          $15,319          $15,342           $15,866
 6/1999          $15,244          $15,312           $15,794
 9/1999          $15,394          $15,466           $15,941
12/1999          $15,409          $15,459           $16,003
 3/2000          $15,649          $15,712           $16,223
 6/2000          $15,903          $15,998           $16,590
 9/2000          $16,410          $16,427           $17,126
12/2000          $17,076          $17,079           $17,790
 3/2001          $17,519          $17,591           $18,276
 6/2001          $17,585          $17,665           $18,461
 9/2001          $18,463          $18,543           $19,239
12/2001          $18,278          $18,517           $19,252
 3/2002          $18,225          $18,469           $19,444
 6/2002          $18,966          $19,182           $20,120

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Intermediate US Government Bond Index is an unmanaged index that tracks the performance of investment grade bonds. The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged group of mortgage securities that differs from the composition of the fund. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Liberty Federal Securities Fund, Variable Series / June 30, 2002 (Unaudited)

                                                       PAR           VALUE
                                                  ------------    ------------
U.S. GOVERNMENT AGENCIES--72.7%
FEDERAL HOME LOAN MORTGAGE CORP:
   1.870% 07/01/02                                $ 26,176,000    $ 26,176,000
   4.500% 04/25/03                                   6,860,000       6,989,928
   7.000% 01/01/26                                     757,356         784,333
   7.500% 02/01/23-03/01/23                          1,033,466       1,084,488
   8.500% 05/01/06                                       7,515           8,062
   10.500% 06/01/13-02/01/19                           103,127         118,199
   10.750% 11/01/09                                     64,435          74,342
   11.250% 10/01/09                                     16,275          18,818
   12.000% 07/01/13-07/01/20                           256,867         300,483
                                                                  ------------
                                                                    35,554,653
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION:
   6.000% 12/01/23-04/01/24                          4,601,927       4,663,398
   6.500% 03/01/09-01/01/24                          8,322,260       8,483,680
   6.625% 09/15/09                                   2,405,000       2,634,894
   7.000% 07/01/11-03/01/29                          2,563,357       2,654,665
   7.125% 01/15/30                                     331,000         372,070
   7.500% 11/01/29                                   1,153,278       1,210,216
   8.500% 05/01/30                                   2,339,847       2,496,313
   9.000% 10/01/05-05/01/20                             46,682          50,777
   9.250% 03/25/18                                     257,636         290,281
   10.000% 03/01/16                                     90,709         101,963
   12.25% 09/01/12                                      36,445          42,413
   To Be Announced:
   5.500% (a)                                        5,049,000       5,053,746
   6.000% (a)                                        7,500,000       7,536,725
   6.500% (a)                                       22,698,000      23,137,887
   7.000% (a)                                        1,188,000       1,230,328
   7.500% (a)                                        8,368,000       8,794,308
                                                                  ------------
                                                                    68,753,664
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
   6.000% 03/15/29-06/15/29                          8,625,985       8,624,753
   6.500% 07/15/24                                   4,105,815       4,187,931
   6.625% 07/20/25                                     239,505         248,113
   8.000% 04/15/08                                     392,032         415,797
   9.000% 6/15/16-03/15/17                             336,271         369,392
   9.500% 06/15/09                                   1,733,139       1,910,160
   10.000% 11/15/09                                    137,145         155,184
   11.500% 04/15/13-05/15/13                           132,327         154,161
   To Be Announced:
   6.500% (a)                                        2,500,000       2,496,875
   7.000% (a)                                        8,000,000       8,302,480
                                                                  ------------
                                                                    26,864,846
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost $128,935,540)                                             131,173,163
                                                                  ------------

U.S. GOVERNMENT OBLIGATIONS--37.0%
U.S. TREASURY BONDS/NOTES:
   3.000% 01/31/04                                   4,006,000       4,032,119
   5.500% 08/15/28                                   3,485,000       3,393,031
   5.750% 08/15/10                                  25,566,000      27,347,439
   6.000% 08/15/04                                   2,963,000       3,147,773
   6.500% 02/15/10 (b)                               2,493,000       2,786,875
   6.750% 08/15/26                                   3,030,000       3,448,988
   6.875% 08/15/25                                $  5,745,000    $  6,621,285
   7.125% 02/15/23                                   3,913,000       4,605,679
   7.500% 02/15/05                                   2,238,000       2,477,533
   9.375% 02/15/06                                   7,425,000       8,846,516
                                                                  ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (cost $66,662,436)                                               66,707,238
                                                                  ------------

NON-AGENCY MORTGAGE-BACKED &
   ASSET-BACKED SECURITIES--8.0%
Advanta Mortgage Loan Trust,
   7.550% 06/25/27                                     367,347         383,573
American Mortgage Trust,
   8.190% 09/27/22                                     178,672         175,098
Asset Securitization Corp.,
   6.750% 02/14/43                                   1,375,000       1,472,969
Citicorp Mortgage Securities, Inc.,
   10.000% 08/25/17                                     41,582          41,513
Comfed Savings Bank,
   7.550% 01/25/18                                      36,806          29,445
First Boston Mortgage
   Securities Corp.,
   2.786% 09/28/13                                      68,775              11
GS Mortgage Securities Corp.,
   7.750% 09/20/27 (c)                               1,946,292       2,035,024
Glendale Federal Bank,
   9.125% 01/25/08                                       5,612           5,602
Imperial Savings Association,
   9.800% 06/25/17                                      10,207          10,178
JP Morgan Commercial
   Mortgage Finance Corp.,
   7.400% 07/15/31                                   2,000,000       2,202,500
LB Commercial Conduit
   Mortgage Trust:
   6.210% 10/15/35                                   1,800,000       1,901,250
   6.590% 02/18/30                                   1,500,000       1,596,504
Merrill Lynch Mortgage
   Investors, Inc.,
   7.059% 12/26/25                                   1,378,355       1,419,706
Merrill Lynch Trust,
   8.000% 12/20/18                                     155,855         166,637
Mid-State Trust,
   7.340% 07/01/35                                   1,423,380       1,517,679
Nomura Asset Securities Corp.,
   7.120% 04/13/39                                   1,000,000       1,084,335
Option One Mortgage
   Securities Corp.,
   9.660% 06/26/29                                     327,575         321,024
Structured Asset Securities Corp.,
   1.600% 02/25/28                                   3,149,018         173,196
                                                                  ------------
TOTAL NON-AGENCY MORTGAGE-BACKED
   & ASSET-BACKED SECURITIES
   (Cost of $13,412,603)                                            14,536,244
                                                                  ------------

                       See Notes to Investment Portfolio.

                                                       PAR           VALUE
                                                  ------------    ------------
SHORT-TERM OBLIGATION--14.6%
Repurchase agreement with SBC Warburg Ltd.,
   dated 6/28/02, due 7/1/02 at 1.900%,
   collateralized by U.S. Treasury Bonds
   and Notes with various maturities to 2027,
   market value $27,022,640
   (repurchase proceeds $26,407,180)
   (cost of $26,403,000)                          $ 26,403,000    $ 26,403,000
                                                                  ------------
TOTAL INVESTMENTS--132.3%
   (cost of $235,413,579) (d)                                     $238,819,645
                                                                  ------------
OTHER ASSETS & LIABILITIES, NET--(32.3)%                           (58,351,782)
                                                                  ------------
NET ASSETS--100.0%                                                $180,467,863
                                                                  ============

NOTES TO INVESTMENT PORTFOLIO:
(a) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(b) This security, or portion thereof, with a total market value of $2,786,875 is being used to collateralize open futures contracts.
(c) This security is exempt from registration under Rule 144A of Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of this security amounted to $2,035,024 which represents 1.1% of net assets.
(d) Cost for generally accepted accounting principles is $235,413,579. Cost for federal income tax purposes is $235,593,550. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.

Long futures contract open on June 30, 2002:

                                        PAR VALUE                   UNREALIZED
                                       COVERED BY    EXPIRATION    APPRECIATION
   TYPE                                 CONTRACT       MONTH        AT 6/30/02
---------                              ----------    ----------    ------------
5 Year U.S. Treasury Note              $3,400,000     September      $ 18,965

Short futures contract open on June 30, 2002:

                                        PAR VALUE                   UNREALIZED
                                       COVERED BY    EXPIRATION    APPRECIATION
   TYPE                                 CONTRACT       MONTH        AT 6/30/02
---------                              ----------    ----------    ------------
2 Year U.S. Treasury Note              $2,200,000     September      $(22,128)

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Federal Securities Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost (includes short-term obligation)             $235,413,579
                                                                  ------------
Investments, at value                                             $212,416,645
Short-term obligation                                               26,403,000
Cash                                                                       731
Receivable for:
   Investments sold                                                      1,088
   Fund shares sold                                                     23,640
   Interest                                                                234
   Dividends                                                         1,882,558
   Futures variation margin                                              9,805
Expense reimbursement due from Distributor                               1,522
Deferred Trustees' compensation plan                                       644
Other assets                                                           168,803
                                                                  ------------
     TOTAL ASSETS                                                  240,908,670
                                                                  ------------
LIABILITIES:
Payable for:
   Investments purchased on a delayed delivery basis                56,404,303
   Fund shares repurchased                                           3,927,800
   Management fee                                                       59,150
   Administration fee                                                   22,126
   Transfer agent fee                                                      595
   Pricing and bookkeeping fees                                          5,767
   Trustees' fee                                                            71
Deferred Trustees' fee                                                     644
Other liabilities                                                       20,351
                                                                  ------------
     TOTAL LIABILITIES                                              60,440,807
                                                                  ------------
NET ASSETS                                                        $180,467,863
                                                                  ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                   $174,956,543
Undistributed net investment income                                  3,593,750
Accumulated net realized loss                                       (1,485,333)
Net unrealized appreciation (depreciation) on:
   Investments                                                       3,406,066
   Futures contracts                                                    (3,163)
                                                                  ------------
NET ASSETS                                                        $180,467,863
                                                                  ============
CLASS A:
Net assets                                                        $110,041,628
Shares outstanding                                                  10,248,789
                                                                  ------------
Net asset value per share                                         $      10.74
                                                                  ============
CLASS B:
Net assets                                                        $ 70,426,235
Shares outstanding                                                   6,593,160
                                                                  ------------
Net asset value per share                                         $      10.68
                                                                  ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Federal Securities Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest                                                          $4,117,036
Dollar roll fee income                                               291,224
                                                                  ----------
   Total Investment Income                                         4,408,260

EXPENSES:
Management fee                                                       336,249
Administration fee                                                   126,093
Distribution fee--Class B                                             75,373
Pricing and bookkeeping fees                                          37,974
Transfer agent fee                                                     3,720
Trustees' fee                                                          4,857
Other expenses                                                        45,544
                                                                  ----------
   Total Expenses                                                    629,810
Fees reimbursed by Distributor--Class B                               (2,975)
Custody earnings credit                                                 (240)
                                                                  ----------
   Net Expenses                                                      626,595
                                                                  ----------
Net Investment Income                                              3,781,665
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                                     1,103,397
   Futures contracts                                                 (31,599)
                                                                  ----------
     Net realized gain                                             1,071,798
                                                                  ----------
Net change in unrealized appreciation/depreciation on:
   Investments                                                     1,336,366
   Futures contracts                                                  62,497
                                                                  ----------
     Net change in unrealized appreciation/depreciation            1,398,863
                                                                  ----------
Net Gain                                                           2,470,661
                                                                  ----------
Net Increase in Net Assets from Operations                        $6,252,326
                                                                  ==========

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Federal Securities Fund, Variable Series

                                                                        (UNAUDITED)
                                                                        SIX MONTHS                YEAR
                                                                          ENDED                   ENDED
                                                                         JUNE 30,              DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                         2002                   2001
----------------------------------                                     ------------            ------------
OPERATIONS:
Net investment income                                                  $  3,781,665            $  6,981,126
Net realized gain on investments and futures contracts                    1,071,798               1,511,050
Net change in unrealized appreciation/depreciation
   on investments and future contracts                                    1,398,863                  91,976
                                                                       ------------            ------------
        Net Increase from Operations                                      6,252,326               8,584,152
                                                                       ------------            ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                              (4,876,880)             (6,221,562)
    Class B                                                              (2,478,958)               (737,378)
                                                                       ------------            ------------
    Total Distributions Declared to Shareholders                         (7,355,838)             (6,958,940)
                                                                       ------------            ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                          7,557,288              18,103,544
   Distributions reinvested                                               4,876,880               6,221,562
   Redemptions                                                          (11,194,653)            (20,770,747)
                                                                       ------------            ------------
        Net Increase                                                      1,239,515               3,554,359
                                                                       ------------            ------------
Class B:
   Subscriptions                                                         21,936,640              63,743,762
   Distributions reinvested                                               2,478,958                 737,378
   Redemptions                                                           (3,794,753)            (22,676,364)
                                                                       ------------            ------------
        Net Increase                                                     20,620,845              41,804,776
                                                                       ------------            ------------
Net Increase from Share Transactions                                     21,860,360              45,359,135
                                                                       ------------            ------------
Total Increase in Net Assets                                             20,756,848              46,984,347
NET ASSETS:
Beginning of period                                                     159,711,015             112,726,668
                                                                       ------------            ------------
End of period (including undistributed net investment income
   of $3,593,750 and $7,167,923, respectively)                         $180,467,863            $159,711,015
                                                                       ============            ============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                            705,465               1,691,554
   Issued for distributions reinvested                                      470,741                 602,281
   Redemptions                                                           (1,048,854)             (1,938,659)
                                                                       ------------            ------------
        Net Increase                                                        127,352                 355,176
                                                                       ------------            ------------
Class B:
   Subscriptions                                                          2,071,194               5,922,707
   Issued for distributions reinvested                                      240,442                  71,660
   Redemptions                                                             (356,104)             (2,071,271)
                                                                       ------------            ------------
        Net Increase                                                      1,955,532               3,923,096
                                                                       ------------            ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Federal Securities Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty Federal Securities Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek the highest possible level of current income consistent with the safety of principal and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and the repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high-grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                  CAPITAL LOSS
    EXPIRATION                 CARRYFORWARD
    ----------                 ------------
       2002                    $  1,441,045
       2003                         224,288
       2004                         113,587
       2007                         131,769
       2008                         688,875
                               ------------
                               $  2,599,564
                               ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $21,972 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities. Premium and discount are being amortized for all debt securities.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

   OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives monthly fees equal to 0.40% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

   BOOKKEEPING FEE--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.70% annually of the Fund's average daily net assets.

LFD has voluntarily agreed to reimburse the Fund's Class B share distribution fee in excess of 0.20% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of Class B average daily net assets.

These arrangements may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $240 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $219,853,359 and $158,988,335, respectively, of which $219,618,794 and $146,151,291, respectively were U.S. Government securities.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation          $3,639,470
     Gross unrealized depreciation            (413,375)
                                            ----------
       Net unrealized appreciation          $3,226,095
                                            ==========

   OTHER--The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Manager of the future direction of the market or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Refer to the Fund's Investment Portfolio for a summary of open futures contracts at June 30, 2002.

FINANCIAL HIGHLIGHTS
Liberty Federal Securities Fund, Variable Series -- Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                             (UNAUDITED)
                                             SIX MONTHS
                                               ENDED                         YEAR ENDED DECEMBER 31,
                                              JUNE 30,       -------------------------------------------------------
                                                2002           2001         2000      1999         1998        1997
                                             --------        --------     --------  --------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD         $  10.84        $  10.76     $  10.35  $  10.79     $ 10.73     $  9.84
                                             --------        --------     --------  --------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                        0.24            0.56(b)      0.66      0.66        0.55        0.68
Net realized and unrealized gain (loss)
   on investments and futures contracts          0.15            0.17(b)      0.40     (0.55)       0.14        0.21
                                             --------        --------     --------  --------     -------     -------
     Total from Investment Operations            0.39            0.73         1.06      0.11        0.69        0.89
                                             --------        --------     --------  --------     -------     -------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                      (0.49)          (0.65)       (0.65)    (0.55)      (0.63)         --
                                             --------        --------     --------  --------     -------     -------
NET ASSET VALUE, END OF PERIOD               $  10.74        $  10.84     $  10.76  $  10.35     $ 10.79     $ 10.73
                                             ========        ========     ========  ========     =======     =======
Total return (c)(d)                              3.76%(e)        7.03%       10.83%     1.08%       6.80%       9.04%
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                     0.66%(g)        0.70%        0.63%     0.64%(h)    0.70%       0.70%
Net investment income (f)                        4.58%(g)        5.23%(b)     6.52%     6.29%(h)    5.91%       6.59%
Portfolio turnover rate                           124%(e)(i)       36%          43%       28%(i)       8%(i)      29%(i)
Net assets, end of period (000's)            $110,042        $109,724     $105,064  $105,898     $96,693     $77,173

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.
(h) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(i) Portfolio turnover includes dollar roll transactions.

PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Balanced Fund, Variable Series / June 30, 2002

   Stein Roe Balanced Fund, Variable Series seeks high total investment return.

   Harvey B. Hirschhorn, executive vice president, chief economist and investment strategist of Stein Roe & Farnham Incorporated, is the fund's portfolio manager.

   Effective January 1, 2002, Nordea Investment Management North America, Inc. (NIMNAI) replaced Nordea Securities, Inc. (NSI) as sub-advisor to the fund. NIMNAI manages the fund's foreign equity holdings. NIMNAI is an indirect wholly-owned subsidiary of Nordea AB, NSI's ultimate parent. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of NSI. The firm's investment decisions for the fund are made by an investment team.

A SURPRISINGLY STRONG RECOVERY
During the past six months, the US economy has recovered from a mild recession. Consumer spending helped fuel an economic rebound, which, in turn, initially lifted the stock market out of the tailspin brought about by the events of September 11, 2001. Mortgage rates were low, and the extra cash that consumers netted through refinancing homes at advantageous rates helped. However, the damage inflicted by the Enron scandal and a rash of bankruptcies raised skepticism about accounting practices and earnings quality, which rattled the stock market in the first half of 2002.

A SHIFT IN STRATEGY
Because we had expected a modest "v" shaped economic recovery with low inflation, we inched up our equity holdings and trimmed our fixed-income holdings mid way through the second quarter and brought the fund's duration--a measure of interest rate sensitivity--down to neutral. These modest adjustments underperformed as the US stock market suffered one of the worst quarterly declines on record during the second quarter, reflecting concerns over corporate governance and government regulations, as well as the credibility of corporate profits and the growth in profits going forward.

   Nonetheless, US equity performance was in line with the S&P 500 Index as our investments in health care, industrial and telecom outperformed their respective sectors and offset relative underperformance by our investments in consumer discretionary, information technology and consumer staples. Our best performing equities were Aetna (1.4% of net assets), General Dynamics (0.9% of net assets) and Wells Fargo (1.1% of net assets).(1) The largest underperformers were AOL Time Warner, Intel, and Citigroup (0.7%, 1.0% and 1.8% of net assets, respectively).

   Anticipating that lower interest rates would spark consumer-driven economic improvement, we increased our exposure to consumer discretionary and materials sectors in the equity portion of the portfolio. A position in wood products company Georgia-Pacific (0.7% of net assets), in the gold mining company Barrick Gold (0.6% of net assets), and air freight companies UPS (United Parcel Service) and Federal Express (0.6% and 0.7% of net assets, respectively) did well and helped offset losses in the portfolio.

   Our commitment to international stocks finally helped fund performance because those holdings outperformed the S&P 500 Index--a benchmark we use to gauge the fund's performance--especially during the last three months of the quarter. An overvalued dollar and concerns about US corporate governance and accounting credibility shifted investor interests elsewhere.

   On the fixed-income side, we began to increase our emphasis on fixed income holdings with purchases of longer-term bonds in early 2002, after interest rates began to move up late in 2001. Then, as rates seesawed, we managed our exposure to match perceived opportunities in bonds. We reduced our exposure late in the second quarter, a move which detracted from performance, as investors looked for a safe haven away from the equity market volatility. Interest rates came down and bond prices continued to rise.

LOOKING AHEAD
We expect the US economy to grow at an annualized pace of approximately 3.5% through the end of 2002. A good part of the recovery, we believe, will be in inventory stabilization and rebuilding. By year's end, we expect an improvement in capital spending. We also believe that inflationary pressures will be mild and that corporate profits will rise more convincingly by year end.

   Given this economic outlook, we plan to reduce our commitment to financial and consumer-related companies and increase exposure to cyclical industries and industries that should benefit from an increase in capital spending, such as the technology sector. Because we believe our foreign investments should benefit from economic recovery, we plan no change to our overseas strategy.

   On the fixed-income side of the portfolio, we expect short-term interest rates to be flat for most of the rest of the year. However, we anticipate that long-term interest rates may drift a little higher by year-end as moderate economic growth continues and investors are less inclined to seek a safe haven in bonds. With the improvement in economic activity, we are expecting better performance from corporate bonds than for government securities.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

An investment in Stein Roe Balanced Fund, Variable Series offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments, changes in interest rates and in the financial strength of issuers of lower-rated bonds. Foreign political and economic developments also may affect fund performance.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Balanced Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                             6-MONTH
                           (CUMULATIVE)   1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------
Class A (1/1/89)              -6.45        -9.89    2.65      7.42
S&P 500 Index                -13.15       -17.98    3.67     11.42
Lehman Brothers
  Government/ Credit Index     3.26         8.25    7.48      7.35

Inception date of share class is in parenthesis.

NET ASSET VALUE ($)        12/31/01   6/30/02
---------------------------------------------
Class A                      13.86     12.58

[CHART]

VALUE OF A $10,000 INVESTMENT, 6/30/92 - 6/30/02

Class A: $20,452

                                           LEHMAN BROTHERS
                CLASS A                        GOVERNMENT/
                 SHARES   S&P 500 INDEX       CREDIT INDEX
 6/1992         $10,000         $10,000           $10,000
 9/1992         $10,311         $10,315           $10,489
12/1992         $10,711         $10,833           $10,497
 3/1993         $11,181         $11,305           $10,986
 6/1993         $11,224         $11,359           $11,315
 9/1993         $11,505         $11,652           $11,690
12/1993         $11,706         $11,923           $11,656
 3/1994         $11,393         $11,471           $11,291
 6/1994         $11,304         $11,519           $11,151
 9/1994         $11,519         $12,081           $11,207
12/1994         $11,334         $12,079           $11,248
 3/1995         $12,054         $13,254           $11,808
 6/1995         $12,939         $14,517           $12,575
 9/1995         $13,600         $15,670           $12,815
12/1995         $14,222         $16,613           $13,412
 3/1996         $14,808         $17,505           $13,098
 6/1996         $15,151         $18,290           $13,160
 9/1996         $15,515         $18,855           $13,391
12/1996         $16,444         $20,425           $13,801
 3/1997         $16,364         $20,975           $13,682
 6/1997         $17,953         $24,633           $14,180
 9/1997         $19,130         $26,478           $14,677
12/1997         $19,211         $27,238           $15,148
 3/1998         $20,396         $31,035           $15,378
 6/1998         $20,472         $32,065           $15,781
 9/1998         $19,235         $28,884           $16,562
12/1998         $21,618         $35,031           $16,584
 3/1999         $22,057         $36,775           $16,385
 6/1999         $22,781         $39,364           $16,204
 9/1999         $22,302         $36,912           $16,292
12/1999         $24,325         $42,400           $16,225
 3/2000         $25,211         $43,371           $16,662
 6/2000         $24,769         $42,218           $16,903
 9/2000         $25,138         $41,808           $17,388
12/2000         $24,078         $38,539           $18,148
 3/2001         $22,118         $33,972           $18,729
 6/2001         $22,702         $35,959           $18,785
 9/2001         $20,667         $30,684           $19,679
12/2001         $21,866         $33,961           $19,691
 3/2002         $21,871         $34,056           $19,599
 6/2002         $20,452         $29,496           $20,334

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of US government and investment-grade US corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / June 30, 2002 (Unaudited)

                                                 SHARES            VALUE
                                                -------         -----------
COMMON STOCKS--58.7%
CONSUMER DISCRETIONARY--9.7
AUTOMOBILES & COMPONENTS--0.6%
Delphi Automotive Systems Corp.                  78,400         $ 1,034,880
Honda Motor Co., Ltd.                            15,500             629,928
                                                                -----------
                                                                  1,664,808
                                                                -----------
CONSUMER DURABLES & APPAREL--0.5%
Gucci Group                                       5,385             507,252
Koninklijke (Royal) Philips
   Electronics N.V.                              25,300             709,187
Samsung Electronics Co., Ltd., GDR                2,000             274,600
                                                                -----------
                                                                  1,491,039
                                                                -----------
HOTELS, RESTAURANT & LEISURE--1.1%
Compass Group PLC                                81,920             494,541
McDonald's Corp.                                 77,500           2,204,875
P & O Princess Cruises PLC                       64,200             405,631
                                                                -----------
                                                                  3,105,047
                                                                -----------
MEDIA--2.3%
AOL Time Warner, Inc. (a)                       141,300           2,078,523
British Sky Broadcasting Group
   PLC (a)                                       25,000             237,925
Dai Nippon Printing Co., Ltd.                    10,000             133,043
Interpublic Group of Companies, Inc.             81,300           2,012,988
Liberty Media Corp. (a)                         150,000           1,500,000
Societe Television Francaise 1                    6,570             176,608
WPP Group PLC                                    57,750             485,252
                                                                -----------
                                                                  6,624,339
                                                                -----------
PHOTOGRAPHIC PRODUCTS--0.7%
Eastman Kodak Co.                                67,600           1,971,892
                                                                -----------
RETAILING--4.5%
eBay, Inc. (a)                                   31,700           1,953,354
Best Buy Co., Inc. (a)                           34,200           1,241,460
Home Depot, Inc.                                 72,100           2,648,233
ITO-Yokado Co., Ltd.                              3,000             150,521
Kohl's Corp. (a)                                 25,700           1,801,056
Shiseido Co., Ltd.                                7,000              93,540
Wal-Mart Stores, Inc.                            94,300           5,187,443
                                                                -----------
                                                                 13,075,607
                                                                -----------

CONSUMER STAPLES--3.7%
FOOD & DRUG RETAILING-- 0.1%
FamilyMart Co., Ltd.                             13,000             315,257
                                                                -----------
FOOD, BEVERAGES & TOBACCO--2.1%
Cadbury Schweppes PLC                            43,160             324,805
General Mills, Inc.                              16,000             705,280
Koninklijke Numico N.V.                           9,754             219,641
Nestle SA                                         4,670           1,094,113
PepsiCo, Inc.                                    32,300           1,556,860
Philip Morris Companies, Inc.                    52,200           2,280,096
J.M. Smucker Co. (The)                              502              17,133
                                                                -----------
                                                                  6,197,928
                                                                -----------
HOUSEHOLD PRODUCTS--1.5%
Kimberly-Clark Corp.                             32,700         $ 2,027,400
Procter & Gamble Co.                             25,100           2,241,430
                                                                -----------
                                                                  4,268,830
                                                                -----------

ENERGY--4.6%
Amerada Hess Corp.                               16,200           1,336,500
Total B                                           8,500           1,385,592
Conoco, Inc.                                     64,048           1,780,534
Exel PLC                                         17,000             166,030
Exxon Mobil Corp.                               150,772           6,218,575
Noble Drilling Corp. (a)                         37,300           1,439,780
Shell Transport & Trading Co., PLC              118,100             891,986
                                                                -----------
                                                                 13,218,997
                                                                -----------

FINANCIALS--12.5%
BANKS--3.2%
DBS Bank Ltd.                                    30,000             210,473
Deutsche Bank AG (a)                              5,950             415,045
ForeningsSparbanken AB                           26,000             330,803
Lloyds TSB Group PLC                            120,040           1,200,533
Sumitomo Mitsui Banking Corp.                    20,000              97,838
UBS AG                                           22,150           1,119,389
UFJ Holdings, Inc.                                   33              80,027
UniCredito Italiano S.p.A.                       85,850             389,871
U.S. Bancorp                                     88,900           2,075,815
Wells Fargo & Co.                                63,400           3,173,804
                                                                -----------
                                                                  9,093,598
                                                                -----------
DIVERSIFIED FINANCIALS--5.1%
Ambac Financial Group, Inc.                      17,900           1,202,880
Citigroup, Inc.                                 134,466           5,210,558
Fannie Mae                                       19,000           1,401,250
Fortis (B)                                       27,540             592,022
Freddie Mac                                      34,500           2,111,400
Nasdaq-100 Index Tracking Stock (a)             128,500           3,349,995
Nomura Securities, Inc.                          30,000             441,527
Promise Co., Ltd.                                 3,300             166,676
San Paolo - IMI S.p.A. (a)                       35,150             354,106
                                                                -----------
                                                                 14,830,414
                                                                -----------
FINANCE--0.1%
Cie Financiere Richemont AG, Class A (a)         13,500             308,538
                                                                -----------
INSURANCE--4.1%
Aleanza Assicurazioni                            42,800             412,501
AMB Generali Holding AG                           3,400             335,441
American International
   Group, Inc.                                   63,100           4,305,313
Bershire Hathaway, Inc.,
   Class A (a)                                       28           1,870,400
CNP Assurances                                   14,400             592,550
Marsh & McLennan Companies,
   Inc.                                          19,900           1,922,340
Radian Group, Inc.                               36,000           1,758,600

                       See Notes to Investment Portfolio.

                                       221

                                                 SHARES            VALUE
                                                -------         -----------
Skandia Forsakrings AB                           91,700         $   418,616
Swiss RE                                          3,232             317,505
                                                                -----------
                                                                 11,933,266
                                                                -----------

HEALTH CARE--7.4%
HEALTH CARE EQUIPMENT & SERVICES--2.6%
Aetna, Inc.                                      82,000           3,933,540
Essilor International SA                         10,600             432,714
HCA-The Healthcare Co.                           31,900           1,515,250
Medtronic, Inc.                                  41,600           1,782,560
                                                                -----------
                                                                  7,664,064
                                                                -----------
PHARMACEUTICALS & BIOTECHNOLOGY--4.8%
Aventis SA                                       13,800             981,783
GlaxoSmithKline PLC                              30,500             662,207
Merck & Co., Inc.                                41,700           2,111,688
Novo Nordisk AS, Class B                          8,450             280,836
Pfizer, Inc.                                    140,600           4,921,000
Pharmacia Corp.                                  61,600           2,306,920
Shire Pharmaceuticals Group PLC                  21,325             188,656
Teva Pharmaceuticals Industries  Ltd., ADR        4,400             293,832
Wyeth                                            41,700           2,135,040
                                                                -----------
                                                                 13,881,962
                                                                -----------

INDUSTRIALS--6.6%
CAPITAL GOODS--3.9%
Emerson Electric Co.                             21,700           1,161,167
General Dynamics Corp.                           24,300           2,584,305
General Electric Co.                            100,400           2,916,620
Invensys PLC                                    189,000             261,909
Raytheon Co.                                     46,900           1,911,175
Siemens AG                                        7,175             432,411
Textron, Inc.                                    34,400           1,613,360
USHIO, Inc.                                      21,000             250,065
                                                                -----------
                                                                 11,131,012
                                                                -----------
COMMUNICATION SERVICES & SUPPLIES--1.2%
Bellsystem24, Inc.                                  700             245,557
Chubb PLC                                       127,650             302,726
Concord EFS, Inc. (a)                            83,300           2,510,662
Secom Co., Ltd.                                   9,500             467,115
                                                                -----------
                                                                  3,526,060
                                                                -----------
EMPLOYMENT SERVICES--0.1%
Adeco SA                                          5,000             298,427
                                                                -----------
TRANSPORTATION - 1.4%
FedEx Corp. (a)                                  37,100           1,981,140
TPG N.V.                                         15,502             351,535
United Parcel Service, Inc., Class B             29,400           1,815,450
                                                                -----------
                                                                  4,148,125
                                                                -----------

INFORMATION TECHNOLOGY--7.0%
SOFTWARE & SERVICES--2.1%
Cap Gemini SA                                     3,400         $   135,694
Microsoft Corp. (a)                              78,900           4,315,830
SAP AG                                            3,680             364,890
Siebel Systems, Inc. (a)                         78,600           1,117,692
                                                                -----------
                                                                  5,934,106
                                                                -----------
TECHNOLOGY HARDWARE & EQUIPMENT--4.9%
Applied Materials, Inc. (a)                      62,800           1,194,456
Canon, Inc.                                      15,000             568,215
Cisco Systems, Inc. (a)                         141,600           1,975,320
Datacraft Asia Ltd.                              76,000              91,200
Dell Computer Corp. (a)                         106,600           2,786,524
Finisar Corp. (a)                               212,000             502,440
Flextronics International Ltd. (a)              110,200             785,726
Hoya Corp.                                        5,400             393,762
Intel Corp.                                     152,300           2,782,521
Legend Holdings Ltd.                            638,000             233,117
Nokia Oyj                                         1,500              22,042
Nokia Oyj, ADR                                   15,000             217,200
Sun Microsystems, Inc. (a)                      170,600             854,706
Taiwan Semiconductor
   Manufacturing Co., Ltd. ADR (a)               16,500             214,500
Texas Instruments, Inc.                          70,700           1,675,590
                                                                -----------
                                                                 14,297,319
                                                                -----------

MATERIALS--1.6%
METALS & MINING--1.5%
Barrick Gold Corp.                               89,200           1,693,908
E.I. Du Pont De Nemours & Co.                    41,548           1,844,731
Kaneka Corp.                                     37,000             258,352
Pechiney SA                                       4,650             213,245
Shin-Etsu Chemical Co., Ltd.                      8,000             344,525
                                                                -----------
                                                                  4,354,761
                                                                -----------
SPECIALTY CHEMICALS--0.1%
DSM N.V.                                          5,000             232,965
                                                                -----------

MANUFACTURING--0.8%
PAPER & FOREST PRODUCTS--0.8%
Georgia-Pacific Corp.                            80,100           1,968,858
UPM-Kymmene Oyj                                  10,125             400,172
                                                                -----------
                                                                  2,369,030
                                                                -----------

                       See Notes to Investment Portfolio.

                                       222

                                                 SHARES            VALUE
                                                -------        ------------
TELECOMMUNICATION SERVICES--2.9%
AT&T Corp.                                      108,430        $  1,160,201
China Telecom Ltd.                               98,000             287,140
SBC Communications, Inc., Class A                90,032           2,745,976
NTT DoCoMo, Inc.                                    170             419,367
Telecom Italia S.p.A.                            60,150             472,959
Telefonica de Espana                             27,571             232,370
Verizon Communications, Inc.                     65,500           2,629,825
Vodafone Group PLC                               55,000              75,059
Vodafone Group PLC, ADR                          27,700             378,105
                                                               ------------
                                                                  8,401,002
                                                               ------------

UTILITIES--1.9%
Calpine Corp. (a)                               116,100             816,183
Centrica PLC                                    116,500             362,109
Exelon Corp.                                     25,400           1,328,420
National Grid Group PLC                          96,400             682,515
PG&E Corp. (a)                                   65,800           1,177,162
Public Service Enterprise Group, Inc.            25,100           1,086,830
                                                               ------------
                                                                  5,453,219
                                                               ------------
TOTAL COMMON STOCKS (cost of $175,429,136)                      169,791,612
                                                               ------------

                                                  PAR
                                              -----------
CORPORATE BONDS--18.5%
CONSUMER STAPLES--0.5%
HOUSEHOLD PRODUCTS--0.5%
Procter & Gamble Co.
   4.75%, 06/15/07                            $ 1,400,000           1,410,388
                                                                  -----------

FINANCE, INSURANCE & REAL ESTATE--9.3%
DEPOSITORY INSTITUTIONS--1.8%
Citicorp,
   8.040%, 12/15/19 (b)                         2,700,000           2,956,932
Den Danske Bank,
   6.550%, 09/15/03 (b)                         2,250,000           2,338,380
                                                                  -----------
                                                                    5,295,312
                                                                  -----------
INSURANCE CARRIERS--2.1%
Florida Windstorm Underwriting  Association,
   7.125%, 02/25/19 (b)                         2,650,000           2,783,189
Prudential Insurance Co. of America,
   7.650%, 07/01/07 (b)                         3,150,000           3,420,837
                                                                  -----------
                                                                    6,204,026
                                                                  -----------

                                                  PAR                VALUE
                                              -----------         -----------
NON-DEPOSITORY CREDIT INSTITUTIONS--4.3%
Countrywide Home Loans, Inc.,
   6.850%, 06/15/04                           $ 2,500,000         $ 2,636,875
Ford Motor Credit Corp.,
   6.875%, 02/01/06                             3,500,000           3,576,790
Household Finance Corp.,
   6.500%, 01/24/06                             3,000,000           3,096,600
Interrnational Lease
   Finance Corp.,
   6.375%, 03/15/09                             2,000,000           2,058,060
National Rural Utilities
   Cooperative Finance Corp.,
   7.250%, 03/01/12                               850,000             910,095
                                                                  -----------
                                                                   12,278,420
                                                                  -----------
NON-DEPOSITORY INSTITUTIONS--1.1%
Fannie Mae,
   6.625%, 09/15/09                             2,825,000           3,095,042
                                                                  -----------

MANUFACTURING--1.8%
CHEMICALS & ALLIED PRODUCTS--0.4%
Hanson Overseas BV,
   6.750%, 09/15/05                             1,000,000           1,059,210
                                                                  -----------
PAPER & FOREST PRODUCTS--1.4%
Georgia-Pacific Corp.,
   8.125%, 05/15/11                             1,500,000           1,425,000
Weyerhaeuser Co.
   6.750%, 03/15/12                             2,500,000           2,554,575
                                                                  -----------
                                                                    3,979,575
                                                                  -----------

MINING & ENERGY--2.6%
OIL & GAS FIELD SERVICES--2.6%
Baker Hughes, Inc.,
   6.250%, 01/15/09                             2,500,000           2,612,425
Devon Financing Corp.,
   6.875%, 09/30/11 (b)                         1,500,000           1,558,260
Kerr-McGee Corp.
   5.375%, 04/15/05                             2,100,000           2,150,526
Nexen, Inc.
   7.875%, 03/15/32                             1,250,000           1,247,475
                                                                  -----------
                                                                    7,568,686
                                                                  -----------

SERVICES--1.0%
BUSINESS SERVICES--0.4%
FedEx Corp.,
   7.530%, 09/23/06                             1,199,582           1,296,652
                                                                  -----------
HEALTH CARE--0.6%
Tenet Healthcare Corp.,
   5.375%, 11/15/06 (b)                         1,625,000           1,629,583
                                                                  -----------

                       See Notes to Investment Portfolio.

                                       223

                                                  PAR                VALUE
                                              -----------         -----------
TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES--3.3%
AIR TRANSPORTATION--0.9%
United Airlines, Inc.,
   9.200%, 03/22/08                           $   512,340         $   448,856
United Airlines, Inc.,
   7.032%, 10/01/10                             2,279,414           2,195,167
                                                                  -----------
                                                                    2,644,023
                                                                  -----------
ELECTRIC SERVICES--0.8%
FirstEnergy Corp.,
   5.500%, 11/15/06                             2,500,000           2,434,675
                                                                  -----------
TELECOMMUNICATIONS--1.6%
AOL Time Warner, Inc.
   7.700%, 05/01/32                               450,000             400,441
Cable & Wireless PLC,
   8.000%, 06/22/10                             1,600,000           1,745,120
Verizon Wireless, Inc.,
   5.375%, 12/15/06 (b)                         2,350,000           2,192,433
WorldCom, Inc.,
   8.250%, 05/15/31 (c)                         1,525,000             244,000
                                                                  -----------
                                                                    4,581,994
                                                                  -----------
TOTAL CORPORATE BONDS
   (cost of $53,089,874)                                           53,477,586
                                                                  -----------

U.S. GOVERNMENT OBLIGATIONS--12.3%
U.S. GOVERNMENT AGENCIES--10.9%
Federal Home Loan Mortgage
   Corp., Gold:
   6.500%, 12/1/10-06/01/31                    19,334,256          19,770,979
   12.000%, 07/01/20                              331,632             388,214
                                                                  -----------
                                                                   20,159,193
                                                                  -----------
Federal National Mortgage
   Association,
   6.500%, 12/01/31                             4,742,670           4,834,535
                                                                  -----------
Government National Mortgage
   Association:
   6.000%, 12/15/28-03/15/29                    4,642,263           4,639,732
   8.000%, 03/15/26                             1,484,460           1,601,362
                                                                  -----------
                                                                    6,241,094
                                                                  -----------
Government National Mortgage
   Association, Adjustable Rate,
   6.625%, 07/20/25                               119,752             124,056
                                                                  -----------
U.S. GOVERNMENT BONDS & NOTES--1.4%
U.S. Treasury Bonds,
   7.625%, 02/15/25                               400,000             499,024
                                                                  -----------
U.S. Treasury Notes,
   5.375%, 02/15/31                               735,000             719,719
   3.500%, 11/15/06                             1,610,000           1,581,310
   5.500%, 05/15/09                             1,200,000           1,269,552
                                                                  -----------
                                                                    3,570,581
                                                                  -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (cost of $33,986,980)                                           35,428,483
                                                                  -----------

NON-AGENCY MORTGAGE-
   BACKED & ASSET-BACKED
   SECURITIES--6.1%
ASSET-BACKED SECURITIES--1.6%
MBNA Master Card Credit
   Trust,
   6.600%, 04/16/07                           $ 4,250,000         $ 4,557,601
                                                                  -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--4.5%
American Mortgage Trust,
   8.190%, 09/27/22                               472,955             463,496
GS Mortgage Securities
   Corp. II,
   6.620%, 10/18/30                             3,750,000           3,916,168
JP Morgan Commercial
   Mortgage Finance Corp.,
   6.507%, 10/15/35                             3,250,000           3,361,719
LB Commercial Conduit
   Mortgage Trust,
   6.210%, 10/15/35                             1,250,000           1,320,313
LB-UBS Commerical Mortgage
   Trust,
   6.510%, 11/15/10                             3,750,000           3,998,438
                                                                  -----------
                                                                   13,060,134
                                                                  -----------
TOTAL NON-AGENCY MORTGAGE-
   BACKED & ASSET-BACKED
   SECURITIES
   (cost $17,054,417)                                              17,617,735
                                                                  -----------

                                                SHARES
                                              -----------
PREFERRED STOCKS--0.1%
HEALTH CARE--0.1%
HEALTH CARE EQUIPMENT & SERVICES--0.1%
Fresenius AG (cost $674,304)                        5,475             276,866
                                                                  -----------

                                                  PAR
                                             ------------
SHORT-TERM OBLIGATION--3.5%
Repurchase agreement with
   SBC Warburg Ltd., dated
   6/28/02 due 07/01/02 at
   1.900%, collateralized by
   U.S. Treasury Bonds and
   Notes with various maturities
   to 2027, market value
   $10,330,891 (repurchase
   proceeds $10,095,598)
   (cost of $10,094,000)                     $ 10,094,000          10,094,000
                                                                 ------------
TOTAL INVESTMENTS--99.2%
   (cost of $290,328,711) (d)                                     286,686,282
                                                                 ------------
OTHER ASSETS & LIABILITIES,
   NET--0.8%                                                        2,322,809
                                                                 ------------
NET ASSETS--100.0%                                               $289,009,091
                                                                 ============

                       See Notes to Investment Portfolio.

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $16,879,614 or 5.8% of the net assets.
(c) As of June 30, 2002, the Fund held shares of WorldCom, Inc. representing 0.1% of net assets. WorldCom, Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.
(d) Cost for generally accepted accounting principles is $290,328,711. Cost for federal income tax purposes is $290,454,190. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.

             ACRONYM              NAME

              ADR       American Depository Receipt
              GDR       Global Depository Receipt

Long futures contracts open on June 30, 2002:

                             PAR VALUE               UNREALIZED
                            COVERED BY  EXPIRATION  DEPRECIATION
TYPE                         CONTRACTS     MONTH    AT 6/30/2002
----                        ----------  ----------  ------------
10 Year U.S. Treasury Note   1,300,000   September   $   (55,455)

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Balanced Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                 $290,328,711
                                                     ------------
Investments, at value                                $286,686,282
Cash                                                        1,819
Foreign currency (cost of $461,268)                       474,020
Receivable for:
   Investments sold                                     1,406,860
   Fund shares sold                                     1,086,513
   Interest                                             1,129,029
   Dividends                                              251,677
   Futures variation margin                                 1,219
   Expense reimbursement due from Distributor               4,058
Deferred Trustees' compensation plan                        1,315
                                                     ------------
     TOTAL ASSETS                                     291,042,792
                                                     ------------
LIABILITIES:
Payable for:
   Investments purchased                                1,199,594
   Fund shares repurchased                                605,936
   Management fee                                         112,001
   Administration fee                                      36,550
   Transfer agent fee                                         595
   Pricing and bookkeeping fees                             3,250
   Trustees' fee                                              731
Deferred Trustees' fee                                      1,315
Other liabilities                                          73,729
                                                     ------------
     TOTAL LIABILITIES                                  2,033,701
                                                     ------------
NET ASSETS                                           $289,009,091
                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                      $296,909,182
Undistributed net investment income                     3,983,285
Accumulated net realized loss                          (8,205,652)
Net unrealized appreciation (depreciation) on:
   Investments                                         (3,642,429)
   Foreign currency translations                           20,160
   Futures contracts                                      (55,455)
                                                     ------------
NET ASSETS                                           $289,009,091
                                                     ============
CLASS A:
Net assets                                           $235,599,268
Shares outstanding                                     18,732,096
                                                     ============
Net asset value per share                            $      12.58
                                                     ============
CLASS B:
Net assets                                           $ 53,409,823
Shares outstanding                                      4,259,275
                                                     ============
Net asset value per share                            $      12.54
                                                     ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Balanced Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest                                                                                             $  4,004,216
Dividends                                                                                               1,222,382
                                                                                                     ------------
   Total Investment Income (net of foreign taxes withheld of $43,030)                                   5,226,598
EXPENSES:
Management fee                                                                                            700,350
Administration fee                                                                                        233,450
Distribution fee--Class B                                                                                  63,801
Pricing and bookkeeping fees                                                                               61,402
Transfer agent fee                                                                                          3,720
Trustees' fee                                                                                               7,825
Other expenses                                                                                             72,624
                                                                                                     ------------
   Total Expenses                                                                                       1,143,172
Fees reimbursed by the Distributor--Class B                                                               (10,985)
Custody earnings credit                                                                                      (128)
                                                                                                     ------------
   Net Expenses                                                                                         1,132,059
                                                                                                     ------------
Net Investment Income                                                                                   4,094,539
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                                                                         (2,124,024)
   Foreign currency transactions                                                                           16,776
   Futures contracts                                                                                       19,738
                                                                                                     ------------
     Net realized loss                                                                                 (2,087,510)
                                                                                                     ------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                                        (22,371,078)
   Foreign currency translations                                                                           22,744
   Futures contracts                                                                                      (55,455)
                                                                                                     ------------
     Net change in unrealized appreciation/depreciation                                               (22,403,789)
                                                                                                     ------------
Net Loss                                                                                              (24,491,299)
                                                                                                     ------------
Net Decrease in Net Assets from Operations                                                           $(20,396,760)
                                                                                                     ============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Balanced Fund, Variable Series

                                                                                            (UNAUDITED)
                                                                                            SIX MONTHS            YEAR
                                                                                              ENDED               ENDED
                                                                                             JUNE 30,          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                             2002                2001
---------------------------------                                                          ------------        ------------

OPERATIONS:
Net investment income                                                                      $  4,094,539        $  9,419,472
Net realized loss on investments, foreign currency transactions and
   futures contracts                                                                         (2,087,510)         (5,967,262)
Net change in unrealized appreciation/depreciation on investments,
   foreign currency translations and futures contracts                                      (22,403,789)        (39,700,992)
                                                                                           ------------        ------------
        Net Decrease from Operations                                                        (20,396,760)        (36,248,782)
                                                                                           ------------        ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                   (8,018,428)        (10,180,998)
   Class B                                                                                   (1,439,933)           (667,764)
From net realized capital gains:
   Class A                                                                                           --         (12,602,873)
   Class B                                                                                           --            (826,612)
                                                                                           ------------        ------------
        Total Distributions Declared to Shareholders                                         (9,458,361)        (24,278,247)
                                                                                           ------------        ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                              3,394,465           8,714,670
   Distributions reinvested                                                                   8,018,428          22,783,871
   Redemptions                                                                              (30,486,388)        (71,929,226)
                                                                                           ------------        ------------
        Net Decrease                                                                        (19,073,495)        (40,430,685)
                                                                                           ------------        ------------
Class B:
   Subscriptions                                                                             10,881,677          37,942,104
   Distributions reinvested                                                                   1,439,933           1,494,376
   Redemptions                                                                               (1,631,450)         (2,399,582)
                                                                                           ------------        ------------
        Net Increase                                                                         10,690,160          37,036,898
                                                                                           ------------        ------------
Net Decrease from Share Transactions                                                         (8,383,335)         (3,393,787)
                                                                                           ------------        ------------
Total Decrease in Net Assets                                                                (38,238,456)        (63,920,816)
NET ASSETS:
Beginning of period                                                                         327,247,547         391,168,363
                                                                                           ------------        ------------
End of period (including undistributed net investment income of $3,983,285
   and $9,347,107, respectively)                                                           $289,009,091        $327,247,547
                                                                                           ============        ============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                                252,927             589,222
   Issued for distributions reinvested                                                          595,723           1,587,726
   Redemptions                                                                               (2,284,831)         (5,012,155)
                                                                                           ------------        ------------
        Net Decrease                                                                         (1,436,181)         (2,835,207)
                                                                                           ------------        ------------
Class B:
   Subscriptions                                                                                817,242           2,612,573
   Issued for distributions reinvested                                                          107,218             104,356
   Redemptions                                                                                 (123,682)           (176,018)
                                                                                           ------------        ------------
        Net Increase                                                                            800,778           2,540,911
                                                                                           ------------        ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Balanced Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Stein Roe Balanced Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek high total investment return by investing primarily in a diversified portfolio of common stocks, securities convertible to common stock, bonds, and cash. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of si milar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                 CAPITAL LOSS
    EXPIRATION                CARRYFORWARD
    ----------                ------------
       2009                   $  4,429,190
                              ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $1,521,298 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Premium and discount are being amortized for all debt securities.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of December 31, 2001, the tax composition of dividends was as follows:

     Ordinary income                       $11,307,500
     Long-term capital gains                12,970,747
                                           -----------
                                           $24,278,247
                                           ===========

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   OTHER--Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

   The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives monthly fees equal to 0.45% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

Nordea Securities, Inc., which does business in the U.S. as Nordea Investment Management ("Nordea"), has been retained by the Manager as sub-advisor to manage the day-to-day investment operations of the Fund. The Manager, out of the management fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.40% annually of the Fund's average daily net assets.

   BOOKKEEPING FEE--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.75% annually of the Fund's average daily net assets.

LFD has voluntarily agreed to reimburse the Fund's Class B share distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of Class B average daily net assets.

These arrangements may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $128 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $73,981,382 and $73,365,790, respectively, of which $4,994,534 and $4,440,300, respectively, were U.S. Government securities.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation       $ 28,877,373
     Gross unrealized depreciation       $(32,645,281)
                                         ------------
       Net unrealized depreciation       $ (3,767,908)
                                         ============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Manager of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Refer to the Fund's Investment Portfolio for a summary of open futures contracts at June 30, 2002.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

For the six months ended June 30, 2002, the Fund used AlphaTrade Inc., an affiliate of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $3,414.

FINANCIAL HIGHLIGHTS
Stein Roe Balanced Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS
                                             ENDED                         YEAR ENDED DECEMBER 31,
                                            JUNE 30,       ------------------------------------------------------
                                             2002             2001        2000       1999         1998      1997
                                          -----------      --------     --------   --------     --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD      $     13.86      $  16.35     $  17.80   $  17.14     $  16.81  $  16.28
                                          -----------      --------     --------   --------     --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                        0.18          0.39(b)      0.45       0.28         0.48      0.53
Net realized and unrealized gain (loss)
   on investments, foreign currency
   and futures contracts                        (1.05)        (1.86)(b)    (0.63)      1.74         1.48      1.96
                                          -----------      --------     --------   --------     --------  --------
     Total from Investment Operations           (0.87)        (1.47)       (0.18)      2.02         1.96      2.49
                                          -----------      --------     --------   --------     --------  --------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                      (0.41)        (0.45)       (0.47)     (0.47)       (0.51)    (0.56)
From net realized capital gains                    --         (0.57)       (0.80)     (0.89)       (1.12)    (1.40)
                                          -----------      --------     --------   --------     --------  --------
     Total Distributions Declared to
       Shareholders                             (0.41)        (1.02)       (1.27)     (1.36)       (1.63)    (1.96)
                                          -----------      --------     --------   --------     --------  --------
NET ASSET VALUE, END OF PERIOD            $     12.58      $  13.86     $  16.35   $  17.80     $  17.14  $  16.81
                                          ===========      ========     ========   ========     ========  ========
Total return (c)(d)                             (6.45)%(e)    (9.19)%      (1.02)%    12.53%       12.54%    16.82%
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                     0.69%(g)      0.71%        0.64%      0.63%(h)     0.65%     0.66%
Net investment income (f)                        2.67%(g)      2.68%(b)     2.66%      2.60%(h)     3.00%     3.18%
Portfolio turnover rate                            28%(e)        57%          39%        43%          61%       44%
Net assets, end of period (000's)         $   235,599      $279,493     $376,183   $425,005     $361,823  $325,033

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Not annualized
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.
(h) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

PORTFOLIO MANAGERS' DISCUSSION
Stein Roe Growth Stock Fund, Variable Series / June 30, 2002

   Stein Roe Growth Stock Fund, Variable Series seeks long-term growth.

   Erik P. Gustafson, senior vice president of Stein Roe & Farnham Incorporated, is the fund's portfolio manager. David P. Brady is the associate portfolio manager of the fund. Mr. Brady is a senior vice president of Stein Roe.

FINE TUNING THE PORTFOLIO
During the period, we increased our exposure to economically sensitive issues, such as Caterpillar (3.2% of net assets), in the industrial and commercial services sectors. We also added holdings in health care. With nearly 80 million baby boomers requiring more medical services every year, we believe the health care sector has strong long-term growth prospects. Our health care investments performed well during the period. In the media sector, many companies have languished recently because advertising spending remains slow. As a result, we were able to add to our media holdings at attractive prices. Our media holdings did not perform particularly well during the period, but we expect the opportunities for media companies to pick up as the economy gains steam.

   Finally, we maintained the fund's slight overweight in technology stocks compared to the S&P 500 Index, a decision that hurt performance during the period. However, we believe that technology companies have the potential to rebound strongly when business prospects improve and companies refocus on technology infrastructure. We maintained our technology investments because we believe in their potential for exceptional growth opportunities.

OUR OUTLOOK
March 2002 marked the second year during which large cap, high quality growth stocks have been out of favor. It has been a frustrating time, but history has shown that financial markets move in cycles. Recent signs of strength in the economy have been encouraging for growth stocks, and while recovery may be slow, we expect it to continue. We believe the stocks we buy for the fund represent premier American businesses. We remain committed to owning those businesses and believe that they are likely to continue their history of providing positive returns for long-term investors.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Stein Roe Growth Stock Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Although there are currently no plans to do so, the fund may invest up to 25% of its assets in foreign stocks. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Growth Stock Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                           6-MONTH
                         (CUMULATIVE)   1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------
Class A (1/1/89)            -18.47      -27.87    0.93     8.94
S&P 500 Index               -13.15      -17.98    3.67    11.42

Inception date of share class is in parentheses.

NET ASSET VALUE ($)        12/31/01   6/30/02
---------------------------------------------
Class A                     27.93     22.73

[CHART]

VALUE OF A $10,000 INVESTMENT, 6/30/92 - 6/30/02

Class A: $23,537

                CLASS A
                 SHARES   S&P 500 INDEX
 6/1992         $10,000         $10,000
 9/1992         $10,568         $10,315
12/1992         $11,445         $10,833
 3/1993         $11,257         $11,305
 6/1993         $11,116         $11,359
 9/1993         $11,502         $11,652
12/1993         $12,014         $11,923
 3/1994         $11,253         $11,471
 6/1994         $10,904         $11,519
 9/1994         $11,404         $12,081
12/1994         $11,251         $12,079
 3/1995         $12,072         $13,254
 6/1995         $13,276         $14,517
 9/1995         $14,612         $15,670
12/1995         $15,496         $16,613
 3/1996         $16,218         $17,505
 6/1996         $17,327         $18,290
 9/1996         $17,852         $18,855
12/1996         $18,792         $20,425
 3/1997         $18,692         $20,975
 6/1997         $22,470         $24,633
 9/1997         $23,791         $26,478
12/1997         $24,857         $27,238
 3/1998         $27,740         $31,035
 6/1998         $29,501         $32,065
 9/1998         $25,147         $28,884
12/1998         $31,793         $35,031
 3/1999         $35,466         $36,775
 6/1999         $36,547         $39,364
 9/1999         $34,592         $36,912
12/1999         $43,534         $42,400
 3/2000         $50,047         $43,371
 6/2000         $47,780         $42,218
 9/2000         $46,246         $41,808
12/2000         $38,301         $38,539
 3/2001         $31,748         $33,972
 6/2001         $32,627         $35,959
 9/2001         $26,085         $30,684
12/2001         $28,866         $33,961
 3/2002         $27,757         $34,056
 6/2002         $23,537         $29,494

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Stein Roe Growth Stock Fund, Variable Series / June 30, 2002 (Unaudited)

                                              SHARES                VALUE
                                              -------            -----------
COMMON STOCKS--97.4%
CONSUMER DISCRETIONARY--12.0%
MEDIA--5.5%
BROADCASTING & CABLE TV--3.6%
Liberty Media Corp., Class A (a)              700,000            $ 7,000,000
                                                                 -----------
MOVIES & ENTERTAINMENT--1.9%
AOL Time Warner, Inc. (a)                     250,000              3,677,500
                                                                 -----------
RETAILING--6.5%
DEPARTMENT STORES--3.6%
Kohl's Corp. (a)                              100,000              7,008,000
                                                                 -----------
HOME IMPROVEMENT RETAIL--2.9%
Home Depot, Inc.                              150,000              5,509,500
                                                                 -----------

CONSUMER STAPLES--11.7%
FOOD, BEVERAGES & TOBACCO--7.1%
SOFT DRINKS--3.7%
PepsiCo, Inc.                                 150,000              7,230,000
                                                                 -----------
TOBACCO--3.4%
Philip Morris Companies, Inc.                 150,000              6,552,000
                                                                 -----------
HOUSEHOLD & PERSONAL PRODUCTS--4.6%
HOUSEHOLD PRODUCTS--4.6%
Procter & Gamble Co.                          100,000              8,930,000
                                                                 -----------

ENERGY--2.6%
ENERGY--2.6%
OIL & GAS DRILLING--0.8%
Transocean Sedco Forex, Inc.                   50,000              1,557,500
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--1.8%
BJ Services Co. (a)                           100,000              3,388,000
                                                                 -----------

FINANCIALS--10.5%
BANKS--3.8%
Washington Mutual, Inc.                       200,000              7,422,000
                                                                 -----------
DIVERSIFIED FINANCIALS--4.0%
DIVERSIFIED FINANCIAL SERVICES--4.0%
Citigroup, Inc.                               200,000              7,750,000
                                                                 -----------
INSURANCE--2.7%
MULTI-LINE INSURANCE--2.7%
American International
   Group, Inc.                                 75,000              5,117,250
                                                                 -----------

HEALTH CARE--26.1%
HEALTH CARE EQUIPMENT & SERVICES--17.5%
HEALTH CARE DISTRIBUTORS & SERVICE--2.2%
Quest Diagnostic, Inc. (a)                     50,000              4,302,500
                                                                 -----------
HEALTH CARE EQUIPMENT--8.5%
Baxter International, Inc.                    175,000              7,778,750
Medtronic, Inc.                               200,000              8,570,000
                                                                 -----------
                                                                  16,348,750
                                                                 -----------

HEALTH CARE FACILITES--6.8%
Tenet Healthcare Corp. (a)                    125,000            $ 8,943,750
Triad Hospitals, Inc. (a)                     100,000              4,238,000
                                                                 -----------
                                                                  13,181,750
                                                                 -----------
PHARMACEUTICALS & BIOTECHNOLOGY--8 6%
BIOTECHNOLOGY--0.9%
Genentech, Inc. (a)                            50,000              1,675,000
                                                                 -----------
PHARMACEUTICALS--7.7%
Johnson & Johnson                             150,000              7,839,000
Pfizer, Inc.                                  200,000              7,000,000
                                                                 -----------
                                                                  14,839,000
                                                                 -----------

INDUSTRIALS--14.5%
CAPITAL GOODS--12.2%
AEROSPACE & DEFENSE--6.7%
L-3 Communications Holdings, Inc. (a)          80,000              4,320,000
Lockheed Martin Corp.                         125,000              8,687,500
                                                                 -----------
                                                                  13,007,500
                                                                 -----------
CONSTRUCTION & FARM MACHINERY--3.2%
Caterpillar, Inc.                             125,000              6,118,750
                                                                 -----------
INDUSTRIAL CONGLOMERATES--2.3%
General Electric Co.                          150,000              4,357,500
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES--2.3%
DATA PROCESSING SERVICES--2.3%
Concord EFS, Inc. (a)                         150,000              4,521,000
                                                                 -----------

INFORMATION TECHNOLOGY--15.3%
SOFTWARE & SERVICES--5.4%
SYSTEMS SOFTWARE--5.4%
Adobe Systems, Inc.                            75,000              2,137,500
Microsoft Corp. (a)                           150,000              8,205,000
                                                                 -----------
                                                                  10,342,500
                                                                 -----------
TECHNOLOGY HARDWARE & EQUIPMENT--9 9%
COMPUTER HARDWARE--1.4%
Dell Computer Corp. (a)                       100,000              2,614,000
                                                                 -----------
NETWORKING EQUIPMENT--3.8%
Brocade Communications
   Systems, Inc. (a)                          100,000              1,748,000
Cisco Systems, Inc. (a)                       400,000              5,580,000
                                                                 -----------
                                                                   7,328,000
                                                                 -----------
SEMICONDUCTORS--2.1%
Texas Instruments, Inc.                       175,000              4,147,500
                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT--2.6%
Nokia Oyj, ADR                                350,000              5,068,000
                                                                 -----------

MATERIALS--2.6%
METALS & MINING--2.6%
ALUMINUM--2.6%
Alcoa, Inc.                                   150,000              4,972,500
                                                                 -----------

                       See Notes to Investment Portfolio.

                                       235

                                              SHARES                VALUE
                                              -------           ------------
TELECOMMUNICATION SERVICES--2.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.1%
INTEGRATED TELECOMMUNICATION SERVICES--2.1%
Verizon Communications, Inc.                  100,000           $  4,015,000
                                                                ------------
TOTAL COMMON STOCKS
   (cost of $199,753,783)                                        187,981,000
                                                                ------------

                                               PAR
                                           ----------
SHORT-TERM OBLIGATION--0.8%
Repurchase agreement with SBC
   Warburg Ltd., dated 6/30/02,
   due 7/1/02 at 1.900%,
   collateralized by U.S. Treasury
   Bonds and Notes with various
   maturities to 2027, market
   value $1,516,780, (repurchase
   proceeds $1,482,235) (cost of
   $1,482,000)                             $1,482,000              1,482,000
                                                                ------------
TOTAL INVESTMENTS--98.2%
   (cost of $201,235,783) (b)                                    189,463,000
                                                                ------------
OTHER ASSETS & LIABILITIES, NET--1.8%                              3,428,110
                                                                ------------
NET ASSETS--100.0%                                              $192,891,110
                                                                ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM              NAME

              ADR     American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                    $201,235,783
                                                        ------------
Investments, at value                                   $189,463,000
Cash                                                          29,720
Receivable for:
   Investments sold                                        2,201,739
   Fund shares sold                                        1,456,925
   Interest                                                      235
   Dividends                                                 115,250
   Expense reimbursement due from Distributor                  5,091
Deferred Trustees' compensation plan                           1,270
                                                        ------------
     TOTAL ASSETS                                        193,273,230
                                                        ------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                   218,432
   Management fee                                            101,911
   Administration fee                                         25,013
   Transfer agent fee                                            595
   Pricing and bookkeeping fees                                6,259
   Trustees' fee                                               1,135
Deferred Trustees' fee                                         1,270
Other liabilities                                             27,505
                                                        ------------
     TOTAL LIABILITIES                                       382,120
                                                        ------------
NET ASSETS                                               192,891,110
                                                        ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                         $250,431,733
Undistributed net investment income                          194,272
Accumulated net realized loss                            (45,962,112)
Net unrealized depreciation on investments               (11,772,783)
                                                        ------------
NET ASSETS                                              $192,891,110
                                                        ============
CLASS A:
Net assets                                              $164,774,494
Shares outstanding                                         7,249,638
                                                        ============
Net asset value per share                                     $22.73
                                                        ============
CLASS B:
Net assets                                              $ 28,116,616
Shares outstanding                                         1,240,734
                                                        ============
Net asset value per share                               $      22.66
                                                        ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Growth Stock Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                       $  1,050,227
Interest                                                                              69,304
                                                                                ------------
   Total Investment Income (Net of foreign taxes withheld of $12,707)              1,119,531
EXPENSES:
Management fee                                                                       572,574
Administration fee                                                                   171,772
Distribution fee--Class B                                                             39,137
Pricing and bookkeeping fees                                                          46,820
Transfer agent fee                                                                     3,720
Trustees' fee                                                                          6,842
Reports to shareholders                                                               58,599
Other expenses                                                                        22,271
                                                                                ------------
   Total Expenses                                                                    921,735
Fees reimbursed by the Distributor--Class B                                          (11,137)
Custody earnings credit                                                                 (113)
                                                                                ------------
   Net Expenses                                                                      910,485
                                                                                ------------
Net Investment Income                                                                209,046
                                                                                ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                                  (6,306,110)
Net change in unrealized appreciation/depreciation on investments                (39,365,955)
                                                                                ------------
Net Loss                                                                         (45,672,065)
                                                                                ------------
Net Decrease in Net Assets from Operations                                      $(45,463,019)
                                                                                ============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series

                                                               (UNAUDITED)
                                                               SIX MONTHS                YEAR
                                                                  ENDED                  ENDED
                                                                 JUNE 30,             DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2002                    2001
----------------------------------                            ------------            ------------

OPERATIONS:
Net investment income                                         $    209,046            $    356,541
Net realized loss on investments                                (6,306,110)            (39,281,274)
Net change in unrealized appreciation/depreciation on          (39,365,955)            (55,958,778)
                                                              ------------            ------------
        Net Decrease from Operations                           (45,463,019)            (94,883,511)
                                                              ------------            ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                        (370,940)                   (348)
   Class B                                                              --                     (27)
From net realized gains:
   Class A                                                              --             (52,643,708)
   Class B                                                              --              (4,073,383)
                                                              ------------            ------------
Total Distributions Declared to Shareholders                      (370,940)            (56,717,466)
                                                              ------------            ------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                 4,261,891              10,436,046
   Distributions reinvested                                        370,940              52,644,056
   Redemptions                                                 (25,266,075)            (74,629,600)
                                                              ------------            ------------
        Net Decrease                                           (20,633,244)            (11,549,498)
                                                              ------------            ------------
Class B:
   Subscriptions                                                 3,845,743              22,688,287
   Distributions reinvested                                             --               4,073,410
   Redemptions                                                  (2,246,042)             (2,154,646)
                                                              ------------            ------------
        Net Increase                                             1,599,701              24,607,051
                                                              ------------            ------------
Net Increase (Decrease) from Share Transactions                (19,033,543)             13,057,553
                                                              ------------            ------------
Total Decrease in Net Assets                                   (64,867,502)           (138,543,424)
NET ASSETS:
Beginning of period                                            257,758,612             396,302,036
                                                              ------------            ------------
End of period (including undistributed net investment income
   of $194,272 and $356,166, respectively)                    $192,891,110            $257,758,612
                                                              ============            ============
Changes in Shares:
Class A:
   Subscriptions                                                   165,242                 319,658
   Issued for distributions reinvested                              13,805               1,663,845
   Redemptions                                                    (982,481)             (2,356,289)
                                                              ------------            ------------
        Net Decrease                                              (803,434)               (372,786)
                                                              ------------            ------------
Class B:
   Subscriptions                                                   150,702                 671,455
   Issued for distributions reinvested                                  --                 129,069
   Redemptions                                                     (89,913)                (70,430)
                                                              ------------            ------------
        Net Increase                                                60,789                 730,094
                                                              ------------            ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Growth Stock Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $ 28,434,611
                                         ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $11,221,391 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of December 31, 2001, the tax composition of dividends was as follows:

     Ordinary income                       $       375
     Long-term capital gains                56,717,091
                                           -----------
                                           $56,717,466
                                           ===========

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives monthly fees equal to 0.50% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

   BOOKKEEPING FEE--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.80% annually of the Fund's average daily net assets.

LFD has voluntarily agreed to reimburse the Fund's Class B share distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.95% annually of Class B average daily net assets.

These arrangements may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $113 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $90,110,753 and $112,108,187, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation        $ 28,780,494
     Gross unrealized depreciation         (40,553,277)
                                          ------------
       Net unrealized depreciation        $(11,772,783)
                                          ============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

For the six months ended June 30, 2002, the Fund used AlphaTrade Inc., an affiliate of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $3,168.

FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series -- Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                          (UNAUDITED)
                                                          SIX MONTHS
                                                            ENDED
                                                           JUNE 30,                     YEAR ENDED DECEMBER 31,
                                                          -----------   ----------------------------------------------------
                                                            2002          2001        2000       1999       1998      1997
                                                          --------      --------    --------   --------   --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  27.93      $  44.65    $  57.93   $  43.53   $  36.13  $  28.61
                                                          --------      --------    --------   --------   --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                              0.03          0.04       (0.11)     (0.03)      0.08      0.10
Net realized and unrealized gain (loss) on
   investments                                               (5.18)       (10.28)      (5.13)     15.79       9.54      8.84
                                                          --------      --------    --------   --------   --------  --------
     Total from Investment Operations                        (5.15)       (10.24)      (5.24)     15.76       9.62      8.94
                                                          --------      --------    --------   --------   --------  --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.05)           --(b)       --      (0.08)     (0.10)    (0.12)
From net realized capital gains                                 --         (6.48)      (8.04)     (1.28)     (2.12)    (1.30)
                                                          --------      --------    --------   --------   --------  --------
     Total Distributions Declared to Shareholders            (0.05)        (6.48)      (8.04)     (1.36)     (2.22)    (1.42)
                                                          --------      --------    --------   --------   --------  --------
NET ASSET VALUE, END OF PERIOD                            $  22.73      $  27.93    $  44.65   $  57.93   $  43.53  $  36.13
                                                          ========      ========    ========   ========   ========  ========
Total return (c)(d)                                         (18.47)%(f)   (24.64)%    (12.02)%    36.94%     27.91%    32.28%
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                                  0.77%(g)      0.76%       0.68%      0.67%      0.70%     0.71%
Net investment income (loss) (e)                              0.21%(g)      0.13%      (0.20)%    (0.05)%     0.21%     0.32%
Portfolio turnover rate                                         41%(f)        57%         65%        70%        40%       28%
Net assets, end of period (000's)                         $164,774      $224,928    $376,243   $403,836   $271,584  $213,399

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01.
(c) Total return at net asset value assuming all distribution reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Not annualized
(g) Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Money Market Fund, Variable Series / June 30, 2002

   Stein Roe Money Market Fund, Variable Series seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

   Karen M. Arneil, senior vice president of Stein Roe & Farnham Incorporated, is the fund's portfolio manager as of July 1, 2002.

   Jane M. Naeseth was the portfolio manager during the period.

RATES STAY AT HISTORICAL LOW
The Federal Reserve Board kept short-term interest rates low throughout the six-month review period, which was the single biggest factor for fund performance. Despite speculation that the Fed would raise rates on the strength of positive economic news, it maintained a "neutral" bias toward monetary policy and left rates where they stood at the beginning of the period--a 40-year low of 1.75%.

FUND SHORTENED AVERAGE MATURITIES
We sought to take advantage of the somewhat higher interest rates offered by longer-maturity money market securities, a strategy that helped fund performance. In May, for example, we locked in a six-month rate of 2.30% by purchasing Morgan Stanley Dean Witter notes (4.2% of net assets).(1) The rate for new six-month issues of notes of that type at the end of the period was 1.93%.

   Our weighted average maturity was 55 days on December 31. However, as the period unfolded, we believed that the Fed was more likely to raise interest rates than to lower them and we allowed the weighted average maturity to drop to 34 days by the end of the period.

COMMERCIAL PAPER ALLOCATIONS SHIFT
Because of typical year-end pressures in the commercial paper market, we often find that the supply of letter of credit paper falls off in the first two quarters of any calendar year. This year was no exception. As a result, we moved our letter of credit paper holdings, which totaled approximately 4% of the fund's holdings, into regular commercial paper, which accounted for approximately 85% of total fund holdings.

A SHIFT IN INTEREST RATES ON HOLD FOR NOW
With relatively weak economic growth and no consistent signs of inflation, we believe that it is likely that the Fed will leave interest rates where they stand throughout the year. Although we may lengthen the fund's average maturity somewhat if we find attractive opportunities for higher yield, we will remain cautious about locking in yields when interest rates could change at any time.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the Stein Roe Money Market Fund, Variable Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Money Market Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                           6-MONTH
                       (CUMULATIVE)      1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
 Class A (1/1/89)              0.70        1.98      4.58      4.41
 US Consumer Price
   Index (inflation)           1.81        1.07      2.33      2.52

Inception date of share class is in parentheses

NET ASSET VALUE ($)        12/31/01          6/30/02
---------------------------------------------------------
 Class A                   1.00              1.00

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The US Consumer Price Index is the government's measure of retail inflation.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Stein Roe Money Market Fund, Variable Series / June 30, 2002 (Unaudited)

                                                           AMORTIZED
                                          PAR                 COST
                                     -------------       ------------
COMMERCIAL PAPER--85.0%
7-Eleven,
   1.800% 07/10/02                     $ 9,200,000       $  9,195,791
7-Eleven,
   1.830% 07/16/02                       2,800,000          2,797,865
Amstel Funding,
   1.800% 07/24/02 (a)                  12,000,000         11,986,200
Asset Securitization Corp.,
   1.770% 07/01/02 (a)                  10,000,000         10,000,000
Archer Daniels Midland Co.,
   1.800% 07/30/02                      12,000,000         11,982,600
Bell South Corp.,
   1.730% 07/09/02 (a)                  12,000,000         11,995,387
Dow Chemical Corp.,
   2.030% 07/01/02                      12,000,000         12,000,000
Enterprise Funding,
   1.770% 07/11/02 (a)                  12,000,000         11,994,100
Fountain Square,
   1.830% 07/15/02 (a)                  12,000,000         11,991,460
Goldman Sachs,
   1.800% 07/03/02                      12,000,000         11,998,800
Jupiter Securitization,
   1.780% 07/08/02 (a)                  12,000,000         11,995,847
Old Line Funding Corp.,
   1.780% 07/02/02 (a)                  12,000,000         11,999,407
Province of Quebec,
   1.920% 10/07/02                       7,000,000          6,963,413
Receivables Capital,
   1.790% 07/12/02 (a)                  12,000,000         11,993,437
Special Purpose Accounts Receivables,
   1.800% 07/23/02 (a)                  12,000,000         11,986,800
Superior Funding,
   1.840% 08/28/02 (a)                  12,000,000         11,964,426
Svenska Handelsbanken Funding,
   1.770% 07/10/02                       4,669,000          4,666,934
Thames Asset Global,
   1.800% 07/15/02 (a)                   5,730,000          5,725,989
UBS Finance Corp.,
   2.000% 07/01/02                      12,000,000         12,000,000
Windmill Funding,
   1.800% 07/11/02 (a)                  12,000,000         11,994,000
                                                         ------------
TOTAL COMMERCIAL PAPER
   (Cost of $207,232,456)                                 207,232,456
                                                         ------------

CORPORATE BONDS--9.2%
BANKING & FINANCIAL SERVICES--4.2%
OTHER BANKING & FINANCIAL--4.2%
Morgan Stanley Dean Witter & Co.,
   7.125% 01/15/03                      10,000,000         10,256,402
                                                         ------------

FINANCE, INSURANCE & REAL ESTATE--3.5%
DEPOSITORY INSTITUTIONS--3.5%
Bank One Corp.
   6.400% 08/01/02                       8,500,000          8,527,817
                                                         ------------

RETAIL TRADE--1.5%
GENERAL MERCHANDISE--1.5%
Target Corp.,
   9.750% 07/01/02                     $ 3,685,000       $  3,685,000
                                                         ------------
Total Corporate Bonds
   (cost of $22,469,219)                                   22,469,219
                                                         ------------

U.S. GOVERNMENT AGENCIES--5.8%
Federal Farm Credit Bank
   2.580% 06/03/03                       5,000,000          5,000,000
Federal Home Loan Mortgage Co.,
   Discount Note, 3.570% 07/18/02        9,000,000          8,984,827
                                                         ------------

TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $13,984,827)                                   13,984,827
                                                         ------------

TOTAL INVESTMENTS--100.0%
   (cost of $243,686,502) (b)                             243,686,502
                                                         ------------
OTHER ASSETS & LIABILITIES, NET--0.00%                          4,224
                                                         ------------
NET ASSETS--100.0%                                       $243,690,726
                                                         ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investments and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 2002, the aggregate amortized cost of the Fund's private placement securities was $135,627,053 which represents 55.7% of net assets. None of these securities were deemed illiquid.
(b) Cost for both financial statement and federal income tax purposes is the same.
    The interest rates listed above reflect the effective rate at the date of purchase.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITES
Stein Roe Money Market Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                     $243,686,502
                                                         ------------
Investments, at value                                    $243,686,502
Cash                                                              838
Receivable for:
   Fund shares sold                                            40,923
   Interest                                                   749,314
Deferred Trustees' compensation plan                              912
Other assets                                                   51,092
                                                         ------------
     TOTAL ASSETS                                         244,529,581
                                                         ------------

LIABILITIES:
Payable for:
   Fund shares repurchased                                    728,879
   Management fee                                              70,854
   Administration fee                                          30,295
   Transfer agent fee                                             595
   Pricing and bookkeeping fees                                 6,827
   Trustees' fee                                                  493
Deferred Trustees' fee                                            912
                                                         ------------
     TOTAL LIABILITIES                                        838,855
                                                         ------------
NET ASSETS                                                243,690,726
                                                         ============
COMPOSITION OF NET ASSETS:

Paid-in capital                                          $243,690,726
                                                         ============
NET ASSETS                                               $243,690,726
                                                         ============
Shares outstanding                                        243,691,318
                                                         ============
Net asset value per share                                $       1.00
                                                         ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Money Market Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest                                                 $  2,646,226
                                                         ------------

EXPENSES:
Management fee                                                458,867
Administration fee                                            196,657
Pricing and bookkeeping fees                                   55,312
Transfer agent fee                                              3,720
Trustees' fee                                                   6,901
Other expenses                                                 77,863
                                                         ------------
     Total Expenses                                           799,320
Custody earnings credit                                          (581)
                                                         ------------
   Net Expenses                                               798,739
                                                         ------------
Net Investment Income                                    $  1,847,487
                                                         ------------

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Money Market Fund, Variable Series

                                                         (UNAUDITED)
                                                          SIX MONTHS                YEAR
                                                            ENDED                   ENDED
                                                           JUNE 30,              DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                           2002                    2001
---------------------------------                       -------------          ---------------
OPERATIONS:
Net investment income                                   $   1,847,487          $     8,513,184
                                                        -------------          ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (1,847,487)              (8,513,184)
                                                        -------------          ---------------
SHARE TRANSACTIONS:
Subscriptions                                             537,020,066            1,433,463,692
Distributions reinvested                                    1,847,487                8,513,184
Redemptions                                              (562,161,909)          (1,387,308,976)
                                                        -------------          ---------------
Net Increase (Decrease) from Share Transactions           (23,294,356)              54,667,900
                                                        -------------          ---------------
Total Increase (Decrease) in Net Assets                   (23,294,356)              54,667,900

NET ASSETS:
Beginning of period                                       266,985,082              212,317,182
                                                        -------------          ---------------
End of period                                            $243,690,726          $   266,985,082
                                                        =============          ===============
CHANGES IN SHARES:

Subscriptions                                             537,020,066            1,433,463,691
Issued for distributions reinvested                         1,847,487                8,513,184
Redemptions                                              (562,159,682)          (1,387,314,814)
                                                        -------------          ---------------
        Net Increase (Decrease)                           (23,292,129)              54,662,061
                                                        -------------          ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Money Market Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Stein Roe Money Market Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek high current income consistent with capital preservation and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--The Fund values securities utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND ADMINISTRATIVE FEES--THE Manager receives monthly fees equal to 0.35% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

   BOOKKEEPING FEE--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage and extraordinary expenses of the Fund in excess of 0.65% annually of the Fund's average daily net assets through April 30, 2002. This agreement expired on April 30, 2002.

For the period ended April 30, 2002, the Fund's operating expenses, as defined above, did not exceed the 0.65% limit.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $581 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FINANCIAL HIGHLIGHTS
Stein Roe Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

                                                       (UNAUDITED)
                                                       SIX MONTHS
                                                         ENDED                            YEAR ENDED DECEMBER 31,
                                                        JUNE 30,        ------------------------------------------------------------
                                                          2002            2001          2000         1999         1998        1997
                                                       -----------      --------      --------     --------      -------    --------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    1.000       $  1.000      $  1.000     $  1.000     $  1.000    $ 1.000
                                                       -----------      --------      --------     --------      -------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                   0.007          0.036         0.059        0.047        0.050      0.050
                                                       -----------      --------      --------     --------      -------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.007)        (0.036)       (0.059)      (0.047)      (0.050)    (0.050)
                                                       -----------      --------      --------     --------      -------    --------
NET ASSET VALUE, END OF PERIOD                         $    1.000       $  1.000      $  1.000     $  1.000     $  1.000    $ 1.000
                                                       ===========      ========      ========     ========      =======    ========
Total return (b)(c)                                          0.70%(d)       3.64%         6.05%        4.79%        5.17%      5.18%

RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                                 0.61%(f)       0.56%         0.56%        0.52%(g)     0.62%      0.65%
Net investment income (e)                                    1.41%(f)       3.45%         5.90%        4.75%(g)     4.99%      5.05%
Net assets, end of period (000's)                      $  243,691       $266,985      $212,317     $170,539     $101,340    $67,137

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Annualized.
(g) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above, reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Small Company Growth Fund, Variable Series / June 30, 2002

   Stein Roe Small Company Growth Fund, Variable Series seeks long-term growth.

   William M. Garrison is a senior vice president of Stein Roe & Farnham Incoporated and the fund's portfolio manager.

TOUGH ENVIRONMENT FOR GROWTH STOCKS
Over the six-month period ended June 30, 2002, domestic equity markets generally performed poorly. Despite optimism early in the year regarding a potential economic upturn, continued pressure on corporate profits and renewed concerns over the direction of the economy contributed to a market slide through the end of the period. It was a particularly tough period for growth investors, as the technology and healthcare sectors were hardest hit during the first half of the year.

ECONOMIC RECOVERY IN QUESTION
Early in the year, when an economic recovery appeared probable, the fund was positioned to benefit from an expanding economy--a successful strategy during the first quarter. However, during the second quarter, it became doubtful that a strong, swift recovery would materialize. As a result, we lowered our exposure to cyclical sectors, including technology and industrials.

   Despite the uncertainty in the economy, we continued to believe in the power of the consumer. We raised our exposure in the consumer discretionary sector to approximately 18.1% of the fund's net assets. Continued strong spending on the part of the consumer during the first six months contributed to relatively strong earnings for some of the companies in the portfolio. For instance, Rent-A-Center (0.8% of net assets) gained 72.8% in the period as it exceeded earnings expectations and investors gained confidence in the company's business model.(1) Our holdings within the consumer staples sector also continued to benefit the fund, with stocks such as Constellation Brands (1.8% of net assets) and American Italian Pasta (1.3% of net assets) exhibiting solid performance during the period.

   Investments in the packaging sector also benefited the fund. After liquidating our position in Ivex Packaging after the company agreed to be acquired by Alcoa, we initiated three new positions during the period and each exhibited impressive price appreciation as industry fundamentals continued to improve. Jarden (1.6% of net assets), Silgan Holdings (1.2% of net assets) and Crown Cork & Seal (0.9% of net assets) each appreciated in excess of 15% from the dates of purchase.

   The fund's investments in biotechnology detracted from performance during the period. Concerns over biotech companies' ability to receive FDA approval, coupled with investors' lack of appetite for young, money-losing companies, led to a decline of nearly 40% in the AMEX Biotechnology Index during the period. While we continue to believe in the merits and potential of many biotech companies, the fund's exposure was reduced during the period. We expect to increase our weighting when investor sentiment toward the sector improves.

POSITIONED FOR MODEST ECONOMIC RECOVERY
We believe the fund is well positioned for a modest economic recovery with an emphasis on consumer-related specialty retail and restaurant stocks. We have also stuck with strong names within sectors that we believe will perform well in any environment, such as healthcare services and consumer staples. At the same time, we have maintained a solid weighting in industrials, and have sought out technology holdings that we believe are positioned to meet or exceed expectations. In addition, we have taken advantage of recent weakness in the energy sector by increasing positions in solid, well-regarded small cap companies.

                                   ----------

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

(1) Holdings are disclosed as of June 30, 2002, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Small Company Growth Fund, Variable Series / June 30, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2002 (%)

                          6-MONTH
                        (CUMULATIVE)    1-YEAR   5-YEAR  10-YEAR
----------------------------------------------------------------
Class A (1/1/89)           -11.65       -19.68    -1.51     8.88
Class B(1) (6/1/00)        -11.85       -20.08    -1.67     8.80
Russell 2000
  Growth Index             -17.35       -25.00    -1.98     6.23
S&P SmallCap
  600 Index                 -0.02         0.27     8.26    13.64

Inception date of share class is in parentheses.

NET ASSET VALUE ($)       12/31/01     6/30/02
----------------------------------------------
Class A                     9.10        8.04
Class B                     9.03        7.96

[CHART]

VALUE OF A $10,000 INVESTMENT, 6/30/92 - 6/30/02

Class A: $23,421
Class B: $23,239

           CLASS A SHARES   RUSSELL 2000 GROWTH INDEX  S&P SMALLCAP 600 INDEX
 6/1992           $10,000                     $10,000                 $10,000
 9/1992           $10,228                     $10,194                 $10,364
12/1992           $12,112                     $11,922                 $12,141
 3/1993           $12,807                     $11,708                 $12,575
 6/1993           $13,313                     $12,046                 $12,849
 9/1993           $15,090                     $13,171                 $14,163
12/1993           $16,435                     $13,517                 $14,423
 3/1994           $15,572                     $12,966                 $13,663
 6/1994           $15,331                     $12,149                 $13,089
 9/1994           $16,766                     $13,284                 $14,081
12/1994           $16,630                     $13,188                 $13,733
 3/1995           $16,630                     $13,911                 $14,383
 6/1995           $16,302                     $15,290                 $15,753
 9/1995           $18,141                     $17,029                 $17,767
12/1995           $18,584                     $17,281                 $17,848
 3/1996           $20,176                     $18,273                 $18,869
 6/1996           $21,668                     $19,340                 $19,852
 9/1996           $23,091                     $19,176                 $20,490
12/1996           $23,592                     $19,226                 $21,655
 3/1997           $21,875                     $17,209                 $20,454
 6/1997           $25,281                     $20,229                 $24,160
 9/1997           $27,541                     $23,652                 $28,066
12/1997           $25,437                     $21,712                 $27,199
 3/1998           $27,492                     $24,292                 $30,210
 6/1998           $23,846                     $22,897                 $28,860
 9/1998           $18,812                     $17,778                 $22,828
12/1998           $21,036                     $21,980                 $26,843
 3/1999           $19,414                     $21,611                 $24,430
 6/1999           $22,303                     $24,798                 $28,197
 9/1999           $22,999                     $23,578                 $26,833
12/1999           $31,138                     $31,451                 $30,176
 3/2000           $38,661                     $34,370                 $31,929
 6/2000           $36,392                     $31,837                 $32,252
 9/2000           $37,705                     $30,573                 $33,316
12/2000           $29,471                     $24,397                 $33,732
 3/2001           $24,390                     $20,689                 $31,516
 6/2001           $29,168                     $24,407                 $35,834
 9/2001           $21,797                     $17,553                 $29,778
12/2001           $26,518                     $22,147                 $35,939
 3/2002           $26,606                     $21,713                 $38,444
 6/2002           $23,421                     $18,308                 $35,926

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The S&P (Standard & Poor's) SmallCap 600 Index is an unmanaged index that tracks the performance of small-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

INVESTMENT PORTFOLIO
Stein Roe Small Company Growth Fund, Variable Series / June 30, 2002 (Unaudited)

                                              SHARES             VALUE
                                              ------          ----------
COMMON STOCKS--94.4%
CONSUMER DISCRETIONARY--18.1%
CONSUMER DURABLES & APPAREL--0.8%
HOMEBUILDING--0.8%
Beazer Homes USA, Inc. (a)                     3,700          $  296,000
Meritage Corp. (a)                             4,300             196,295
                                                              ----------
                                                                 492,295
                                                              ----------
HOTELS, RESTAURANTS & LEISURE--5.1%
CASINOS & GAMING--1.6%
MTR Gaming Group, Inc. (a)                    24,200             404,140
Scientific Games Corporation (a)              21,700             172,298
Station Casinos, Inc. (a)                     27,700             494,445
                                                              ----------
                                                               1,070,883
                                                              ----------
HOTELS--0.8%
Extended Stay America, Inc. (a)               30,400             493,088
                                                              ----------
LEISURE FACILITIES--0.6%
Bally Total Fitness Holding Corp. (a)         20,200             377,942
                                                              ----------
RESTAURANTS--2.1%
AFC Enterprises, Inc. (a)                     18,100             565,625
CEC Entertainment, Inc. (a)                    8,400             346,920
California Pizza Kitchen, Inc. (a)            18,000             446,400
                                                              ----------
                                                               1,358,945
                                                              ----------
MEDIA--2.9%
BROADCASTING & CABLE--2.9%
Cumulus Media Inc., Class A (a)               15,300             210,834
Lin TV Corp., Class A (a)                     12,400             335,296
Radio One, Inc. (a)                           57,100             849,077
Spanish Broadcasting System, Inc. (a)         44,800             448,000
                                                              ----------
                                                               1,843,207
                                                              ----------
RETAILING--9.3%
APPAREL RETAIL--4.1%
Aeropostale, Inc. (a)                         18,600             509,082
Chico's FAS, Inc. (a)                         10,750             390,440
Hot Topic, Inc. (a)                           30,900             825,339
Too, Inc. (a)                                 30,500             939,400
                                                              ----------
                                                               2,664,261
                                                              ----------
COMPUTER & ELECTRONICS RETAIL--1.9%
Electronics Boutique Holdings
   Corp. (a)                                  29,800             873,140
GameStop Corp. (a)                            15,800             331,642
                                                              ----------
                                                               1,204,782
                                                              ----------
SPECIALTY STORES--3.3%
Gart Sports Co. (a)                           23,300             663,817
PETCO Animal Supplies, Inc. (a)               16,500             411,015
PETsMART, Inc. (a)                            14,200             227,768
Rent-A-Center, Inc. (a)                        8,600             498,886
Rent-Way, Inc. (a)                            24,700             319,865
                                                              ----------
                                                               2,121,351
                                                              ----------

CONSUMER STAPLES--3.9%
FOOD & DRUG RETAILING--0.8%
FOOD DISTRIBUTORS--0.8%
Performance Food Group Co. (a)                16,300             551,918
                                                              ----------
FOOD, BEVERAGES & TOBACCO--3.1%
DISTILLERS & VINTNERS--1.8%
Constellation Brands, Inc., Class A (a)       35,400          $1,132,800
                                                              ----------
PACKAGED FOODS--1.3%
American Italian Pasta Co. (a)                16,400             836,236
                                                              ----------

ENERGY--6.2%
OIL & GAS DRILLING--0.7%
Patterson-UTI Energy, Inc. (a)                16,700             471,441
                                                              ----------
OIL & GAS EQUIPMENT & SERVICES--1.4%
Maverick Tube Corp. (a)                       24,600             369,000
Tetra Tech, Inc. (a)                          19,200             509,760
                                                              ----------
                                                                 878,760
                                                              ----------
OIL & GAS EXPLORATION & PRODUCTION--4.1%
Ocean Energy, Inc.                            22,000             476,740
Pogo Producing Co.                            32,300           1,053,626
Remington Oil & Gas Corp. (a)                 17,000             338,640
Spinnaker Exploration Co. (a)                 21,700             781,634
                                                              ----------
                                                               2,650,640
                                                              ----------

FINANCIALS--10.2%
BANKS--4.7%
Boston Private Financial Holdings, Inc.       40,000             989,600
Community First Bankshares, Inc. (a)          23,300             607,897
East West Bancorp, Inc.                       28,000             966,560
IndyMac Bancorp, Inc.                         20,000             453,600
                                                              ----------
                                                               3,017,657
                                                              ----------
DIVERSIFIED FINANCIALS--0.4%
CONSUMER FINANCE--0.4%
New Century Financial Corp.                    7,500             262,275
                                                              ----------
INSURANCE--5.1%
INSURANCE BROKERS--3.4%
Arthur J. Gallagher & Co.                     35,400           1,226,610
Hilb, Rogal & Hamilton Co.                    21,500             972,875
                                                              ----------
                                                               2,199,485
                                                              ----------
LIFE & HEALTH INSURANCE--0.3%
Ceres Group, Inc.                             41,500             161,850
                                                              ----------
PROPERTY & CASUALTY INSURANCE--1.4%
Philadelphia Consolidated
   Holding Corp. (a)                          19,700             893,198
                                                              ----------

HEALTH CARE--20.8%
HEALTH CARE EQUIPMENT & SERVICES--13.0%
HEALTH CARE DISTRIBUTORS & SERVICES--2.2%
American Healthways, Inc. (a)                 34,800             619,440
First Horizon Pharmaceutical Corp. (a)        39,000             806,910
                                                              ----------
                                                               1,426,350
                                                              ----------
HEALTH CARE EQUIPMENT--8.7%
American Medical Systems

   Holdings, Inc. (a)                         45,000             902,700
Closure Medical Corp. (a)                     19,100             267,400
Endocare, Inc. (a)                            32,000             422,720

                       See Notes to Investment Portfolio.

                                       255

                                              SHARES             VALUE
                                             -------            -------
Hologic, Inc. (a)                             13,700          $  198,239
Integra LifeSciences Holdings (a)             85,900           1,868,325
Noven Pharmaceuticals, Inc. (a)               23,700             604,350
SonoSite, Inc. (a)                            30,500             440,115
Thoratec Corp. (a)                            44,600             400,954
Wright Medical Group, Inc. (a)                25,500             514,080
                                                              ----------
                                                               5,618,883
                                                              ----------
HEALTH CARE FACILITIES--1.8%
Province Healthcare Co. (a)                   50,550           1,130,298
                                                              ----------
HEALTH CARE SUPPLIES--0.3%
SurModics, Inc. (a)                            7,300             189,727
                                                              ----------
PHARMACEUTICALS & BIOTECHNOLOGY--7.8%
BIOTECHNOLOGY--2.5%
Amylin Pharmaceuticals, Inc. (a)              45,200             494,488
BioMarin Pharmaceutical, Inc. (a)             26,800             139,869
Cell Therapeutics, Inc. (a)                   17,600              96,079
Enzon, Inc. (a)                               11,900             292,859
ILEX Oncology, Inc. (a)                       39,600             557,964
                                                              ----------
                                                               1,581,259
                                                              ----------
PHARMACEUTICALS--5.3%
American Pharmaceutical
   Partners, Inc. (a)                         18,300             226,188
Atrix Laboratories, Inc. (a)                  16,000             356,000
Intermune, Inc. (a)                           37,500             791,250
Ligand Pharmaceuticals, Inc. (a)              12,900             187,050
SICOR, Inc. (a)                               37,500             695,250
Salix Pharmaceuticals, Ltd. (a)               31,400             479,164
Taro Pharmaceutical Industries
   Ltd. (a)                                   28,500             698,820
                                                              ----------
                                                               3,433,722
                                                              ----------

INDUSTRIALS--11.2%
CAPITAL GOODS--6.1%
AEROSPACE & DEFENSE--3.2%
AAR Corp.                                     31,400             320,280
Armor Holdings, Inc. (a)                      37,700             961,350
DRS Technologies, Inc. (a)                    18,500             790,875
                                                              ----------
                                                               2,072,505
                                                              ----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.9%
A.O. Smith Corp.                              21,700             677,257
Power-One, Inc. (a)                           46,700             290,474
Rayovac Corp. (a)                             23,900             442,867
Regal-Beloit Corp.                            18,700             454,597
                                                              ----------
                                                               1,865,195
                                                              ----------
COMMERCIAL SERVICES & SUPPLIES--5.1%
DATA PROCESSING SERVICES--0.4%
InterCept, Inc. (a)                           11,700             242,424
                                                              ----------
DIVERSIFIED COMMERCIAL SERVICES--3.1%
CoStar Group Inc. (a)                         18,800             385,964
Corinthian Colleges, Inc. (a)                  7,400             250,786
Cornell Companies, Inc. (a)                   14,700             174,195
Corporate Executive Board Co. (a)             20,700             708,975
Exult, Inc. (a)                               75,900             493,350
                                                              ----------
                                                               2,013,270
                                                              ----------
ENVIRONMENTAL SERVICES--0.9%
Waste Connections, Inc.                       19,100          $  596,684
                                                              ----------
OFFICE SERVICES & SUPPLIES--0.7%
MCSI, Inc.                                    36,700             416,178
                                                              ----------

INFORMATION TECHNOLOGY--18.4%
SOFTWARE & SERVICES--6.3%
APPLICATION SOFTWARE--2.7%
Advent Software, Inc. (a)                      9,900             254,430
BARRA, Inc. (a)                                6,600             245,388
JDA Software Group, Inc. (a)                  28,700             811,062
Precise Software Solutions Ltd. (a)           19,400             185,270
SeaChange International, Inc. (a)             28,000             245,840
                                                              ----------
                                                               1,741,990
                                                              ----------
INTERNET SOFTWARE & SERVICES--1.9%
Fidelity National Information
   Solutions, Inc. (a)                         8,100             194,400
FreeMarkets, Inc. (a)                         18,300             258,579
Retek, Inc. (a)                               15,000             364,500
webMethods, Inc. (a)                          36,400             360,360
                                                              ----------
                                                               1,177,839
                                                              ----------
INFORMATION TECHNOLOGY CONSULTING &
  SERVICES--1.7%
Cognizant Technology Solutions
   Corp. (a)                                  11,000             591,250
ManTech International Corp. (a)               20,200             484,598
                                                              ----------
                                                               1,075,848
                                                              ----------
TECHNOLOGY HARDWARE & EQUIPMENT--12.1%
COMPUTER STORAGE & PERIPHERALS--0.6%
Applied Films Corp. (a)                       22,400             249,984
MTC Technologies, Inc. (a)                     6,900             131,100
                                                              ----------
                                                                 381,084
                                                              ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.0%
Global Imaging Systems, Inc. (a)              25,100             476,649
Itron, Inc. (a)                               22,500             590,175
Planar Systems, Inc. (a)                      40,000             770,000
Veeco Instruments, Inc. (a)                   31,300             723,343
                                                              ----------
                                                               2,560,167
                                                              ----------
NETWORKING EQUIPMENT--0.6%
F5 Networks, Inc. (a)                         20,700             202,446
NetScreen Technologies, Inc. (a)              22,700             208,386
                                                              ----------
                                                                 410,832
                                                              ----------
SEMICONDUCTOR EQUIPMENT--4.0%
Cymer, Inc. (a)                               12,400             434,496
Entirgis, Inc. (a)                            48,900             713,940
FSI International, Inc. (a)                   27,500             205,425
Mykrolis Corp. (a)                            66,100             780,641
Photronics, Inc. (a)                          23,000             435,620
                                                              ----------
                                                               2,570,122
                                                              ----------
SEMICONDUCTORS--2.9%
DSP Group, Inc. (a)                           37,300             731,080
Integrated Circuit Systems, Inc. (a)          17,500             353,325
Oak Technology, Inc. (a)                      47,000             212,910
Power Integrations, Inc. (a)                  16,000             286,384
Transmeta Corp. (a)                          120,000             282,000
                                                              ----------
                                                               1,865,699
                                                              ----------

                       See Notes to Investment Portfolio.

                                       256

                                              SHARES             VALUE
                                              ------          ----------
MATERIALS--4.2%
CHEMICALS--0.6%
FERTILIZERS & AGRICULTURAL CHEMICALS--0.6%
The Scotts Co., Class A (a)                    8,000          $  363,200
                                                              ----------
CONTAINERS & PACKAGING--3.6%
METAL & GLASS CONTAINERS--3.6%
Crown Cork & Seal Co., Inc. (a)               82,600             565,810
Jarden Corp. (a)                              52,000           1,029,600
Silgan Holdings Inc. (a)                      18,700             756,228
                                                              ----------
                                                               2,351,638
                                                              ----------

TELECOMMUNICATION SERVICES--1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
INTEGRATED TELECOMMUNICATION SERVICES--0.7%
Intrado, Inc.                                 25,000             484,000
                                                              ----------
WIRELESS TELECOMMUNICATION SERVICES--0.7%
AirGate PCS, Inc. (a)                         34,100              34,100
Metro One Telecommunications,
   Inc. (a)                                   28,200             393,672
                                                              ----------
                                                                 427,772
                                                              ----------
TOTAL COMMON STOCKS
   (cost of $62,263,778)                                      60,679,700
                                                              ----------

                                               UNITS
                                              ------
WARRANTS--0.0% (A)
INFORMATION TECHNOLOGY--0.0%
SOFTWARE & SERVICES--0.0%
INTERNET SOFTWARE & SERVICES--0.0%
RateXchange Corp.
   (cost of $0)                               12,500                  --

                                              PAR               VALUE
                                          ----------         ----------
SHORT-TERM OBLIGATION--5.8%
Repurchase agreement with SBC
   Warburg Ltd., dated 6/28/02,
   due 07/01/02 at 1.900%,
   collateralized by U.S. Treasury
   Bonds and Notes with various
   maturities to 2027, market value
   $3,812,420 (repurchase proceeds
   $3,725,590) (cost of $3,725,000)       $3,725,000         $ 3,725,000
                                                             -----------
TOTAL INVESTMENTS--100.2%
   (cost of $65,988,778) (b)                                  64,404,700
                                                             -----------
OTHER ASSETS & LIABILITIES, NET--(0.2)%                         (125,232)
                                                             -----------
NET ASSETS--100.0%                                           $64,279,468
                                                             ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Small Company Growth Fund, Variable Series / June 30, 2002 (Unaudited)

ASSETS:
Investments, at cost                                       $    65,988,778
                                                           ---------------
Investments, at value                                      $    64,404,700
Cash                                                                    91
Receivable for:
   Investments sold                                                598,875
   Fund shares sold                                                 14,544
   Interest                                                            589
   Dividends                                                         7,554
   Expense reimbursement due from Manager                           14,017
Deferred Trustees' compensation plan                                   591
                                                           ---------------
     TOTAL ASSETS                                               65,040,961
                                                           ---------------
LIABILITIES:
Payable for:
   Investments purchased                                           565,626
   Fund shares repurchased                                         128,734
   Management fee                                                   26,295
   Administration fee                                                7,701
   Transfer agent fee                                                  736
   Pricing and bookkeeping fees                                      2,564
   Trustees' fee                                                       501
Deferred Trustees' fee                                                 591
Other liabilities                                                   28,745
                                                           ---------------
     TOTAL LIABILITIES                                             761,493
                                                           ---------------
NET ASSETS                                                 $    64,279,468
                                                           ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                            $    99,953,907
Accumulated net investment loss                                   (199,987)
Accumulated net realized loss                                  (33,890,374)
Net unrealized depreciation on investments                      (1,584,078)
                                                           ---------------
NET ASSETS                                                 $    64,279,468
                                                           ===============
CLASS A:
Net assets                                                 $    64,278,688
Shares outstanding                                               7,996,038
                                                           ===============
Net asset value per share                                  $          8.04
                                                           ===============
CLASS B:
Net assets                                                 $           780
Shares outstanding                                                      98
                                                           ===============
Net asset value per share                                  $          7.96
                                                           ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Small Company Growth Fund, Variable Series
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends                                                  $        59,904
Interest                                                            29,779
                                                           ---------------
   Total Investment Income                                          89,683
                                                           ---------------

EXPENSES:
Management fee                                                     180,869
Administration fee                                                  54,261
Distribution fee--Class B                                                1
Pricing and bookkeeping fees                                        18,590
Transfer agent fee                                                   3,862
Trustees' fee                                                        3,005
Other expenses                                                      28,707
                                                           ---------------
   Total Expenses                                                  289,295
Fees and expenses reimbursed by Manager                               (140)
Custody earnings credit                                               (141)
                                                           ---------------
   Net Expenses                                                    289,014
                                                           ---------------
Net Investment Loss                                               (199,331)
                                                           ---------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments                                (1,682,430)
Net change in unrealized appreciation/depreciation
  on investments                                                (6,871,536)
                                                           ---------------
Net Loss                                                        (8,553,966)
                                                           ---------------
Net Decrease in Net Assets from Operations                 $    (8,753,297)
                                                           ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Small Company Growth Fund, Variable Series

                                                              (UNAUDITED)
                                                              SIX MONTHS            YEAR
                                                                ENDED               ENDED
                                                               JUNE 30,          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                              2002                2001
----------------------------------                           -------------      -------------
OPERATIONS:
Net investment loss                                          $    (199,331)     $    (278,737)
Net realized loss on investments                                (1,682,430)       (31,019,450)
Net change in unrealized appreciation/depreciation
  on investments                                                (6,871,536)        20,258,513
                                                             -------------      -------------
        Net Decrease from Operations                            (8,753,297)       (11,039,674)
                                                             -------------      -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains:
   Class A                                                              --        (41,885,394)
   Class B                                                              --               (396)
                                                             -------------      -------------
Total Distributions Declared to Shareholders                            --        (41,885,790)
                                                             -------------      -------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                 3,578,202         47,857,027
   Distributions reinvested                                             --         41,885,394
   Redemptions                                                  (9,841,172)       (67,378,359)
                                                             -------------      -------------
        Net Increase (Decrease)                                 (6,262,970)        22,364,062
                                                             -------------      -------------
Class B:
   Distributions reinvested                                             --                396
                                                             -------------      -------------
        Net Increase                                                    --                396
                                                             -------------      -------------
Net Increase (Decrease) from Share Transactions                 (6,262,970)        22,364,458
                                                             -------------      -------------
Total Decrease in Net Assets                                   (15,016,267)       (30,561,006)

NET ASSETS:
Beginning of period                                             79,295,735        109,856,741
                                                             -------------      -------------
End of period (including accumulated net investment loss
   of $(199,987) and $(656), respectively)                   $  64,279,468      $  79,295,735
                                                             =============      =============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                   412,781          4,687,866
   Issued for distributions reinvested                                  --          4,859,094
   Redemptions                                                  (1,133,440)        (6,587,326)
                                                             -------------      -------------
        Net Increase (Decrease)                                   (720,659)         2,959,634
                                                             -------------      -------------
Class B:
   Issued for distributions reinvested                                  --                 46
                                                             -------------      -------------
        Net Increase                                                    --                 46
                                                             -------------      -------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Small Company Growth Fund, Variable Series / June 30, 2002 (Unaudited)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Stein Roe Small Company Growth Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth by investing at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $ 28,533,988
                                         ============

Expired capital loss carryforwards, if any, are recorded as a reduction to paid-in capital.

Additionally, $2,340,965 of net capital losses attributable to security transactions occurring after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's current taxable year.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of December 31, 2001, the tax composition of dividends was as follows:

Ordinary income                           $24,290,634
Long-term capital gains                    17,595,156
                                          -----------
                                          $41,885,790
                                          ===========

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives monthly fees equal to 0.50% and 0.15% annually of the Fund's average daily net assets for the management and administrative services, respectively.

   BOOKKEEPING FEE--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank and Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires the payment of a monthly distribution fee to LFD equal to 0.25% annually of the average daily net assets attributable to Class B shares as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.80% annually of the Fund's average daily net assets.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $141 of custody fees were reduced by balance credits for the six months ended June 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the six months ended June 30, 2002, purchases and sales of investments, other than short-term obligations, were $41,881,249 and $48,002,243, respectively.

Unrealized appreciation (depreciation) at June 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

     Gross unrealized appreciation         $ 7,986,216
     Gross unrealized depreciation          (9,570,294)
                                           -----------
       Net unrealized depreciation         $(1,584,078)
                                           ===========

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

For the six months ended June 30, 2002, the Fund used AlphaTrade Inc., an affiliate of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $595.

FINANCIAL HIGHLIGHTS
Stein Roe Small Company Growth Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                             (UNAUDITED)
                                             SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                              JUNE 30,         -------------------------------------------------------------
                                               2002             2001           2000         1999          1998        1997
                                             ----------        -------       --------     --------      --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD         $     9.10        $ 19.08       $  20.16     $  13.62      $  18.00    $  20.73
                                             ----------        -------       --------     --------      --------    --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) (a)                  (0.02)         (0.03)         (0.05)       (0.03)        (0.04)       0.01
Net realized and unrealized gain (loss)
   on investments                                 (1.04)         (2.31)         (1.03)        6.57         (2.77)       1.25
                                             ----------        -------       --------     --------      --------    --------
     Total from Investment Operations             (1.06)         (2.34)         (1.08)        6.54         (2.81)       1.26
                                             ----------        -------       --------     --------      --------    --------

LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                           --             --             --           --            --       (0.03)
From net realized capital gains                      --          (7.64)            --           --         (1.57)      (3.96)
                                             ----------        -------       --------     --------      --------    --------
   Total Distributions Declared to
     Shareholders                                    --          (7.64)            --           --         (1.57)      (3.99)
                                             ----------        -------       --------     --------      --------    --------
NET ASSET VALUE, END OF PERIOD               $     8.04        $  9.10       $  19.08     $  20.16      $  13.62    $  18.00
                                             =========         =======       ========     ========      ========    ========
Total return (b)(c)                              (11.65)%(d)(e) (10.03)%(d)     (5.36)%      48.02%       (17.30)%      7.81%
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)                                       0.80%(g)       0.82%          0.73%        0.72%(h)      0.75%       0.73%
Net investment income (loss) (f)                  (0.55)%(g)     (0.32)%        (0.24)%      (0.27)%(h)    (0.22)%      0.04%
Waiver/reimbursement                                 --(g)(i)     0.04%            --           --            --           --
Portfolio turnover rate                              60%(e)        146%           155%         110%          103%         93%
Net assets, end of period (000's)            $   64,279        $79,295       $109,856     $139,849      $131,929    $200,590

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if any, had no impact.
(g)  Annualized.
(h) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.
(i)  Amount rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS
Stein Roe Small Company Growth Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                ENDED         YEAR ENDED       PERIOD ENDED
                                                               JUNE 30,      DECEMBER 31,      DECEMBER 31,
                                                                2002            2001             2000 (a)
                                                              ----------     ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $     9.03     $      19.05      $      19.39
                                                              ----------     ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.03)           (0.06)            (0.06)
Net realized and unrealized loss on investments                    (1.04)           (2.32)            (0.28)
                                                              ----------     ------------      ------------
       Total from Investment Operations                            (1.07)           (2.38)            (0.34)
                                                              ----------     ------------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains                                       --            (7.64)               --
                                                              ----------     ------------      ------------
NET ASSET VALUE, END OF PERIOD                                $     7.96     $       9.03      $      19.05
                                                              ==========     ============      ============
Total return (c)(d)                                               (11.85)%(e)     (10.38)%(f)        (1.75)%(e)
                                                              ==========     ============      ============
RATIOS TO AVERAGE NET ASSETS:

Expenses (g)                                                        1.05%(h)         1.07%             1.00%(h)
Net investment loss (g)                                            (0.80)%(h)       (0.57)%           (0.49)%(h)
Waiver/reimbursement                                                  --             0.04%               --
Portfolio turnover rate                                               60%(e)          146%              155%(e)
Net assets, end of period (000's)                             $        1     $          1      $          1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e)  Not annualized.
(f) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.

STEINROE VARIABLE INVESTMENT TRUST

     INVESTMENT MANAGER AND ADMINISTRATOR
     Stein Roe & Farnham Incorporated
     One South Wacker Drive
     Chicogo, IL 60606

     TRANSFER AGENT
     Liberty Funds Services, Inc.
     PO Box 8081
     Boston, MA 02266-8081

Wanger Advisors Trust

[SIDENOTE]

Wanger Advisors Trust

                                    Wanger Advisors Trust 2002 Semiannual Report

[GRAPHIC]

THE ZIT INDICATOR

The top of the U.S. market was signaled by lots of different indicators. One of the most significant, and probably the funniest, was on September 21, 2000 when the SEC settled its market manipulation case against Mr. Jonathan Lebed of Cedar Grove, New Jersey. Mr. Lebed agreed to pay a fine to the SEC of $285,000, although he had made $800,000 in the preceding year. The partial disgorgement of profits made sense because it was unclear whether Mr. Lebed could have been convicted in a jury trial. Furthermore, a trial would have seriously disrupted Mr. Lebed's homework schedule. In September 2000, Mr. Lebed was 15 years old.

At age 12, Jonathan entered a CNBC stock-picking contest for children. His team finished fourth in the nation, enough to make the local newspaper. At 13, he started trading with real money in an account his mom opened for him on E-Trade. He was an avid contributor to the Yahoo! Finance chat room. He frequently put his stock recommendations on the chat room wire, complete with optimistic forecasts of future success for the subject company with lots of exclamation points included in the copy. He found that making his reports vivid had a better impact on his audience than more conservative writing. Michael Lewis, author of a recent book that shares Jonathan's tale,(1) thinks the SEC was smart to settle for $285 grand. After all, Mr. Lebed was doing neither more nor less than was being done by thousands of other people, both amateur and "professional." The amateurs were reading and writing chat room touts while some professionals were plugging the same stocks with little more factual basis than Mr. Lebed was using. If the SEC had tried to make an example of Jonathan, they might have been accused of picking on a little kid.

Jonathan's example does not mark the first time a youngster took on the market with great success. In 1968, Adam Smith wrote about kids running money in his book titled THE MONEY GAME.(2)

   "My boy," said the Great Winfield(3) over the phone, "Our trouble is that we are too old for this market. The best players in this kind of market have not passed their twenty-ninth birthday ... My solution to the current market, Kids. This is a kid's market. This is Billy the Kid, Johnny the Kid, and Sheldon the Kid ... Billy the Kid started with five thousand dollars and has run it up over half a million in the last six months."

   "Wow!" I said. I asked Billy the Kid how he did it.

   "Computer leasing stocks, sir!" He said, like a cadet being quizzed by an upperclassman. "I buy the convertibles, bank them, and buy some more ... I put up five percent cash."

   I asked Billy the Kid why these computer leasing stocks are so good.

   "The need for computers is practically infinite," said Billy the Kid. "Leasing has proved to be the only way to sell them, and computer companies themselves do not have the capital. Therefore, earnings will be up a hundred percent this year, will double next year, and will double again the year after ..."

   "Look at the skepticism on the face of this dirty old man," said the Great Winfield, pointing at me [Smith] ... "He's going to ask what makes a finance company worth fifty times earnings. Right?"

   Billy the Kid smiled tolerantly, well aware that the older generation has trouble figuring out the New Math, the New Economics, and the New Market.

   I asked how much it costs to rent a kid. "A buck fifty an hour, room, board, no baby-sitting, only one day's lawn-mowing a week, and half the trading profits," said the Great Winfield.

In 1929, the first great popular stock market boom, kids showed up for the first time. One article complained that investing was "becoming a children's crusade, not an adventure for a few hard-boned knights; a place for the butcher, the barber and the candle-stick maker."(4) Other non-kid sources of investment wisdom in 1929 included Evangeline Adams, an astrologer, and Pat Bologna, shoe shiner to J.P. Morgan partners and Joe Kennedy.

It seems that every time the market gets near a peak, the kids take over. Therefore, I would like to contribute another market indicator to the financial literature. I call it the zit indicator. You know the market has reached the top when a kid with Oxy 10 instead of shaving cream in his medicine cabinet is knocking down big bucks in the market.

A proper world is supposed to be divided into professionals and outsiders. The outsiders are supposed to be content to give respect and fees to insiders for advice. The information on companies and markets available on the Internet made it apparently very easy for anyone, pre- or post-adolescence, to feel knowledgeable about stocks and the market. E-Trade made it possible for them to execute their trades from home. In a once in a lifetime runaway bull market such as 1999, anybody with a Yahoo! connection could be a stock market genius. For those of us who were paid a lot of money to be professional stock market geniuses, this was somewhere between inconvenient and embarrassing. Jonathan Lebed may have described the market mentality of the time better than anyone:

   "People who trade stocks, trade based on what they feel will move and they can trade for profit. Nobody makes investment decisions based on reading financial filings. Whether a company is making millions or losing millions it has no impact on the price of the stock. Whether it is analysts, brokers, advisors, Internet traders, or the companies, everybody is manipulating the market. If it wasn't for everybody manipulating the market, there wouldn't be a stock market at all."(5)

What did the grown-ups in Mr. Lebed's life do or say when he was speculating vigorously and making $100,000 per month? His parents apparently had no idea what was going on. However, his teachers at school did know that Jonathan was speculating outrageously in the market. As a result, they continually badgered him for stock tips. At one point, a teacher called Mr. Lebed out of an exam to ask him if he had ideas about the five stocks in the teacher's portfolio.

The Internet has flattened the difference between professional and outsider. Even though many Internet stocks have vanished, the Internet itself is alive and well. It is a great leveler. For instance, it allows anyone in the world to post material that anyone anywhere else in the world can read. This is not what dictators like to see. Those who are against free speech are furious. Robert Mugabe, dictator of Zimbabwe, has put a journalist on trial for an article that was posted on the Internet. The Internet will go a long way toward reducing the number of dictators in the world. There is an enormous amount of material on the Internet about the stock market.(6) The problem for the user, of course, is to figure out which websites offer useful, interesting, well-reasoned opinions and which are the rantings of a sex-crazed adolescent (excuse the redundancy).

The related effect of the Internet is to deflate the value of all expertise and authority. The SEC is a competent, serious agency. As long as most stock reports were published by a couple of dozen banks, investment advisors and brokerage firms, it wasn't too hard for the Feds to keep track of what was going on and discipline anyone who violated standards. The AIMR(7) tests and licenses people who call themselves CFAs, a designation that implies that the holder has the technical skills and ethics to make reasonable comments on stocks. If anybody and everybody can put their opinion on Internet chat rooms, and other people decide to take action based on these dubious communications, then SEC and AIMR alike have far less control over the veracity of the information reaching investors.

Everyone is a brave soldier while drinking beer with buddies. Combat turns out to be different from barroom conversation, I am told. I have never been in combat but at least I understand half of the metaphor. In a runaway bull market, a 14-year-old kid and his teacher can both make money. The market of the last two years is likely to have returned both of them to the classroom to write an essay on the meaning of Darwinian struggle. Any period of giddy enthusiasm such as 1998-99 is bound to end badly. It is highly likely that the high prices of 1999 (S&P 500 at 1,550) represented levels that will not be exceeded before Jonathan has earned his MBA.

This doesn't mean that the stock market will be a terrible place even if returns of 15% or 20% per year will be exceedingly hard to come by. We had such a period from 1969 to 1982 and, even though the market was no higher at the end of the period than it had been at the beginning, there were still lots of interesting and profitable things to do. For instance, retailing saw the decline of department stores and the emergence of discounters including Wal-Mart and Home Depot. In technology, Digital Equipment, Cray Research and Storage Technology were great companies and great stocks (no longer the case for these three). The oil and gas industry was a leading sector with many exciting small companies succeeding or failing due to their exploration skills/luck. I still remember Houston Oil & Minerals with great fondness.

There is no reason to think one should give up in this kind of market but it is highly likely that experienced professionals will do better than enthusiastic adolescents on balance, although some of these kids will prove to be the investment pros of the future.


RALPH WANGER
CHIEF INVESTMENT OFFICER, LIBERTY WANGER ASSET MANAGEMENT, L.P.
LEAD PORTFOLIO MANAGER, LIBERTY ACORN TRUST

----------
(1) Lewis, Michael, NEXT: THE FUTURE JUST HAPPENED, W.W. Norton & Company, New York, NY, 2002.
(2) Chapter 17: "Losers and Winners: Poor Grenville, Charley, and the Kids," Smith, Adam, THE MONEY GAME, Random House, New York, NY, 1967 and 1968.
(3) The Great Winfield, as described by Smith, "is a friend of mine who is a tape-reader, a super-speculator, and most recently, Marlboro-commercial rancher."
(4) HARPER'S MAGAZINE, April 1929. Quoted in Thomas and Morgan-Witts, THE DAY THE BUBBLE BURST, Doubleday, Garden City, NY, 1979.
(5) Lewis, op. cit.
(6) "325,000 financial websites," says Maria Bartiromo in a book she co-authored called USE THE NEWS. (HarperBusiness, New York, NY, 2001) She also writes about the Lebed case, giving the SEC's point of view. However, the book as a whole is not great.
(7) Association for Investment Management and Research.

[GRAPHIC]

PERFORMANCE REVIEW  WANGER U.S. SMALLER COMPANIES*

Wanger U.S. Smaller Companies* declined 6.02% for the six-month period ended June 30, 2002 vs. a 4.70% drop in the Russell 2000. Accounting scandals, earnings disappointments and telecom meltdowns have caused the stock market to decline sharply in 2002.

Even in tough markets, there are always companies that prosper. The Fund's top performer was security guard and prison management firm Wackenhut. The company's sale to global security firm Group 4 Falck drove the stock up 73%. ITT Educational Services, a provider of technology-oriented degree programs, was also strong. ITT has steady, recurring revenue and stands to benefit from a weaker economy as displaced workers seek training to find new jobs. Lincare Holdings, a provider of home care for respiratory patients, also posted positive returns. Demand for its services is strong and Lincare is dominant in its niche. It is prospering while several of its competitors have gone out of business. Retailers Christopher & Banks, Steven Madden and Coach also ranked in the top holdings as consumers turned to shopping as a respite from gloomy economic news.

Kronos was the biggest dollar loser for the six-month period. This provider of time management software holds a dominant market share but was hit by slowed sales due to curtailed spending by its customers. We continue to like the stock and believe it will have an upswing when corporate spending picks up. Energy trading company Dynegy was also down dramatically. The stock, which was still selling at $30 a share two months ago, is now just over a buck per share. The company's business was better than Enron's but not enough better to keep it from getting destroyed. Mutual fund administrator SEI Investments declined with the markets. Company fees are based on a percentage of assets under management but despite current conditions, SEI continues to gain market share. The tumble in telecoms provided another performance hurdle. Mediacom Communications, Western Wireless, Telephone and Data Systems and Seachange International were among the Fund's losers. Telecom sank as overcapacity in the sector drove prices down.

Fear is the current market fad. The papers are loaded with stories predicting prolonged bear market conditions and new scandals seem to be popping up each day. In response, investors are taking money out of the market. Like those investors who jumped in at the high in 1999 just in time to catch the ride down, investors who jump out now may miss out on some terrific deals. I would argue that this may be a better time to invest in the markets than any time in the last two years.

*EFFECTIVE MAY 1, 2002, WANGER U.S. SMALL CAP WAS RENAMED WANGER U.S. SMALLER COMPANIES.

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 06/30/02, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: WACKENHUT, 0.0%; ITT EDUCATIONAL SERVICES, 4.7%; LINCARE HOLDINGS, 5.3%; CHRISTOPHER & BANKS, 0.7%; STEVEN MADDEN, 1.7%; COACH, 0.6%; KRONOS, 2.5%; DYNEGY, 0.5%; SEI INVESTMENTS, 1.6%; MEDIACOM COMMUNICATIONS, 0.8%; WESTERN WIRELESS, 0.3%; TELEPHONE AND DATA SYSTEMS, 1.2%; SEACHANGE INTERNATIONAL, 0.7%.


ROBERT A. MOHN
PORTFOLIO MANAGER

[CHART]

[PLOT POINTS TO COME]

THE VALUE OF A $10,000 INVESTMENT IN       TOTAL RETURN FOR EACH PERIOD
WANGER U.S. SMALLER COMPANIES*             MAY 3, 1995 THROUGH JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURN

 1 YEAR    3 YEARS   5 YEARS   LIFE OF FUND
 -9.21%     2.92%     8.53%       15.89%

WANGER U.S. SMALLER COMPANIES: $28,754

Russell 2000: $19,178

This graph compares the results of $10,000 invested in Wanger U.S. Smaller Companies on May 3,1995 (the date the Fund began operations) through June 30, 2002 with the Russell 2000. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger U.S. Smaller Companies is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

RESULTS AS OF JUNE 30, 2002

                              2ND QUARTER  YEAR TO DATE     1 YEAR
WANGER U.S. SMALLER COMPANIES     -10.76%        -6.02%     -9.21%
Russell 2000                       -8.35%        -4.70%     -8.60%
S&P MidCap 400                     -9.31%        -3.21%     -4.72%
S&P 500                           -13.40%       -13.16%    -17.99%

N.A.V. AS OF 6/30/02: $20.91

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

*Wanger U.S. Small Cap was renamed Wanger U.S. Smaller Companies on May 1, 2002.

Portfolio holdings will vary in the future.

TOP 5 INDUSTRIES
As a % of net assets, as of 6/30/02

Information                               30.1%
Health Care                               19.1
Consumer Goods/Services                   13.0
Finance                                   11.6
Energy/Minerals                            5.6

TOP 10 HOLDINGS
As a % of net assets

1. Lincare Holdings                                     5.3%
HOME HEALTH CARE SERVICES

2. ITT Educational Services                             4.7%
TECHNOLOGY ORIENTED POST SECONDARY DEGREE PROGRAMS

3. JDA Software                                         3.5%
APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS

4. AmeriCredit                                          3.4%
AUTO LENDING

5. First Health Group                                   3.4%
PPO NETWORK

6. Conectiv                                             3.2%
ELECTRIC UTILITY IN NEW JERSEY, DELAWARE & MARYLAND

7. Commonwealth Telephone                               2.6%
RURAL PHONE FRANCHISES & CLEC

8. Kronos                                               2.5%
LABOR MANAGEMENT SOLUTIONS

9. Micros Systems                                       2.3%
INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

10. Steris                                              2.1%
STERILIZATION DEVICES

[GRAPHIC]

PERFORMANCE REVIEW  WANGER INTERNATIONAL SMALL CAP

kWhile U.S. markets hobbled through the first half of the year, international markets regained their footing. The EMI Global ex US rose 7.66% for the six-month period ended June 30, 2002. Wanger International Small Cap was up 5.58% for that period, falling short of the benchmark due to blow-ups in a couple of Korean holdings and general market weakness in the UK.

What's interesting to note about year-to-date market performance is the spread between small-cap and large-cap benchmarks. For the six month period, the EMI Global ex US surpassed the large-cap EAFE Index by 9%. That is a large amount. Astute U.S. equity investors know that the Russell 2000 has outperformed the S&P 500 since early 1999. Should it be a surprise that international markets follow suit? In 2001, the EMI index and EAFE fell a lot, but the former finished the year down between one-quarter and one-third less. We believe outperformance of small caps may be developing into a global trend.

We can think of a few reasons why the cycle right now might favor small-cap equities worldwide. First, smaller companies have a reputation for responding more quickly to a pickup in economic activity because they are more agile than larger corporations. We believe this may translate into faster earnings growth coming out of a recession, and a higher bounce for the share price. Second, bear markets typically punish riskier assets more than defensive ones. Since the "flight to safety" usually equates with blue chips, the relative valuations of smaller companies suffer. That makes most small caps cheaper at the bottom, with more room for multiple expansion when the markets recover.

Both of these conditions appear to exist in today's environment but two additional factors may be at work this time around. The Enron debacle and various accounting scandals have placed a premium on transparency. We believe small companies are easier to understand because their organizations are often less complex. Therefore, we feel transparency is less of an issue for smaller companies.

The other factor is what might be called the "nineties reversal syndrome":
Everything that did well in the last decade will trail the averages for the next decade, and vice versa. We have seen this phenomenon with growth vs. value. Value managers were hurting badly up until the spring of 2000, when they suddenly came back into style with a vengeance. Small-cap managers (with the exception of those specializing in technology) were another out of favor group for most of the last dozen years. The prevailing mantra was "bigger is better," especially if prefaced with the word "multinational." Stock markets have a tendency to take good ideas too far, until the pendulum invariably swings back. We believe international plus small cap could well turn out to be a strong combination.

SMALL-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.


TODD M. NARTER                             CHRISTOPHER J. OLSON
CO-PORTFOLIO MANAGER                       CO-PORTFOLIO MANAGER

[CHART]

[PLOT POINTS TO COME]

THE VALUE OF A $10,000 INVESTMENT IN       TOTAL RETURN FOR EACH PERIOD
WANGER INTERNATIONAL SMALL CAP             MAY 3, 1995 THROUGH JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURN

1 YEAR    3 YEARS   5 YEARS   LIFE OF FUND
-7.09%     2.85%     7.15%       15.25%

WANGER INTERNATIONAL SMALL CAP: $27,635

EMI Global ex US: $10,993

This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through June 30, 2002 with the EMIGlobal ex US. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billion. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

RESULTS TO JUNE 30, 2002

                                            2ND QUARTER   YEAR TO DATE     1 YEAR
WANGER INTERNATIONAL SMALL CAP                    2.33%          5.58%     -7.09%
EMI Global ex US                                  1.24%          7.66%     -0.99%
EAFE                                             -2.12%         -1.62%     -9.49%
Lipper International Small Cap Funds Index        2.62%          6.91%     -4.23%
Lipper International Funds Index                 -1.89%          0.52%     -7.29%

N.A.V. AS OF 6/30/02: $16.26

The EMI Global ex US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Small Cap Funds Index is made up of the 10 largest non-U.S. funds investing in small-cap companies. The Lipper International Funds Index consists of the 30 largest non-U.S. funds, not including non-U.S. small cap funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

TOP 5 COUNTRIES
As a % of net assets, as of 6/30/02

Japan                              14.1%
United Kingdom                     13.9
Netherlands                         8.8
Germany                             6.7
France                              6.2

TOP 10 HOLDINGS
As a % of net assets

1. Bang & Olufsen                                   1.8%
MANUFACTURER OF HIGH-END ELECTRONICS - DENMARK

2. AltaGas Services                                 1.7%
NATURAL GAS GATHERER & PROCESSOR - CANADA

3. CSK                                              1.7%
COMPUTER SERVICES - JAPAN

4. Fugro                                            1.6%
SURVEY & GPS SERVICES - NETHERLANDS

5. Red Electrica                                    1.6%
POWER GRID - SPAIN

6. ARRK                                             1.4%
PROTOTYPES & MOULDS FOR NEW PRODUCT
DEVELOPMENT - JAPAN

7. Cegedim                                          1.4%
MEDICAL MARKET RESEARCH-- FRANCE

8. Prosegur                                         1.4%
SECURITY GUARDS - SPAIN

9. United Services Group                            1.3%
TEMPORARY STAFFING SERVICES - NETHERLANDS

10. OPG Group                                       1.3%
PHARMACEUTICAL WHOLESALER & RETAILER - NETHERLANDS

[GRAPHIC]

PERFORMANCE REVIEW WANGER TWENTY

For the six-month period, Wanger Twenty fell 5.14% vs. a 3.21% loss for the S&P MidCap 400, a 13.16% decline for the large-cap S&P 500 and a 17.37% drop for the Lipper Mid-Cap Growth Index. Although we are always dissatisfied when losing money, we are pleased with the Fund's relative outperformance compared to its Lipper Mid-Cap Growth peer group* during a particularly challenging period for the equity markets.

A pair of health care stocks, Boston Scientific and Lincare Holdings, were the top performing names for the six-month period with gains of 23% each. Boston Scientific develops stents and catheters used in heart surgery. Lincare offers home health care services for respiratory patients. Both companies benefited from strong growth in the medical industry, which has generally been insulated from the economic downturn. Synopsys, a new position for the Fund this year, was up 22% for the half-year. Synopsys provides software used in designing semiconductor chips. Fidelity National Financial, another new position, was up 21%. Fidelity National is the largest title insurance company in the country. Its business has benefited from the strong growth of home purchases and mortgage refinancings.

The Fund's biggest losing positions were Comverse Technology and Dynegy, each down 42%. Comverse, a provider of voicemail and related systems, is a telecom name that was hurt by the further declines in its sector. A competitor to Enron in the energy trading business, Dynegy has been closely scrutinized. We sold both stocks to buy some of our new ideas that we believe offer more attractive investment opportunities. As a result, we believe we have upgraded the quality of the Fund's portfolio. In a non-diversified fund like Wanger Twenty, constant monitoring and evaluating of the risk of a holding vs. the reward potential is essential. Because of the increased market volatility, we are continuing to analyze a growing number of investment candidates. Should prices drop to favorable levels, we will swap into these stocks as well in an effort to improve the Fund's risk/reward profile.

* THE LIPPER MID-CAP GROWTH FUNDS CATEGORY AVERAGE FOR THE QUARTER WAS -14.62%. YEAR-TO-DATE THE AVERAGE WAS -16.68% TO JUNE 30 AND FOR THE 1 YEAR, -25.16%

WANGER TWENTY IS A NON-DIVERSIFIED FUND. THE PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

AS OF 6/30/02, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: BOSTON SCIENTIFIC, 5.1%; LINCARE HOLDINGS, 4.1%; SYNOPSYS, 5.9%; FIDELITY NATIONAL FINANCIAL, 2.9%; COMVERSE TECHNOLOGY, 0.0%; DYNEGY, 0.0%.


JOHN H. PARK
PORTFOLIO MANAGER

[CHART]

[PLOT POINTS TO COME]

THE VALUE OF A $10,000 INVESTMENT IN     TOTAL RETURN FOR THE PERIOD
WANGER TWENTY                            FEBRUARY 1, 1999 THROUGH JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURN

1 YEAR    3 YEARS    LIFE OF FUND
-0.07%      6.68%       13.08%

WANGER TWENTY: $15,210

S&P MidCap 400: $13,494

This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through June 30, 2002, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

RESULTS TO JUNE 30, 2002

                            2ND QUARTER  YEAR TO DATE    1 YEAR
WANGER TWENTY                    -4.46%         -5.14%   -0.07%
S&P MidCap 400                   -9.31%         -3.21%   -4.72%
S&P 500                         -13.40%        -13.16%  -17.99%
Lipper Mid-Cap Growth Index     -14.95%        -17.37%  -25.50%

N.A.V. AS OF 6/30/02:  $14.57

The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid-Cap Growth Index measures the performance of the 30 largest mid-cap growth funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

TOP 5 INDUSTRIES
As a % of net assets, as of 6/30/02

Information                                   36.6%
Health Care                                   21.5
Finance                                       17.9
Consumer Goods/Services                       10.2
Industrial Goods/Services                      5.3

TOP 10 HOLDINGS
As a % of net assets

1. H&R Block                                   8.2%
TAX PREPARATION

2. First Health Group                          6.0%
PPO NETWORK

3. Synopsys                                    5.9%
SOFTWARE FOR DESIGNING SEMICONDUCTOR CHIPS

4. Markel                                      5.5%
SPECIALTY INSURANCE

5. Expeditors International of Washington      5.3%
INTERNATIONAL FREIGHT FORWARDER

6. Boston Scientific                           5.1%
STENTS & CATHETERS

7. International Game Technology               4.9%
SLOT MACHINES & PROGRESSIVE JACKPOTS

8. Associated Banc-Corp                        4.6%
MIDWEST BANK

9. Liberty Media Group                         4.5%
CATV & SATELLITE DISH PROGRAMMING

10. Jones Apparel                              4.4%
WOMEN'S APPAREL

[GRAPHIC]

PERFORMANCE REVIEW  WANGER FOREIGN FORTY

Wanger Foreign Forty declined 2.84% for the six-month period ended June 30, 2002. The SSB World ex US Cap Range $2-$10B was up 5.64% for the same period. The relative underperformance for the six-month period can be largely attributed to weakness in the Fund's UK and Japanese holdings in the early months of the year.

The Fund's top performers year-to-date were two Irish financial names: Irish Life & Permanent, up 45%, and Anglo Irish Bank, up 58%. European financial stocks have benefited from low interest rates and tame inflation. Irish Life is a major player in one of the fastest growing life assurance markets in Europe. The company has managed to gain considerable market share by cutting costs, developing a multi-channel network for its products, and improving customer service. Anglo Irish Bank has exceptional asset quality and a growing customer base. As a result, loan growth has outpaced its peers and the share price has followed.

Another winner for the six months was Givaudan, a Swiss-based manufacturer of flavors and fragrances. The stock gained nearly 34% in the period on news that the company would not go ahead with a potentially expensive acquisition. Japanese holdings were good performers late in the period, helped in part by the weakening dollar. The yen strengthened 10% against the U.S. dollar during the second quarter of the year.

On the downside, Amdocs, an Israeli software provider to the telecommunications industry, crashed when management pre-announced weak earnings for the quarter. Historically, Amdocs management has set aggressive growth targets and has achieved these targets since the bulk of its business is based on long-term contracts. The stock's decline mirrors the general malaise in software and telecom stocks worldwide. Australia's Computershare, a provider of financial software and services, was also off substantially in the period.

The investment environment both at home and abroad has been a tough one for investors. Given the breadth of corporate problems around the world, and the lack of a sustained economic recovery, volatility will likely continue to be high. Against this backdrop, stock prices have been marked down a lot, which we believe should lead to a number of higher-quality names selling at bargain-basement prices. In a weak U.S. market, the euro and yen should continue to strengthen against the dollar. We are optimistic about the future for international markets.

AS OF 2/1/02 WANGER FOREIGN FORTY BECAME A DIVERSIFIED FUND. PRIOR TO THAT, WANGER FOREIGN FORTY WAS A NON-DIVERSIFIED FUND, MEANING THAT THE PERFORMANCE OF ITS HOLDINGS WOULD HAVE A GREATER IMPACT ON ITS TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 6/30/02, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: IRISH LIFE & PERMANENT, 3.6%; ANGLO IRISH BANK, 2.4%; GIVAUDAN, 2.5%; AMDOCS, 0.5%; COMPUTERSHARE, 0.0%.


TODD M. NARTER                                    CHRISTOPHER J. OLSON
CO-PORTFOLIO MANAGER                              CO-PORTFOLIO MANAGER

[CHART]

[PLOT POINTS TO COME]

THE VALUE OF A $10,000 INVESTMENT IN     TOTAL RETURN FOR THE PERIOD
WANGER FOREIGN FORTY                     FEBRUARY 1, 1999 THROUGH JUNE 30, 2002

AVERAGE ANNUAL TOTAL RETURN

1 YEAR    3 YEARS  LIFE OF FUND
-14.25%    4.38%       7.77%

WANGER FOREIGN FORTY: $12,907

SSB World ex US Cap Range $2-$10B: $10,390

This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through June 30, 2002, to the SSB World ex US Cap Range $2-$10B Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger Foreign Forty is a non-diversified fund that invests in the stocks of medium- to larger-size companies with market capitalizations of $5 billion to $15 billion. Prior to 2/1/02, Wanger Foreign Forty was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

RESULTS TO JUNE 30, 2002

                                  2ND QUARTER    YEAR TO DATE     1 YEAR
WANGER FOREIGN FORTY                   -0.09%          -2.84%    -14.25%
SSB World ex US Cap Range $2-10B        1.42%           5.64%     -2.61%
EAFE                                   -2.12%          -1.62%     -9.49%

N.A.V. AS OF 6/30/02: $11.31

The SSB World ex US Cap Range $2-10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

TOP 5 COUNTRIES
As a % of net assets, as of 6/30/02

Japan                                     13.2%
United Kingdom                            12.4
Ireland                                   10.1
Switzerland                                9.9
France                                     9.6

TOP 10 HOLDINGS
As a % of net assets

1. Rhoen-Klinikum                                4.8%
HOSPITAL MANAGEMENT - GERMANY

2. DNB Holding                                   4.1%
UNIVERSAL BANK - NORWAY

3. Kerry Group                                   4.1%
FOOD INGREDIENTS - IRELAND

4. Oriental Land                                 3.9%
DISNEY THEME PARK OPERATOR - JAPAN

5. Alliance Unichem                              3.7%
PHARMACEUTICAL WHOLESALER & RETAILER - UK

6. Irish Life & Permanent                        3.6%
LIFE INSURANCE & SAVINGS PRODUCTS - IRELAND

7. Nintendo                                      3.5%
ENTERTAINMENT SOFTWARE & HARDWARE - JAPAN

8. Pargesa Holdings                              3.3%
INDUSTRIAL & MEDIA CONGLOMERATE - SWITZERLAND

9. Investors Group                               3.2%
MUTUAL FUNDS - CANADA

10. Synthes-Stratec                              3.1%
PRODUCTS FOR ORTHOPEDIC SURGERY - SWITZERLAND

                                   Wranger Advisors Trust 2002 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES               STATEMENT OF INVESTMENTS (Unaudited)
                                            JUNE 30, 2002

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
            COMMON STOCKS-89.1%

            INFORMATION-30.1%
---------------------------------------------------------------------------------
            TELEVISION PROGRAMMING-0.8%

   555,000  Mediacom Communications (b)                              $  4,323,450
            CABLE TELEVISION FRANCHISES

---------------------------------------------------------------------------------
            RADIO-2.1%

   395,900  Salem Communications (b)                                    9,846,033
            RADIO STATIONS FOR RELIGIOUS PROGRAMMING

    80,000  Cumulus Media, Cl. A                                        1,102,400
            RADIO STATIONS IN SMALL CITIES

---------------------------------------------------------------------------------
                                                                       10,948,433

---------------------------------------------------------------------------------
            TELECOMMICATIONS/WIRELINE COMMUNICATIONS-2.6%

   336,300  Commonwealth Telephone (b)                                 13,532,712
            RURAL PHONE FRANCHISES & CLEC

---------------------------------------------------------------------------------
            MOBILE COMMUNICATIONS-2.4%

   103,000  Telephone & Data Systems                                    6,236,650
            CELLULAR & TELEPHONE SERVICES

   351,750  COMARCO (b)                                                 2,771,790
            WIRELESS NETWORK TESTING

   560,000  Western Wireless (b)                                        1,792,000
            RURAL CELLULAR PHONE FRANCHISES

   430,000  Crown Castle International (b)                              1,689,900
            COMMUNICATION TOWERS IN USA & UK

---------------------------------------------------------------------------------
                                                                       12,490,340

---------------------------------------------------------------------------------
            TELECOMMUNICATIONS EQUIPMENT-0.2%

   347,800  Aspect Telecommunications (b)                               1,112,960
            CALL CENTER EQUIPMENT

---------------------------------------------------------------------------------
            BUSINESS INFORMATION/MARKETING SERVICES/
            MARKETING-2.6%

   192,900  Information Holdings (b)                                    4,706,760
            SCIENTIFIC & MEDICAL PUBLICATIONS, PATENT INFORMATION

   545,100  Navigant Consulting (b)                                     3,810,249
            CONSULTING FIRM

   153,700  Getty Images (b)                                            3,346,049
            PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA

   200,000  Rainbow Technologies (b)                                      984,000
            COMPUTER NETWORK SECURITY PRODUCTS

    43,000  Martha Stewart Living Omnimedia (b)                      $    493,210
            MAGAZINES, MERCHANDISE & TV PROGRAMS

---------------------------------------------------------------------------------
                                                                       13,340,268

---------------------------------------------------------------------------------
            BUSINESS/CONSUMER SOFTWARE-11.7%

   655,000  JDA Software Group (b)                                     18,510,300
            APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS

   421,350  Kronos (b)                                                 12,846,540
            LABOR MANAGEMENT SOLUTIONS

   442,900  Micros Systems (b)                                         12,272,759
            INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

   380,000  JD Edwards (b)                                              4,617,000
            MID MARKET ERP & SUPPLY CHAIN SOFTWARE

 1,320,000  Novell (b)                                                  4,237,200
            DIRECTORY, IDENTITY MANAGEMENT & AUTHORIZATION SOFTWARE

   266,000  MRO Software (b)                                            3,027,080
            ENTERPRISE MANAGEMENT SOFTWARE

   450,000  MAPICS (b)                                                  2,515,500
            MID MARKET ERP SOFTWARE

   440,000  E.Piphany (b)                                               1,931,600
            CRM SOFTWARE

    37,500  THQ (b)                                                     1,118,250
            ENTERTAINMENT SOFTWARE

   100,000  Multex.com (b)                                                408,000
            PROVIDER OF INVESTMENT INFO TO INSTITUTIONS & INDIVIDUALS

---------------------------------------------------------------------------------
                                                                       61,484,229

---------------------------------------------------------------------------------
            TRANSACTION PROCESSORS-2.2%

   235,440  Global Payments                                             7,004,340
            CREDIT CARD PROCESSOR

   152,000  Concord EFS (b)                                             4,581,280
            CREDIT CARD PROCESSOR

---------------------------------------------------------------------------------
                                                                       11,585,620

---------------------------------------------------------------------------------
            COMPUTER HARDWARE/RELATED SYSTEMS-1.5%

   415,800  Seachange International (b)                                 3,650,724
            SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION

    31,600  Zebra Technologies (b)                                      1,523,752
            BAR CODE PRINTING HARDWARE, SUPPLIES & SOFTWARE

See accompanying notes to financial statements.

                                       278

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
   111,000  American Power Conversion (b)                            $  1,401,930
            UNINTERRUPTIBLE POWER SYSTEMS

   301,205  SensAble Technologies (b)                                   1,000,001
            SENSORY DEVICES FOR COMPUTER BASED SCULPTING

    35,000  Applied Films (b)                                             390,600
            THIN-FILM GLASS COATING EQUIPMENT

---------------------------------------------------------------------------------
                                                                        7,967,007

---------------------------------------------------------------------------------
            SEMICONDUCTORS/RELATED EQUIPMENT-0.8%

    90,000  Integrated Circuit Systems (b)                              1,817,100
            SILICON TIMING DEVICES

   120,000  Axcelis Technologies (b)                                    1,356,000
            ION IMPLANTATION TOOLS

    95,900  IXYS (b)                                                      515,942
            POWER SEMICONDUCTORS

    68,600  Microsemi (b)                                                 452,760
            ANALOG/MIXED SIGNAL SEMICONDUCTORS

---------------------------------------------------------------------------------
                                                                        4,141,802

---------------------------------------------------------------------------------
            GAMING EQUIPMENT-0.1%

    35,000  Shuffle Master (b)                                            642,950
            CARD SHUFFLERS, CASINO GAMES & SLOT MACHINES

---------------------------------------------------------------------------------
            INSTRUMENTATION-1.2%

   288,000  Tektronix (b)                                               5,388,480
            ANALYTICAL INSTRUMENTS

    25,000  Mettler Toledo (b)                                            921,750
            LABORATORY EQUIPMENT

---------------------------------------------------------------------------------
                                                                        6,310,230

---------------------------------------------------------------------------------
            COMPUTER SERVICES-1.9%

   753,000  RCM Technologies (b)                                        3,765,000
            TECHNOLOGY STAFFING SERVICES

   137,000  American Management Systems (b)                             2,618,070
            SOFTWARE DEVELOPMENT SERVICES

   170,000  Pomeroy Computer Resources (b)                              2,478,600
            NETWORK INTEGRATION SERVICES

   256,600  Analysts International                                   $  1,090,550
            TECHNOLOGY STAFFING SERVICES

---------------------------------------------------------------------------------
                                                                       9,952,220

---------------------------------------------------------------------------------
            INFORMATION-TOTAL                                         157,832,221

            HEALTH CARE-19.1%
---------------------------------------------------------------------------------
            BIOTECHNOLOGY/DRUG DELIVERY-1.2%

   346,200  Inhale Therapeutic Systems (b)                              3,285,438
            PULMONARY DRUG DELIVERY

   154,231  SYRRX, Series C (b)                                         1,002,502
            X-RAY CRYSTALLOGRAPHY

   250,000  Locus Discovery, Series D. Pfd. (b)                         1,000,000
            HIGH THROUGHPUT RATIONAL DRUG DESIGN

    42,000  Myriad Genetics (b)                                           854,280
            GENE DISCOVERY & DIAGNOSTIC PRODUCTS

---------------------------------------------------------------------------------
                                                                        6,142,220

---------------------------------------------------------------------------------
            MEDICAL EQUIPMENT-4.7%

   581,000  Steris (b)                                                 11,102,910
            STERILIZATION DEVICES

   219,000  Edwards Lifesciences (b)                                    5,080,800
            HEART VALVES

   136,000  Orthofix International (b)                                  4,780,400
            BONE FIXATION & STIMULATION DEVICES

   213,600  Visx (b)                                                    2,328,240
            LASER EYE SURGERY EQUIPMENT

   338,000  Novoste (b)                                                 1,561,560
            RADIATION CATHETERS FOR IN-STENT RESTENOSIS

---------------------------------------------------------------------------------
                                                                       24,853,910

---------------------------------------------------------------------------------
            MEDICAL SUPPLIES-0.2%

    35,000  Techne (b)                                                    987,700
            CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE SCIENCES

---------------------------------------------------------------------------------
            SERVICES-13.0%

   866,000  Lincare Holdings (b)                                       27,971,800
            HOME HEALTH CARE SERVICES

   636,000  First Health Group (b)                                     17,833,440
            PPO NETWORK

See accompanying notes to financial statements.

                                       279

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
 1,318,000  Beverly Enterprises (b)                                  $ 10,029,980
            NURSING HOMES

   309,300  NDCHealth                                                   8,629,470
            HEALTH CLAIMS PROCESSING & DRUG MARKETING SERVICES

    86,000  Syncor International (b)                                    2,709,000
            NUCLEAR PHARMACY FOR RADIOPHARMACEUTICALS

   592,700  Magellan Health Services (b)                                  592,700
            MENTAL HEALTH SERVICES

    19,300  Medquist (b)                                                  513,959
            MEDICAL TRANSCRIPTION SERVICES

---------------------------------------------------------------------------------
                                                                       68,280,349

---------------------------------------------------------------------------------
            HEALTH CARE-TOTAL                                         100,264,179

            CONSUMER GOODS/SERVICES-13.0%
---------------------------------------------------------------------------------
            RETAIL-2.7%

    85,000  Christopher & Banks (b)                                     3,595,500
            SPECIALTY WOMEN'S RETAILER AT MODERATE PRICE LEVELS

    99,000  Zale Corp (b)                                               3,588,750
            SPECIALTY RETAILER OF JEWELRY

    55,000  Hot Topic (b)                                               1,469,050
            MUSIC INSPIRED RETAILER OF APPAREL, ACCESSORIES & GIFTS

    85,000  Tweeter Home Entertainment Group (b)                        1,388,900
            CONSUMER ELECTRONICS RETAILER

    55,000  Genesco (b)                                                 1,339,250
            MULTI-CONCEPT BRANDED FOOTWARE RETAILER

   105,000  Gadzooks (b)                                                1,321,950
            TEEN APPAREL RETAILER

    67,000  Borders (b)                                                 1,232,800
            BOOKSTORES

     1,700  Aeropostale (b)                                                46,529
            MALL BASED TEEN RETAILER

---------------------------------------------------------------------------------
                                                                       13,982,729

---------------------------------------------------------------------------------
            APPAREL-3.0%

   445,000  Steven Madden (b)                                           8,823,905
            WHOLESALER/RETAILER OF FASHION FOOTWARE

    59,000  Coach (b)                                                $  3,239,100
            DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES

   108,000  Skechers USA (b)                                            2,333,880
            FOOTWEAR DESIGNER & MARKETER

    39,480  Jones Apparel (b)                                           1,480,500
            WOMEN'S APPAREL

---------------------------------------------------------------------------------
                                                                       15,877,385

---------------------------------------------------------------------------------
            ENTERTAINMENT-0.4%

    80,000  Six Flags                                                   1,156,000
            WORLDWIDE THEME PARK OPERATOR

    45,000  Speedway Motors (b)                                         1,144,350
            MOTORSPORT RACETRACK OWNER & OPERATOR

---------------------------------------------------------------------------------
                                                                        2,300,350

---------------------------------------------------------------------------------
            CASINOS-0.5%

   107,700  Monarch Casino & Resort (b)                                 1,597,191
            CASINO/HOTEL IN RENO

    75,000  Alliance Gaming (b)                                           936,000
            DIVERSIFIED GAMING COMPANY

---------------------------------------------------------------------------------
                                                                        2,533,191

---------------------------------------------------------------------------------
            DURABLE GOODS-1.3%

   410,000  Callaway Golf                                               6,494,400
            PREMIUM GOLF CLUBS & BALLS

---------------------------------------------------------------------------------
            NON-DURABLES-0.2%

    25,000  Scotts Company (b)                                          1,135,000
            CONSUMER LAWN & GARDEN PRODUCTS

---------------------------------------------------------------------------------
            TRAVEL-0.2%

   150,000  La Quinta (b)                                               1,087,500
            OWNER/FRANCHISER OF MID-PRICED HOTELS

---------------------------------------------------------------------------------
            CONSUMER SERVICES-4.7%

 1,130,000  ITT Educational Services (b)                               24,634,000
            TECHNOLOGY ORIENTED POST SECONDARY DEGREE PROGRAMS

---------------------------------------------------------------------------------
            CONSUMER GOODS/SERVICES-TOTAL                              68,044,555

See accompanying notes to financial statements.

                                       280

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
            FINANCE-11.6%
---------------------------------------------------------------------------------
            BANKS/SAVINGS & LOANS-2.3%

    99,000  Texas Regional Bancshares                                $  4,817,340
            TEX-MEX BANK

   105,500  Chittenden                                                  3,057,390
            VERMONT & WESTERN MASSACHUSETTS BANK

    37,000  TCF Financial                                               1,816,700
            GREAT LAKES BANK

    65,200  Anchor Bancorp Wisconsin                                    1,571,972
            WISCONSIN THRIFT

    26,500  Peoples Bank Bridgeport                                       691,915
            CONNECTICUT SAVINGS & LOAN

---------------------------------------------------------------------------------
                                                                       11,955,317

---------------------------------------------------------------------------------
            FINANCE COMPANIES-3.8%

   640,400  AmeriCredit (b)                                            17,963,220
            AUTO LENDING

   232,000  World Acceptance (b)                                        1,948,800
            PERSONAL LOANS

---------------------------------------------------------------------------------
                                                                       19,912,020

---------------------------------------------------------------------------------
            INSURANCE-3.3%

    43,000  Markel (b)                                                  8,471,000
            SPECIALTY INSURANCE

   220,000  HCC Insurance Holdings                                      5,797,000
            AVIATION INSURACE

    92,000  Leucaudia National                                          2,912,720
            INSURANCE HOLDING COMPANY

---------------------------------------------------------------------------------
                                                                       17,180,720

---------------------------------------------------------------------------------
            MONEY MANAGEMENT-2.2%

   306,000  SEI Investments                                             8,620,020
            MUTUAL FUND ADMINISTRATION & INVESTMENT MANAGEMENT

    60,900  Neuberger Berman                                            2,228,940
            MAJOR ASSET MANAGEMENT COMPANY

    27,900  BKF Capital Group (b)                                         795,150
            INSTITUTIONAL MONEY MANAGER

---------------------------------------------------------------------------------
                                                                       11,644,110

---------------------------------------------------------------------------------
            FINANCE-TOTAL                                              60,692,167

---------------------------------------------------------------------------------
            INDUSTRIAL GOODS/SERVICES-4.6%

---------------------------------------------------------------------------------
            INDUSTRIAL GOODS-0.8%

    98,000  Clarcor                                                  $  3,101,700
            MOBILE & INDUSTRIAL FILTERS

    25,100  Mine Safety Appliances                                      1,004,000
            SAFETY EQUIPMENT

---------------------------------------------------------------------------------
                                                                        4,105,700

---------------------------------------------------------------------------------
            MACHINERY-0.9%

    50,000  Ametek                                                      1,862,500
            AEROSPACE/INDUSTRIAL INSTRUMENTS

    49,000  Esco Technologies (b)                                       1,715,000
            FILTRATION & TEST EQUIPMENT

    35,000  Cuno (b)                                                    1,266,300
            FILTRATION & FLUIDS CLARIFICATION

---------------------------------------------------------------------------------
                                                                        4,843,800

---------------------------------------------------------------------------------
            SPECIALTY CHEMICALS & INDUSTRIAL MATERIALS-0.5%

    95,000  Spartech                                                    2,586,850
            PLASTICS DISTRIBUTION & COMPOUNDING

---------------------------------------------------------------------------------
            OTHER INDUSTRIAL SERVICES-2.4%

   412,100  Insurance Auto Auctions (b)                                 8,035,950
            AUTO SALVAGE SERVICES

   125,000  Clark/Bardes Consulting (b)                                 2,855,000
            EXECUTIVE COMPENSATION & BENEFITS CONSULTING

   174,000  Hub Group (b)                                               1,609,500
            TRUCK & RAIL FREIGHT FORWARDER

---------------------------------------------------------------------------------
                                                                       12,500,450

---------------------------------------------------------------------------------
            INDUSTRIAL GOODS/SERVICES-TOTAL                            24,036,800

            ENERGY/MINERALS-5.6%
---------------------------------------------------------------------------------
            OIL/GAS PRODUCERS-0.4%

    70,000  Southwestern Energy (b)                                     1,063,300
            OIL & GAS EXPLORATION/PRODUCTION

    20,000  Evergreen Resources (b)                                       850,000
            COAL SEAM GAS PRODUCER

---------------------------------------------------------------------------------
                                                                        1,913,300

See accompanying notes to financial statements.

                                       281

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
            OIL SERVICES-1.5%

   841,000  Newpark Resources (b)                                    $  6,181,350
            OILFIELD FLUID MANAGEMENT & EQUIPMENT RENTAL

    89,000  FMC Technologies (b)                                        1,847,640
            DEEP WATER OIL & GAS WELL HEAD MANUACTURER

---------------------------------------------------------------------------------
                                                                        8,028,990

---------------------------------------------------------------------------------
            DISTRIBUTION/MARKETING/REFINING-3.7%

   232,000  Equitable Resources                                         7,957,600
            NATURAL GAS UTILITY & PRODUCER

   168,000  Atmos Energy                                                3,937,920
            NATURAL GAS UTILITY

   495,000  Tesoro Petroleum (b)                                        3,836,250
            OIL REFINERY/GAS PRODUCER

   393,400  Dynegy                                                      2,832,480
            ENERGY TRADING & GENERATION

   115,000  Aquila                                                        570,988
            ENERGY TRADING
---------------------------------------------------------------------------------
                                                                       19,135,238

---------------------------------------------------------------------------------
            ENERGY/MINERALS-TOTAL                                      29,077,528

            OTHER INDUSTRIES-5.1%
---------------------------------------------------------------------------------
            REAL ESTATE-1.3%

   152,000  Chelsea Property Group                                      5,084,400
            OUTLET MALLS

    47,000  The Rouse Company                                           1,551,000
            REGIONAL SHOPPING MALLS

---------------------------------------------------------------------------------
                                                                        6,635,400

PRINCIPAL                                                                   VALUE
AMOUNT OR
NUMBER OF
SHARES
---------------------------------------------------------------------------------
            REGULATED UTILITIES-3.8%

   647,000  Conectiv                                                 $ 16,699,070
            ELECTRIC UTILITY IN NEW JERSEY, DELAWARE & MARYLAND

   175,000  Unisource Energy                                            3,255,000
            ELECTRIC UTILITY IN ARIZONA

---------------------------------------------------------------------------------
                                                                       19,954,070

---------------------------------------------------------------------------------
            OTHER INDUSTRIES--TOTAL                                    26,589,470

TOTAL COMMON STOCKS (COST: $380,263,307)-89.1%                        466,536,920
---------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-10.7%
---------------------------------------------------------------------------------
            Yield 1.62% - 1.68% Due 7/1/02 - 7/5/02
$15,800,000 AmGen Financial                                            15,799,289
 14,922,000 GE Capital                                                 14,920,649
 14,740,000 Toyota Motor                                               14,740,000
 10,720,000 Prudential Funding                                         10,717,999
---------------------------------------------------------------------------------
(AMORTIZED COST: $56,177,937)                                          56,177,937

TOTAL INVESTMENTS (COST: $436,441,244)(a)-99.8%                       522,714,857
---------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.2%                             1,169,151
---------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                $523,884,008
---------------------------------------------------------------------------------

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2002, cost for federal income tax purposes is the same and net unrealized appreciation was $86,273,613 consisting of gross unrealized appreciation of $140,455,345 and gross unrealized depreciation of $54,181,732.

(b) Non-income producing security.

See accompanying notes to financial statements.

WANGER INTERNATIONAL SMALL CAP              STATEMENT OF INVESTMENTS (Unaudited)
                                            JUNE 30, 2002

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
            COMMON STOCKS-92.3%

            EUROPE-56.9%
---------------------------------------------------------------------------------
            GERMANY/AUSTRIA-7.4%

   118,001  Zaph Creation                                            $  3,088,903
            TOY MANUFACTURER

   150,000  Jenoptik                                                    2,848,227
            HIGH TECH CONSTRUCTION & ELECTRICAL COMPONENTS

   135,000  GFK                                                         2,476,396
            MARKET RESEARCH SERVICES

   383,000  Takkt                                                       2,221,617
            MAIL ORDER RETAILER OF OFFICE & WAREHOUSE DURABLES

    56,000  Flughafen Wien (Austria)                                    1,932,333
            VIENNA AIRPORT AUTHORITY

    64,000  DisDeutscher Industrie Services                             1,649,939
            TEMPORARY EMPLOYMENT

   112,000  Norddeutsche Affinerie                                      1,526,987
            COPPER SMELTER/COPPER PRODUCTS

    75,600  Hugo Boss Designs                                           1,379,286
            FASHION APPAREL

    18,000  Beru                                                          972,711
            AUTO PARTS & ELECTRONICS

    55,000  Software AG                                                   741,679
            DATABASE SOFTWARE

    32,100  Teleplan International (b)                                    201,476
            AFTER-SALE WARRANTY REPAIR SERVICES

    20,000  Lion Bioscience (b)                                            83,290
            BIOINFORMATICS

---------------------------------------------------------------------------------
                                                                       19,122,844

---------------------------------------------------------------------------------
            DENMARK-2.5%

   175,450  Bang & Olufsen                                              4,660,182
            MANUFACTURER OF HIGH-END ELECTRONICS

    24,500  Kobenhavns Lufthavne                                        1,896,665
            COPENHAGEN AIRPORT AUTHORITY

---------------------------------------------------------------------------------
                                                                        6,556,847

---------------------------------------------------------------------------------
            NETHERLANDS-8.8%

    76,128  Fugro                                                       4,189,402
            SURVEY & GPS SERVICES

   174,548  United Services Group                                       3,478,769
            TEMPORARY STAFFING SERVICES

    79,300  OPG Group                                                $  3,416,470
            PHARMACEUTICAL WHOLESALER & RETAILER

   161,000  IM Tech                                                     3,392,340
            TECHNICAL ENGINEERING

    66,370  Hunter Douglas                                              2,053,255
            DECORATIVE WINDOW COVERINGS

   174,300  OCE                                                         2,039,361
            MANUFACTURER OF HIGH SPEED COPIERS

   104,000  Aalberts Industries                                         1,936,616
            FLOW CONTROL & HEAT TREATMENT

    40,831  Nutreco Holdings                                            1,395,957
            SALMON, ANIMAL FEEDS

   105,200  Pink Roccade                                                  854,308
            COMPUTER SERVICES/OUTSOURCING

---------------------------------------------------------------------------------
                                                                       22,756,478

---------------------------------------------------------------------------------
            FINLAND-1.9%

   135,000  Lassila & Tikanoja                                          2,543,326
            WASTE REMOVAL

    70,000  Amer Group                                                  2,290,481
            BRANDED OUTDOOR SPORTING GOODS

---------------------------------------------------------------------------------
                                                                        4,833,807

---------------------------------------------------------------------------------
            SWEDEN-3.6%

   152,800  Lindex                                                      3,095,550
            LADIES & CHILDREN'S WEAR

   119,000  Cardo                                                       2,716,213
            INDUSTRIAL DOORS, PUMPS & RAILBRAKING SYSTEMS

   144,500  Hexagon                                                     2,667,013
            DIVERSIFIED ENGINEERING

   150,000  Intrum Justitia (b)                                           868,236
            RECEIVABLES MANAGEMENT & DEBT COLLECTION

---------------------------------------------------------------------------------
                                                                        9,347,012

---------------------------------------------------------------------------------
            FRANCE/BELGIUM-6.6%

    60,000  Cegedim                                                     3,617,174
            MEDICAL MARKET RESEARCH

   120,000  Fininfo                                                     3,325,659
            DATA FEEDS FOR FRENCH BANKS & BROKERS

See accompanying notes to financial statements.

                                       283

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
    45,000  Coface                                                   $  2,692,802
            CREDIT INSURANCE

    83,200  Prosodie                                                    2,474,909
            AUTOMATED CALL CENTERS

    35,000  IPSOS                                                       2,446,650
            MARKET RESEARCH

    95,000  Cerep (b)                                                   1,332,891
            HEALTH CARE

   200,036  Telindus Group (Belgium)                                    1,130,570
            NETWORK INTEGRATION SERVICES

---------------------------------------------------------------------------------
                                                                       17,020,655

---------------------------------------------------------------------------------
            UNITED KINGDOM/IRELAND-15.8%

   220,000  French Connection                                           3,351,687
            CLOTHING WHOLESALER & RETAILER

   550,000  Spectris                                                    3,280,106
            ELECTRONIC INSTRUMENTS & CONTROLS

   450,000  Expro International                                         3,203,931
            OFFSHORE OIL FIELD SERVICES

   430,000  Nestor Healthcare                                           3,028,615
            HEALTHCARE STAFFING SOLUTIONS

   400,000  Charles Taylor Consulting                                   2,480,463
            MUTUAL INSURANCE MANAGEMENT

   790,000  Care UK                                                     2,352,689
            NURSING HOME & PSYCHIATRIC CARE FACILITIES

   300,000  Anglo Irish Bank (Ireland)                                  1,942,446
            CORPORATE LENDING & PRIVATE BANKING

   200,000  Torex                                                       1,858,816
            APPLICATION SOFTWARE FOR HOSPITAL MANAGEMENT & RETAIL

   900,000  Mitie Group                                                 1,812,116
            FACILITIES MANAGEMENT

   160,000  Bloomsbury Publishing                                       1,810,432
            PUBLISHING

 3,000,000  Waterford Wedgwood (Ireland)                                1,784,790
            CRYSTAL, TABLEWARE & COOKWARE

   300,000  Ricardo                                                     1,689,241
            AUTO ENGINE DESIGN

   300,000  Grafton Group (Ireland)                                     1,308,846
            DIY RETAILING & WHOLESALING OF CONSTRUCTION MATERIALS

   375,000  TDG Group                                                $  1,280,424
            LOGISTICS & STORAGE COMPANY

   445,800  St. James Capital                                           1,249,134
            LIFE INSURANCE & INVESTMENT PRODUCT DISTRIBUTOR

   750,000  Tullow Oil (b)                                              1,108,744
            OIL & GAS PRODUCER

   225,000  Homestyle Group                                             1,040,416
            SOFT FURNISHINGS RETAILER

   250,000  Hit Entertainment                                           1,018,215
            TELEVISION SHOWS FOR CHILDREN

   350,000  Aggreko                                                       964,935
            PROVIDER OF TEMPORARY POWER & TEMPERATURE CONTROL
            SERVICES

   220,000  Umeco                                                         951,610
            AEROSPACE PARTS DISTRIBUTOR

   269,200  Taylor Nelson                                                 791,396
            MARKET RESEARCH SERVICES

   100,000  Galen Holdings                                                721,784
            WOMEN'S HEALTH CARE

   250,000  Amey                                                          687,104
            FACILITIES MANAGEMENT

   300,000  RPS Group                                                     594,852
            ENVIRONMENTAL CONSULTING

   120,000  Edinburgh Fund Managers                                       499,216
            INVESTMENT MANAGEMENT

---------------------------------------------------------------------------------
                                                                       40,812,008

---------------------------------------------------------------------------------
            SPAIN-5.5%

   375,000  Red Electrica                                               4,071,552
            POWER GRID

   255,000  Prosegur                                                    3,605,573
            SECURITY GUARDS

   192,500  Zarddoya Otis                                               2,557,703
            ELEVATOR MAINTENANCE & SERVICE PROVIDER

   356,000  Cortefiel                                                   2,174,429
            APPAREL RETAILER

   244,100  Abengoa                                                     1,778,975
            ENGINEERING & CONSTRUCTION

---------------------------------------------------------------------------------
                                                                       14,188,232

See accompanying notes to financial statements.

                                       284

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
            SWITZERLAND-4.8%

     7,500  Hiestand Holding (b)                                     $  2,417,966
            BAKERY GOODS

     8,000  Geberit International (b)                                   2,268,584
            PLUMBING SUPPLIES

    10,200  Kaba Holdings                                               2,203,767
            BUILDING SECURITY SYSTEMS

     5,900  Saia Burgess Electronics                                    1,971,845
            ELECTRICAL COMPONENTS MANUFACTURING

     7,000  Feintool International                                      1,417,865
            ENGINEERING & MACHINERY

   100,000  Xstrata (b)                                                 1,286,235
            SMELTING

    12,000  Bachem                                                        729,188
            DRUG MANUFACTURER

---------------------------------------------------------------------------------
                                                                       12,295,450

---------------------------------------------------------------------------------
            EUROPE-TOTAL                                              146,933,333

            ASIA-26.2%
---------------------------------------------------------------------------------
            HONG KONG-4.2%

 5,700,000  Global Bio-Chem Technology Group                            2,137,514
            CORN-BASED FOOD PRODUCTS

   750,000  Hong Kong Exchanges & Clearing                              1,235,585
            TRADING, CLEARING & SETTLEMENT SERVICES FOR
            FINANCIAL MARKETS

 2,000,000  SCMP Group                                                  1,160,264
            ENGLISH LANGUAGE NEWSPAPER IN HONG KONG

 3,800,000  Tingyi Holding                                              1,157,059
            INSTANT NOODLES

 2,300,000  Aeon Credit Service                                           899,365
            CREDIT CARD ISSUER

 2,250,000  Zhejiang Expressway                                           764,428
            TOLL ROAD BUILDER & OPERATOR

 1,100,000  Travelsky Technology                                          754,492
            ONLINE AIR TRAVEL BOOKINGS IN CHINA

 1,244,000  JCG Holding                                                   741,620
            CONSUMER FINANCE

 2,044,000  NGAI Lik Industrial                                           733,748
            CHINA BASED A/V CONTRACT MANUFACTURER

   200,000  Wing Hang Bank                                           $    662,825
            CONSUMER & COMMERCIAL BANKING

 2,374,000  Jiangsu Express                                               646,767
            TOLL ROAD BUILDER & OPERATOR

    50,000  Linmark (b)                                                    14,744
            APPAREL/HARD GOODS SOURCING AGENT

---------------------------------------------------------------------------------
                                                                       10,908,411

---------------------------------------------------------------------------------
            JAPAN-14.1%

   120,000  CSK                                                         4,284,817
            COMPUTER SERVICES

    82,000  ARRK                                                        3,702,804
            PROTOTYPES & MOULDS FOR NEW PRODUCT DEVELOPMENT

    75,000  Fuji Seal                                                   3,242,462
            PACKAGING MATERIALS & MACHINERY

    70,000  Eneserve (b)                                                3,155,077
            SELLS & MAINTAINS IN-HOUSE POWER GENERATORS

   825,000  Daiei OMC (b)                                               3,083,789
            CREDIT CARD ISSUER

   103,200  Hokuto                                                      2,692,511
            MUSHROOM PRODUCTION

    28,000  Moshi Moshi Hotline                                         2,655,182
            TELEMARKETING

   220,000  Tenma                                                       2,498,306
            MOLDED PLASTIC PRODUCTS

     7,000  Bellsystem 24                                               2,455,575
            CALL CENTERS

   230,000  NIFCO                                                       2,286,825
            INDUSTRIAL FASTENERS

    75,000  BML                                                         2,119,830
            CLINICAL TESTING

    63,000  Goldcrest                                                   1,938,704
            DEVELOPER/SELLER OF APARTMENTS

    60,000  Drake Beam Morin                                            1,906,593
            EMPLOYMENT OUTPLACEMENT SERVICES

    48,300  Wilson Learning                                               323,117
            CORPORATE TRAINING

---------------------------------------------------------------------------------
                                                                       36,345,592

See accompanying notes to financial statements.

                                       285

NUMBER OF                                                                   VALUE
SHARES

---------------------------------------------------------------------------------
            TAIWAN-2.7%

 2,460,000  Phoenixtec Power                                         $  1,907,034
            UNINTERRUPTABLE POWER SUPPLIES

   180,000  ASE Test (b)                                                1,746,000
            SEMICONDUCTOR PACKAGING &TEST SERVICES

   793,000  Advantech                                                   1,744,553
            COMPUTER BASED INDUSTRIAL AUTOMATION

 2,300,000  Chroma Ate                                                  1,665,968
            TEST & MEASUREMENT INSTURMENTS

---------------------------------------------------------------------------------
                                                                        7,063,555

---------------------------------------------------------------------------------
            SINGAPORE-2.0%

   200,000  Venture Manufacturing                                       1,595,519
            ELECTRONIC MANUFACTURING SERVICES

 1,000,000  Sembcorp Logistics                                          1,250,389
            LOGISTIC SERVICES FOR MARINE TRANSPORT

 2,500,000  Star Cruises (b)                                            1,012,500
            CRUISE LINE

 2,000,000  Comfort Group                                                 837,365
            SINGAPORE TAXI SERVICE

   400,000  Want Want Holdings                                            386,000
            SNACK FOODS

---------------------------------------------------------------------------------
                                                                        5,081,773

---------------------------------------------------------------------------------
            THAILAND-0.1%

   840,800  Thai Union Frozen Products                                    350,291
            CANNED TUNA FISH

---------------------------------------------------------------------------------
            INDIA-0.4%

    80,000  Housing Development Finance                                 1,066,394
            MORTGAGE LOAN PROVIDER IN INDIA

---------------------------------------------------------------------------------
            SOUTH KOREA-2.7%

    44,000  Halla Climate Control (b)                                   1,974,689
            AUTO PARTS MANUFACTURER

   100,000  S1 Corporation                                              1,948,378
            HOME/BUSINESS SECURITY SERVICES

    90,000  Samyoung Heat Exchange                                      1,030,392
            POWER PLANT RELATED MACHINERY

    90,000  Jungsoft                                                 $  1,019,151
            SYSTEM RECOVERY SOFTWARE

    20,000  Yuhan                                                         907,578
            ETHICAL DRUG PRODUCER

---------------------------------------------------------------------------------
                                                                        6,880,188

---------------------------------------------------------------------------------
            ASIA-TOTAL                                                 67,696,204

            LATIN AMERICA-1.5%
---------------------------------------------------------------------------------
            MEXICO-0.8%

   750,000  Consorcio ARA (b)                                           1,093,075
            LOW/MEDIUM INCOME HOUSE BUILDER

    70,000  Grupo Aeroportuario                                           903,000
            MEXICAN AIRPORT AUTHORITY

---------------------------------------------------------------------------------
                                                                        1,996,075

---------------------------------------------------------------------------------
            ARGENTINA-0.4%

    63,900  Siderca                                                     1,010,259
            SEAMLESS PIPES FOR OIL WELLS

---------------------------------------------------------------------------------
            BRAZIL-0.3%

   182,700  Cia De Consessoes Rodoviaria (b)                              907,826
            BRAZILIAN TOLLROADS

---------------------------------------------------------------------------------
            LATIN AMERICA-TOTAL                                         3,914,160

            OTHER COUNTRIES-7.7%
---------------------------------------------------------------------------------
            AUSTRALIA-0.9%

    55,000  Perpetual Trustees                                          1,329,696
            INVESTMENT MANAGEMENT

   800,000  Computershare                                                 991,848
            FINANCIAL SOFTWARE/SERVICES

---------------------------------------------------------------------------------
                                                                        2,321,544

---------------------------------------------------------------------------------
            CANADA-5.0%

   600,000  AltaGas Services                                            4,315,691
            NATURAL GAS GATHERER AND PROCESSOR

   400,000  Patheon (b)                                                 3,214,992
            PHARMACEUTICALS

See accompanying notes to financial statements.

                                       286

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
   135,000  Corus Entertainment (b)                                  $  2,396,396
            CATV PROGRAMMING & RADIO STATIONS

   199,998  Silent Witness (b)                                          1,319,770

    99,999  Silent Witness Warrants (b)                                         0
            SECURITY CAMERA MANUFACTURER

    46,000  Celestica (b)                                               1,039,051
            ELECTRONIC MANUFACTURING SERVICES

    40,000  Martinrea International (b)                                   335,265

    38,000  Martinrea International (formerly known as Royal Laser
            Tech) (b)                                                     335,265
            AUTO PARTS

---------------------------------------------------------------------------------
                                                                       12,956,430

---------------------------------------------------------------------------------
            UNITED STATES-1.0%

   160,000  Central Euro Distribution (b)                               2,489,440
            SPIRITS & WINE DISTRIBUTION

---------------------------------------------------------------------------------
            ISRAEL-0.8%

   430,000  Paradigm Geophysical (b)                                    2,171,500
            SEISMIC SOFTWARE

---------------------------------------------------------------------------------
            OTHER COUNTRIES-TOTAL                                      19,938,914

TOTAL COMMON STOCKS (COST: $241,255,536)-92.3%                        238,482,611

---------------------------------------------------------------------------------

PRINCIPAL                                                                   VALUE
AMOUNT
SHORT-TERM OBLIGATIONS-6.1%
---------------------------------------------------------------------------------
            Yield 1.70% - 1.79% Due 7/1/02 - 7/2/02
$9,861,000  Toyota Motor                                             $  9,860,534
 5,877,000  AmGen Financial                                             5,877,000
---------------------------------------------------------------------------------
(AMORTIZED COST: $15,737,534)                                          15,737,534

TOTAL INVESTMENTS (COST: $256,993,070)(a)-98.4%                       254,220,145
---------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-1.6%                             3,976,214
---------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                $258,196,359
---------------------------------------------------------------------------------

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2002, cost for federal income tax purposes is $258,759,994 and net unrealized depreciation was $4,539,849 consisting of gross unrealized appreciation of $34,239,350 and gross unrealized depreciation of $38,779,199.

(b) Non-income producing security.

(c) At June 30, 2002, $82,884,769 or 32.1% of the Fund's net assets was denominated in the Euro currency.

See accompanying notes to financial statements.

                                   Wranger Advisors Trust 2002 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP             PORTFOLIO DIVERSIFICATION (Unaudited)
                                           JUNE 30, 2002

AT JUNE 30, 2002, THE FUND'S PORTFOLIO INVESTMENTS AS A PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                                                VALUE     PERCENT
---------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
Business Information & Marketing Services                $ 15,068,826         5.8%
Computer Services                                           8,128,511         3.1
Instrumentation                                             6,265,845         2.4
Business Software                                           5,461,295         2.1
Computer Hardware                                           3,651,587         1.4
Television Programming                                      3,414,611         1.3
Contract Manufacturing                                      3,368,318         1.3
Transaction Processors                                      2,981,925         1.2
Publishing                                                  2,970,696         1.2
Internet Related                                            2,474,909         1.0
Semiconductors and Related Equipment                        1,746,000         0.7
---------------------------------------------------------------------------------
                                                           55,532,523        21.5

HEALTHCARE
Services                                                   10,917,604         4.2
Pharmaceuticals                                             4,844,354         1.9
Biotechnology/ Drug Delivery                                2,062,079         0.8
---------------------------------------------------------------------------------
                                                           17,824,037         6.9

CONSUMER GOODS/SERVICES
Food                                                       10,537,298         4.1
Retail                                                      9,662,082         3.7
Durable Goods                                               4,732,190         1.8
Electronics                                                 4,660,182         1.8
Entertainment                                               3,088,903         1.2
Goods Distribution                                          2,489,440         1.0
Leisure Products                                            2,290,481         0.9
Furniture and Textiles                                      2,053,255         0.8
Apparels                                                    1,394,030         0.5
Cruise Lines                                                1,012,500         0.4
---------------------------------------------------------------------------------
                                                           41,920,361        16.2

FINANCE
Savings & Loans                                          $  5,321,386         2.1%
Insurance                                                   3,729,597         1.4
Credit Cards                                                3,083,789         1.2
Banks                                                       1,942,446         0.8
Money Management                                            1,828,912         0.7
Finance Companies                                           1,609,856         0.6
---------------------------------------------------------------------------------
                                                           17,515,986         6.8

---------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Industrial Services                                        16,108,315         6.2
Outsourcing & Training Services                            14,755,226         5.7
Industrial Materials                                       13,935,659         5.4
Conglomerates                                              10,168,069         3.9
Machinery                                                   6,297,986         2.4
Construction                                                5,291,588         2.1
Electrical Components                                       2,173,321         0.8
Steel                                                       1,010,259         0.4
---------------------------------------------------------------------------------
                                                           69,740,423        26.9

---------------------------------------------------------------------------------
ENERGY/MINERALS
Oil Services                                                9,564,833         3.7
Oil Refining/Marketing/Distribution                         4,315,691         1.7
Independent Power                                           3,155,077         1.2
Non-Ferrous Metals                                          2,813,222         1.1
Oil/Gas Producers                                           1,108,744         0.4
---------------------------------------------------------------------------------
                                                           20,957,567         8.1

---------------------------------------------------------------------------------
OTHER
Transportation                                              7,888,383         3.1
Regulated Utilities                                         4,071,552         1.6
Real Estate                                                 3,031,779         1.2
---------------------------------------------------------------------------------
                                                           14,991,714         5.9

---------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                       238,482,611        92.3

---------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS                                     15,737,534         6.1

---------------------------------------------------------------------------------
TOTAL INVESTMENTS                                         254,220,145        98.4

---------------------------------------------------------------------------------
CASH AND OTHER ASSETS

LESS LIABILITIES                                            3,976,214         1.6
---------------------------------------------------------------------------------
NET ASSETS                                               $258,196,359       100.0%

---------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                   Wranger Advisors Trust 2002 Semiannual Report
--------------------------------------------------------------------------------
WANGER TWENTY                 STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
            COMMON STOCKS-91.5%

            INFORMATION-36.6%
---------------------------------------------------------------------------------
            TELEVISION PROGRAMMING-4.5%

   115,000  Liberty Media Group, AT&T (b)                            $  1,150,000
            CATV & SATELLITE DISH PROGRAMMING

---------------------------------------------------------------------------------
            BUSINESS INFORMATION/MARKETING SERVICES/PUBLISHING-10.4%

    45,000  H & R Block                                                 2,076,750
            TAX PREPARATION

    11,000  Moody's                                                       547,250
            RATINGS SERVICE FOR CREDIT OBLIGATIONS

---------------------------------------------------------------------------------
                                                                        2,624,000

---------------------------------------------------------------------------------
            BUSINESS SOFTWARE-9.1%

    27,000  Synopsys (b)                                                1,479,870
            SOFTWARE FOR DESIGNING SEMICONDUCTOR CHIPS

    67,000  JD Edwards (b)                                                814,050
            MID MARKET ERP & SUPPLY CHAIN SOFTWARE

---------------------------------------------------------------------------------
                                                                        2,293,920

---------------------------------------------------------------------------------
            GAMING EQUIPMENT-4.9%

    22,000  International Game Technology (b)                           1,247,400
            SLOT MACHINES & PROGRESSIVE JACKPOTS

---------------------------------------------------------------------------------
            INSTRUMENTATION-7.7%

    23,000  Mettler Toledo (b)                                            848,010
            LABORATORY EQUIPMENT

    24,000  Waters (b)                                                    640,800
            CHROMATOGRAPHY, MASS SPECTROMETRY, THERMAL ANALYSIS

    24,000  Tektronix (b)                                                 449,040
            ANALYTICAL INSTRUMENTS

---------------------------------------------------------------------------------
                                                                        1,937,850

---------------------------------------------------------------------------------
            INFORMATION-TOTAL                                           9,253,170

            HEALTH CARE-21.5%
---------------------------------------------------------------------------------
            HOSPITAL/LABORATORY SUPPLIES-2.8%

    25,000  Techne (b)                                                    705,500
            CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR
            LIFE SCIENCES

            MEDICAL EQUIPMENT-5.1%

    44,000  Boston Scientific (b)                                    $  1,290,080
            STENTS & CATHETERS

---------------------------------------------------------------------------------
            SERVICES-13.6%

    54,000  First Health Group (b)                                      1,514,160
            PPO NETWORK

    32,000  Lincare Holdings (b)                                        1,033,600
            HOME HEALTH CARE SERVICES

    50,000  IMS Health                                                    897,500
            PRESCRIPTION DATA TO PHARMACEUTICAL INDUSTRY

---------------------------------------------------------------------------------
                                                                        3,445,260

---------------------------------------------------------------------------------
            HEALTH CARE-TOTAL                                           5,440,840

            CONSUMER GOODS/SERVICES-10.2%

---------------------------------------------------------------------------------
            ENTERTAINMENT-2.1%

    13,000  International Speedway Motors                                 521,300
            LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR

---------------------------------------------------------------------------------
            APPAREL-4.4%

    30,000  Jones Apparel (b)                                           1,125,000
            WOMEN'S APPAREL

---------------------------------------------------------------------------------
            LEISURE VEHICLES-3.7%

    18,000  Harley-Davidson                                               922,860
            MOTORCYCLES & RELATED MERCHANDISE

---------------------------------------------------------------------------------
            CONSUMER GOODS/SERVICES-TOTAL                               2,569,160

            FINANCE-17.9%
---------------------------------------------------------------------------------
            MONEY MANAGEMENT-1.4%

    13,000  SEI Investments                                               366,210
            MUTUAL FUND ADMINISTRATION & INVESTMENT MANAGEMENT

---------------------------------------------------------------------------------
            INSURANCE-8.4%

     7,000  Markel (b)                                                  1,379,000
            SPECIALTY INSURANCE

    23,100  Fidelity National Financial                                   729,960
            TITLE INSURANCE & OTHER SERVICES

---------------------------------------------------------------------------------
                                                                        2,108,960

See accompanying notes to financial statements.

                                       289

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
            BANKS-8.1%

    30,800  Associated Banc-Corp                                     $  1,161,468
            MIDWEST BANK

    18,000  TCF Financial                                                 883,800
            GREAT LAKES BANK

---------------------------------------------------------------------------------
                                                                        2,045,268

---------------------------------------------------------------------------------
            FINANCE-TOTAL                                               4,520,438

            INDUSTRIAL GOODS/SERVICES-5.3%
---------------------------------------------------------------------------------
            LOGISTICS-5.3%

    40,000  Expeditors International of Washington                      1,326,400
            INTERNATIONAL FREIGHT FORWARDER

---------------------------------------------------------------------------------
            INDUSTRIAL GOODS/SERVICES-TOTAL                             1,326,400

TOTAL COMMON STOCKS (COST: $19,389,729)-91.5%                          23,110,008

---------------------------------------------------------------------------------

PRINCIPAL                                                                   VALUE
AMOUNT

SHORT-TERM OBLIGATIONS-8.1%
---------------------------------------------------------------------------------
            Yield 1.63% - 1.79% Due 7/01/02 - 7/02/02
  $787,000  Toyota Motor                                             $    786,926
   633,000  Prudential Funding                                            632,971
   631,000  AmGen Financial                                               631,000
---------------------------------------------------------------------------------
(AMORTIZED COST: $2,050,897)                                            2,050,897

TOTAL INVESTMENTS (COST: $21,440,626)(A)-99.6%                         25,160,905

---------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.4%                                89,224

---------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                $ 25,250,129

---------------------------------------------------------------------------------

   NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2002, cost for federal income tax purposes is the same and net unrealized appreciation was $3,720,279 consisting of gross unrealized appreciation of $4,719,894 and gross unrealized depreciation of $999,615.

(b) Non-income producing security.

See accompanying notes to financial statements.

                              Wranger Advisors Trust 2002 Semiannual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY          STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
            COMMON STOCKS-89.2%

            EUROPE-61.7%

---------------------------------------------------------------------------------
            GERMANY-7.2%

    16,000  Rhoen-Klinikum                                           $    777,375
            HOSPITAL MANAGEMENT

     9,000  Deutsche Boerse                                               381,499
            TRADING, CLEARING & SETTLEMENT SERVICES
            FOR FINANCIAL MARKETS

---------------------------------------------------------------------------------
                                                                        1,158,874

---------------------------------------------------------------------------------
            DENMARK-2.0%

    13,000  Jyske Bank                                                    326,210
            RETAIL & CORPORATE BANKING

---------------------------------------------------------------------------------
            NORWAY-7.2%

   123,000  DNB Holding                                                   670,876
            UNIVERSAL BANK

    25,650  Orkla                                                         495,986
            DIVERSIFIED CONSUMER GOODS

---------------------------------------------------------------------------------
                                                                        1,166,862

---------------------------------------------------------------------------------
            FRANCE/BELGIUM-10.5%

    18,000  Suez                                                          481,893
            REGULATED UTILITIES

     8,200  Essilor International                                         334,741
            EYEGLASS LENSES

     7,000  AGF                                                           322,888
            LIFE & HEALTH INSURANCE

     2,600  Technip                                                       274,818
            GLOBAL OIL ENGINEERING & CONSTRUCTION

     3,986  RTL Group (Belguim)                                           158,093
            TV & RADIO BROADCASTER

     7,400  Euronext                                                      139,412
            TRADING, CLEARING & SETTLEMENT SERVICES
            FOR FINANCIAL MARKETS
---------------------------------------------------------------------------------
                                                                        1,711,845

---------------------------------------------------------------------------------
            UNITED KINGDOM/IRELAND-22.5%

    45,000  Kerry Group (Ireland)                                         669,296
            FOOD INGREDIENTS

    63,000  Alliance Unichem                                              595,656
            PHARMACEUTICAL WHOLESALER & RETAILER

    40,000  Irish Life & Permanent (Ireland)                         $    581,048
            LIFE INSURANCE & SAVINGS PRODUCTS

    80,000  Smith & Nephew                                                445,148
            MEDICAL EQUIPMENT & SUPPLIES

    60,000  Anglo Irish Bank (Ireland)                                    388,489
            CORPORATE LENDING & PRIVATE BANKING

   100,000  Wood Group (b)                                                321,863
            OIL SERVICES

    30,000  Standard Chartered                                            321,444
            INTERNATIONAL BANKING GROUP

    25,000  Galen Holdings                                                180,446
            WOMEN'S HEALTH CARE

    20,000  Hanson Trust                                                  142,703
            GLOBAL SUPPLIER OF CONSTRUCTION MATERIAL

---------------------------------------------------------------------------------
                                                                        3,646,093

---------------------------------------------------------------------------------
            SWITZERLAND-9.9%

       260  Pargesa Holdings                                              538,222
            INDUSTRIAL & MEDIA CONGLOMERATE

       830  Synthes-Stratec                                               509,959
            PRODUCTS FOR ORTHOPEDIC SURGERY

     1,000  Givaudan                                                      405,104
            INDUSTRIAL FRAGRANCES & FLAVORS

       550  Julius Baer                                                   158,750
            PRIVATE BANKING, BROKERAGE & MUTUAL FUNDS

---------------------------------------------------------------------------------
                                                                        1,612,035

---------------------------------------------------------------------------------
            ITALY-2.4%

    30,000  Autogrill                                                     350,116
            RESTAURANTS & CATERING FOR TRAVELERS

     5,000  Saipem                                                         36,092
            OFFSHORE OIL CONSTRUCTION & DRILLING

---------------------------------------------------------------------------------
                                                                          386,208

---------------------------------------------------------------------------------
            EUROPE-TOTAL                                               10,008,127

See accompanying notes to financial statements.

                                       291

NUMBER OF                                                                   VALUE
SHARES
---------------------------------------------------------------------------------
            ASIA-17.9%
---------------------------------------------------------------------------------
            HONG KONG-2.6%

    40,000  TVB                                                      $    170,258
            TELEVISION PROGRAMMING & BROADCASTING

   110,000  Li & Fung                                                     148,078
            SOURCING OF CONSUMER GOODS

    90,000  Hang Lung Properties                                          102,693
            PROPERTY MANAGER

---------------------------------------------------------------------------------
                                                                          421,029

---------------------------------------------------------------------------------
            JAPAN-13.2%

     8,800  Oriental Land                                                 630,647
            DISNEY THEME PARK OPERATOR

     3,800  Nintendo                                                      560,856
            ENTERTAINMENT SOFTWARE & HARDWARE

     6,000  Orix                                                          485,178
            FINANCE LEASING &OTHER FINANCIAL SERVICES

     4,000  Hoya                                                          291,675
            OPTO-ELECTRICAL COMPONENTS & EYEGLASSES

    13,000  Terumo                                                        174,152
            MEDICAL SUPPLIES

---------------------------------------------------------------------------------
                                                                        2,142,508

---------------------------------------------------------------------------------
            SINGAPORE-2.1%

    22,500  Venture Manufacturing                                         179,496
            ELECTRONIC MANUFACTURING SERVICES

   150,000  Singapore Technical Engineering                               163,795
            DEFENSE SUPPLIER

---------------------------------------------------------------------------------
                                                                          343,291

---------------------------------------------------------------------------------
            ASIA-TOTAL                                                  2,906,828

            OTHER COUNTRIES-9.6%

---------------------------------------------------------------------------------
            AUSTRALIA-2.5%

   150,000  Lion Nathan                                                   409,983
            BEER BREWER/DISTRIBUTOR

---------------------------------------------------------------------------------

PRINCIPAL                                                                   VALUE
AMOUNT OR
NUMBER OF
SHARES
---------------------------------------------------------------------------------
            CANADA-6.6%

    28,000  Investors Group                                          $    512,736
            MUTUAL FUNDS

     8,800  Talisman Energy                                               396,332
            OIL & GAS PRODUCER

     7,000  Celestica (b)                                                 158,118
            ELECTRONIC MANUFACTURING SERVICES

---------------------------------------------------------------------------------
                                                                        1,067,186

---------------------------------------------------------------------------------
            ISRAEL-0.5%

    11,200  Amdocs (b)                                                     84,560
            TELECOMMUNICATIONS BILLING & CUSTOMER CARE SOFTWARE

---------------------------------------------------------------------------------
            OTHER COUNTRIES-TOTAL                                       1,561,729

TOTAL COMMON STOCKS (COST $14,261,168)-89.2%                           14,476,684

---------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-10.5%

---------------------------------------------------------------------------------
            Yield 1.63% - 1.70% Due 7/1/02 - 7/3/02
  $835,000  GE Capital                                                    835,000
   436,000  Toyota Motor                                                  435,959
   436,000  AmGen Financial                                               435,920
---------------------------------------------------------------------------------
(AMORTIZED COST: $1,706,879)                                            1,706,879

TOTAL INVESTMENTS (COST: $15,968,047)(b)-99.7%                         16,183,563

---------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.3%                                51,742

---------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                $ 16,235,305

---------------------------------------------------------------------------------

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2002, cost for federal income tax purposes is $15,978,432 and net unrealized appreciation was $205,131 consisting of gross unrealized appreciation of $1,298,100 and gross unrealized depreciation of $1,092,969.

(b) Non-income producing security.

(c) At June 30, 2002, $4,895,762 or 30.2% of the Fund's net assets were denominated in the Euro currency.

See accompanying notes to financial statements.

WANGER FOREIGN FORTY         PORTFOLIO DIVERSIFICATION (Unaudited) JUNE 30, 2002

AT JUNE 30, 2002, THE FUND'S PORTFOLIO INVESTMENTS AS A PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                                                VALUE     PERCENT
---------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
COMPUTER RELATED HARDWARE
Contract Manufacturing                                   $    337,614         2.1%
Semiconductors and Related Equipment                          291,675         1.8
---------------------------------------------------------------------------------
                                                              629,289         3.9
MEDIA
TV Broadcasting                                               328,350         2.0
---------------------------------------------------------------------------------
                                                              328,350         2.0
SOFTWARE AND SERVICES
Transaction Processors                                        520,911         3.2
Business Software                                              84,560         0.5
---------------------------------------------------------------------------------
                                                              605,471         3.7
---------------------------------------------------------------------------------
                                                            1,563,110         9.6

---------------------------------------------------------------------------------
HEALTHCARE
Medical Equipment                                           1,464,000         9.0
Hospital Management                                           777,375         4.8
Pharmeceutical                                                776,102         4.8
---------------------------------------------------------------------------------
                                                            3,017,477        18.6

---------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES
Beverage                                                    1,165,282         7.2
Entertainment                                                 630,647         3.9
Consumer Software                                             560,856         3.5
Food                                                          409,983         2.5
Restaurants                                                   350,116         2.2
---------------------------------------------------------------------------------
                                                            3,116,884        19.3
FINANCE
Banks                                                    $  1,707,020        10.5%
Insurance                                                     903,937         5.6
Money Management                                              671,486         4.1
Finance Companies                                             485,178         3.0
---------------------------------------------------------------------------------
                                                            3,767,621        23.2

---------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Conglomerates                                                 538,222         3.3
Speciality Chemicals                                          405,104         2.5
Industrial Services                                           163,795         1.0
Outsourcing                                                   148,078         0.9
Construction                                                  142,703         0.9
---------------------------------------------------------------------------------
                                                            1,397,902         8.6

---------------------------------------------------------------------------------
ENERGY/MINERALS

Oil Services                                                  632,773         3.9
Oil/Gas Producers                                             396,331         2.4
---------------------------------------------------------------------------------
                                                            1,029,104         6.3

---------------------------------------------------------------------------------
OTHER
Regulated Utilities                                           481,893         3.0
Real Estate                                                   102,693         0.6
---------------------------------------------------------------------------------
                                                              584,586         3.6

---------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                        14,476,684        89.2

SHORT-TERM OBLIGATIONS                                      1,706,879        10.5
---------------------------------------------------------------------------------

TOTAL INVESTMENTS                                          16,183,563        99.7
---------------------------------------------------------------------------------

CASH AND OTHER ASSETS
LESS LIABILITIES                                               51,742         0.3
---------------------------------------------------------------------------------
NET ASSETS                                               $ 16,235,305       100.0%

=================================================================================

See accompanying notes to financial statements.

                       This page intentionally left blank

          WANGER ADVISORS FUNDS

           - STATEMENTS OF ASSETS AND LIABILITIES

           - STATEMENTS OF OPERATIONS

           - STATEMENTS OF CHANGES IN NET ASSETS

           - FINANCIAL HIGHLIGHTS

           - NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
JUNE 30, 2002

                                                                       WANGER            WANGER            WANGER           WANGER
                                                                 U.S. SMALLER     INTERNATIONAL            TWENTY          FOREIGN
                                                                    COMPANIES         SMALL CAP                              FORTY
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost: Wanger U.S. Smaller Companies      $ 522,714,857     $ 254,220,145    $   25,160,905    $  16,183,563
   $436,441,244; Wanger International Small Cap
   $256,993,070; Wanger Twenty $21,440,626; Wanger Foreign
   Forty $15,968,047)
Cash                                                                      178               657                69           15,993
Foreign Currency (cost: Wanger International Small Cap
   $3,565,895; Wanger Foreign Forty $453,842)                              --         3,702,864                --          455,398
Receivable for:
   Investments sold                                                   278,413         3,802,255                --           77,948
   Fund shares sold                                                 1,794,672         2,264,012           258,611          559,204
   Dividends and interest                                             112,830           623,098             7,200           41,327
Other assets                                                           53,703             1,294                81              668
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                   524,954,653       264,614,325        25,426,866       17,334,101

LIABILITIES

Payable for:
   Investments purchased                                              241,293         4,562,411                --          985,574
   Fund shares repurchased                                            412,996         1,542,159           130,382           78,872
   Management fee                                                     401,052           258,987            19,308           12,959
   Transfer agent fee                                                   2,109             1,499             1,523            1,441
Other liabilities                                                      13,195            52,910            25,524           19,950
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                1,070,645         6,417,966           176,737        1,098,796
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                      $ 523,884,008     $ 258,196,359    $   25,250,129    $  16,235,305
====================================================================================================================================
COMPOSITION OF NET ASSETS

Paid in capital                                                 $ 465,809,025     $ 331,685,241    $   22,954,872    $  21,924,995
Undistributed net investment income or Accumulated net
   net investment loss                                             (1,109,325)        1,311,640           (71,489)          74,873
Accumulated net realized loss                                     (27,089,305)      (70,427,382)       (1,353,533)      (5,971,064)
Net unrealized appreciation (depreciation) on:
   Investments (net of prior year unrealized PFIC gains of
   $ 1,766,924 for Wanger International Small Cap and
   $ 10,385 for Wanger Foreign Forty)                              86,273,613        (4,539,849)        3,720,279          205,131
   Foreign currency transactions                                           --           166,709                --            1,370
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                      $ 523,884,008     $ 258,196,359    $   25,250,129    $  16,235,305
====================================================================================================================================
Fund shares outstanding                                            25,050,998        15,878,652         1,733,528        1,435,428
====================================================================================================================================
Net asset value, offering price and redemption price per
   share                                                        $       20.91     $       16.26    $        14.57    $       11.31
====================================================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                                         WANGER           WANGER           WANGER           WANGER
                                                                   U.S. SMALLER    INTERNATIONAL           TWENTY          FOREIGN
                                                                      COMPANIES        SMALL CAP                             FORTY
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Dividend income (net of foreign taxes of $338,346 for Wanger
   International Small Cap and $20,370 for
   Wanger Foreign Forty)                                        $     1,104,525   $    2,909,470   $       53,457    $     180,258
Interest income                                                         423,551          148,466           15,795           10,170
-----------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                            1,528,076        3,057,936           69,252          190,428

EXPENSES:
Management fees                                                       2,461,423        1,513,993          110,683           79,064
Custody fees                                                              8,145           98,545            2,224           11,297
Legal and audit fees                                                     35,888           25,365            8,782            8,581
Reports to shareholders                                                  63,468           19,591            6,980            6,968
Transfer agent fees                                                      10,753            9,953            9,222            9,125
Trustees' fees                                                           40,165           24,612            1,228            1,750
Other expenses                                                           17,559            9,394            1,622            1,227
-----------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                     2,637,401        1,701,453          140,741          118,012
Less expenses reimbursed by Advisor                                          --               --               --           (3,264)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                       2,637,401        1,701,453          140,741          114,748
-----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                      (1,109,325)       1,356,483          (71,489)          75,680
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   PORTFOLIO POSITIONS:
Net realized gain (loss) on:
   Investments                                                        6,987,505       (8,929,464)        (114,756)      (1,631,208)
   Foreign currency transactions                                             --         (261,384)              --              168
-----------------------------------------------------------------------------------------------------------------------------------
     Net realized gain (loss)                                         6,987,505       (9,190,848)        (114,756)      (1,631,040)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (40,088,316)      21,884,485       (1,039,334)       1,226,199
   Foreign currency transactions                                             --          402,293               --              156
-----------------------------------------------------------------------------------------------------------------------------------
     Net change in unrealized appreciation (depreciation)           (40,088,316)      22,286,778       (1,039,334)       1,226,355
-----------------------------------------------------------------------------------------------------------------------------------
     Net Gain (Loss)                                                (33,100,811)      13,095,930       (1,154,090)        (404,685)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from  Operations          $   (34,210,136)  $   14,452,413   $   (1,225,579)   $    (329,005)
===================================================================================================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           WANGER U.S.   SMALLER COMPANIES         WANGER INTERNATIONAL SMALL CAP
                                                           (UNAUDITED)                              (UNAUDITED)
                                                      SIX MONTHS ENDED          YEAR ENDED    SIX MONTHS ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                        JUNE 30, 2002   DECEMBER 31, 2001       JUNE 30, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                         $   (1,109,325) $         (884,329) $        1,356,483  $        238,615
   Net realized gain (loss) on investments and
     foreign currency transactions                           6,987,505         (25,956,670)         (9,190,848)      (55,961,150)
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions                                 (40,088,316)         74,197,950          22,286,778        (1,436,144)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                       (34,210,136)         47,356,951          14,452,413       (57,158,679)

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                            --            (275,386)                 --                --
   Net realized gain                                                --                  --                  --       (78,693,586)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                              --            (275,386)                 --       (78,693,586)

SHARE TRANSACTIONS:

   Subscriptions                                            86,060,808         108,000,641         259,539,432       517,577,408
   Distributions reinvested                                         --             275,386                  --        78,693,586
   Redemptions                                             (26,152,807)        (60,476,971)       (246,421,899)     (501,467,052)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                     59,908,001          47,799,056          13,117,533        94,803,942
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                  25,697,865          94,880,621          27,569,946       (41,048,323)

NET ASSETS:

   Beginning of period                                     498,186,143         403,305,522         230,626,413       271,674,736
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                        $  523,884,008  $      498,186,143  $      258,196,359  $    230,626,413
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (OVERDISTRIBUTED
   NET INVESTMENT INCOME OR ACCUMULATED NET
   INVESTMENT LOSS)                                     $   (1,109,325)                 --  $        1,311,640  $        (44,843)
====================================================================================================================================

See accompanying notes to financial statements.

                                       298

                                                            WANGER TWENTY                    WANGER FOREIGN FORTY
                                                              (UNAUDITED)                             (UNAUDITED)
                                                         SIX MONTHS ENDED          YEAR ENDED    SIX MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                           JUNE 30, 2002   DECEMBER 31, 2001       JUNE 30, 2002 DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:

   Net investment income (loss)                           $       (71,489)    $       (54,495)     $       75,680    $      (32,650)
   Net realized gain (loss) on investments and
     foreign currency transactions                               (114,756)           (613,846)         (1,631,040)       (3,761,021)
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions                                     (1,039,334)          2,426,419           1,226,355          (860,223)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                           (1,225,579)          1,758,078            (329,005)       (4,653,894)

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                               --                  --                  --           (20,439)
   Net realized gain                                                   --                  --                  --        (1,311,409)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                 --                  --                  --        (1,331,848)

SHARE TRANSACTIONS:

   Subscriptions                                                7,356,822          10,836,793          19,989,648        66,745,612
   Distributions reinvested                                            --                  --                  --         1,331,848
   Redemptions                                                 (2,310,559)         (3,294,809)        (18,856,461)      (62,156,191)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                         5,046,263           7,541,984           1,133,187         5,921,269
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                      3,820,684           9,300,062             804,182           (64,473)

NET ASSETS:

   Beginning of period                                         21,429,445          12,129,383          15,431,123        15,495,596
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                          $    25,250,129     $    21,429,445      $   16,235,305    $   15,431,123
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (OVERDISTRIBUTED
   NET INVESTMENT INCOME OR ACCUMULATED NET
   INVESTMENT LOSS)                                       $       (71,489)                 --      $       74,873    $         (807)
====================================================================================================================================

See accompanying notes to financial statements.

WANGER U.S. SMALLER COMPANIES                               FINANCIAL HIGHLIGHTS

                                             (UNAUDITED)
                                        SIX MONTHS ENDED
SELECTED DATA FOR A SHARE OUTSTANDING           JUNE 30,                          YEAR ENDED DECEMBER 31,
THROUGHOUT EACH PERIOD                              2002           2001         2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   22.25      $   19.99    $   24.88      $   22.18     $   21.46     $   16.97
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)(a)                    (0.05)         (0.04)        0.02           0.03         (0.05)        (0.02)
Net realized and unrealized gain (loss)
   on investments                                  (1.29)          2.31        (1.82)          4.79          1.93          4.90
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment
     Operations                                    (1.34)          2.27        (1.80)          4.82          1.88          4.88
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO  SHAREHOLDERS:

From net investment income                            --          (0.01)       (0.03)            --            --            --
From net realized capital gains                       --             --        (3.06)         (2.12)        (1.16)        (0.39)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to
      Shareholders                                    --          (0.01)       (3.09)         (2.12)        (1.16)        (0.39)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   20.91      $   22.25    $   19.99      $   24.88     $   22.18     $   21.46
====================================================================================================================================
Total Return (b)                                   (6.02)%(c)     11.39%       (8.16)%        25.06%         8.68%        29.41%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:

Expenses                                            1.00%(d)       0.99%        1.00%(e)       1.02%(e)      1.02%(e)      1.06%(f)
Net investment income (loss)                       (0.42)%(d)     (0.20)%       0.07%(e)       0.14%(e)     (0.25)%(e)    (0.10)%(f)
Portfolio turnover rate                                6%(c)         18%          36%            35%           34%           34%
Net assets, end of period (000's)              $ 523,884      $ 498,186    $ 403,306      $ 390,709     $ 339,119     $ 270,866

----------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions are reinvested.

(c) Not annualized.

(d) Annualized.

(e) The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.04% and (0.08%), respectively, for the year ended December 31, 1997.

See accompanying notes to financial statements.

WANGER INTERNATIONAL SMALL CAP                              FINANCIAL HIGHLIGHTS

                                             (UNAUDITED)
                                        SIX MONTHS ENDED
SELECTED DATA FOR A SHARE OUTSTANDING           JUNE 30,                          YEAR ENDED DECEMBER 31,
THROUGHOUT EACH PERIOD                              2002           2001         2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   15.40      $   28.53    $   43.67      $   19.62     $   17.05     $   17.71
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) (a)                    0.09           0.02        (0.26)         (0.13)         0.03          0.02
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                     0.77          (5.12)       (9.75)         24.52          2.76         (0.26)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                 0.86          (5.10)      (10.01)         24.39          2.79         (0.24)
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                            --             --           --          (0.34)        (0.22)           --
From net realized gain and unrealized
   gain reportable for federal income
   taxes                                              --          (8.03)       (5.13)            --            --         (0.42)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions  Declared to
     Shareholders                                     --          (8.03)       (5.13)         (0.34)        (0.22)        (0.42)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $   16.26      $   15.40    $   28.53      $   43.67     $   19.62     $   17.05
====================================================================================================================================
Total Return (b)                                    5.58%(c)     (21.27)%     (27.84)%       126.37%        16.33%        (1.46)%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:

Expenses                                            1.39%(d)       1.43%(e)     1.41%(e)       1.49%(e)      1.55%(e)      1.60%(f)
Net investment income (loss)                        1.11%(d)       0.10%(e)    (0.68)%(e)     (0.49)%(e)     0.16%(e)      0.12%(f)
Portfolio turnover rate                               24%(c)         56%          67%            75%           56%           60%
Net assets, end of period (000's)              $ 258,196      $ 230,626    $ 271,675      $ 311,331     $ 141,253     $ 120,660

----------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions are reinvested.

(c) Not annualized.

(d) Annualized.

(e) The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.59% and 0.13%, respectively, for the year ended December 31, 1997.

See accompanying notes to financial statements.

WANGER TWENTY                                               FINANCIAL HIGHLIGHTS

                                                                  (UNAUDITED)                                     FEBRUARY 1,
                                                              SIX MONTH ENDED                                    1999 THROUGH
                                                                     JUNE 30,       YEAR ENDED DECEMBER 31,      DECEMBER 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    15.36     $     14.08     $     13.43     $    10.00
-----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment loss (a)                                                 (0.05)          (0.05)          (0.03)         (0.08)
Net realized and unrealized gain (loss) on investments                  (0.74)           1.33            1.23           3.51
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (0.79)           1.28            1.20           3.43
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net realized capital gains                                            --              --           (0.55)            --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                            --              --           (0.55)            --
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                     $    14.57     $     15.36     $     14.08     $    13.43
===================================================================================================================================
Total Return (b)                                                        (5.14)%(c)       9.09%           9.45%(d)      34.30%(c)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:

EXPENSES                                                                 1.21%(e)        1.33%(f)        1.39%(g)       1.41%(e)(g)
Net investment loss                                                     (0.61)%(e)      (0.34)%(f)      (0.24)%(g)     (0.77)%(e)(g)
Reimbursement                                                              --              --            0.21%          0.71%(e)
Portfolio turnover rate                                                    28%(c)          76%             86%           113%(e)
Net assets, end of period (000's)                                  $   25,250     $    21,429     $    12,129     $    6,570

----------

(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Not annualized.

(d) Had the Advisor not reimbursed a portion of its expenses, total return would have been reduced.

(e) Annualized.

(f) The benefits derived from custody fees paid indirectly had no impact.

(g) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.35% and (0.20%), respectively, for the year ended December 31, 2000 and 1.35% and (0.71%), respectively, for the period ended December 31, 1999.

See accompanying notes to financial statements.

WANGER FOREIGN FORTY                                        FINANCIAL HIGHLIGHTS

                                                                (UNAUDITED)                                       FEBRUARY 1,
                                                            SIX MONTH ENDED                                      1999 THROUGH
                                                                   JUNE 30,          YEAR ENDED DECEMBER 31,     DECEMBER 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2002               2001            2000            1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    11.64        $     17.29     $     18.39     $    10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) (a)                                      0.05              (0.03)          (0.04)         (0.01)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                     (0.38)             (4.46)          (0.10)          8.40
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (0.33)             (4.49)          (0.14)          8.39
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                              --              (0.02)          (0.01)            --
From net realized capital gains                                         --              (1.14)          (0.95)            --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                         --              (1.16)          (0.96)            --
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                  $    11.31        $     11.64     $     17.29     $    18.39
===================================================================================================================================
Total Return (b)                                                     (2.84)%(c)(d)     (26.61)%         (1.58)%(d)     83.90%(c)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:

Expenses                                                              1.45%(e)           1.45%(f)        1.45%(f)       1.59%(e)(g)
Net investment income (loss)                                          0.96%(e)          (0.20)%(f)      (0.20)%(f)     (0.10)%(e)(g)
Reimbursement                                                         0.04%(e)             --            0.23%          1.86%(e)
Portfolio turnover rate                                                 51%(c)             72%             96%            91%(e)
Net assets, end of period (000's)                               $   16,235        $    15,431     $    15,496     $    5,826

----------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Not annualized.

(d) Had the Advisor not reimbursed a portion of expenses, total return would be reduced.

(e) Annualized.

(f) The benefits derived from custody fees paid indirectly had no impact.

(g) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.45% and 0.04%, respectively, for the period ended December 31, 1999.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. NATURE OF OPERATIONS
Wanger U.S. Smaller Companies (known prior to May 1, 2002 as Wanger U.S. Small
Cap), Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty (the "Funds") are series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at fair value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FEDERAL INCOME TAXES
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.
   For the period October 31, 2001 to December 31, 2001, the Funds incurred net realized capital losses which each Fund intends to treat as having been incurred in the following fiscal year, in accordance with federal income tax regulations.

                                      AMOUNT
                                    -----------
Wanger U.S. Smaller Companies       $ 2,475,314
Wanger International Small Cap        5,273,180
Wanger Twenty                            25,372
Wanger Foreign Forty                  1,160,587

   Wanger International Small Cap and Wanger Foreign Forty Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows:

                                                 WANGER         WANGER
                                              INTERNATIONAL     FOREIGN
                                                SMALL CAP        FORTY
                                              -------------   -----------
Cumulative unrealized appreciation
 on PFIC's recognized in prior years
 at December 31, 2000                         $   1,766,924   $    10,385
Unrealized appreciation on PFIC's
  recognized for federal income tax
  purposes during 2001                                   --            --
Unrealized appreciation recognized in
  prior years on PFIC's sold during 2001                 --            --
                                              -------------   -----------
Cumulative unrealized appreciation on
  PFIC's carried forward at
  December 31, 2001                           $   1,766,924   $    10,385
                                              =============   ===========

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

   The tax character of distributions paid during 2001 was as follows:

                                                WANGER
                                  WANGER       INTERNA-        WANGER
                               U.S. SMALLER     TIONAL        FOREIGN
                                 COMPANIES     SMALL CAP       FORTY
                               ------------   ------------   -----------
Ordinary Income                $    275,386   $ 25,006,153   $   876,913
Long-Term Capital Gains                  --     53,687,433       454,935

At December 31, 2001, there were no significant differences between the book basis and tax basis components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain passive foreign investments (PFIC's), and foreign currency transactions.

3. TRANSACTIONS WITH AFFILIATES

The Funds' investment advisor, Liberty Wanger Asset Management, L.P., ("Liberty WAM") an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for overall management of each Fund's business affairs. Each Fund pays Liberty WAM a monthly advisory fee based upon average daily net assets at the following annual rates:

WANGER U.S. SMALLER COMPANIES
Average Daily Net Assets
   For the first $100 million          1.00%
   Next $150 million                    .95%
   In excess of $250 million            .90%

WANGER INTERNATIONAL SMALL CAP
Average Daily Net Assets
   For the first $100 million          1.30%
   Next $150 million                   1.20%
   In excess of $250 million           1.10%

WANGER TWENTY
On average daily net assets             .95%

WANGER FOREIGN FORTY
On average daily net assets            1.00%

   The investment advisory agreement also provides that Liberty WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of average daily net assets.

                               SIX MONTHS ENDED
                                  JUNE 30, 2002
Wanger U.S. Smaller Companies             2.00%
Wanger International Small Cap            2.00%
Wanger Twenty                             1.35%
Wanger Foreign Forty                      1.45%

   Certain officers and trustees of the Trust are also officers of Liberty WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Liberty WAM. The Fund paid the following trustees' fees and expenses to trustees not affiliated with Liberty WAM:

                               SIX MONTHS ENDED
                                  JUNE 30, 2002
Wanger U.S. Smaller Companies           $40,165
Wanger International Small Cap           24,612
Wanger Twenty                             1,228
Wanger Foreign Forty                      1,750

   Liberty Funds Distributor, Inc. ("LFD") an indirect subsidiary of Fleet serves as the principal underwriter of the Trust and receives no compensation for its services.
   During the six months ended June 30, 2002, the Funds engaged in purchases and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

                                 PURCHASES          SALES
(IN THOUSANDS)
Wanger U.S. Smaller Companies      $     --       $     --
Wanger International Small Cap       82,299         75,041
Wanger Twenty                        64,000             --
Wanger Foreign Forty                     --             --

4. BORROWING ARRANGEMENTS

The Trust participates in a $150,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the six months ended June 30, 2002.

5. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

WANGER U.S. SMALLER               SIX MONTHS ENDED           YEAR ENDED
COMPANIES                            JUNE 30, 2002    DECEMBER 31, 2001
Shares sold                              3,839,281            5,138,267
Shares issued in reinvestment
   of dividend and capital gain
   distributions                                --               14,578
-------------------------------------------------------------------------
                                         3,839,281            5,152,845
Less shares redeemed                     1,183,639            2,930,905
-------------------------------------------------------------------------
Net increase in shares outstanding       2,655,642            2,221,940

WANGER INTERNATIONAL              SIX MONTHS ENDED           YEAR ENDED
SMALL CAP                            JUNE 30, 2002    DECEMBER 31, 2001
Shares sold                             16,662,398           30,073,056
Shares issued in reinvestment
   of capital gain
   distributions                                --            4,496,664
-------------------------------------------------------------------------
                                        16,662,398           34,569,720
Less shares redeemed                    15,754,627           29,121,025
-------------------------------------------------------------------------
Net increase in shares outstanding         907,771            5,448,695

WANGER TWENTY                     SIX MONTHS ENDED           YEAR ENDED
                                     JUNE 30, 2002    DECEMBER 31, 2001
Shares sold                                494,931              770,791
------------------------------------------------------------------------
Less shares redeemed                       156,096              237,578
Net increase in shares outstanding         338,835              533,213

WANGER   FOREIGN FORTY            SIX MONTHS ENDED           YEAR ENDED
                                     JUNE 30, 2002    DECEMBER 31, 2001
Shares sold                              1,770,616            5,410,460
Shares issued in reinvestment
   of dividend and capital gain
   distributions                                --              103,485
------------------------------------------------------------------------
                                         1,770,616            5,513,945
Less shares redeemed                     1,661,105            5,084,229
-------------------------------------------------------------------------
Net increase in shares outstanding         109,511              429,716

6. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2002 were:

                  WANGER U.S.           WANGER           WANGER           WANGER
                      SMALLER    INTERNATIONAL           TWENTY    FOREIGN FORTY
                    COMPANIES        SMALL CAP
PURCHASES        $ 72,480,277     $ 63,764,170     $ 10,096,339      $ 7,773,099
SALES              29,795,535       55,796,538        6,068,781        7,379,016

7. CAPITAL LOSS CARRYFORWARDS

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                                       TOTAL
                            YEAR OF EXPIRATION      CAPITAL LOSS
                           2008           2009      CARRYFORWARD
                           ----           ----      ------------
Wanger U.S.
  Smaller Companies     $ 7,245,899   $ 23,984,483  $ 31,230,382
Wanger International
  Small Cap                      --     55,963,354    55,963,354
Wanger Twenty               624,930        588,474     1,213,404
Wanger Foreign Forty             --      3,168,366     3,168,366

                       This page intentionally left blank

BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

   The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the four series of the Trust. Mr. Wanger also serves as a trustee for each of the five series of Liberty Acorn Trust.

    NAME, POSITION(S) WITH       YEAR FIRST
     WANGER ADVISORS TRUST       ELECTED OR
          AND AGE AT            APPOINTED TO                     PRINCIPAL OCCUPATION(S) DURING                      OTHER
       JANUARY 1, 2002             OFFICE                               PAST FIVE YEARS                           DIRECTORSHIPS
   -------------------------    ------------                     ------------------------------                   --------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:

   FRED D. HASSELBRING, 60,        1994         Retail industry, general project development and business               None.
   Trustee                                      computer systems consultant; voice over specialist for
                                                industrial and institutional applications.

   P. MICHAEL PHELPS, 68,          1994         Retired since January 31, 1998; prior thereto, vice president           None.
   Trustee                                      and corporate secretary, Morton International, Inc.

   PATRICIA H. WERHANE, 66,        1998         Ruffin Professor of Business Ethics, Darden Graduate School             None.
   Trustee                                      of Business Administration, University of Virginia, since 1993;
                                                Co-Director of the Olsson Center for Applied Ethics,
                                                Darden Graduate School of Business Administration,
                                                University of Virginia, since September 2001.

TRUSTEES WHO ARE AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

   RALPH WANGER, 67,               1994         President, chief investment officer and portfolio manager,             Liberty
   Trustee and President*                       Liberty WAM since July 1992; president, Liberty Acorn Trust;            Acorn
                                                principal, WAM from July 1992 until September 29, 2000; Trust.          Trust.
                                                president, WAM Ltd. from July 1992 to September 29, 2000;
                                                president and director, WAM Acquisition GP, Inc. since
                                                September 29, 2000; director, Wanger Investment Company plc.

OFFICERS OF WANGER ADVISORSTRUST:

   J. KEVIN CONNAUGHTON, 37,       2001         Treasurer of the Liberty Funds and of the Liberty All-Star Funds        None.
   Assistant Treasurer                          since December 2000 (formerly controller of the Liberty Funds and of the Liberty All-Star Funds from February 1998 to
                                                October 2000); treasurer of the Stein Roe Funds since
                                                February 2001 (formerly controller from May 2000 to
                                                February 2001); senior vice president of Liberty Funds Group since January 2001 (formerly vice president of Colonial Management
                                                Associates since February 1998 to October 2000); senior tax manager,
                                                Coopers & Lybrand, LLP from April 1996 to January 1998.

   KEVIN S. JACOBS, 41,            2001         Assistant vice president, Liberty Funds Group since None.
   Assistant Secretary                          June 2000; senior legal product manager, First Union Corp.
                                                September 1999 to June 2000; prior thereto, senior legal
                                                product manager, Colonial Management Associates.

   KENNETH A. KALINA, 42,          1995         Chief financial officer, Liberty WAM since April 2000; assistant        None.
   Assistant Treasurer                          treasurer, Liberty Acorn Trust; fund controller, Liberty WAM since September 1995; prior thereto, treasurer of the Stein Roe
                                                Mutual Funds; director, New Americas Small Cap Fund.

                                       308

    NAME, POSITION(S) WITH       YEAR FIRST
     WANGER ADVISORS TRUST       ELECTED OR
          AND AGE AT            APPOINTED TO                     PRINCIPAL OCCUPATION(S) DURING                      OTHER
       JANUARY 1, 2002             OFFICE                               PAST FIVE YEARS                           DIRECTORSHIPS
   -------------------------    ------------                     ------------------------------                   --------------
   BRUCE H. LAUER, 44,             1995         Chief operating officer, Liberty WAM since April 1995;                  None.
   Vice President, Secretary                    principal, WAM from January 2000 to September 29, 2000;
   and Treasurer                                vice president, treasurer and secretary, Liberty Acorn Trust;
                                                director, Wanger Investment Company plc and New
                                                Americas Small Cap Fund.

   JEAN LOEWENBERG, 56,            2002         Group Senior Counsel, Fleet National Bank.                              None.
   Assistant Secretary

   CHARLES P. MCQUAID, 48,         1994         Director of research, Liberty WAM since July 1992; principal,         Liberty
   Senior Vice President                        WAM from July 1995 to September 29, 2000; trustee and senior           Acorn
                                                vice president, Liberty Acorn Trust.                                   Trust.

   ROBERT A. MOHN, 40,             1997         Analyst and portfolio manager, Liberty WAM since August                 None.
   Vice President                               1992; principal, WAM from 1995 to September 29, 2000; vice president, Liberty Acorn Trust.

   TODD NARTER, 37,                2001         Analyst and portfolio manager, Liberty WAM since June 1997;             None.
   Vice President                               vice president, Liberty Acorn Trust; prior thereto, product manager for Teradyne (1990-1997).

   CHRISTOPHER OLSON, 38,          2001         Analyst and portfolio manager, Liberty WAM since January                None.
   Vice President                               2001; vice president, Liberty Acorn Trust; prior thereto,
                                                director and portfolio strategy analyst with UBS Asset
                                                Management/Brinson Partners.

   JOHN H. PARK, 34,               1998         Analyst and portfolio manager, Liberty WAM since July 1993;             None.
   Vice President                               principal, WAM from 1998 to September 29, 2000; vice
                                                president, Liberty Acorn Trust.

   VINCENT P. PIETROPAOLO, 37,     2001         Vice president and counsel, Liberty Funds Group since                   None.
   Assistant Secretary                          December 1999; Associate, Morgan Lewis & Bockius,
                                                October 1998 to December 1999; product manager, Putnam
                                                Investments from April 1997 to October 1998; contracting
                                                attorney from May 1996 to April 1997.

   JOSEPH TURO, 34,                2002         Senior Counsel, FleetBoston Financial since August 1997;                None.
   Assistant Secretary                          prior thereto; associate, Ropes &Gray.

   LEAH J. ZELL, 52,               1994         Analyst, and portfolio manager, Liberty WAM since July 1992;            None.
   Vice President*                              vice president, Liberty Acorn Trust; director and managing member of trust committee, Chai Trust Company.

   The address for Mr. Hasselbring is Four Wheaton Center, Suite 416, Wheaton, IL 60187. The address for Mr. Phelps is 222 E. Chestnut Street, Apt. 10-B, Chicago, IL 60611. The address for Ms. Werhane is 104 Falcon Drive, Charlottesville, VA 22901. The address for Messrs. Wanger, McQuaid, Kalina, Lauer, Mohn, Narter, Olson, Park, and Ms. Zell is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Connaughton, Jacobs, Pietropaolo, Loewenberg and Turo is Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111.

   Wanger's Statement of Additional Information includes additional information about Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

         Liberty Wanger Asset Management, L.P.
         Shareholder Services Group
         227 West Monroe, Suite 3000
         Chicago, IL  60606
         (800) 4-WANGER (800-492-6437)
         www.wanger.com

* Mr. Wanger and Ms. Zell are married to each other.

[GRAPHIC]

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
AND CUSTODIAN
Liberty Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISOR
Liberty Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-4-WANGER
(1-800-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

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                                               ANN-03/336K-0602 (08/02) 02/1516